                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (Amendment No. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                               ARTISTDIRECT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing party:

          ----------------------------------------------------------------------

     (4)  Date filed:

          ----------------------------------------------------------------------

                               [ARTISTDIRECT LOGO]


                               ARTISTDIRECT, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 29, 2001



TO OUR STOCKHOLDERS:


        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ARTISTdirect, Inc., a Delaware corporation (the "Company"), will be held on Friday, June 29, 2001, at 10:00 a.m. Pacific Time at _____________________ for
the following purposes, as more fully described in the Proxy Statement accompanying this Notice:


        1. To elect three directors to serve for a three-year term ending in the year 2004 or until their successors are duly elected and qualified;

        2. To ratify the appointment of KPMG LLP as independent accountants of the Company for the fiscal year ending December 31, 2001;


        3. To approve the formation of a record label company as a co-venture between the Company and Frederick W. Field, and related agreements with Mr. Field;

        4. To approve an amendment to the Company's Certificate of Incorporation to effect a one-for-ten reverse stock split; and


        5. To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on April 30, 2001 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

        All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                          Sincerely,



                                          Marc P. Geiger
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer


Los Angeles, California

June 11, 2001


YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               [ARTISTDIRECT LOGO]



                               ARTISTDIRECT, INC.
                       5670 WILSHIRE BOULEVARD, SUITE 200
                          LOS ANGELES, CALIFORNIA 90036


                             -----------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 29, 2001

                             -----------------------



GENERAL


        The enclosed proxy (the "Proxy") is solicited on behalf of the Board of Directors of ARTISTdirect, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Friday, June 29, 2001 (the "Annual Meeting") and at any adjournment or postponement thereof. The Annual Meeting will be held at 10:00 a.m. Pacific Time at _____________________. These proxy solicitation materials were mailed on or about June 12, 2001 to all stockholders entitled to vote at the Annual Meeting.


VOTING; QUORUM


        The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On April 30, 2001, the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 35,683,709 shares of the Company's common stock ("Common Stock") were outstanding. No shares of the Company's preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on the Record Date. Stockholders may not cumulate votes in the election of directors.

        The presence at the Annual Meeting, either in person or by proxy, of holders of shares of outstanding stock entitled to vote and representing a majority of the voting power of all of such shares shall constitute a quorum for the transaction of business. In the election of directors, the three nominees receiving the highest number of affirmative votes shall be elected. With regard to Proposals Two and Three, the affirmative vote of the holders of Common Stock representing a majority of the voting power present or represented by proxy and voting at the Annual Meeting and entitled to vote on the subject matter is being sought. Proposal Four requires the affirmative vote of the holders of Common Stock representing a majority of the outstanding stock entitled to vote on the subject matter.

        All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. With regard to Proposals One, Two, and Three, abstentions will be counted towards the tabulations of votes cast on such proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposals have been approved. With regard to Proposal Four, both abstentions and broker non-votes will be counted towards the tabulations of votes cast on such proposals presented to the stockholders and each will have the same effect as negative votes.


PROXIES

        If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposal Two described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices at 5670 Wilshire Boulevard, Suite 200, Los Angeles, California 90036 a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

SOLICITATION

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS


        Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting of Stockholders must be received no later than February 12, 2002, in order that they may be included in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by the Board of Directors for the 2002 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal no later than April 26, 2002.

NOTE WITH RESPECT TO FORWARD-LOOKING STATEMENTS

        The Company has made forward-looking statements in this Proxy Statement that relate to expectations concerning matters that are not historical facts. Words such as "projects," "believes," anticipates," "plans," "expects," "intends," and similar words and expressions are intended to identify forward-looking statements. Although the Company believes that such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from such expectations, including risks described under "Proposal Three -- Approval of Record Label Co-Venture and Related Agreements with Frederick W. Field," "Proposal Four -- Approval of an Amendment to the Company's Certificate of Incorporation to Effect a One-for-Ten Reverse Split of the Company's Common Stock" and other risks stated in this Proxy Statement. All forward-looking statements attributable to the Company are expressly qualified in their entirety by such language. The Company does not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                             ----------------------

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

GENERAL


        The Company's Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors with staggered three-year terms, with each class as nearly equal in number as possible as determined by the Board. The Board currently consists of nine persons. The class whose term of office expires at the Annual Meeting currently consists of three directors. The directors elected to this class will serve for a term of three years, expiring at the 2004 annual meeting of stockholders or until their successors have been duly elected and qualified. Two of the three nominees listed below are currently directors of the Company. On May 31, 2001, the Board nominated Frederick W. Field to be elected as a director. If this proposal is approved, the Board will consist of nine persons, with each class consisting of three directors.


        The nominees for election have agreed to serve if elected, and management has no reason to believe that such nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the persons named in the enclosed Proxy will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the Proxies received by them FOR the nominees named below.


DIRECTORS AND NOMINEES


NOMINEES FOR TERM ENDING UPON THE 2004 ANNUAL MEETING OF STOCKHOLDERS

        KEITH K. YOKOMOTO, 38, co-founded the Company and has served as its President since July 1999, as its Chief Operating Officer since January 1997 and as a director since July 1998. From September 1985 to January 1997, Mr. Yokomoto was a manager of new ventures and business development and a project engineer at Hughes Electronics. Mr. Yokomoto received his B.S. in Mechanical Engineering from the University of California at San Diego and his M.B.A. from the University of Southern California.


        FREDERICK W. FIELD, 48, was nominated in May 2001 by the Board of Directors to be elected as a director. Mr. Field currently serves as Chairman of the Board and Chief Executive Officer of Radar Pictures, Inc., a film production company. From 1990 to 2001, Mr. Field served as Co-Chairman of Interscope Records, a music production company. From 1979 to 1997, Mr. Field served as Chairman of the Board and Chief Executive Officer of Interscope Communications, Inc. Additionally, Mr. Field serves on the board of directors of Interland, Inc. and several privately-held companies. See "Mr. Frederick W. Field" in Proposal Three for more information on Mr. Field.

        BENJAMIN MOODY, 41, has served as a director since March 2001. Mr. Moody presently is Vice Chairman and Chief Financial Officer of Cisneros TV Group, a media entertainment company, as well as Managing Director and Chief Financial Officer of Ibero-American Partners II, Ltd. Moody also currently serves as a director of several media companies, including Playboy TV International, LLC and The Locomotion Channel. From June 1996 to June 1998, Mr. Moody was a Managing Director of Violy, Byorum and Partners, LLC. From June 1992 to June 1996, Mr. Moody was a Vice President of Citicorp Securities, Inc. Mr. Moody received his B.A. in English Language and Literature from Saint Benet's Hall, Oxford University.


CONTINUING DIRECTORS FOR TERM ENDING UPON THE 2002 ANNUAL MEETING OF
STOCKHOLDERS


        DONALD P. MULLER, 40, co-founded the Company and has served as the President of ARTISTdirect Agency since July 1999 and as a director since July 1998. From January 1997 to June 1999, Mr. Muller was a co-Chief Executive Officer of ARTISTdirect, LLC. From October 1992 to December 1996, Mr. Muller was a talent agent overseeing William Morris Agency's Contemporary Music Worldwide division. From 1986 to September 1992, Mr. Muller was an agent at Triad Artists Agency, which was sold to William Morris Agency in 1992. Mr. Muller received his B.A. in Communications from the University of Iowa. In 1990, Mr. Muller co-founded the Lollapalooza concert tour.


        STEPHEN M. KRUPA, 36, has served as a director since May 1999. Mr. Krupa is a founding member and Managing Director of Psilos Group Managers, LLC, a private venture capital fund focused on the digital media, information technology and health care sectors. Mr. Krupa is currently a director of several private technology and healthcare companies. From February 1995 to July 1998, Mr. Krupa held various positions at Wasserstein Perella & Co., most recently as a Vice President where he specialized in mergers and acquisitions advisory work. Mr. Krupa received his B.S. in Mechanical Engineering from the University of South Florida and his M.B.A. from the Wharton School of the University of Pennsylvania.


        ALLEN D. LENARD, 59, has served as a director since July 1998. Mr. Lenard is Managing Partner of Lenard & Gonzalez LLP, a transactional entertainment law firm. Mr. Lenard received his B.A. in Business Administration from the University of Wisconsin, Madison and his J.D. from the University of California at Los Angeles School of Law.

CONTINUING DIRECTORS FOR TERM ENDING UPON THE 2003 ANNUAL MEETING OF
STOCKHOLDERS

        MARC P. GEIGER, 38, co-founded the Company and has served as Chief Executive Officer since the Company's inception and as the Company's Chairman of the Board since July 1998. From January 1992 to December 1996, Mr. Geiger was the Senior Vice President of Marketing, A&R and New Media at American Recordings, Inc. From 1984 to 1991, Mr. Geiger worked as a talent agent for Regency Artists, that was later acquired by the William Morris Agency. In 1990, Mr. Geiger co-founded the Lollapalooza concert tour.


        CLIFFORD H. FRIEDMAN, 42, has served as a director since July 1998. Mr. Friedman is a Senior Managing Director at Bear, Stearns & Co. Inc. where he manages venture capital funds, including Constellation Venture Capital, L.P. From January 1996 to August 1997, Mr. Friedman served as a Senior Vice President of Universal Studios. From January 1995 to January 1996, Mr. Friedman was a Vice President of Corporate Development at NBC. Mr. Friedman received his B.S. in Electrical Engineering and Computer Science and his M.S. in Electrophysics from Polytechnic University. Mr. Friedman received his M.B.A. from Adelphi University.

        DARA KHOSROWSHAHI, 32, has served as a director since March 2000. Since July 2000, Mr. Khosrowshahi has been Executive Vice President, Operations and Strategic Planning of USA Networks Incorporated. From October 1999 to July 2000, Mr. Khosrowshahi was President of USANetworks Interactive, a division of USAi. From February 1998 to October 1999, Mr. Khosrowshahi was the Vice President of Strategic Planning for USAi and USANi LLC. From 1991 to 1998, he was at Allen & Company Incorporated, an investment bank, where he was a Vice President from 1995 to 1996 and a director from 1996 to 1998. Mr. Khosrowshahi also serves as a director of Hotel Reservation Network and several private companies. Mr. Khosrowshahi received his B.S. in Bioelectrical Engineering from Brown University.


BOARD COMMITTEES AND MEETINGS


        The Board of Directors held seven meetings and acted by unanimous written consent three times during the fiscal year ended December 31, 2000 (the "2000 Fiscal Year"). The Board has an Audit Committee and a Compensation Committee. Except as set forth below, each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served during the 2000 Fiscal Year. Mr. Rick Rubin attended only one Board meeting in the 2000 Fiscal Year.


        AUDIT COMMITTEE. The Audit Committee currently consists of three directors, Messrs. Friedman, Khosrowshahi and Krupa, and is primarily responsible for approving the services performed by the Company's independent accountants and reviewing their reports regarding the Company's accounting practices and systems of internal accounting controls. The committee also reviews the Company's accounting and financial policies in general and the Company's management's procedures and policies with respect to the Company's internal accounting controls. The Audit Committee held three meetings during the 2000 Fiscal Year and did not act by unanimous written consent during the 2000 Fiscal Year.

        The Board of Directors adopted and approved a written charter for the Audit Committee on March 21, 2000, a copy of which is attached hereto as Appendix A. The Board has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

        COMPENSATION COMMITTEE. The Compensation Committee currently consists of three directors, Messrs. Friedman, Krupa and Lenard, and is primarily responsible for reviewing and approving the Company's general compensation policies and setting compensation levels for the Company's executive officers. The Compensation Committee also reviews and makes recommendations to the Board of Directors on matters relating to employee compensation and benefit plans. The Compensation Committee did not meet during the 2000 Fiscal Year.


DIRECTOR COMPENSATION

        Directors who are not employees of the Company or one of its subsidiaries do not currently receive any cash compensation from the Company for their service as members of the Board of Directors or any Board committee. However, Directors are reimbursed for all reasonable travel and lodging expenses incurred by them in attending Board and committee meetings. All directors are eligible to participate in the 1999 Employee Stock Option Plan.


        In December 2000, the Company granted Dara Khosrowshahi, one of its outside directors, options to purchase 50,000 shares of the Company's common stock at a price per share of $0.75. The Company did not grant any of its other outside directors shares of, or options to purchase, its common stock during 2000.


REQUIRED VOTE


        The three nominees receiving the highest number of affirmative votes of the outstanding shares of the Common Stock, voting together as a single class, present or represented by proxy and entitled to be voted for them, shall be elected as directors. Each proxy cannot be voted for a greater number of persons than three.


RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                  PROPOSAL TWO:

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS


        The Board of Directors has selected the firm of KPMG LLP, independent public accountants for the Company during the 2000 Fiscal Year, to serve in the same capacity for the year ending December 31, 2001, and is asking the stockholders to ratify this appointment. Stockholder ratification of such selection is not required by the Company's Bylaws or other applicable legal requirement. However, the Board of Directors is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.


        A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

        FEES BILLED TO COMPANY BY KPMG LLP DURING FISCAL 2000:

        AUDIT FEES


        Audit fees billed to the Company by KPMG LLP during the Company's 2000 Fiscal Year for the audit of the Company's annual financial statements and a review of those financial statements included in the Company's quarterly reports on Form 10-Q totaled $140,000.


        FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES


        The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during the 2000 Fiscal Year.


        ALL OTHER FEES

        Fees billed to the Company by KPMG LLP during the Company's 2000 Fiscal Year for all other non-audit services rendered to the Company, including services related to the Company's initial public offering and tax related services totaled $114,000.


DETERMINATION OF INDEPENDENCE

        The Company's Audit Committee has determined that the fees received by KPMG LLP for the non-audit related services listed above are compatible with maintaining KPMG's independence.

VOTE

        The affirmative vote of the holders of a majority of the shares present or represented and entitled to vote at the meeting is being sought to ratify the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.


RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                 PROPOSAL THREE:

                       APPROVAL OF RECORD LABEL CO-VENTURE
                 AND RELATED AGREEMENTS WITH FREDERICK W. FIELD


GENERAL

        The Board of Directors of the Company has determined that it is advisable and in the best interests of the Company and its stockholders to form a new record label company (the "Record Label") as a co-venture between the Company and Frederick W. Field, and to enter into related agreements with Mr. Field to retain Mr. Field as the Company's Chief Executive Officer. The Company believes these proposed transactions present an exciting opportunity to execute on the Company's original business strategy to have a significant presence in both the online and traditional offline segments of the music industry.

        On May 31, 2001, ARTISTdirect Recordings, Inc., a wholly-owned subsidiary of the Company, and Radar Records Holdings, LLC ("Radar Records"), an entity wholly owned directly or indirectly by Mr. Field, entered into definitive agreements regarding the formation and operation of the Record Label and the terms of Mr. Field's employment. At the 2001 Annual Meeting, the Company will ask its stockholders to approve these agreements in order to satisfy a condition to closing set forth in the definitive agreements. This condition may be waived by Radar Records and Mr. Field at any time prior to closing. Accordingly, in the event the stockholders fail to approve this proposal, and Radar Records and Mr. Field waive this condition, the Company could still consummate the transactions with Mr. Field.

        On May 31, 2001, the Board of Directors approved the formation of the record label co-venture with Mr. Field and the related agreements. The Board of Directors recommends that the stockholders vote FOR approval of the formation of the record label co-venture with Mr. Field and the related agreements.

        The terms of the material agreements relating to these transactions are summarized below. Stockholders are urged to carefully review and consider the terms of certain of those agreements that have been included as Appendices B and C to this Proxy Statement. A complete copy of the remaining agreements, which have been filed as Exhibits 1 through 4 with the Securities and Exchange Commission in connection with this Proxy Statement, is available at the Securities and Exchange Commission's web site at www.sec.gov, or from the Company, without charge, by writing to Investor Relations, ARTISTDIRECT, INC., 5670 Wilshire Boulevard, Los Angeles, California 90036. STOCKHOLDERS ALSO SHOULD CAREFULLY CONSIDER THE DISCUSSION IN THE SECTION BELOW ENTITLED "RISK FACTORS."

THE RECORD LABEL

        The Company, through its wholly-owned subsidiary, ARTISTdirect Recordings, and Mr. Field, through his affiliated entity, Radar Records, formed the Record Label on May 29, 2001 as a Delaware limited liability company under the name ARTISTdirect Records, L.L.C. The Record Label will have its principal offices in Los Angeles, California and Mr. Field will serve as its Chief Executive Officer.

        The Record Label will seek to develop new music artists, and to produce and distribute their recordings as an independent label utilizing both traditional channels and emerging Internet distribution channels. The Record Label will be jointly owned by the Company and by Mr. Field, and will seek to exploit the Company's Internet music distribution network and artist services, allowing the Company to strengthen its position as a music entertainment company with both traditional and new media capabilities based on the Internet.

MR. FREDERICK W. FIELD

        Mr. Field is a veteran executive of the entertainment industry, with over 22 years of experience owning and operating film production companies and record labels. Mr. Field presently serves as Chairman of the Board and Chief Executive Officer of Radar Pictures Inc., a film production company. Mr. Field has produced numerous films, including "Runaway Bride," "Mr. Holland's Opus" and "The Hand that Rocks the Cradle." From 1990 to 2001, Mr. Field served as Co-Chairman of Interscope Records, a music production company, which has signed such acts as

Tupac Shakur, Nine Inch Nails, Dr. Dre, No Doubt, Snoop Doggy Dogg, Limp Bizkit and Eminem. Until 1984, Mr. Field was co-owner of Field Enterprises, a media conglomerate that owned numerous television stations, the Chicago Sun Times newspaper, and Cabot, Cabot and Forbes, a large real estate company. Mr. Field also currently serves as a director on the board of directors of Huge Click, Interland, Load Media, Omnipod, Strategic Data Corporation and E-Vox.

        Mr. Field has been nominated in this Proxy Statement to serve as the Chairman of the Board of the Company. In addition, Mr. Field will serve as Chief Executive Officer for both the Company and the Record Label pursuant to separate employment agreements, which have been filed with the Securities and Exchange Commission as Exhibits 1 and 2 with this Proxy Statement, and which are summarized below. These dual roles have the potential to create conflicts of interest in Mr. Field's service to the Company and his service to the Record Label, as described more fully below. Stockholders are urged to carefully consider these potential conflicts of interest prior to voting on this proposal.

BACKGROUND OF THE VENTURE

        The Company's management and its Board of Directors continually consider opportunities to improve the Company's position in the music entertainment industry and ways to enhance stockholder value. From time to time, these considerations have included the creation of a significant presence for the Company as a record label, expanding on the original strategy that had resulted in the formation of Kneeling Elephant. As the online music business has evolved over the last several years, the Company's original vision of an integrated online and offline music business has been reinforced by industry trends.

        In October 2000, Allen Lenard, a director of the Company who had a previous professional relationship with Mr. Field, met with Mr. Field to explore in general terms what opportunities Mr. Field was considering pursuing following the end of the term of his employment with Interscope Records. During this initial meeting, there were no specific discussions regarding the Company. When Mr. Lenard heard that Mr. Field's employment with Interscope Records had ended, he again contacted Mr. Field, this time discussing specifically a potential opportunity with the Company. Mr. Field expressed an interest in further discussing how the Company could expand its offline operations in a manner that complemented its online operations. Mr. Lenard introduced the idea that the Company and Mr. Field could create a co-venture record label that could benefit from the Company's significant online presence, and Mr. Field became interested in this opportunity. Since the time of this initial contact, Mr. Field has met with certain of the Company's management and directors on numerous occasions to more fully outline the material terms of a transaction. As certain of the Company's management and directors became more familiar with Mr. Field, the discussions progressed beyond the idea of creating a record label co-venture to include the retention of Mr. Field as Chief Executive Officer of the Company and Chief Executive Officer of the Record Label.

        As discussions with Mr. Field progressed, certain of the Company's management and directors who had met with Mr. Field informed the Company's full Board of Directors of the Record Label concept, the possible retention of Mr. Field as Chief Executive Officer of the Company and the ongoing negotiations. After full consideration and evaluation, on April 5, 2001, the Board of Directors decided that it was in the best interests of the Company and its stockholders to develop the record label co-venture with Mr. Field, ratified a non-binding term sheet between the Company and Mr. Field and authorized the Company to proceed with negotiating a definitive agreement. Following the execution of the term sheet, the Company and Mr. Field, together with their respective legal, financial and accounting advisors, commenced negotiating the terms of the definitive agreements.

        Over the next several weeks, members of the Board of Directors received regular reports regarding the status of the negotiations. On May 31, 2001, the Board of Directors met, received summaries of the definitive agreements, discussed these items in detail with the Company's management and its advisors, approved the formation of the record label co-venture with Mr. Field and the related agreements, and authorized the officers of the Company to execute the definitive agreements with Mr. Field. The parties executed the definitive agreements on May 31, 2001.

REASONS FOR THE VENTURE

        The Company and its Board of Directors believe that the record label co-venture will benefit the Company in several ways, including:

        - Attraction of Executive Talent. The record label co-venture attracted the interest of Mr. Field, an accomplished and experienced executive in the music and entertainment industry, to serve as Chief Executive Officer of the Company. Mr. Field's track record as Co-Chairman of Interscope Records demonstrates his ability to build and run a successful record label. The Company believes that having a business leader of Mr. Field's caliber as its Chief Executive Officer will strengthen and expand the Company's position in both the online and offline segments of the music industry.

        - Expand the Company's Market Opportunity. Through the Record Label, the Company has the opportunity to achieve a larger and more diversified presence in the music industry. The traditional sale of music recordings in CD format represents the largest segment of the music industry. To date, the Company has participated in this segment in only a very small way and with virtually no proprietary content. The Company believes that the formation of the Record Label will position the Company to participate more directly in this large business segment.

        - Leverage Current Business. The Record Label will seek to develop new music artists, and to produce and distribute their recordings as an independent label utilizing both traditional channels and emerging Internet distribution. The Company believes that it will benefit significantly by being able to offer its Internet music distribution network and artist services to meet the online needs of the Record Label, thereby generating additional revenue opportunities. As part of the Record Label venture, the Company expects to acquire certain rights for the digital distribution of Record Label content that may be exploited directly by the Company or through license agreements with third party distributors.

        - Improve Return on Investment. The Company has experienced significant losses related to the development of its online business. Management and the Board of Directors believe that the Record Label represents the most attractive alternative for investment of a substantial majority of the Company's cash resources to improve its return on investment and create value for its stockholders. Although the Company, through its wholly-owned subsidiary, ARTISTdirect Recordings, is committing a significant amount of its cash to the Record Label, its commitment will take the form of a loan under what it believes are commercially reasonable terms. The Company believes that it will realize the return of principal plus interest on its loan, as well as a significant return on its equity interest in the Record Label.

THE VENTURE

        ARTISTdirect Recordings, a wholly-owned subsidiary of the Company, and Radar Records, an entity affiliated with Mr. Field, have entered into definitive agreements that provide for the joint formation and operation of the Record Label, with ARTISTdirect Recordings providing a significant financial commitment to the co-venture. Mr. Field will be responsible for running the day-to-day operations of the Record Label. As an inducement to Mr. Field to enter into the co-venture with the Company, the Company has entered into a five-year employment agreement with Mr. Field to serve as Chief Executive Officer of the Company, has entered into non-qualified stock option agreements with Mr. Field and has nominated Mr. Field for election to the Company's Board of Directors at the 2001 Annual Meeting. Mr. Field also will serve as the Chief Executive Officer of the Record Label pursuant to a separate five-year employment agreement.

        The following are summaries of the material provisions of the operating agreement, loan and security agreement, employment agreements, stock option agreements, stock purchase agreement, notices of grant, registration rights letter and letter agreement. The operating agreement and loan and security agreement are included as Appendices B and C to this Proxy Statement. The other agreements have been filed with the Securities and Exchange Commission as Exhibits 1 through 4 with this Proxy Statement. Such summaries are qualified in their entirety by reference to the respective agreements. Stockholders are urged to read the operating agreement and the loan and security agreement in their entirety for a more complete description of the transactions. A complete copy of the remaining agreements, which have been filed as Exhibits 1 through 4 with the Securities and Exchange Commission in connection with this Proxy Statement, is available at the Securities and Exchange

Commission's web site at www.sec.gov, or from the Company, without charge, by writing to Investor Relations, ARTISTDIRECT, INC., 5670 Wilshire Boulevard, Los Angeles, California 90036. In the case of any discrepancy between the terms of the agreements and the following summaries, the agreements will control.

        OPERATING AGREEMENT

        The Record Label will be funded and will operate pursuant to the terms of an operating agreement between ARTISTdirect Recordings, a wholly-owned subsidiary of the Company, and Radar Records, an entity wholly owned directly or indirectly by Mr. Field. ARTISTdirect Recordings and Radar Records will each own a 50% equity interest in the co-venture. In addition, subject to certain conditions described more fully below, ARTISTdirect Recordings will provide funding to the Record Label in the form of a $50 million revolving credit facility pursuant to a loan and security agreement.

        Mr. Field currently owns directly or indirectly 100% of the membership interests in Radar Records, and, as a result, has sole control over, and all voting rights with respect to the exercise by Radar Records of, all voting rights under the operating agreement and all related agreements. Radar Records may issue membership interests or other derivative interests, such as "phantom" interests in net profits, to employees of the Record Label, representing an interest in up to 20% of the capital or profits of Radar Records.

        ADVANCES UNDER LOAN AND SECURITY AGREEMENT. Until the earlier of (a) the fifth anniversary of the effective date of the operating agreement, (b) the termination of Mr. Field's employment by the Record Label for cause or due to disability or death, or by him without good reason, or (c) the sale of the Record Label, ARTISTdirect Recordings is required to advance funds to the Record Label for each fiscal year in accordance with an annual budget, prepared by Radar Records and reasonably approved by ARTISTdirect Recordings, setting forth all anticipated expenditures and revenue of the Record Label.

        Within five business days of the effective date of the operating agreement, ARTISTdirect Recordings must advance $12 million to the Record Label. On the first business day of the fiscal year ending December 31, 2002, ARTISTdirect Recordings must advance 110% of the aggregate amount of advances called for in the annual budget for that fiscal year less the amount by which $12 million exceeds 110% of the aggregate amount of advances called for in the annual budget for the fiscal year ended December 31, 2001. On the first business day of the fiscal year ending December 31, 2003, ARTISTdirect Recordings must advance 110% of the aggregate amount of advances called for in the annual budget for that fiscal year.

        The aggregate amount of advances to be made in these first three fiscal years is subject to a maximum cap of $33 million. For subsequent fiscal years, ARTISTdirect Recordings must make advances as requested by the Record Label's Chief Executive Officer within the guidelines of the annual budget for that fiscal year. ARTISTdirect Recordings will not be required to make an advance in any fiscal year that would increase the outstanding principal amount by more than $15 million over the existing outstanding amount as of the end of the prior fiscal year, or to make advances beyond $50 million in the aggregate.

        As of May 31, 2001, the Company had approximately $71 million in cash. Within five business days of the effective date of the operating agreement, the Company's cash position will be reduced by $12 million to approximately $59 million pro forma. Assuming that ARTISTdirect Recordings is required to make the maximum amount of advances under the operating agreement and loan and security agreement, the Company's cash position will be reduced by $33 million within the first three fiscal years to approximately $38 million, and by $50 million within the first five fiscal years to approximately $21 million, in each case without giving effect to other uses of cash during those periods. See "Risk Factors -- The Company expects to commit a substantial amount of cash to the Record Label and may not have sufficient cash to continue operating its other businesses or to pursue other business opportunities."

        CAPITAL CONTRIBUTIONS. The Record Label is a Delaware limited liability company and each of ARTISTdirect Recordings (the Company's wholly-owned subsidiary) and Radar Records (Mr. Field's affiliated entity) will be members. Initially, ARTISTdirect Recordings and Radar Records will each receive five million membership units in the Record Label, representing a 50% equity interest for each party, in return for their initial capital contributions of $50,000 each. An individual capital account will be maintained for each member in compliance with Treasury Regulation Section 1.704-1(b).

        No member will (a) have any obligation to make any additional capital contributions beyond the initial $50,000 to the Record Label (this provision does not limit ARTISTdirect Recordings' obligations under the loan and security agreement); (b) be entitled to withdraw all or any part of its capital contribution or capital account from the Record Label prior to liquidation or, if such withdrawal is permitted, to demand a distribution of property other than money; and (c) be entitled to receive interest on its capital account or any capital contribution. Except as provided in the operating agreement or pertaining to loan advances made by a member to the Record Label, no member will have priority over any other member for the return of a capital contribution, a distribution or an allocation.

        DIVESTITURE. ARTISTdirect Recordings' equity interest in the Record Label is subject to divestiture if it defaults on its funding obligations prior to a sale of the Record Label or prior to the termination of Mr. Field's employment by the Record Label for cause or due to disability or death, or by him without good reason. A termination of employment for cause, disability or good reason is explained more fully below under the heading "Employment Agreements."

        In the event that ARTISTdirect Recordings defaults on its funding obligation before the occurrence of any of the events described above, Radar Records will have the right on behalf of the Record Label to obtain substitute financing or services for which the Record Label would otherwise have had to pay cash upon such arm's length terms as Radar Records determines in its reasonable discretion. If the Record Label obtains substitute financing or services (valued at fair market value) in an amount equal to or greater than the amount that gave rise to the default, then it will be entitled to divest ARTISTdirect Recordings and its permitted transferees of a number of their units to be calculated based upon both the number of units issued to the substitute financier as well as the amounts advanced and remaining to be advanced by ARTISTdirect Recordings to the Record Label. For purposes of this calculation, the aggregate number of units issued to the substitute financier(s) may never exceed the "Maximum Financier Units," which means the number of units issued in consideration for the lower of: (i) 125% of the amount by which ARTISTdirect Recordings' $50 million commitment exceeds the highest outstanding balance at any time of ARTISTdirect Recordings' advances to the Record Label or (ii) the maximum amount ARTISTdirect Recordings could have been required to advance following the funding default, based on the annual advance limitation of $15 million, pro rated on a monthly basis. The number of units to be divested from ARTISTdirect Recordings and its permitted transferees will equal the Maximum Financier Units, or, if lower, the sum of (A) and (B), where (A) is equal to the product of (w) the number of units held by ARTISTdirect Recordings and its permitted transferees as of the default date and (x) the quotient obtained by dividing by $50 million the amount by which ARTISTdirect Recordings' $50 million commitment exceeds the highest outstanding balance at any time of ARTISTdirect Recordings' advances to the Record Label, and (B) is equal to the lesser of (y) 25% of the Maximum Financier Units (or, if less, 25% of 50% of the total number of units outstanding as of the default date) and (z) the amount by which the Maximum Financier Units exceeds the number derived from (A) above. For purposes of the preceding calculation, the 50% figure is subject to reduction in the event the interests of ARTISTdirect Recordings and its permitted transferees in the Record Label are diluted by future issuances of units prior to the default date. If any units divested from ARTISTdirect Recordings and issued to a substitute financier or service provider are subsequently forfeited by or divested from that substitute financier or service provider, they will be returned to ARTISTdirect Recordings, but can be reissued to future substitute financiers or service providers.

        If ARTISTdirect Recordings defaults on its funding obligations, its voting rights will be terminated as will its right to obtain, from an acquiror upon a sale of the Record Label, the non-exclusive right to exploit by electronic transmission those recordings to which the Record Label had rights immediately prior to such sale or that are created by any recording artist that is a party to a recording agreement with the Record Label immediately prior to such sale. In addition, if ARTISTdirect Recordings defaults on its funding obligations, its right to repayment of prior advances will be subordinated to the extent provided in the loan and security agreement. However, ARTISTdirect Recordings will remain entitled to vote on the following matters concerning the Record Label: entering into an agreement, arrangement or transaction with an employee, or with an officer or member or their affiliates, relatives, beneficiaries or employees, that calls for aggregate payment (other than salary, bonus or expense reimbursement) in excess of $10,000, except pursuant to the divestiture provisions of the operating agreement; changing the rights or obligations among ARTISTdirect Recordings, Radar Records, Mr. Field or the Record Label under the operating agreement or related agreements, except pursuant to the divestiture provisions of the operating agreement or such changes to the rights and obligations of Mr. Field as may be approved by a substitute financier in connection with providing at least $2 million in substitute financing; taking any action against a member for a breach or alleged breach of any obligation to the Record Label, or terminating the Chief Executive Officer's employment pursuant to the operating agreement provision regarding removal of the Chief Executive Officer; entering into or modifying the terms of any employment agreement or arrangement with Mr. Field in a manner that increases Mr. Field's compensation, benefits or perquisites; authorizing an amendment to the operating agreement that would disproportionately affect ARTISTdirect Recordings, or to the Certificate of Formation, the loan and security agreement or any exhibits to such agreements; causing or permitting any controlled affiliate to take the above actions; any decision in which no other member is entitled to vote (e.g., because such member is an interested party); and granting approvals regarding a forced sale of the Record Label (as described more fully below). If, following ARTISTdirect Recordings' funding default, Mr. Field's employment is terminated by the Record Label for cause or due to disability or death, or by him with or without good reason, all of ARTISTdirect Recordings' voting rights will automatically be restored and ARTISTdirect Recordings will have the right to choose and remove any successor Chief Executive Officer of the Record Label. All of the above consequences of a funding default by ARTISTdirect Recordings will be the sole remedies available to the Record Label and the other members for such a default.

        Radar Records' equity interest in the Record Label is subject to divestiture if Mr. Field's employment is terminated by the Record Label for cause or due to disability or death, or by him without good reason, prior to a sale of the Record Label or prior to a funding default by ARTISTdirect Recordings. If Mr. Field's employment is terminated in this manner, ARTISTdirect Recordings will have the right to hire a replacement officer and issue him any reasonable number of units. Doing so will entitle ARTISTdirect Recordings to divest Radar Records and its permitted transferees of a number of units to be calculated based upon both the number of units issued to the replacement officer (or any replacement of such replacement officer) as well as the date of and reason for the termination of Mr. Field's employment with the Record Label. The number of units to be divested will equal the lesser of the number of units issued to the replacement officer and the number of units that equal the sum of
(C) and (D), where (C) is equal to 100% of Radar Records' and its permitted transferees' units as of the date of Mr. Field's termination if it occurs in months 1 through 12 of his employment, 70% of Radar Records' and its permitted transferees' units as of the date of Mr. Field's termination if it occurs in months 13 through 24 of his employment (less 2.5% for each completed month in that period), 40% of Radar Records' and its permitted transferees' units as of the date of Mr. Field's termination if it occurs in months 25 through 36 of his employment (less 2.5% for each completed month in that period), 10% of Radar Records' and its permitted transferees' units as of the date of Mr. Field's termination if it occurs in months 37 through 48 of his employment (less 0.42% for each completed month in that period), or 5% of Radar Records' and its permitted transferees' units as of the date of Mr. Field's termination if it occurs in months 49 through 60 of his employment (less 0.42% for each completed month in that period), and (D) is equal to the lesser of (x) 25% of the number of units to be issued to the replacement officer (or, if less, 25% of 50% of the total number of units outstanding as of the date of Mr. Field's termination) and
(y) the amount by which the number of units to be issued to the replacement officer exceeds the number derived from (C) above. For purposes of the preceding calculation, the 50% figure is subject to reduction in the event the interests of Radar Records and its permitted transferees in the Record Label are diluted by future issuances of units prior to the default date. However, if Mr. Field's employment is terminated by the Record Label due to disability or death, the number of units to be divested from Radar Records and its permitted transferees may not exceed the number derived from (C) above. If any units divested from Radar Records and issued to a replacement officer are subsequently divested from that replacement officer, they will be returned to Radar Records, but can be reissued to a future replacement officer.

        If, prior to a funding default by ARTISTdirect Recordings, Mr. Field's employment is terminated by the Record Label for cause or due to disability or death, or by him without good reason, Radar Records' voting rights will be terminated, except that Radar Records will remain entitled to vote on the following matters concerning the Record Label: entering into an agreement, arrangement or transaction with an employee, or with an officer or member or their affiliates, relatives, beneficiaries or employees, that calls for aggregate payment (other than salary, bonus or expense reimbursement) in excess of $10,000, except pursuant to the divestiture provisions of the operating agreement; changing the rights or obligations among ARTISTdirect Recordings, Radar Records, Mr. Field or the Record Label under the operating agreement or related agreements, except pursuant to the divestiture provisions of the operating agreement or such changes to the rights and obligations of Mr. Field as may be approved by a substitute financier in connection with providing at least $2 million in substitute financing; taking any action against a member for a breach or alleged breach of any obligation to the Record Label; entering into or modifying the terms of any employment agreement or arrangement with Mr. Field in a manner that increases Mr. Field's compensation, benefits or perquisites; authorizing an amendment to the operating agreement that would disproportionately affect Radar Records, or to the Certificate of Formation, the loan and security agreement or any exhibits to such agreements; causing or permitting any controlled affiliate to take the above actions; any decision in which no other member is entitled to vote; and granting approvals regarding a forced sale of the Record Label (as described more fully below).

        MANAGEMENT AND INDEMNIFICATION. Mr. Field will serve as the Chief Executive Officer of the Record Label, will operate and manage its day-to-day business and affairs and will be authorized to take any actions or make any decisions for the Record Label, subject to those decisions that are reserved to the members. No member may operate or manage the Record Label's day-to-day business and affairs, or have the power to bind the Record Label, unless authorized by the Chief Executive Officer, the members or the operating agreement. The Chief Executive Officer of the Record Label will be chosen and may be removed by a majority of the voting members (which must include ARTISTdirect Recordings and Radar Records so long as they are entitled to vote), subject to the following: Mr. Field will be the initial Chief Executive Officer pursuant to the terms of his employment agreement with the Record Label, and may be removed only for cause. Radar Records will have no right to participate in any decision by the Record Label whether to commence arbitration proceedings in order to terminate Mr. Field's employment for cause. If, following a funding default by ARTISTdirect Recordings, Mr. Field's employment is terminated by the Record Label for cause or due to disability or death, or by him with or without good reason, ARTISTdirect Recordings will have the right to choose and remove any successor Chief Executive Officer of the Record Label.

        The Record Label will provide standard indemnification to its members, officers, employees or agents, as long as they acted in good faith and in a manner that they reasonably believed to be in, or not opposed to, the best interests of the Record Label, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. Each member will indemnify the Record Label and the other members and their affiliates for any loss due to that member purporting to act as an agent of, or to execute a binding instrument on behalf of, the Record Label.

        MAJORITY VOTING. Neither the Record Label nor the Chief Executive Officer acting on behalf of the Record Label may take any of the following actions without the approval of a majority of its voting members (which must include ARTISTdirect Recordings and Radar Records so long as they are entitled to vote): (a) engage in business or transactions unrelated to the record label business; (b) dissolve or liquidate, except through a sale of the Record Label;
(c) join in, commence or consent to an entry of order in any bankruptcy or insolvency proceeding, or consent to the appointment of a receiver, trustee or other custodian; (d) adopt or amend an annual budget; (e) incur an expenditure beyond 110% of the aggregate expenditures specified in the annual budget, or beyond 125% of the aggregate expenditures specified for the expenditure's particular category, except for independent marketing and promotion of a particular album where the aggregate expenditures do not exceed 20% of the amount received from distribution of such album; (f) request an advance from ARTISTdirect Recordings' credit facility before it is required; (g) sell, transfer, lease, license or dispose of to a third party any tangible or intangible asset or property valued in excess of $500,000 individually or $2,500,000 in the aggregate, except in a sale of the Record Label; (h) enter into an agreement for the manufacture or distribution of records, unless through traditional distribution channels selected by Radar Records and reasonably approved by ARTISTdirect Recordings; (i) authorize, issue, sell, acquire, repurchase or redeem any units or equity securities, except pursuant to the divestiture provisions of the operating agreement or in a sale of the Record Label; (j) admit new members, other than transferees of ARTISTdirect Recordings and Radar Records receiving up to 20% of the outstanding units as consideration for services provided; (k) merge or consolidate with any entity, except in a sale of the Record Label; (l) except as set forth in an annual budget, acquire a substantial portion of the assets or business of any entity, or any assets valued in excess of $500,000 ($1,000,000 in the case of copyrights), except in a sale of the Record Label; (m) acquire any securities or ownership interest of any entity, other than certain interest-bearing securities; (n) encumber any Record Label assets, except pursuant to the substitute financing provisions of the operating agreement or in a sale of the Record Label; (o) incur, assume or guarantee any indebtedness in excess of $2,000,000, except pursuant to the substitute financing provisions of the operating agreement or in a sale of the Record Label; (p) form an affiliate; (q) compromise, settle or release any debt in excess of $500,000; (r) confess a judgment against the Record Label or its property; (s) grant a power of attorney; (t) enter into a joint venture or partnership other than with a recording artist, production company or producer receiving no more than 50% of the venture's equity interests or net profits after repayment of the Record Label's funding commitment, provided the Record Label is not committing to fund in excess of the limits set forth in (y) below;
(u) appoint, remove or change the Record Label's primary external attorneys or accountants; (v) enter into an agreement, arrangement or transaction with an employee, or with an officer or member or their affiliates, relatives, beneficiaries or employees, that calls for aggregate payment (other than salary, bonus or expense reimbursement) in excess of $10,000, except pursuant to the divestiture provisions of the operating agreement; (w) incur a capital expenditure in excess of $500,000 ($1,000,000 in the case of copyrights), unless pursuant to the annual budget; (x) enter into a contract or arrangement (other than for employment) that has a term or is to be performed over a period exceeding one year, other than agreements to pay less than $500,000 in the aggregate or entered into in the ordinary course of business with recording artists, producers, or talent finders; (y) pay recording costs, advances or guarantees in connection with the creation of, or acquisition of rights to, recordings in amounts exceeding $600,000 for any one album or $2,000,000 in the aggregate for more than one album, or of which more than $100,000 is nonrecoupable, except payments pursuant to the annual budget, payments of earned royalties or payments made by reason of an exercised option; (z) enter into a contract or arrangement to pay royalties in excess of 22% of the suggested retail price of the applicable record, a "pennies per record" rate that disproportionately exceeds such royalty rate or "non standard" consideration; (aa) enter into a contract or arrangement that provides for a default, termination, acceleration or penalty in the event an officer or employee of the Record Label no longer performs a specified function or upon a change of control; (bb) create a royalty participation commission plan for artist and repertoire executives; (cc) subject to the operating agreement provision regarding appointment and removal of the Chief Executive Officer, enter into or amend any written employment agreement, employee benefit plan or policy, or arrangement to pay any employee in excess of $400,000 in any one year or any compensation based upon net profits, revenues or gross sales, except for transfers by Radar Records of up to 20% of the outstanding units as consideration for services provided or participation in the A&R Points Plan; (dd) enter into any music publishing agreement to obtain copyrights and/or administration rights for musical compositions; (ee) sell, transfer, license exclusively or dispose of intellectual property rights other than in the ordinary course of business or in a sale of the Record Label; (ff) cause or permit any controlled affiliate to take any action if the Record Label could not take such action without approval under the majority voting provision of the operating agreement; (gg) change the rights or obligations among ARTISTdirect Recordings, Radar Records, Mr. Field or the Record Label under the operating agreement or related agreements, except pursuant to the divestiture provisions of the operating agreement or such changes to the rights and obligations of Mr. Field as may be approved by a substitute financier in connection with providing at least $2 million in substitute financing (subject to (ii) below); (hh) take any action against a member for a breach or alleged breach of any obligation to the Record Label, or to terminate the Chief Executive Officer's employment pursuant to the operating agreement provision regarding removal of the Chief Executive Officer; (ii) enter into or modify the terms of any employment agreement or arrangement with Mr. Field in a manner that increases Mr. Field's compensation, benefits or perquisites; (jj) authorize an amendment to the operating agreement, the Certificate of Formation, the loan and security agreement or any exhibits to such agreements; or (kk) borrow any funds from any member or third party, except pursuant to the loan and security agreement with ARTISTdirect Recordings.

        The voting provisions of the operating agreement require that any Record Label action authorized by the approval of a majority of its voting members must also include the vote of ARTISTdirect Recordings and Radar Records (as long as they remain entitled to vote). Therefore, ARTISTdirect Recordings and Radar Records must unanimously agree on the Record Label's corporate actions that require a majority vote. If ARTISTdirect Recordings and Radar Records cannot unanimously agree, a deadlock will occur and the corporate action will not be authorized.

        OUTSIDE ACTIVITIES. During the term of Mr. Field's employment with the Record Label, none of ARTISTdirect Recordings, the Company or their controlled affiliates is permitted to enter into any agreement for the acquisition or production of recordings for the purpose of making records for sale through traditional distribution channels, or any music publishing agreement to obtain copyrights and/or administration rights for musical compositions, without first providing the Record Label with a right of first refusal with respect to entering into such an agreement or, in the alternative, a right of first offer to act as the traditional channel distributor for ARTISTdirect Recordings, the Company or their controlled affiliates, as applicable, under such an agreement, on financial terms no less favorable to ARTISTdirect Recordings, the Company or their controlled affiliates, as applicable, than those provided in the Record Label's distribution agreements for its records. However, with respect to a distribution agreement where the Record Label rather than the distributor pays for manufacturing costs, the Record Label will have the right to retain for its own benefit on each record a fee equal to 2% of the base amount upon which the distributor computes its distribution fee, and with respect to a license agreement for the manufacture and distribution of the Record Label's records whereby the Record Label is entitled to a royalty, the Record Label will remit to ARTISTdirect Recordings, the Company or their controlled affiliates, as applicable, 90% of the royalties paid or credited to the Record Label on each record under such agreement and will retain the remaining 10% for its own benefit.

        ARTISTdirect Recordings and its affiliates will have an exclusive global license to distribute by electronic transmission each recording and record owned, controlled or acquired by the Record Label, subject only to any third-party distributor agreements approved by a majority of the voting members of the Record Label (which must include ARTISTdirect Recordings and Radar Records so long as they are entitled to vote). This exclusive global license will terminate upon a sale of the Record Label, although ARTISTdirect Recordings will have the right to obtain, from an acquiror upon a sale of the Record Label, the non-exclusive right to exploit by electronic transmission those recordings to which the Record Label had rights immediately prior to such sale or that are created by any recording artist that is a party to a recording agreement with the Record Label immediately prior to such sale.

        LIMITED LIABILITY. Under the terms of the operating agreement, neither ARTISTdirect Recordings nor any other member will be liable for any debts, obligations or liabilities of the Record Label or of the other members.

        DISTRIBUTIONS. If, after repaying the outstanding advances (plus interest) made by ARTISTdirect Recordings, and after providing for the current and anticipated cash needs of the Record Label (as mutually determined by Radar Records and ARTISTdirect Recordings or, if no agreement can be reached, an amount equal to 50% of the annual budget expenditure projection), there is any cash balance remaining at the end of each fiscal year, then the Record Label will make a tax distribution to each member in an amount equal to the product of
(i) the amount of taxable income allocable to such member for the preceding fiscal year (net of unused cumulative tax losses previously allocated to such member in all prior fiscal years) and (ii) the combined marginal rate for such preceding fiscal year (but only to the extent that the distribution exceeds that member's distributions from the preceding fiscal year). The combined marginal rate is equal to the sum of (a) the highest marginal federal income tax rate assessable for such year on the member's (i) ordinary income or (ii) long term capital gain, as applicable, and (b) the highest combined marginal state income tax rate assessable for such year on the ordinary income of individuals residing in California, after giving effect to the federal income tax benefit derived from any state and local taxes assessable on the member's income.

        If there is any available cash remaining, the Record Label will make further distributions to each member until all distributions made equal in the aggregate that member's pro rata share of the full cash balance that was remaining to be distributed at the end of the fiscal year. If the cash balance at the end of the fiscal year is insufficient to make tax distributions for that particular fiscal year, then ARTISTdirect Recordings must advance the additional amount required to fund the applicable tax distributions, notwithstanding any annual advance limitations, provided that if the additional amount required to fund the applicable tax distributions would exceed the aggregate advance limitation, then ARTISTdirect Recordings need not advance the additional amount required to fund the applicable tax distributions, but such tax distributions will be made prior to repaying any outstanding advances made by ARTISTdirect Recordings. The Record Label is entitled to offset all amounts owing to it by a member against any distribution to be made to that member. Distributions will be subject to required withholdings.

        ALLOCATIONS OF INCOME AND LOSS. The Record Label's net income and other items of income and gain for each fiscal year will be allocated first to the members pro rata in accordance with prior allocations of net losses, next to ARTISTdirect Recordings to the extent of prior allocations of net losses and finally to the members pro rata in accordance with their respective percentage interests. However, in the event that, upon a forced sale of the Record Label (as discussed more fully below), ARTISTdirect Recordings is entitled to receive either a minimum price per unit equal to the per unit consideration specified in ARTISTdirect Recordings' early offer (as discussed more fully below) or $75 million, and the members agree to distribute the proceeds from such sale other than in accordance with their respective percentage interests, allocations of net income will be made in proportion to and to the extent of the amount of distributions to be received by each member.

        The Record Label's net losses and other items of deduction and loss for each fiscal year will be allocated first to the members pro rata in accordance with prior allocations of net income, next to ARTISTdirect Recordings until the amount of net losses allocated to ARTISTdirect Recordings from inception equals the amount of non-repaid advances made by ARTISTdirect Recordings (unless duplicative of regulatory allocations that are not offset) and finally to the members pro rata in accordance with their respective percentage interests.

        The Record Label's allocations of net income and net loss are subject to certain allocations required by the Treasury Regulations, including those related to minimum gain chargebacks and qualified income offsets.

        All of the regulatory allocations will be offset, to the extent possible, either with other regulatory allocations or with special allocations of other items of Record Label income, gain, loss or deduction (taking into account future regulatory allocations) so that, after such offsetting allocations are made, each member's capital account balance is, to the extent possible, equal to the capital account balance such member would have had if all Record Label items were allocated without regard to the regulatory allocations.

        Each separate item of income, deduction, credit, gain and loss of the Record Label will be allocated among the members in the same proportion as the portion of the total net income or net loss for the period which is credited or charged to the capital account of each member bears to the total net income or net loss for such period. If the membership interests change during a year, net income or net loss for such year will be allocated among the members on the basis of the computation method that serves the best interests of the Record Label and conforms with Internal Revenue Code Section 706 and Treasury Regulation Section 1.706-1(c)(2)(ii). Any transferee will succeed to the transferor's capital account as it relates to the transferred interest.

        Income, gain, loss and deductions of the Record Label will, solely for income tax purposes, be allocated among the members in accordance with Internal Revenue Code Section 704(c) so as to take account of any difference between the adjusted basis of the assets of the Record Label for federal income tax purposes and their respective adjusted book values, and otherwise will be allocated in the same manner as the related book items were allocated pursuant to the discussion above.

        In the event of a liquidation of the Record Label, items of income, gain, loss, deduction and credit will be allocated among the members in accordance with their respective percentage interests after making the payments required by the liquidation provisions described more fully below, other than the payments to the members in accordance with their respective positive capital account balances.

        RESTRICTIONS ON TRANSFER OF UNITS. Members are not permitted to transfer any of their membership interests without the consent a majority of voting members (excluding the proposed transferor), except:

        - to a member's affiliates, partners, shareholders, members, spouse, descendant or parent, or descendants of any of them, or a trust for the sole benefit, or any entity owned solely by any one or more of the foregoing, including the member. However, the member must retain all voting rights.

        - by Radar Records in an amount up to 20% of the outstanding units to one or more officers or other employees of the Record Label (as reasonably approved by ARTISTdirect Recordings). Such transferees will not have any right to vote unless approved by ARTISTdirect Recordings.

        - by ARTISTdirect Recordings in an amount up to 20% of the outstanding units to persons or entities providing the Record Label with financing, services or support for which the Record Label would otherwise have had to pay cash (subject to the reasonable consent of Radar Records). Such transferees will not have any right to vote unless approved by Radar Records.

        Assignees of units will not have voting rights or any other ability to influence the management of the Record Label unless they have been admitted as members. No transfer of a membership interest, or any indirect interest, will be made if the transfer would: (a) result in the termination of the Record Label as a partnership for federal income tax purposes; (b) result in the violation of the Securities Act, or any other applicable federal or state laws; (c) be a violation of or a default under, or result in an acceleration of any indebtedness under, any note, mortgage, loan agreement or similar instrument or document to which the Record Label is a party; (d) result in or create a "prohibited transaction" or cause the Record Label or a member to become a "party in interest" as such terms are defined in Section 3(3) of ERISA, or a "disqualified person" as defined in Internal Revenue Code Section 4975, with respect to any "plan" as defined in Section 3(14) of ERISA and/or Internal Revenue Code Section 4975, or to be liable for tax under Internal Revenue Code Chapter 42, or to be liable for excise tax pursuant to Internal Revenue Code Subtitle D, Chapter 42A; (e) be made to an individual who is not legally competent or has not achieved an age of majority (excluding trusts for the benefit of minors); or (f) be made to a "tax-exempt entity" or a "tax-exempt controlled entity" within the meaning of Internal Revenue Code Sections 168(h)(2) and 168(h)(6)(F)(ii).

        SALE OF RECORD LABEL. Either Radar Records or ARTISTdirect Recordings is entitled to initiate a procedure under the operating agreement to sell the Record Label. As long as Mr. Field's employment has not been terminated by the Record Label for cause or due to disability or death, or by him without good reason (or by him for good reason following a funding default by ARTISTdirect Recordings), Radar Records may exercise its initiation right at any time after the third anniversary of the effective date of the operating agreement or after a funding default by ARTISTdirect Recordings.

        ARTISTdirect Recordings may exercise its initiation right at any time
(a) after the date six months following the fifth anniversary of the effective date of the operating agreement, as long as it has not defaulted on its funding obligations, or (b) after the termination of Mr. Field's employment by the Record Label for cause or due to disability or death, or by him without good reason, or (c) after the termination of Mr. Field's employment with the Record Label for good reason following a funding default by ARTISTdirect Recordings.

        If Radar Records initiates a sale of the Record Label prior to the date six months following the fifth anniversary of the effective date of the operating agreement (but not following a funding default), it must first give written notification to the Record Label and ARTISTdirect Recordings indicating its desire to sell all of its units and to initiate a sale of the Record Label. Within 30 days of the date such initiation notice is given, ARTISTdirect Recordings will be entitled to make an early offer to purchase all of Radar Records' units. If ARTISTdirect Recordings fails to deliver this early offer within the 30 day period, Radar Records may seek a forced sale of the Record Label. Radar Records will have 90 days from the date ARTISTdirect Recordings' early offer is given to agree, by giving notice to ARTISTdirect Recordings, to sell all of its units for the price and on the terms of ARTISTdirect Recordings' early offer. If Radar Records does not accept ARTISTdirect Recordings' early offer within the 90 day period, it will be deemed rejected. If Radar Records rejects or is deemed to have rejected ARTISTdirect Recordings' early offer, it may seek a forced sale of the Record Label.

        For all other sale initiations, the initiating member must first give written notification to the Record Label and the other member indicating its initiation of the sale of the Record Label. Subject to the following sentence, if either Radar Records or ARTISTdirect Recordings is initiating the sale after the date six months following the fifth anniversary of the effective date of the operating agreement, it must include in the initiation notice a proposed base value for the entire Record Label. If Radar Records is initiating the sale following a funding default by ARTISTdirect Recordings but prior to the termination of Mr. Field's employment with the Record Label for good reason, or if ARTISTdirect Recordings is initiating the sale after the termination of Mr. Field's employment by the Record Label for cause or due to disability or death, or by him without good reason, or after the termination of Mr. Field's employment with the Record Label for good reason following a funding default by ARTISTdirect Recordings, they are not required to include a proposed base value in the initiation notice, but the other member must, within 30 days, give notice to the initiating member setting forth the proposed base value. If the other member fails to give this notice within the 30 day period, the initiating member may seek a forced sale of the Record Label.

        Within 90 days of the date a base value notice is given, the recipient member will be entitled to elect, by giving notice to the delivering member, to
(a) purchase all of the delivering member's (and its permitted transferees') units for a purchase price equal to the base value times the percentage of the total number of outstanding units held by the delivering member and its permitted transferees, or (b) sell all of the recipient member's (and its permitted transferees') units for a purchase price equal to the base value times the percentage of the total number of outstanding units held by the recipient member and its permitted transferees, or (c) reject the base value notice, which will allow the initiating member to seek a forced sale of the Record Label. If the recipient member fails to deliver its election notice within the 90 day period following receipt of the base value notice, the base value notice will be deemed rejected and the initiating member will be entitled to seek a forced sale of the Record Label.

        If any transfer of units occurs between ARTISTdirect Recordings and Radar Records, the party that has the right to purchase the units may assign this right, in whole or in part, to the Record Label, to the extent permitted by applicable law, in which case any decision to be made by the Record Label pertaining to such right will be made without the vote or approval of the member seeking to sell units. Unless ARTISTdirect Recordings and Radar Records agree otherwise, the closing of any such transfer must occur no more than 60 days following the acceptance of ARTISTdirect Recordings' early offer or the date an election notice is given. In connection with the closing of any such transfer, the purchaser will have the right, but not the obligation, to purchase the units of all other members

(and their assignees) for the same price and upon the same terms as the transfer of units between ARTISTdirect Recordings and Radar Records.

        If ARTISTdirect Recordings or Radar Records has the right to seek a forced sale of the Record Label, then the initiating member will be entitled for a period of 180 days to cause a sale of the entire Record Label. If the initiating member fails to consummate such a sale within the 180 day period, then the procedures discussed above will be renewed. After complying with those procedures discussed above, the initiating member may cause a sale of the entire Record Label to any person or entity as long as the procedures and conditions discussed below are satisfied or waived.

        If Radar Records seeks to force a sale of the entire Record Label after delivering an initiation notice that entitles ARTISTdirect Recordings to make an early offer, each of the following two conditions must be satisfied:

        - The sale price must be sufficient to pay ARTISTdirect Recordings at a minimum a price per unit equal to the per unit consideration specified in its early offer, if any. If Radar Records is receiving less than this minimum amount per unit, however, ARTISTdirect Recordings will have the right to elect to receive, in lieu of this minimum amount, the same consideration for its units (subject only to such proportionate adjustment for the difference in number of units held by ARTISTdirect Recordings and Radar Records); and

        - ARTISTdirect Recordings must receive at least $75 million for its units if (i) it waived or was deemed to have waived its right to make an early offer, (ii) the sale is to occur prior to the fifth anniversary of the effective date of the operating agreement and (iii) it has not defaulted on its funding obligations.

        Regardless of who is the initiating member, if ARTISTdirect Recordings is selling its units, it must receive payment in full under the loan and security agreement.

        Regardless of who is the initiating member, the other member must have the right to reasonably approve the terms of sale to the extent they would afford the initiating member or its affiliates any advantage not shared by the other member (including the terms of any continued employment of Mr. Field), and to reasonably approve the payment terms and conditions if the consideration includes anything other than cash paid in full upon closing.

        Regardless of who is the initiating member, if there has not been a funding default, ARTISTdirect Recordings must have the right to obtain from the acquiror, upon arm's length terms negotiated in good faith with the acquiror, the nonexclusive right to exploit via electronic transmissions those recordings to which the Record Label has rights immediately prior to the sale, as well as any recordings subsequently created by any recording artist that is a party to a recording agreement with the Record Label immediately prior to the sale. However, ARTISTdirect Recordings may be obligated to waive this right, as discussed below.

        If each of the above conditions is satisfied, or waived, then at the request of the initiating member, the other members (and their assignees) must sell or otherwise transfer all of their respective units to the acquiror on the same terms and conditions that apply to the initiating member. If ARTISTdirect Recordings' right to obtain electronic transmission rights causes a reduction in the amount received by Radar Records and its permitted transferees, then ARTISTdirect Recordings must pay Radar Records and its permitted transferees, pro rata in proportion to their respective ownership interests, an amount equal to the product of (x) the aggregate percentage of total outstanding units held by Radar Records and its permitted transferees immediately prior to the sale and
(y) the amount, if any, by which the reduction exceeds 7.5% of the aggregate amount that Radar Records and its permitted transferees would receive in the absence of ARTISTdirect Recordings' right to obtain electronic transmission rights. If ARTISTdirect Recordings does not have sufficient funds to make this payment, or if ARTISTdirect Recordings' right to obtain electronic transmission rights would altogether prevent a sale of the Record Label, then ARTISTdirect Recordings must waive that right. However, if the acquiror is a direct competitor of the Company, then ARTISTdirect Recordings will not have to make the above payment and will have the right to prevent the sale if ARTISTdirect Recordings' right to obtain electronic transmission rights would altogether prevent a sale of the Record Label to the direct competitor of the Company.

        Upon the closing of any sale of the Record Label, ARTISTdirect Recordings, the Company, Radar Records and Mr. Field must repay all sums then owing and due under any agreement among them. These repayments are a condition precedent to the closing of a sale of the Record Label. If Radar Records or ARTISTdirect Recordings is purchasing the other's units, that other entity will have the right to offset and deduct any amounts owing and due from the purchase price.

        SUBSTITUTE MEMBERS. The assignee or purchaser of a membership interest will have the right to become a substituted member in the Record Label only if the assignor or seller provides an instrument of assignment, the assignee or purchaser agrees in writing to be bound by the terms of the operating agreement, the members consent to such admission and the assignee or purchaser pays the Record Label's reasonable costs for amending the operating agreement and the Certificate of Formation.

        Any transferee who is not admitted as a member will be considered an assignee and will be entitled to receive distributions from the Record Label and the shares of income, gain, loss, deduction and credit attributable to the membership interest assigned. No assignee will be entitled to vote in any matter unless admitted as a member. In the event such transferee desires to make a further assignment of its membership interest, it will be bound to the sale provisions of the operating agreement to the same extent as any member.

        DISSOLUTION, LIQUIDATION AND WITHDRAWAL. The Record Label will dissolve and liquidate upon the first to occur of the following: (a) the affirmative vote of a majority of the voting members; (b) the disposition of all or substantially all of the Record Label's assets; or (c) a decree of judicial dissolution. A dissolution of the Record Label will not be caused by the withdrawal of any member.

        Upon liquidation, the Record Label's assets will be distributed first to the payment of the Record Label's debts and liabilities and the expenses of liquidation, second to the setting up of any reserves that a majority of voting members may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Record Label and third to the members in accordance with their respective positive capital account balances. No member will have any right to demand property other than cash upon dissolution and termination of the Record Label. If a majority of voting members determines that any assets should be distributed in kind, they will be distributed to the entitled members in the same amounts, sequence and priority as if the distribution were in cash, and valued at their fair market value.

        A member is considered to have withdrawn from the Record Label upon that member's resignation, bankruptcy, insolvency, reorganization, receivership, conservatorship, relief of debtors, general assignment for the benefit of its creditors, attachment, death, legal incompetency, trust termination (if the member is a trust), dissolution, winding up or revocation of charter (if the member is a partnership, limited liability company or corporation), distribution of its entire interest in the Record Label (if the member is an estate), or filing for a decree of judicial dissolution. No member will have the right or power to withdraw by way of resignation from the Record Label without the prior consent of a majority of voting members. Immediately upon the bankruptcy, insolvency, reorganization, receivership, conservatorship, relief of debtors, general assignment for the benefit of its creditors or attachment of a member, unless the Record Label is dissolved, the successor of the withdrawn member will become an assignee but not have the right to vote or exercise any other rights of a member unless admitted as a member.

        FISCAL AFFAIRS. All Record Label funds will be deposited in any bank or accounts designated by a majority of the voting members. Bank account withdrawals must be made upon the signature of the Chief Executive Officer, or the designees of the Chief Executive Officer, and must be made only for the purposes of the Record Label. All members have the right to inspect and copy the books, records and tax returns of the Record Label. Any information obtained by a member with respect to the affairs of the Record Label must, except as may be required by law, be kept strictly confidential. The Record Label will deliver to each member annual financial statements within 90 days after the end of each fiscal year, and a copy of the Record Label's informational federal income tax return, within 75 days after the end of each fiscal year but no later than its filing deadline, and such other information as is reasonably necessary to enable the members to comply with their tax reporting requirements.

        EXPENSES. Upon the effective date of the operating agreement, the Record Label will pay or reimburse the members for their professional fees incurred in connection with the operating agreement, not to exceed $500,000 for each member. These payments will constitute advances to the Record Label.

        The Company urges its stockholders to read the operating agreement, which is included as Appendix B to this Proxy Statement, carefully and in its entirety.

        LOAN AND SECURITY AGREEMENT

        The advances made to the Record Label by ARTISTdirect Recordings (the Company's wholly-owned subsidiary) under the $50 million credit facility are governed by the terms of a loan and security agreement and revolving credit note. Interest on the advances will accrue and compound quarterly at a rate equal to LIBOR plus 4%, subject to an additional 2% increase upon an event of default (or, if lower, such maximum rate allowable by law).

        Prior to January 1, 2004, if the Record Label holds any cash at the end of each calendar quarter in excess of the sum of (A) and (B), where (A) is equal to the excess, if any, of the aggregate amount of advances made by ARTISTdirect Recordings with respect to the first three fiscal years over the aggregate amount of expenditures made by the Record Label and (B) is equal to the greater of the total annual expenditures projected by the annual budget or $12 million, then the Record Label must apply that excess cash flow towards repayment of ARTISTdirect Recordings' advances, plus interest, at the beginning of the next calendar quarter. At the beginning of each calendar quarter commencing on January 1, 2004, the Record Label must pay all accrued interest to the extent of the amount of cash it holds in excess of the sum of 50% of the total annual expenditures projected by the annual budget and the amount necessary to cover those expenditures for the next 30 days, and must repay the advances, in an amount which when added to the interest then paid, is equal to the Record Label's excess cash flow. In the event that the Record Label fails to pay interest to the extent described above, then (i) the Record Label will be deemed to have paid interest to the extent described above and (ii) ARTISTdirect Recordings will be deemed to have made an advance to the Record Label in such amount. Any such deemed advances will be treated as an advance, except that it will be disregarded for purposes of the annual advance limitation under the operating agreement. All outstanding advances, plus interest, must be repaid on the earlier of the date ARTISTdirect Recordings sells or transfers all of its units in the Record Label, the date of the Record Label's liquidation or December 31, 2015.

        ARTISTdirect Recordings will have a continuing first priority security interest in all of the following collateral: the Record Label's accounts, inventory, equipment, general intangibles, investment property, machinery, monies and other property in the possession or under the control of the Record Label or its bailees or affiliates, and all books and records pertaining to the above, as well as all accessions to, substitutions for, replacements, products, insurance, cash and non-cash proceeds of the above. The Record Label will also grant ARTISTdirect Recordings a mortgage of copyrights under which it mortgages and assigns all of its copyrights to ARTISTdirect Recordings as collateral security. The obligations under, and the security interests created by, the loan and security agreement will be fully subordinated to the Record Label's obligations and security interests granted to repay principal or reasonable interest or return the amount invested to the provider(s) of debt financing, or equity financing with a first priority payment preference, to the extent that the amount of such financing does not exceed the sum of (a) the financing that meets the criteria used to calculate the Maximum Financier Units (as described above under the heading "Operating Agreement -- Divestiture"), and (b) such additional financing that the Record Label obtains in connection with a funding default in excess of the financing that meets the criteria used to calculate the Maximum Financier Units, which, when added to such financing that meets the criteria used to calculate the Maximum Financier Units, equals the lesser of (i) the amount by which $50 million exceeds the outstanding advances, plus interest, at the time of the funding default, or (ii) the maximum amount ARTISTdirect Recordings could have been required to advance following the funding default, based on the annual advance limitation of $15 million pro rated on a monthly basis, but only in respect of the amounts that meet the criteria set forth in
(a) or (b) above. In addition, if required by any distributors of the Record Label's records pursuant to a distribution agreement with the Record Label, the obligations under the loan and security agreement will be fully subordinated to the Record Label's obligations to such distributors, and the security interests created by the loan and security agreement will be fully subordinated to any security interests in the Record Label's accounts receivable or inventory granted to such distributors.

        If the Record Label defaults (other than by reason of a breach of the operating agreement by ARTISTdirect Recordings) by failing to pay principal or interest when due, failing to perform or observe any term, representation, warranty, covenant or agreement contained in the loan and security agreement without cure, failing to pay any debts as they become due, initiating or becoming subject to a proceeding for bankruptcy, insolvency, liquidation, reorganization, receivership or a general assignment for the benefit of creditors, failing to satisfy or bond a final judgment or order in excess of $50,000 for 60 days, taking any action that causes the loan and security agreement, mortgage of copyright or related agreements to cease to create valid and perfected first priority liens and security interests in the collateral they cover, or due to a default under any senior obligations created by a substitute financing, then ARTISTdirect Recordings is entitled to suspend or terminate its advances and to accelerate the note and obligations to be immediately due and payable. Notwithstanding the foregoing, in the event of an actual or deemed entry of an order for relief with respect to the Record Label or Radar Records under the Federal Bankruptcy Code, ARTISTdirect Recordings' obligation to make further advances will automatically terminate and the note and the obligations will become immediately due and payable. In the event that (i) Radar Records desires that the Record Label take a particular reasonable action in order to avoid an event of default, (ii) such action requires the consent of ARTISTdirect Recordings as a member pursuant to the operating agreement, and (iii) ARTISTdirect Recordings refuses to consent to the Record Label taking such action, which causes the event of default to materialize, then Radar Records (on behalf of the Record Label) will be entitled to arbitrate whether ARTISTdirect Recordings acted reasonably in not approving the Record Label's proposed action.

        Under the terms of the loan and security agreement, and during the time that ARTISTdirect Recordings is not entitled to vote as a member under the operating agreement, ARTISTdirect Recordings is entitled to inspect the Record Label's properties, books and records and to receive annual and quarterly financial statements and any other reasonably requested information related to the collateral described above or the Record Label's financial condition. In addition, if any of the collateral consists of instruments or letters of credit, the Record Label must deliver it duly endorsed to ARTISTdirect Recordings. After an event of default, ARTISTdirect Recordings may require any account debtor or obligor of the collateral to pay ARTISTdirect Recordings directly.

        During the term of the loan and security agreement, and during the time that ARTISTdirect Recordings is not entitled to vote as a member under the operating agreement and the aggregate outstanding advances plus interest at any point during the term of the loan and security agreement equal or exceed $20 million (and the then current outstanding advances plus interest exceed $5 million), the Record Label must not (unless otherwise permitted by ARTISTdirect Recordings' written consent): (a) acquire, repurchase or redeem any units or equity securities, other than from employees (except Mr. Field) or pursuant to the substitute financing, Chief Executive Officer replacement or forced sale provisions of the operating agreement; (b) make distributions (other than tax distributions) on any units; (c) merge or consolidate with any entity not engaged in the record label business, unless all obligations are paid in full;
(d) acquire a substantial portion of the assets, business or division of any entity not engaged in the record label business, or any assets valued in excess of $5 million, other than pursuant to the forced sale provisions of the operating agreement; (e) acquire any securities of any entity, other than certain interest-bearing securities; (f) create or incur any liens, other than liens granted in favor of ARTISTdirect Recordings, the copyright mortgage, liens on inventory or accounts receivable granted to distributors, purchase money indebtedness or liens subordinate to those granted in favor of ARTISTdirect Recordings or the copyright mortgage, or pursuant to the substitute financing provisions of the operating agreement; (g) create, incur or assume any indebtedness, other than with respect to distributors, purchase money indebtedness or indebtedness subordinate to the loan and security agreement, or pursuant to the substitute financing provisions of the operating agreement; (h) enter into any agreement, arrangement or transaction with any officer or member, or their affiliates, relatives, beneficiaries or employees, or with any employee, in excess of $10,000 (other than salary, bonus or expense reimbursement), other than pursuant to the substitute financing provisions of the operating agreement; (i) enter into or modify the terms of any employment agreement or arrangement with Mr. Field in a manner that increases Mr. Field's compensation, benefits or perquisites; and (j) cause or permit any controlled affiliate to take any action that the Record Label could not take without consent of ARTISTdirect Recordings.

        The Company urges its stockholders to read the loan and security agreement and revolving credit note, which is included as Appendix C to this Proxy Statement, carefully and in its entirety.

        EMPLOYMENT AGREEMENTS

        COMPANY EMPLOYMENT AGREEMENT. Under a five year employment agreement with the Company, which has been filed with the Securities and Exchange Commission as Exhibit 1 with this Proxy Statement, Mr. Field will receive an annual base salary of $500,000 to serve as the Company's Chief Executive Officer and Chairman of the Board (the "Company Employment Agreement"). Mr. Field also will receive three non-qualified stock option grants as described more fully below, will be entitled to participate in the Company's executive performance bonus pool and all other Company benefit programs that are made available to the Company's other most senior executives, will be entitled to reimbursable expenses and will receive four weeks' vacation per year (to be take concurrently with any vacation under the Label Employment Agreement below). Mr. Field must devote his business time exclusively to the Company and its subsidiaries (including Sno-Core, LLC), except that he will be entitled to devote up to 20% of his total business time on a yearly basis to Radar Pictures, LLC and to his service on the board of directors of Huge Click, Interland, Load Media, Omnipod, Strategic Data Corporation and E-Vox. Mr. Field's concurrent employment with the Record Label also is permitted as long as it does not materially and adversely affect his performance under the Company Employment Agreement. In all decisions or determinations regarding the Record Label to be made by ARTISTdirect Recordings, Mr. Field must defer to the decision of the Company's Board of Directors and he must abstain from voting in any such decision by the Board of Directors (unless it is by unanimous written consent). If the Company terminates Mr. Field's employment other than for cause, disability or death, or Mr. Field terminates his employment for good reason, Mr. Field will receive a lump sum payment equal to the amount of his annual base salary for (i) 50% of the remaining term of the employment agreement if the termination occurs within the first 3 years of Mr. Field's employment, (ii) 12 months if the termination occurs in the fourth year of Mr. Field's employment or
(iii) the full remaining term of the employment agreement if the termination occurs in the fifth year of Mr. Field's employment. These payments also will be made if (i) Mr. Field terminates his employment upon written notice upon the commencement of any arbitration proceeding to determine whether or not his employment with the Record Label may be terminated for good reason (as defined under the Label Employment Agreement below) and (ii) Mr. Field's employment with the Record Label is terminated for good reason. If (i) Mr. Field terminates his employment upon written notice upon the commencement of any arbitration proceeding to determine whether or not his employment with the Record Label may be terminated for cause (as defined under the Label Employment Agreement) and
(ii) Mr. Field remains employed at the Record Label because the arbitrator determined that the Record Label is not entitled to terminate Mr. Field's employment for cause, then the payments will be made, but the applicable pay period will be reduced by 50%. The Company Employment Agreement also contains covenants on proprietary information and inventions, confidentiality, noncompetition and nonsolicitation. Any disputes as to whether Mr. Field's termination constituted a termination for cause, good reason or with justification, and the resulting determinations regarding Mr. Field's severance pay, and the applicability of the confidentiality, noncompetition and nonsolicitation provisions, are subject to arbitration.

        A termination of employment for cause under the Company Employment Agreement means a termination of employment due to Mr. Field having: (i) been convicted of, or pleaded nolo contendere to, any felony or any lesser crime involving fraud, embezzlement, or misappropriation of the property of the Company or its subsidiaries; (ii) engaged in gross negligence or willful misconduct in the performance of his duties without cure; (iii) materially breached certain provisions of the Company Employment Agreement without cure;
(iv) misappropriated for his own purpose and benefit any (A) material property of the Company or its subsidiaries or (B) any material opportunity of the Company or its subsidiaries without cure, (v) had his employment with the Record Label terminated for cause (as defined under the Label Employment Agreement); or
(vi) terminated his employment with the Record Label without good reason (as defined under the Label Employment Agreement). Mr. Field's first breach of either the commitment regarding his performance of services to the Record Label under the Label Employment Agreement or the commitment regarding his permitted outside activities, will not be grounds for termination for cause. Mr. Field's resignation from the Company's Board, and his consequential loss of the title of "Chairman," will not in and of themselves constitute a breach of the Company Employment Agreement. The termination of Mr. Field's employment will be deemed to have been for cause under the Company Employment Agreement if (i) Mr. Field terminates his employment upon written notice upon the commencement of any arbitration proceeding to determine whether or not his employment with the Record Label may be terminated for cause (as defined under the Label Employment Agreement) and (ii) Mr. Field's employment is terminated by the Record Label for cause.

        A termination of employment for good reason under the Company Employment Agreement means the occurrence of any of the following: (i) a material and substantial uncured reduction in Mr. Field's title, responsibilities, duties or reporting (other than the loss of the title of "Chairman" if Mr. Field ceases to be Chairman of the Board); (ii) an uncured reassignment of Mr. Field without his consent to a geographic location in excess of 35 miles from the Company's current principal offices; (iii) a material, uncured breach by the Company of any of its material obligations to Mr. Field under the Company Employment Agreement; (iv) the uncured failure of Mr. Field to be re-elected to the Board following the expiration of his initial service, so long as he did not previously resign or was removed from the Board, and such failure is not due to Mr. Field suffering from a disability; (v) the Company materially altering the nature of its business without cure; or (vi) Mr. Field's termination of his employment with the Record Label for good reason (as defined under the Label Employment Agreement). The termination of Mr. Field's employment will be deemed to have been for good reason under the Company Employment Agreement if (i) Mr. Field terminates his employment upon written notice upon the commencement of any arbitration proceeding to determine whether or not his employment with the Record Label may be terminated for good reason (as defined under the Label Employment Agreement) and (ii) Mr. Field's employment with the Record Label is terminated for good reason.

        A termination of employment with justification under the Company Employment Agreement means a termination of employment after: (i) the uncured commission by the Company of any act or omission (over the objection of Mr. Field, if he was afforded the opportunity to participate in the decision whether to commit such act or omission) that Mr. Field reasonably believes constitutes a material violation of any law or governmental regulation; or (ii) the commencement of any legal proceeding in which (A) the Record Label and/or ARTISTdirect Recordings alleges that Radar Records materially breached the operating agreement or (B) the Record Label and/or Radar Records alleges that ARTISTdirect Recordings materially breached the operating agreement. The termination of Mr. Field's employment will be deemed to have been with justification under the Company Employment Agreement if (i) Mr. Field terminates his employment upon written notice upon the commencement of any arbitration proceeding to determine whether or not his employment with the Record Label may be terminated for cause (as defined under the Label Employment Agreement) and
(ii) Mr. Field remains employed at the Record Label because the arbitrator determined that the Record Label is not entitled to terminate Mr. Field's employment for cause.

        LABEL EMPLOYMENT AGREEMENT. Under a five year employment agreement with the Record Label, which has been filed with the Securities and Exchange Commission as Exhibit 2 with this Proxy Statement, Mr. Field will receive an annual base salary of $1,000,000 to serve as the Chief Executive Officer of the Record Label (the "Label Employment Agreement"). Mr. Field will be entitled to participate in the Record Label's benefit programs that are made available to the Record Label's other most senior executives, will be entitled to reimbursable expenses and will receive four weeks' vacation per year (to be taken concurrently with any vacation under the Company Employment Agreement). Mr. Field must devote his business time exclusively to the Record Label and its affiliates, except that he will be entitled to devote up to 20% of his total business time on a yearly basis to Radar Pictures, LLC and to his service on the board of directors of Huge Click, Interland, Load Media, Omnipod, Strategic Data Corporation and E-Vox. Mr. Field's concurrent employment with the Company also is permitted. If Mr. Field terminates his employment with the Record Label for good reason, Mr. Field will receive a lump sum payment equal to the amount of his annual base salary for (i) 50% of the remaining term of the employment agreement if the termination occurs within the first 3 years of Mr. Field's employment, (ii) 12 months if the termination occurs in the fourth year of Mr. Field's employment or (iii) the full remaining term of the employment agreement if the termination occurs in the fifth year of Mr. Field's employment. Any disputes as to whether Mr. Field's employment may be terminated for cause or for good reason, are subject to arbitration. The Record Label may not terminate Mr. Field's employment other than for cause or due to Mr. Field's disability or death. The Label Employment Agreement also contains covenants on proprietary information and inventions, confidentiality, noncompetition and nonsolicitation.

        A termination of employment for cause under the Label Employment Agreement means a termination of employment due to Mr. Field having: (i) been convicted of, or pleaded nolo contendere to, any felony or any lesser crime involving fraud, embezzlement, or misappropriation of the property of the Record Label or its affiliates; (ii) engaged in gross negligence or willful misconduct in the performance of his duties without cure; (iii) materially breached certain provisions of the Label Employment Agreement without cure; (iv) misappropriated for his own purpose and benefit any (A) material property of the Record Label or its affiliates or (B) any material opportunity of the Record Label or its affiliates without cure, (v) materially failed to abide by the management, majority voting and bank account withdrawal provisions of the operating agreement without cure; (vi) had his employment with the Company terminated for cause due to willful misconduct or a material breach of the Company Employment Agreement provisions regarding limitations on authority, competition, confidentiality and solicitation; or (vii) terminated his employment with the Company without good reason or justification (as defined under the Company Employment Agreement). Mr. Field's first breach of either the commitment regarding his performance of services to the Company under the Company Employment Agreement or the commitment regarding his permitted outside activities, will not be grounds for termination for cause.

        A termination of employment for good reason under the Label Employment Agreement means a termination of employment (i) with the Company for good reason (as defined under the Company Employment Agreement); (ii) with the Company that is neither for cause, disability or death, nor deemed to be for cause, under the Company Employment Agreement; (iii) at any time following a funding default by ARTISTdirect Recordings; or (iv) upon a material breach by the Company of any of its material obligations to Mr. Field under the Label Employment Agreement, without cure.

        A termination of employment due to disability under either employment agreement means a termination of employment, after 30 days' written notice, due to Mr. Field's incapacity to perform substantially all of his then current duties for 180 days or more within any period of 365 consecutive days because of mental or physical condition, illness or injury, consistent with applicable state and federal law or, if disputed, as determined by a qualified California physician selected by Mr. Field and reasonably approved by the Company (or Record Label), or, failing such approval, by a majority of three qualified California physicians, one to be selected by the Company (or Record Label), one to be selected by Mr. Field and the third to be selected by the two designated physicians.

        A complete copy of these employment agreements, which have been filed as Exhibits 1 and 2 with the Securities and Exchange Commission in connection with this Proxy Statement, is available at the Securities and Exchange Commission's web site at www.sec.gov, or from the Company, without charge, by writing to Investor Relations, ARTISTDIRECT, INC., 5670 Wilshire Boulevard, Los Angeles, California 90036.

        NON-QUALIFIED STOCK OPTION AGREEMENTS

        Pursuant to the Company Employment Agreement, the Company granted Mr. Field three non-plan, non-qualified stock options. The first stock option is for up to 3,023,700 shares (prior to any reverse stock split) of the Company's common stock (which represents approximately 8.5% of the total outstanding shares of the Company's common stock, without taking into account the shares issuable upon the exercise of options granted to Mr. Field) (the "Base Stock Option"). The second stock option is for up to 755,880 shares (prior to any reverse stock split) of the Company's common stock (which represents approximately 2.1% of the total outstanding shares of the Company's common stock, without taking into account the shares issuable upon the exercise of options granted to Mr. Field) (the "Level One Stock Option"). The third stock option is for up to 665,220 shares (prior to any reverse stock split) of the Company's common stock (which represents approximately 1.9% of the total outstanding shares of the Company's common stock, without taking into account the shares issuable upon the exercise of options granted to Mr. Field) (the "Level Two Stock Option"). As of May 31, 2001, the last reported sale price of the Company's common stock on The Nasdaq National Market was $0.64 per share.

        BASE STOCK OPTION. The Base Stock Option is immediately exercisable for all the option shares, but any shares purchased under the Base Stock Option will be subject to repurchase by the Company, at the exercise price paid per share, to the extent those shares are unvested when Mr. Field ceases to remain in the Company's service. Mr. Field will acquire a vested interest in and the Company's repurchase right will lapse with respect to the option shares in a series of 60 successive equal monthly installments upon Mr. Field's completion of each month of service measured from the vesting commencement date, which is the date Mr. Field commences his employment with the Company. The option shares will automatically accelerate in full so that they are immediately fully vested and exercisable upon (i) a change of control of the Company that occurs prior to Mr. Field's cessation of service with the Company or (ii) upon Mr. Field's cessation of service with the Company pursuant to an involuntary termination. A change of control of the Company includes a merger, consolidation, sale of all or substantially all of the assets and a sale of the voting control of the Company. An involuntary termination includes (i) a termination by the Company of Mr. Field's employment for reasons other than for cause, (ii) a cessation of services pursuant to Mr. Field's permanent disability or death and (iii) Mr. Field's voluntary resignation for good reason, as set forth in the Company Employment Agreement. Permanent disability exists if Mr. Field becomes unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of at least 12 months. In addition, if (i) Mr. Field terminates his employment upon written notice in connection with the commencement of any arbitration proceeding to determine whether or not his employment with the Record Label may be terminated for cause and (ii) Mr. Field remains employed at the Record Label because the arbitrator determined that the Record Label was not entitled to terminate Mr. Field's employment for cause, as defined under the Label Employment Agreement (together such events will constitute a "Termination With Justification"), then 50% of the then unvested option shares will automatically accelerate so they are immediately fully vested and exercisable.

        LEVEL ONE STOCK OPTION. The Level One Stock Option will not be exercisable by Mr. Field unless one of the following events occurs prior to the third anniversary of the vesting commencement date, which is the date Mr.

Field commences his employment with the Company, in which event Mr. Field will acquire a vested interest in and the option will become fully exercisable with respect to all of the option shares: (i) the 30-day average closing sale price of the Company's common stock or the consideration paid per share in an acquisition of the Company reaches a minimum of $3.50 per share (prior to any reverse stock split); (ii) the Company's common stock is re-listed on The Nasdaq National Market following a delisting; (iii) a change of control of the Company occurs; or (iv) Mr. Field's service with the Company ceases pursuant to an involuntary termination (each a "Level One Triggering Event"). If no Level One Triggering Event has occurred by the third anniversary of the vesting commencement date, then the option will terminate and no option shares will vest or become exercisable by Mr. Field.

        LEVEL TWO STOCK OPTION. The Level Two Stock Option will not be exercisable by Mr. Field unless one of the following events occurs prior to the third anniversary of the vesting commencement date, which is the date Mr. Field commences his employment with the Company, in which event Mr. Field will acquire a vested interest in and the option will become fully exercisable with respect to all of the option shares: (i) the 30-day average closing sale price of the Company's common stock or the consideration paid per share in an acquisition of the Company reaches a minimum of $7.00 per share (prior to any reverse stock split); (ii) the Company's common stock is re-listed on The Nasdaq National Market following a delisting; (iii) a change of control of the Company occurs; or (iv) Mr. Field's service with the Company ceases pursuant to an involuntary termination (each a "Level Two Triggering Event"). If no Level Two Triggering Event has occurred by the third anniversary of the vesting commencement date, then the option will terminate and no option shares will vest or become exercisable by Mr. Field.

        EXERCISE PRICE AND PAYMENT. All three stock options have an exercise price of $0.75 per share (prior to any reverse stock split). The exercise price may be paid in cash or in shares of common stock valued at fair market value on the exercise date. Alternatively, to the extent they are vested, the options may be exercised through a cashless exercise procedure pursuant to which Mr. Field provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

        EXPIRATION AND TERMINATION. All three stock options expire no later than 7 years after the date of grant. All three stock options may also terminate prior to the expiration date as follows: (i) upon the later of the 12 month anniversary of Mr. Field's cessation of service or the expiration of Mr. Field's initial five-year employment term if Mr. Field's employment with the Company ceases pursuant to an involuntary termination; (ii) upon the earlier of the 12 month anniversary of Mr. Field's cessation of service or the expiration of Mr. Field's initial five-year employment term if Mr. Field terminates his employment pursuant to a Termination With Justification; (iii) upon the earlier of the 90-day anniversary of Mr. Field's cessation of service or the expiration date of the stock option if Mr. Field ceases to remain in the Company's service for any reason other than an involuntary termination or a Termination With Justification; (iv) immediately if the Company terminates Mr. Field's employment for cause; (v) upon the earlier of the 12 month anniversary of Mr. Field's death or the expiration date of the stock option if Mr. Field ceases to remain in the Company's service due to his death; and (vi) upon the latter of the 12 month anniversary of Mr. Field's cessation of service with the Company or the expiration of Mr. Field's initial five-year employment term if Mr. Field ceases to remain in the Company's service due to his permanent disability, Additionally, the Level One Stock Option and the Level Two Stock Option will also terminate if a Level One Triggering Event or a Level Two Triggering Event, as applicable, has not occurred by the third anniversary of the applicable vesting commencement date.

        REGISTRATION RIGHTS AND TRANSFERABILITY. The Company has also agreed to use all reasonable efforts to register Mr. Field's option shares on a Form S-8 with the Securities and Exchange Commission (and under any state securities laws as reasonably requested by Mr. Field), and to keep such registration statement on Form S-8 effective until all of the options have been exercised in full or have expired. However, Mr. Field has agreed not to sell or transfer his option shares prior to the first anniversary of the commencement of his employment, without the prior written consent of the Company's Board of Directors. The stock options may be transferred by will or by the laws of descent and distribution following Mr. Field's death. The stock options may also be assigned during Mr. Field's lifetime to one or more members of Mr. Field's immediate family or to a trust established for the exclusive benefit of one or more such family members.

        TAX TREATMENT. No taxable income will be recognized by Mr. Field upon the grant of his non-statutory options. Generally, Mr. Field will recognize ordinary income, in the year in which any option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and Mr. Field will be required to satisfy the tax withholding requirements applicable to such income.

        If the shares acquired upon exercise of the Base Stock Option are unvested and subject to repurchase by the Company, then Mr. Field will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. Mr. Field may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, Mr. Field will not recognize any additional income as and when the repurchase right lapses.

        The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by Mr. Field with respect to the exercised non-statutory options. The deduction will generally be allowed for the taxable year of the Company in which such ordinary income is recognized by Mr. Field.

        A complete copy of the stock option agreements, the notices of grant, the stock purchase agreement and the registration rights letter, which have been filed as Exhibits 1 and 3 with the Securities and Exchange Commission in connection with this Proxy Statement, is available at the Securities and Exchange Commission's web site at www.sec.gov, or from the Company, without charge, by writing to Investor Relations, ARTISTDIRECT, INC., 5670 Wilshire Boulevard, Los Angeles, California 90036.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

        If Mr. Field is elected as a director pursuant to Proposal One in this Proxy Statement, and if Proposal Three in this Proxy Statement is approved by the Company's stockholders, Mr. Field will become Chairman of the Board and Chief Executive Officer of the Company, and Chief Executive Officer of the Record Label. Also, by virtue of the non-qualified stock option grants described above, and under the beneficial ownership rules of the Securities and Exchange Commission, Mr. Field would beneficially own up to approximately 11% of the Company's outstanding common stock (taking into account the shares issuable upon the exercise of options granted to Mr. Field), causing the Company's officers and directors to beneficially own, in the aggregate, approximately 45.4% of the Company's outstanding common stock (taking into account the shares issuable upon the exercise of options granted to Mr. Field, and assuming that Mr. Rubin is replaced by Mr. Field as a director). This would allow the Company's officers and directors to significantly affect the outcome of all matters brought before stockholders, including matters relating to the Record Label and the terms of Mr. Field's employment or service. Mr. Field also will have a 50% ownership interest, through his affiliated entity Radar Records, in the Record Label. Accordingly, Mr. Field will be considered an "interested director" in any Record Label matters that are brought before the Company's Board of Directors for approval.

        ARTISTdirect Recordings will pay legal fees to Lenard & Gonzalez LLP in connection with its representation of ARTISTdirect Recordings in negotiating the agreements with Mr. Field. Allen Lenard, a director of the Company, is the managing partner of Lenard & Gonzalez. In addition, ARTISTdirect Recordings will pay the legal fees of Radar Records. These payments to Lenard & Gonzalez and on behalf of Radar Records will be treated as advances to the Record Label under the operating agreement. Mr. Lenard has in the past provided, and may in the future provide, legal representation to Mr. Field on matters unrelated to the above-described agreements. The Company's Board of Directors was aware of these present and future interests and considered them in approving the agreements.

POTENTIAL CONFLICTS OF INTEREST

        As previously discussed, Mr. Field will beneficially own approximately 11% of the Company and have an initial ownership interest in the Record Label of 50%. By virtue of the difference in his ownership interests, Mr. Field would likely gain a greater personal benefit if opportunities are capitalized on by the Record Label rather than by the Company. Accordingly, there are potential conflicts of interest between the Company and Mr. Field.

        Although the Company Employment Agreement precludes Mr. Field from voting on behalf of the Company on matters concerning the Record Label, Mr. Field will, by virtue of his authority as Chief Executive

Officer of both the Company and the Record Label, have substantial influence over the execution of any decisions made by the Company's Board of Directors. As a result, Mr. Field still could, through his day-to-day managerial decisions, take actions which are detrimental to the Company and favorable to the Record Label. In addition, Mr. Field's concurrent service as the Chief Executive Officer of both the Company and the Record Label could allow Mr. Field to devote more time to the Record Label than to the Company. Under the terms of the employment agreement with each entity, Mr. Field is required to devote at least 80% of his business time exclusively to the Company and the Record Label. However, Mr. Field is allowed to devote all of that business time exclusively to the Record Label as long as it does not adversely affect his performance under the terms of the Company Employment Agreement.

        While the Company does not expect that any of the foregoing events will occur, there can be no assurance that Mr. Field will always act in the best interests of the Company and its stockholders.

CONDITIONS TO THE TRANSACTIONS

        The transactions described above will be completed only if the following conditions are either satisfied or waived on or before July 31, 2001, including:

        - the Company's stockholders approve the operating agreement, loan and security agreement, employment agreements, stock option agreements, stock purchase agreement, notices of grant and registration rights letter, and the issuance of options to Mr. Field;

        - following such stockholder approval, the Company's Board of Directors consists of Messrs. Field, Geiger, Yokomoto, Krupa, Lenard, Friedman, Moody, Khosrowshahi and Muller;

        - the representations and warranties of the respective parties made in the transaction agreements are true and correct in all material respects;

        - there is no material adverse change in the business, assets, liabilities, financial condition or results of operation of the respective parties; and

        - there is no action, suit or proceeding pending or threatened before any governmental authority or arbitrator that could result in an unfavorable injunction, judgment, order, decree or ruling that would prevent the consummation of any of the transactions described above.

ACCOUNTING TREATMENT

        ARTISTdirect Recordings expects to account for its 50% equity interest in the Record Label under the modified equity method. Under this method, the amount of its investment in and advances to the Record Label would be initially recorded as an asset at cost and subsequently be adjusted to recognize its proportionate share of the net earnings of the Record Label or the full amount of any net losses which are generated. In accordance with generally accepted accounting principles, ARTISTdirect Recordings expects to be required to record 100% of any net losses of the Record Label due to its commitment to the full funding of any such losses. The Company expects to consolidate the operations of ARTISTdirect Recordings.

RISK FACTORS

IF THE RECORD LABEL IS NOT ABLE TO SUCCESSFULLY DEVELOP AND OPERATE ITS NEW BUSINESS, THE COMPANY WILL NOT RECEIVE THE ANTICIPATED BENEFITS OF ITS INVESTMENT.

        The Record Label is a new enterprise and will face significant challenges in developing and operating its planned business, including but not limited to the following:

        - identifying and entering into recording agreements with artists for the Record Label;

        - hiring new personnel for the Record Label;

        - producing and promoting new music recordings for artists signed to the Record Label;

        - developing distribution, branding and other strategies for the Record Label;

        - integrating the Record Label's operations with the Company's existing operations; and

        - generating Record Label revenue and achieving profitability.

The Record Label has no operating history upon which to assess whether it will be able to meet all of the challenges required to successfully develop and operate its business. If the Record Label is not able to do so, the Company will not receive the anticipated benefits of its investment in the Record Label and its business, financial condition and results of operations would be materially and adversely affected.

THERE IS NO PUBLIC MARKET FOR THE RECORD LABEL'S SECURITIES THAT THE COMPANY'S WHOLLY-OWNED SUBSIDIARY IS PURCHASING.

        Pursuant to the operating agreement, the Company's wholly-owned subsidiary, ARTISTdirect Recordings, is purchasing 50% of the outstanding units of the Record Label. There is currently no public market for the Record Label's securities, and there can be no assurance that a trading market for the Record Label's securities will develop in the future. In addition, the Company may not be able to resell the Record Label securities at a price that reflects its fair market value, if at all.

THROUGH ITS WHOLLY-OWNED SUBSIDIARY, THE COMPANY EXPECTS TO COMMIT A SUBSTANTIAL AMOUNT OF CASH TO THE RECORD LABEL AND, AS A RESULT, THE AMOUNT OF CASH THAT THE COMPANY WILL HAVE AVAILABLE TO OPERATE ITS BUSINESSES WILL BE SUBSTANTIALLY REDUCED.

        Entering into the proposed transaction with Mr. Field represents a significant shift in the Company's plans for its cash resources. Under the loan and security agreement, the Company has, through its wholly-owned subsidiary, committed to advance as much as $50 million to the Record Label over the next five years. Subject to this overall limit, the Company may be required to advance as much as $15 million per year to the Record Label, including an initial $12 million that the Company will be required to fund within five days of the effective date of the operating agreement.

        As of May 31, 2001, the Company had approximately $71 million in cash which the Company currently believes is adequate to fund ARTISTdirect Recordings' obligations under the loan and security agreement and the Company's existing business for the foreseeable future. However, if the Record Label is not successful, or, if there is a material delay in anticipated cash flow from the Record Label, there can be no assurance that the Company's existing cash resources will be adequate to enable the Company to become cash flow positive. If this occurs, the Company will need to raise additional cash to continue operating its businesses. There can be no assurance that the Company will be able to raise this additional funding at all or on reasonably acceptable terms if it is needed in the future. In that event, the Company's ability to successfully operate its business would be materially adversely affected.

        In addition, while the Company believes that committing its cash resources for ARTISTdirect Recording's obligations under the loan and security agreement is a prudent use for its cash, by doing so, the Company may not have sufficient cash to take advantage of other business opportunities that may arise in the future. Accordingly, the loan and security agreement will significantly limit the Company's ability to pursue other business opportunities that may arise from time to time.

THE COMPANY MAY NOT RECEIVE ITS INTEREST PAYMENTS, A RETURN OF ITS PRINCIPAL, OR A REASONABLE RETURN ON ITS EQUITY INVESTMENT, IN WHICH CASE, ITS RESULTS OF OPERATIONS AND FINANCIAL CONDITION WILL BE MATERIALLY AND ADVERSELY AFFECTED.

        The Company is anticipating receiving interest on the loan amounts, return of its principal, distributions of its allocated portion of the net income (if any) of the Record Label (subject to the required prior payments), and a return on its equity if the Record Label is sold or otherwise part of a liquidity event.

        There can be no assurance that the Record Label will ever be able to generate significant revenue, or achieve or maintain positive cash flow or profitability. If the Record Label is not able to generate revenue and net income, the Company will not receive any distributions. Moreover, there can be no assurance that the Record Label will not default under the loan and security agreement if the cash flow of the Record Label is inadequate to cover the interest payments on the outstanding principal balance or repay the principal balance when it comes due. If any of these situations arise, the Company's results of operation and financial condition would be materially and adversely affected.

        In addition, if the Record Label is not successful, there can be no assurance that the Record Label could be sold at all or at a price that enables the Company to achieve a return on its investment.

THE COMPANY WILL NOT BE ABLE TO REPORT THE FINANCIAL RESULTS OF THE RECORD LABEL ON A CONSOLIDATED BASIS AND, AS A RESULT, WILL NOT BE ABLE TO INCLUDE REVENUE FROM THE RECORD LABEL IN ITS REPORTED REVENUE.

        The Company will not be able to report the results of operations of the Record Label on a consolidated basis under generally accepted accounting principles, as the Company will not be deemed to control the Record Label. Instead, the Company expects to report and account for its investment in the Record Label using the modified equity method. Under this accounting method, the Company will not include any revenue generated by the Record Label in its reported revenue, but instead will report its allocable share of any net income of the Record Label on a line item separate from revenue. In the case of net losses of the Record Label, the Company expects to report 100% of its allocable share of such losses. The Company believes that this type of financial reporting has the potential to obscure the potential value of the Record Label to the overall value of the Company and therefore, the Company's valuation may not increase even if the Record Label is successful.

SIGNIFICANT CONFLICTS OF INTEREST MAY ARISE AS A RESULT OF MR. FIELD'S SEPARATE OWNERSHIP OF THE RECORD LABEL AND HIS DUAL ROLES AS CHIEF EXECUTIVE OFFICER OF BOTH THE RECORD LABEL AND THE COMPANY.

        See "Potential Conflicts of Interest" on page 27 for more information on potential conflicts of interest that may arise as a result of Mr. Field's ownership interest in the Record Label and his dual operating roles as Chief Executive Officer of both the Record Label and the Company.

VOTE

        Pursuant to the terms of the definitive agreements, unless waived by Mr. Field, the affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 2001 Annual Meeting is being sought to approve the formation of the record label co-venture with Mr. Field and the related agreements.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        At each stage of the ongoing negotiations with Mr. Field, the Company's Board of Directors was informed of the proposed agreements relating to the Record Label, and of the status of the negotiations. Presentations were made by the Company's management and individual directors at regularly scheduled Board meetings, and the Board of Directors reasonably informed itself of the terms of the proposed Record Label agreements. The Board of Directors also considered, among other things, all the reasons described under "Reasons for the Venture," all the risks and uncertainties described under "Risk Factors," the Company's current cash positions, financial condition, results of operation, business and prospects, Mr. Field's extensive experience in building and running successful record labels and other entertainment companies, the anticipated financial impact of the venture on the Company, the Record Label's business plan and strategy, the specific terms and conditions of the definitive agreements, the Company's recent stock performance, Mr. Field's ownership positions in the Company and the Record Label after the transactions are consummated, the accounting treatment for the transactions, and the tax consequences of the transactions to the Company. In addition, the Board of Directors was made aware of the material facts of certain directors' and officers' present and future relationship or interest in the venture.

        After full consideration and evaluation, the Board of Directors, including each of the directors who have no interest in the record label co-venture, has determined that the terms and conditions of the record label co-venture and the related agreements are fair, advisable and in the best interests of the Company and its stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE FORMATION OF THE RECORD LABEL CO-VENTURE WITH MR. FIELD AND THE RELATED AGREEMENTS.

                                 PROPOSAL FOUR:


     APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
      TO EFFECT A ONE-FOR-TEN REVERSE SPLIT OF THE COMPANY'S COMMON STOCK



GENERAL


        The Company and its Board of Directors currently believe it would be in the best interests of the Company and its stockholders to adopt an amendment of the Company's certificate of incorporation that will effect a reverse stock split in which each ten issued and outstanding shares of the Company's common stock will be converted into one share. The amendment to the certificate of incorporation that will effect the reverse split will become effective upon its filing with the Delaware Secretary of State, which the Company currently plans to make as soon as reasonably practicable after receiving stockholder approval. The full text of the proposed amendment to the certificate of incorporation is attached to this Proxy Statement as Appendix D.

        Although the Company presently intends to effect the reverse split as proposed, under Section 242(c) of the Delaware General Corporation Law, the Board of Directors has reserved the right, notwithstanding the stockholders' approval of the amendment to the certificate of incorporation at the 2001 Annual Meeting, to abandon it at any time before the amendment to the certificate of incorporation is filed with the Secretary of State of the State of Delaware. The Board of Directors may consider a variety of factors in determining whether or not to proceed with the amendment to the certificate of incorporation, including overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Company's common stock, business developments, and its actual and projected financial performance. If the closing bid price of the Company's common stock on Nasdaq reaches a minimum of $1.00 per share on or before July 9, 2001 and remains at or above that level for a minimum of 10 consecutive trading days (or longer, if required by the Nasdaq Listing Qualifications Panel), as discussed more fully below, the Board of Directors may decide to abandon the filing of the amendment to the certificate of incorporation.

        The Board of Directors approved the proposed amendment to the Company's certificate of incorporation on May 31, 2001, subject to stockholder approval, and recommends that the stockholders vote FOR approval of the amendment.


PURPOSE AND BACKGROUND OF THE REVERSE SPLIT


        The Company's primary objective in proposing the reverse split is to attempt to raise the per share trading price of its common stock in an effort to continue its listing on The Nasdaq National Market. To maintain listing, The Nasdaq National Market requires, among other things, that the Company's common stock maintain a minimum bid of $1.00 per share. The closing bid price of the Company's common stock has been below $1.00 per share since October 2000.

        On November 30, 2000, Nasdaq notified the Company that, because the closing bid price of its common stock had been below $1.00 for over 30 consecutive trading days, it would be subject to delisting. At the Company's request, the Nasdaq Listing Qualifications Panel conducted a hearing on April 12, 2001 to give the Company an opportunity to appeal Nasdaq's decision to delist its common stock.

        On May 23, 2001, the Nasdaq Listing Qualifications Panel decided to allow the continued listing of the Company's common stock on The Nasdaq National Market provided that (i) the closing bid price of the Company's common stock on Nasdaq reaches a minimum of $1.00 per share on or before July 9, 2001 and remains at or above that level for a minimum of 10 consecutive trading days (or longer, if required by the Nasdaq Listing Qualifications Panel), and (ii) the Company demonstrates compliance with all requirements for continued listing on The Nasdaq National Market. Even if the reverse split is approved, there can be no assurance that the Company will be able to meet these requirements and remain listed on The Nasdaq National Market.

        The Company expects that the reverse split will increase the bid price per share of its common stock above the $1.00 per share minimum price, thereby satisfying the listing requirement. However, there can be no assurance that the reverse split will have that effect, initially or in the future, or that it will enable the Company to maintain the listing of its common stock on The Nasdaq National Market.

        In addition to its desire to remain listed on The Nasdaq National Market, the Board of Directors believes that the low per share market price of the Company's common stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or the Company's reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of the Company's common stock but also its trading liquidity. In addition, these factors may affect the Company's ability to raise additional capital through the sale of stock.

        The Company hopes that the decrease in the number of shares of its common stock outstanding as a consequence of the reverse split, and the anticipated increase in the price per share, will encourage greater interest in its common stock by the financial community and the investing public and possibly promote greater liquidity for the Company's stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse split is effected, particularly if the price per share of the Company's common stock begins a declining trend after the reverse split is effected.


        There can be no assurance that the reverse split will achieve any of the desired results. There also can be no assurance that the price per share of the Company's common stock immediately after the reverse split will increase proportionately with the reverse split, or that any increase will be sustained for any period of time.

        The Company is not aware of any present efforts by anyone to accumulate its common stock, and the proposed reverse split is not intended to be an anti-takeover device.

EFFECT ON MARKET FOR COMMON STOCK


        On June ___, 2001, the closing bid price for the Company's common stock on The Nasdaq National Market was $____ per share. By decreasing the number of shares of common stock outstanding without altering the aggregate economic interest represented by the shares, the Company believes the market price will be increased. The greater the market price rises above $1.00 per share, the less risk there will be that the Company will fail to meet the requirements for maintaining the listing of its common stock on The Nasdaq National Market. However, there can be no assurance that the market price of the common stock will rise to or maintain any particular level or that the Company will at all times be able to meet the requirements for maintaining the listing of its common stock on The Nasdaq National Market.


EFFECTS OF REVERSE SPLIT ON COMMON STOCK; NO FRACTIONAL SHARES


        If stockholders approve the amendment to the Company's certificate of incorporation, the principal effect of the reverse split will be to decrease the number of outstanding shares of the Company's common stock from approximately
35.7 million shares to approximately 3.6 million shares, based on the number of shares outstanding on the record date for the stockholder meeting and not including approximately 2 million shares (prior to the reverse split) of the Company's common stock that were repurchased in a tender offer and are held in treasury. The total number of shares of common stock each stockholder holds will be reclassified automatically into the number of shares equal to the number of shares each stockholder held immediately before the reverse split divided by ten. If the number of shares a stockholder holds is not evenly divisible by ten, that stockholder will not receive a fractional share but instead will receive cash in an amount equal to the fraction of a share that stockholder otherwise would have been entitled to receive multiplied by the average of the closing bid and closing asked prices of the common stock as last reported on The Nasdaq National Market before the reverse split takes effect.


EFFECT ON OUTSTANDING OPTIONS AND WARRANTS


        As of the record date for the stockholder meeting, the Company had outstanding employee stock options to purchase an aggregate of 4,888,035 shares of common stock with exercise prices per share ranging from $0.75 to $14.00 per share and warrants to purchase an aggregate of 1,319,953 shares of common stock with exercise prices per share ranging from $0.19 to $37.36 per share. Under the terms of the options and warrants, when the reverse split becomes effective, the number of shares covered by each of them will be reduced to one-tenth the number currently covered and the exercise price per share will be increased by ten times the current exercise price.


EFFECT ON LEGAL ABILITY TO PAY DIVIDENDS


        The Company's Board of Directors has not in the past declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and the Company is not in arrears on any dividends. Therefore, the Company does not believe that the reverse split will have any effect with respect to future distributions, if any, to the Company's stockholders.


PAYMENT FOR FRACTIONAL SHARES; EXCHANGE OF STOCK CERTIFICATES

        The Company will appoint Mellon Investor Services LLC, 400 South Hope Street, 14th Floor, Los Angeles, California 90079, (213) 553-9722, to act as exchange agent for common stockholders in connection with the reverse split. The Company will deposit with the exchange agent, as soon as practicable after the effective date of the reverse split, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the reverse split. The funds required to purchase the fractional share interests are available and will be paid from the Company's current cash reserves. The Company's stockholder list shows that some of the outstanding common stock is registered in the names of clearing agencies and broker nominees. Because the Company does not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, the Company cannot predict with certainty the number of fractional shares that will result from the reverse split or the total amount it will be required to pay for fractional share interests. However, the Company does not expect that amount will be material.


        As of the record date for the stockholders meeting, the Company had approximately 128 common stockholders of record (although the Company had significantly more beneficial holders). The Company does not expect the reverse split and the payment of cash in lieu of fractional shares to result in a significant reduction in the number of record holders. The Company presently does not intend to seek any change in its status as a reporting company for federal securities law purposes, either before or after the reverse split.


        On or after the effective date of the reverse split, the Company will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing its post-reverse-split shares and, if applicable, cash in lieu of a fractional share only by sending the exchange agent its old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as the Company may require. Stockholders will not receive certificates for post-reverse-split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder's new stock certificate and payment in lieu of any fractional share promptly after receipt of that stockholder's properly completed letter of transmittal and old stock certificate(s).

        Stockholders will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.


REQUIRED VOTE

        The affirmative vote of a majority of the Company's outstanding voting shares is required for approval of the amendment to the Company's certificate of incorporation authorizing the one-for-ten reverse split of the Company's common stock.


RECOMMENDATION OF THE BOARD OF DIRECTORS


        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION AUTHORIZING THE ONE-FOR-TEN REVERSE SPLIT OF THE COMPANY'S COMMON STOCK.

                                  OTHER MATTERS

        The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                             PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of May 31, 2001 by (i) all persons who are beneficial owners of five percent (5%) or more of the Common Stock, (ii) each director and nominee for director, (iii) the executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of this Proxy Statement and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.



                                                                                          PERCENTAGE
                                                                             SHARES        OF SHARES
                                                                           BENEFICIALLY  BENEFICIALLY
                        BENEFICIAL OWNER                                      OWNED        OWNED(1)
----------------------------------------------------------------------     ------------  ------------
Entities affiliated with Constellation Venture Capital, L.P. (2) .....       2,751,134       7.7%
575 Lexington Avenue
New York, New York 10022


Universal Music Group, Inc. ..........................................       3,125,000       8.8
10 Universal City Plaza
Universal City, California 91608

Marc P. Geiger .......................................................       3,377,404       9.5
Donald P. Muller .....................................................       3,291,778       9.2
Keith K. Yokomoto (3) ................................................       2,604,227       7.3
James B. Carroll (4) .................................................         583,582       1.6
Rick Rubin ...........................................................       3,620,220      10.1
c/o Alan S. Halfon & Company
9595 Wilshire Boulevard, Suite 505
Beverly Hills, California 90212

Clifford H. Friedman (2) .............................................       2,751,134       7.7
Dara Khosrowshahi ....................................................              --        --
Stephen Krupa (5) ....................................................         783,535       2.2
Allen D. Lenard (6) ..................................................         655,508       1.8
1801 Century Park West, Sixth Floor
Los Angeles, California 90067

Benjamin Moody .......................................................              --        --
All current directors and executive officers as a group
(10 persons) (7)......................................................      17,667,388      48.7

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 31, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each of the individuals listed in the table is care of ARTISTdirect, Inc., 5670 Wilshire Boulevard, Suite 200, Los Angeles, California, 90036. Unless otherwise indicated by footnote, the persons named in the table have sole voting and sole investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Percentage of beneficial ownership is based on 35,710,374 shares of common stock outstanding as of May 31, 2001 and reflects the effect of the Company's tender offer which was consummated on April 18, 2001, pursuant to which the Company purchased approximately 2,000,000 shares of its common stock. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after May 31, 2001 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

(2) Includes (a) 2,263,793 shares held by Constellation Venture Capital, L.P.; and (b) 487,341 shares held by Constellation Ventures (BVI), Inc. Mr. Friedman is President and Chief Executive Officer of Constellation Ventures (BVI), Inc. and a member of Constellation Ventures Management, LLC, the general partner of Constellation Venture Capital, L.P. As such, Mr. Friedman may be deemed to exercise voting and investment power over such shares. Mr. Friedman disclaims beneficial ownership of such shares, except to the extent of his proportionate interest therein.

(3) Includes (a) 371,027 shares held by Keith Yokomoto as trustee of the Geiger Children's Trust, (b) 371,027 shares held by Keith Yokomoto as trustee of the Muller Children's Trust and (c) 696,831 shares issuable upon options exercisable within 60 days of May 31, 2001. Mr. Yokomoto has sole voting and dispositive power over these shares. Mr. Yokomoto disclaims beneficial ownership of these shares. Also includes 2,000 shares held by Mr. Yokomoto's spouse.

(4) Includes 583,582 shares subject to options which are exercisable within 60 days of May 31, 2001.

(5) Includes 783,535 shares held by Psilos Group Partners, L.P. Mr. Krupa is managing director of Psilos Group Managers, LLC and a member of Psilos Group Investors, LLC. Psilos Group Investors, LLC is the general partner of Psilos Group Partners, L.P. As such, Mr. Krupa may be deemed to exercise voting and investment power over such shares. Mr. Krupa disclaims beneficial ownership of such shares, except to the extent of his proportionate interest therein.

(6) Includes (a) 356,866 shares held by L&G Associates One, and (b) 298,642 shares issuable upon immediately exercisable options. Mr. Lenard is General Partner of Lenard Holdings, L.P., which is the Managing Partner of L&G Associates One, and as such, may be deemed to exercise voting and investment power over such shares. He disclaims beneficial ownership of the share held by this entity except to the extent of his proportionate interest therein.

(7) Includes the information set forth in notes 2-6 above. Does not include up to approximately 4,444,800 shares issuable to Frederick W. Field upon the exercise of options which will be granted to Mr. Field if he is appointed as Chairman and Chief Executive Officer pursuant to Proposal Three of this Proxy Statement. Assuming that Mr. Field is appointed as Chairman and Chief Executive Officer and that such shares are deemed beneficially owned as of May 31, 2001, and assuming that Mr. Rubin is replaced by Mr. Field as a director, the Company's officers and directors would beneficially own approximately 18,491,968 shares, or 45.4% of the Company's common stock (taking into account the shares issuable upon the exercise of options granted to Mr. Field).

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY

        The following table sets forth certain information regarding the directors, executive officers and certain key employees of the Company as of May 31, 2001:



NAME                                        AGE    POSITIONS WITH THE COMPANY
----                                        ---    --------------------------
Clifford H. Friedman(1)(2)..............    42     Director

Marc P. Geiger..........................    38     Chairman of the Board and Chief Executive
                                                   Officer

Dara Khosrowshahi(1)....................    32     Director

Stephen M. Krupa(1)(2)..................    36     Director

Allen D. Lenard(2)......................    59     Director

Benjamin Moody..........................    41     Director

Donald P. Muller........................    40     President, ARTISTdirect Agency and Director

Keith K. Yokomoto.......................    38     President, Chief Operating Officer and
                                                   Director

James B. Carroll........................    45     Executive Vice President, Chief Financial
                                                   Officer and Secretary

Richard B. Colbert......................    44     Senior Vice President, Sales and Marketing
                                                   Solutions

Pascal O. Desmarets.....................    39     Senior Vice President, Information Technology

Thomas F. Fuelling......................    39     Executive Vice President, Finance and
                                                   Operations

Nicholas J. Turner......................    42     Senior Vice President, Artist Services



(1)  Member of Audit Committee

(2)  Member of Compensation Committee

        The following is a brief description of the capacities in which each of the Company's directors, executive officers and key employees has served during the past five years. The biographies of Clifford H. Friedman, Marc P. Geiger, Dara Khosrowshahi, Stephen M. Krupa, Allen D. Lenard, Benjamin Moody, Donald P. Muller and Keith K. Yokomoto appear earlier in this Proxy Statement. See "Proposal One: Election of Directors."

        JAMES B. CARROLL has served as Executive Vice President and Chief Financial Officer since May 1999. Mr. Carroll has served as Secretary since July 1999. From November 1994 to May 1999, Mr. Carroll was a Managing Director in the Media & Entertainment Group at Bear, Stearns & Co. Inc., where he served as an investment banker to companies primarily in broadcasting and new media. From January 1989 to August 1994, Mr. Carroll was a Managing Director at Smith Barney Inc., where he co-founded the Media & Communications Group and served on the Investment Banking Management Committee. Mr. Carroll received his B.A. in Psychology from Claremont McKenna College and his M.B.A. from Harvard Business School.

        RICHARD B. COLBERT has served as Senior Vice President of Sales and Marketing Solutions since September 1999. From October 1998 to September 1999, Mr.Colbert served as President of Northern NOMA Corp., providing consulting services to internet and broadcasting companies. From 1983 to 1998, Mr. Colbert was President of IntelliVentures, Inc., a producer and distributor of special interest video programming. From 1989 to 1993, Mr. Colbert was Senior Executive Vice President of ITC Domestic Television, a distributor of first-run television programming.

        PASCAL O. DESMARETS has served as Senior Vice President, Information Technology since February 1999. From February 1997 to February 1999, Mr. Desmarets held various management positions in the engineering group at Optum Software. Mr. Desmarets received his B.S. in Industrial Engineering and Management from the Catholic University of Louvain, Belgium and his M.B.A. from the University of Southern California.

        THOMAS F. FUELLING has served as Executive Vice President, Finance and Operations since October 1999. From April 1998 to September 1999, Mr. Fuelling was Vice President, Finance and CFO of Sega GameWorks, LLC. From December 1995 to March 1998, Mr. Fuelling was Executive Vice President, Finance and CFO of Village Roadshow Pictures. From March 1994 to November 1995, Mr. Fuelling was Vice President and Controller of The Samuel Goldwyn Company. From 1984 to 1994, Mr. Fuelling was a certified public accountant with Price Waterhouse LLP in its Entertainment practice unit. Mr. Fuelling received his B.S. in Business Administration from the University of Southern California and his Master of Management from Northwestern University.

        NICHOLAS J. TURNER has served as Senior Vice President, Artist Services, since March 1999. From June 1996 to February 1999, Mr. Turner was Vice President, West Coast for N2K's Music Boulevard, and from June 1994 to June 1996, Mr. Turner founded and operated Rocktropolis. Music Boulevard and Rocktropolis are online music entertainment companies. Before founding Rocktropolis, Mr. Turner was an associate of artist manager Miles Copeland, working in various capacities with recording artists.


        The Company's executive officers are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of the directors or executive officers of the Company.


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION


        The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company whose salary and bonus for the 2000 Fiscal Year was in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1998, 1999 and 2000. None of these executive officers received any long-term compensation during the fiscal years ended December 31, 1998, 1999 and 2000. No other executive officers who would have otherwise been includable in such table on the basis of salary and bonus earned for the 2000 Fiscal Year have been excluded by reason of their termination of employment or change in executive status during that year. The listed individuals shall be hereinafter referred to as the named executive officers.

                           SUMMARY COMPENSATION TABLE


                                                       ANNUAL COMPENSATION
                                               --------------------------------------
                                                                             OTHER
                                                                            ANNUAL
NAME AND PRINCIPAL POSITIONS         YEAR       SALARY        BONUS      COMPENSATION
----------------------------         ----      -----------   --------    ------------
Marc P. Geiger                       2000      $156,250      $120,833      $  1,300
    Chairman and Chief               1999       150,000       100,000         4,715
    Executive Officer                1998       175,192        50,000            --

Donald P. Muller                     2000       156,250       104,167         1,300
    President, ARTISTdirect          1999       150,000       100,000         4,508
    Agency and Kneeling              1998       176,431        50,000            --
    Elephant Records

Keith K. Yokomoto                    2000       156,250       104,167         1,300
    President, Chief Operating       1999       150,000        50,000         6,011
    Officer and Director             1998       130,769(2)     25,000            --

Stephen P. Rennie (1)                2000       156,250        91,667            --
    President, UBL                   1999       137,500        37,500            --
                                     1998        75,000            --            --

James B. Carroll                     2000       156,250        79,167            --
    Executive Vice President         1999        81,250        29,167            --
    and Chief Financial Officer      1998            --            --            --


----------------------------
(1) Mr. Rennie resigned in March 2001.


(2) Does not include deferred compensation in 1998 of $200,000.



STOCK OPTIONS AND STOCK APPRECIATION RIGHTS


        The following table contains information concerning the stock options granted to the named executive officers during the 2000 Fiscal Year. All the grants were made under the Company's 1999 Employee Stock Option Plan. No stock appreciation rights were granted to the named executive officers during the 2000 Fiscal Year.


                        OPTION GRANTS IN LAST FISCAL YEAR


                                               INDIVIDUAL GRANTS                                  POTENTIAL REALIZABLE
                            -----------------------------------------------------------------       VALUE AT ASSUMED
                             NUMBER OF   % OF TOTAL                                               ANNUAL RATES OF STOCK
                            SECURITIES     OPTIONS       EXERCISE       MARKET                      PRICE APPRECIATION
                            UNDERLYING   GRANTED TO       PRICE          PRICE                      FOR OPTION TERM (1)
                             OPTIONS      EMPLOYEES        PER          ON DATE    EXPIRATION   ----------------------------
       NAME                  GRANTED    IN FISCAL YEAR    SHARE        OF GRANT       DATE         5%                 10%
---------------------       ----------  --------------  ---------      --------    ----------   ----------        ----------
James B. Carroll             226,084          7.1%      $  12.00       $  12.00      3/26/07    $1,104,467        $2,573,877
Keith K. Yokomoto            696,831         21.8         13.928         6.9375      3/30/07            --                --
Stephen P. Rennie (2)        238,913          7.5         13.928         6.9375      3/30/07            --                --



-------------------

(1) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of its future common stock prices. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These amounts represent assumed rates of appreciation in the value of the common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's common stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved. Potential realizable values are net of exercise price, but before the payment of taxes associated with exercise.


(2)     Mr. Rennie resigned in March 2001.

AGGREGATED OPTION\FISCAL YEAR-END VALUE


        The following table provides information, with respect to the named executive officers, concerning unexercised options held by them at the end of the 2000 Year. None of named executive officers exercised any stock appreciation rights during the 2000 Fiscal Year and no stock appreciation rights were held by the named executive officers at the end of such year.


      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

                         NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                         OPTIONS AT FISCAL YEAR      IN-THE-MONEY OPTIONS AT
                                END (#)                FISCAL YEAR END ($)
                       --------------------------   ----------------------------
        NAME           EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------- -----------  -------------   -----------   -------------
James B. Carroll         286,990       172,194           0             0
Keith K. Yokomoto           0          696,831           0             0
Stephen P. Rennie(1)        0          238,913           0             0
                         =======       =======          ===           ===

(1) Mr. Rennie resigned in March 2001.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS


        The Company has entered into employment agreements with its named executive officers. The compensation and dates of employment under the employment agreements are as follows:


        MARC GEIGER


        In July 1998, the Company entered into an employment agreement with Marc Geiger, its Chairman and Chief Executive Officer which provides for the following:


        - Mr. Geiger is paid an annual salary of $150,000 and a guaranteed annual bonus of $100,000.


        - The initial term of his employment expires July 27, 2001, with automatic extensions for successive one-year periods. On April 27, 2001, the Company extended the initial term of Mr. Geiger's employment to September 30, 2001.


        - The agreement provides for the payment of salary and a guaranteed bonus for twelve months after the date of termination if the termination was other than:

                (1) due to a disability,

                (2) for "cause," such as the commission of a felony, material dishonesty against ARTISTdirect, or gross negligence in the performance of duties,

                (3) due to Mr. Geiger's death, or


                (4) if he terminates his employment for other than "good reason," such as an adverse change of duties, a reassignment of location, or a material breach of the Company's obligations to him.

        - If Mr. Geiger's employment is terminated for cause or disability, or he resigns for other than good reason, he is prohibited, for a period of the later of one year after the early termination of his employment, or the expiration of the term of his employment agreement, from competing with ARTISTdirect or attempting to hire any ARTISTdirect employee.

        DONALD MULLER


        In July 1998, the Company entered into an employment agreement with Donald Muller, the President of ARTISTdirect Agency and Kneeling Elephant Records, and one of the Company's directors, which provides for the following:


        - Mr. Muller is paid an annual salary of $150,000 and a guaranteed annual bonus of $100,000.


        - The initial term of the agreement expires July 27, 2001, with automatic extensions for successive one-year periods. On April 27, 2001, the Company extended the initial term of Mr. Muller's employment to September 30, 2001.


        - The agreement provides for the payment of salary and a guaranteed bonus for twelve months after the date of termination if the termination was other than:

                (1) due to a disability,

                (2) for "cause," such as the commission of a felony, material dishonesty against ARTISTdirect, or gross negligence in the performance of duties,

                (3) due to Mr. Muller's death, or


                (4) if he terminates his employment for other than "good reason," such as an adverse change of duties, a reassignment of location, or a material breach of the Company's obligations to him.


        - If Mr. Muller's employment is terminated for cause or disability or resigns for other than good reason, he is prohibited, for a period of the later of one year after the early termination of his employment, or the expiration of the term of his employment agreement, from competing with ARTISTdirect or attempting to hire any ARTISTdirect employee.

        KEITH YOKOMOTO


        In January 1998, the Company entered into an employment agreement with Keith Yokomoto, its President and Chief Operating Officer, which provides for the following:

        - Mr. Yokomoto was paid an annual salary of $100,000 for the first five months of the agreement and $150,000 thereafter, with a guaranteed bonus of $50,000 the second year and $100,000 for each year thereafter.

        - The initial term of the agreement expired December 31, 2000. The Company is currently in discussions to renew this agreement but there can be no assurance that a new agreement will be reached.


        - The agreement provides for the payment of his salary and a guaranteed bonus for the lesser of:

                (1) twelve months after the date of termination, or

                (2) until the end of the agreement, if he is terminated other than due to a disability, death, for "cause," such as the commission of a felony, material dishonesty against ARTISTdirect, or gross negligence in the performance of duties.

        Mr. Yokomoto also signed a separate agreement concurrently with his employment agreement which prohibits him from competing with ARTISTdirect or attempting to hire any ARTISTdirect employee for the later of one year after termination of employment, or the expiration of the then-current period of the term of the agreement.

        JAMES CARROLL


        In May 1999, the Company entered into an employment agreement with James Carroll, its Chief Financial Officer, which provides for the following:


        - Mr. Carroll is paid an annual salary of $150,000 and a guaranteed annual bonus of $50,000.


        - The initial term of the agreement expired May 23, 2001. On March 30, 2001, the Company extended the initial term of Mr. Carroll's employment to May 23, 2002.


        - The employment agreement provides that if Mr. Carroll's employment is terminated other than due to a disability, death or for "cause," such as the commission of a felony, material dishonesty against ARTISTdirect, or gross negligence in the performance of duties, he will be paid his base salary for the lesser of:

                (1) six months after the date of termination, or

                (2) the remainder of the agreement.

        - If Mr. Carroll is terminated for cause, he is prohibited from competing with ARTISTdirect until the date the agreement would otherwise have expired. Mr. Carroll is also prohibited from attempting to hire any ARTISTdirect employee for one year following the later of:

                (1) the date the agreement expires, or

                (2) the actual date of termination.

        The Compensation Committee of the Board of Directors has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer or any other executive officer or any unvested share issuances actually held by such individual, in connection with certain changes in control of the Company or the subsequent termination of the officer's employment following the change in control event.

                             AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000, which include the consolidated balance sheets of the Company as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 2000, and the notes thereto.

        The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT

        The audit committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS

        The audit committee has discussed with KPMG LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

        The audit committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with KPMG LLP the independence of KPMG LLP from the Company.

CONCLUSION

        Based on the review and discussions referred to above, the committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.


                                            Submitted by the Audit Committee of
                                            the Board of Directors

                                            Clifford H. Friedman
                                            Dara Khosrowshahi
                                            Stephen M. Krupa

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee currently consists of Messrs. Friedman, Krupa and Lenard. Neither of these individuals was an officer or employee of ARTISTdirect at any time during the 2000 fiscal year or at any other time. No current executive officer of ARTISTdirect has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of ARTISTdirect's Board of Directors or Compensation Committee.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        It is the duty of the Compensation Committee to establish the general compensation policies for the Company and to review and determine the overall compensation packages provided to the executive officers of the Company, including the Chairman and Chief Executive Officer. As part of its responsibilities, the Compensation Committee also has the authority to make discretionary option grants to the Company's executive officers under the Company's 1999 Employee Stock Option Plan.

        The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

        GENERAL COMPENSATION POLICY. The Compensation Committee was established in September 1999. Prior to its establishment, the Board of Directors determined the compensation of executive officers, representing the interests of stockholders at the time. Presently, the Compensation Committee's policy is to provide the Company's executive officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance and that are competitive enough to attract and retain highly skilled individuals. Based upon this policy, executive compensation packages will be comprised of three elements: (i) a base salary that reflects the individual's responsibilities and is competitive with the market, (ii) an annual variable performance award, or bonus, payable in cash and reflecting achievement of annual goals both by the individual and the Company, and (iii) where appropriate, long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officer and the Company's stockholders.

        The Compensation Committee will periodically review total compensation levels and the distribution of compensation among the three elements identified above for each of the executive officers in the context of the compensation policy of the Company and compensation packages awarded to executive officers in comparable positions at companies within related industries. The Compensation Committee believes that the Company's most direct competitors for executive talent include significantly larger and better-capitalized companies in the technology, media and entertainment industries, comprising a broader range of companies than those with which the Company is usually compared for purposes of stock performance.

        The Compensation Committee believes that its employees and executives are targets for competitors seeking to recruit people with established talent and experience. As a result, the Compensation Committee has recommended that the Company actively manage compensation packages to be competitive in retaining all key employees. This may lead to changes in the mix of compensation between base salary, bonus awards, and stock-based incentive awards. Specifically, the Compensation Committee has observed industry trends toward a greater percentage of compensation payable in cash. In order to retain certain key employees, the Company may find it necessary to significantly increase levels of cash compensation. The employment agreements relating to each of the executive officers either have or will expire during 2001. The Compensation Committee is considering new employment arrangements for the executive officers at this time, though the Company has entered into no new agreements.

        BASE SALARY. Under the terms of existing employment agreements between the Company and each of its executive officers, each of them was paid a base salary of $150,000 during 2000. During 2000, the Compensation Committee reviewed the base salary of each executive officer. In assessing appropriately competitive salary levels, the Compensation Committee considered the duties of each officer, changes in those duties, past accomplishments, and information on competitive compensation levels for similar executive positions. Based upon this evaluation, it was determined that no adjustments were necessary in the base salaries of the Company's executive officers.

        ANNUAL INCENTIVE BONUSES. Under the terms of existing employment agreements between the Company and each of the executive officers, each of them was paid a guaranteed bonus for 2000. For each of Mssrs. Geiger, Muller, Yokomoto and Rennie, this bonus amount was $100,000. For Mr. Carroll, this bonus amount was $50,000. At the time that each employment agreement was entered into, the level of these bonuses was established to provide an overall level of cash compensation that the Board of Directors felt was appropriate and necessary to retain each of the executive officers.

        During 2000, the Compensation Committee reviewed each of these agreements to determine if the established bonus levels should be adjusted in light of current market conditions, the duties of each of the executive officers and their performance of those duties. Based upon this review, the Compensation Committee determined that the amount of Mr. Carroll's bonus should be increased to $100,000.

        Going forward, the Compensation Committee expects to establish an incentive bonus plan to apply to the Company's executive officers and other key senior employees. This plan is expected to result in cash bonuses being made available to executive officers based upon the achievement of specific performance goals designed to support the strategic objectives of the Company and the creation of stockholder value. As a result of an observed shift in competitive compensation practices and the Company's desire to retain its key employees, and particularly its key executives, future incentive bonuses may be significantly larger than those paid in prior years, though it is contemplated that such bonuses will be discretionary and tied to the achievement of specific objectives rather than guaranteed.

        LONG TERM STOCK-BASED INCENTIVES. At least once each year, the Compensation Committee evaluates the granting of stock-based incentives to each of the Company's executive officers. Each grant is designed to align the interests of the executive officer with those of stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of Common Stock at a fixed price per share (generally the market price on the grant date) over a specified period of time (up to ten years). Each option becomes exercisable in a series of installments generally over a three-year period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term.

        The size of the option grant to each executive officer, including any grant considered for the Chief Executive Officer, is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

        Three of the Company's executive officers (Messrs. Geiger, Muller and Yokomoto) were founders of the Company and have significant equity holdings as a result. In 2000, the Compensation Committee determined that additional grants of stock-based incentives to these individuals were not necessary. Messrs. Yokomoto and Rennie, however, did receive stock options as the result of a transfer of equity interests agreed to by Messrs. Geiger, Muller and Rubin (a director of the Company), which transaction was reviewed and approved by the Company's Board of Directors in March 2000.

        During 2000, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, the acceleration of certain stock options granted to Mr. Carroll during 1999 and the grant of additional options at the time of the IPO. The acceleration and additional grant were done in recognition of Mr. Carroll's performance of his duties.

        CEO COMPENSATION. In setting the total compensation payable to the Company's Chief Executive Officer for 2000, the Compensation Committee sought to provide him with a stable level of cash compensation within the range of compensation found among competitive companies. It was determined that the level of Mr. Geiger's cash compensation did not require adjustment during the year. However, actual payments made during 2000 were slightly higher than those made in 1999 as a result of a change in pay periods for all employees. Mr. Geiger received no grants of stock-based incentive compensation during 2000.

        Mr. Geiger's employment agreement with the Company was to have expired by its terms on July 27, 2001, though the Company and Mr. Geiger have agreed to an extension until September 30, 2001. In connection with the proposed appointment of Frederick W. Field as Chairman and CEO of the Company, the Compensation Committee is currently considering a new employment agreement for Mr. Geiger that would include a revised compensation package in the context of his proposed new duties and the desire of the Board of Directors to retain Mr. Geiger under a long-term employment agreement. No agreement as to Mr. Geiger's ongoing employment has been reached at this time.

        COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 2000 Fiscal Year did not exceed the $1 million limit per officer; however, it is possible that non-performance based compensation to be paid to the Company's executive officers for fiscal 2001 may exceed that limit. In establishing the various components of the compensation payable to the executive officers, the Committee considers the deductibility of that compensation as only one of a number of relevant factors, and for that reason, the Committee may deem it appropriate under certain circumstances to authorize compensation in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code in order to provide the requisite incentives to attract and retain the executive officers essential to the Company's financial success.

        It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

                                         Submitted by the Compensation Committee
                                         of the Board of Directors

                                         Clifford H. Friedman
                                         Stephen M. Krupa
                                         Allen D. Lenard

STOCK PERFORMANCE GRAPH

        The graph depicted below shows a comparison of cumulative total stockholder returns for the Company, the Nasdaq Market Index and the Media General Internet Information Provider Index for the period from March 28, 2000, the date of the Company's initial public offering, to December 29, 2000, the last trading day of the 2000 Fiscal Year.


        Company/Index/Market                      March 28, 2000       December 29, 2000
        --------------------                      --------------       -----------------
        ARTISTdirect, Inc.                           $100.00                 $5.32
        MG Internet Information Provider Index        100.00                 33.97
        NASDAQ Market Index                           100.00                 53.34

(1) The graph assumes that $100 was invested in the Company on March 28, 2000, in the Common Stock and in each index, and that all dividends were reinvested. The Company has not paid or declared any cash dividends on the Common Stock.


(2) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report on Executive Compensation is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

CERTAIN TRANSACTIONS


        Since January 1, 2000 there has not been any transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of any class of the Company's voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions contemplated in Proposal Three of this Proxy Statement or as described below.


        In February 2001 the Company loaned Marc Geiger, the Company's Chairman and Chief Executive Officer $150,000. The term of the loan is one year and the loan bears an interest rate of 7%.

        For the year ended December 31, 2000, the Company paid Lenard & Gonzalez LLP $464,000 for legal services provided to the Company. Allen Lenard, one of the Company's directors, is Managing Partner of Lenard & Gonzalez LLP.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT


        The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their 2000 Fiscal Year transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2000 Fiscal Year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and greater than ten percent beneficial owners.

ANNUAL REPORT


        The Company filed with the Securities and Exchange Commission an Annual Report on Form 10-K on April 2, 2001, and an Amendment No. 1 to the Annual Report on Form 10-K/A on April 30, 2001. A copy of the

Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. No separate annual report to the stockholders was prepared by the Company. Stockholders may obtain copies of the reports on Form 10-K and Form 10-K/A, without charge, by writing to Investor Relations, ARTISTDIRECT, INC., 5670 Wilshire Boulevard, Los Angeles, California 90036.



                                            THE BOARD OF DIRECTORS OF
                                            ARTISTDIRECT, INC.


Dated:  June ___, 2001

                                   APPENDIX A

                                   APPENDIX A

                       WRITTEN CHARTER OF AUDIT COMMITTEE

                                     CHARTER
                                     OF THE
                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                               ARTISTDIRECT, INC.


I. PURPOSE

        The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of ARTISTdirect, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

        1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

        2. Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

        3. Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

        The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an "independent director," and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her judgment as a member of the Audit Committee. An "independent director" is a director other than an officer or employee of the Corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.(1) All members of the


--------

        (1) The following persons shall not be considered independent:

        (a) a director who is employed by the Corporation or any of its affiliates for the current year or any of the past three years;

        (b) a director who accepts any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

        (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

        (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

        Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

        The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with
Section IV.4. below. The Committee shall keep a record of its proceedings and report the same at a subsequent meeting of the Board, or as otherwise required by law, or whenever it shall be called upon by the Board to do so.

IV. RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Audit Committee shall:

        DOCUMENTS/REPORTS REVIEW

                1. Review and update this Charter periodically, at least annually, as conditions dictate.

                2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

                3. Review the regular internal reports to management (including, without limitation, the Corporation's annual budgets and interim forecasts) prepared by the internal auditing department and management's response.

                4. Review the Corporation's strategic plan periodically, at least annually, as conditions dictate.

        INDEPENDENT ACCOUNTANTS

                5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall obtain a formal written statement from accountants delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1, and shall review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

                6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.


--------

        (e) a director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

                7. Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the organization's financial statements.

        FINANCIAL REPORTING PROCESSES

                8. In consultation with the independent accountants and the internal auditors, review the organization's annual audit plan in order to assure, among other things, the completeness of the coverage.

                9. In consultation with the independent accountants, review the results of the annual audit.

                10. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

                11. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting, including, without limitation, whether management's choices of accounting principles are conservative, moderate or aggressive from the perspective of income, asset and liability recognition and whether those principles are common practices or are minority practices.

                12. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

        PROCESS IMPROVEMENT

                13. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

                14. Review the independent accountants' findings and recommendations on accounting and internal control matters as contained in their annual letter to the Committee and to management and review management's response and action plans to address the audit findings and recommendations.

                15. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

                16. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

                17. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

        ETHICAL AND LEGAL COMPLIANCE

                18. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

                19. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

                20. Review activities, organizational structure, and qualifications of the internal audit department.

                21. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

                22. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

                23. Investigate any matter brought to the Committee's attention within the scope of its duties and recommend to the Board retention of outside counsel as appropriate.

                24. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                   APPENDIX B

                               OPERATING AGREEMENT

                                       OF

                          ARTISTDIRECT RECORDS, L.L.C.


        THIS OPERATING AGREEMENT of ARTISTdirect Records, L.L.C., a Delaware limited liability company (the "COMPANY"), dated May 31, 2001, is made among the Company, ARTISTdirect Recordings, Inc., a Delaware corporation ("ADR"), and Radar Records Holdings, LLC, a Delaware limited company ("FIELDCO"), and each other person or entity who is admitted as a member of the Company (each a "MEMBER," and collectively, the "MEMBERS") from time to time in accordance with the provisions of this Agreement, and shall be effective upon the date that all of the conditions set forth in that certain side letter agreement of even date (the "SIDE LETTER") among the Company, ADR, ARTISTdirect, Inc., a Delaware corporation that is ADR's parent corporation ("AD"), FieldCo and Frederick W. Field ("FIELD") shall have been satisfied or waived pursuant thereto (the "EFFECTIVE DATE").

        WHEREAS, the Members desire to form a limited liability company for the purposes and on the terms and conditions set forth in this Agreement;

        WHEREAS, the Members desire that such limited liability company be taxed for the purposes of federal, state and local income taxes as a partnership;

        WHEREAS, the Members desire to have no personal liability for the liabilities and obligations of the limited liability company (except as expressly provided herein) to the maximum extent permitted under applicable law;

        WHEREAS, the Company and Field, are entering into an employment agreement of even date (the "FIELD EMPLOYMENT AGREEMENT"), a copy of which is attached hereto as Exhibit A; and

        WHEREAS, AD and Field are entering into an employment agreement of even date pursuant to which Field is becoming the Chairman and Chief Executive Officer of AD (the "AD EMPLOYMENT AGREEMENT");

        NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:


                                   ARTICLE 1.

                                   DEFINITIONS

        The defined terms used in this Agreement shall have the meanings specified in this Article 1.

        "ACT" shall mean the Delaware Limited Liability Company Law, chapter 18 of the consolidated laws of the State of Delaware Section 18-101, et seq., as it may be amended from time to time, and any successor to the Act.

        "AD" shall have the meaning ascribed to it in the preamble.

        "AD EMPLOYMENT AGREEMENT" shall have the meaning ascribed to it in the preamble.

        "ADJUSTED CAPITAL ACCOUNT DEFICIT" shall have the meaning set forth in
Section 9.2(a) below.

        "ADR" shall have the meaning ascribed to it in the preamble.

        "ADR ADJUSTED PERCENTAGE" shall mean 50%, subject to reduction in the same proportion as the Percentage of ADR shall be diluted as a result of the issuances, if any, of additional Units by the Company in accordance with the terms of this Agreement.

        "ADR COMPENSATORY TRANSFER" shall have the meaning set forth in Section 10.1(a)(iii) below.

        "ADR CONTROLLED AFFILIATE" shall have the meaning set forth in Section 2.6(b)(ii)(A) below.

        "ADR OPPORTUNITY" shall have the meaning set forth in Section 2.6(b)(ii)(A) below.

        "ADR PENALTY AMOUNT" shall mean such number of Units as shall be equal to the lesser of (a) 25% of the applicable Substitute Financier Percentage (which for purposes of this calculation shall not exceed the ADR Adjusted Percentage at the time of the issuance of the Initial Substitute Financier Units) times the outstanding Units of the Company measured immediately prior to the divestiture of any ADR Units and the issuance of any Initial Substitute Financier Units; and (b) the excess, if any, of (i) the product of the applicable Substitute Financier Percentage and the outstanding Units of the Company measured immediately prior to the divestiture of any ADR Units and the issuance of any Initial Substitute Financier Units over (ii) the number of ADR Restricted Units.

        "ADR RESTRICTED UNITS" shall mean the number of Units that equals the product of:

               (a) the aggregate number of Units held by ADR and its Permitted Transferees as of the Default Date; and

               (b) the quotient obtained by dividing the Unfunded Amount by $50,000,000.

        "ADVANCE" shall have the meaning set forth in Section 5.1(b) below.

        "ADVANCE NOTICE" shall have the meaning set forth in Section 5.1(d)(ii) below.

        "AFFILIATE" of a specified Person shall mean any entity that directly or indirectly Controls, is Controlled by or is under common Control with such Person.

        "AGGREGATE ADVANCE LIMITATION" shall have the meaning set forth in
Section 5.1(b) below.

        "AGREEMENT" shall mean this Operating Agreement of ARTISTdirect Records, L.L.C., as amended, modified, supplemented or restated from time to time.

        "ANNUAL ADVANCE LIMITATION" shall have the meaning set forth in Section 5.1(b) below.

        "ANNUAL BUDGET" shall have the meaning set forth in Section 5.1(c) below.

        "AVAILABLE CASH" as of the date of determination, shall mean the cash held by the Company (after the repayment to ADR of all outstanding Advances, plus interest) in excess of the amount of cash that the Founding Members mutually determine is sufficient to fund the anticipated cash needs of the Company, including, without limitation, provision for payment of all outstanding and unpaid current obligations of the Company and anticipated contingent, future obligations. Notwithstanding the preceding sentence, in the event that the Founding Members are unable to agree upon the amount of cash that is sufficient to fund the anticipated cash needs of the Company such amount shall be deemed to equal 50% of the total annual expenditures that the Annual Budget for such Fiscal Year projects will be covered by Advances during such Fiscal Year. By way of clarification and without limiting the generality of the foregoing, there shall not be any Available Cash unless and until all then-outstanding Advances from ADR to the Company, plus interest, have been repaid to ADR pursuant to the Loan and Security Agreement.

        "BANKRUPTCY" shall mean, with respect to any Member, when (a) such Person shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or such Person shall make a general assignment for the benefit of its creditors; (b) there shall be commenced against such Person any case, proceeding or other action of a nature referred to in clause (a) above that (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed or undischarged for a period of sixty (60) days; or (c) there shall be commenced against such Person any case, proceeding or other action seeking issuance of a warrant of attachment, execution or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof.

        "BASE VALUE" shall have the meaning set forth in Section 10.2(c) below.

        "BASE VALUE NOTICE" shall have the meaning set forth in Section 10.2(c) below.

        "BASE VALUE NOTICE DELIVERER" shall have the meaning set forth in
Section 10.2(c) below.

        "BASE VALUE NOTICE RECIPIENT" shall have the meaning set forth in
Section 10.2(c) below.

        "BUSINESS DAY" shall mean any day other than Saturday, Sunday and any other day on which the majority of banks in California are not open for business.

        "BUY/SELL DATE" shall mean the date six months following the fifth anniversary of the Effective Date.

        "CAPITAL ACCOUNT" shall have the meaning set forth in Section 4.2 below.

        "CAPITAL CONTRIBUTION" shall mean the amounts contributed by each of the Members pursuant to Section 4.1 below.

        "CAUSE" shall have the meaning ascribed to it in the Field Employment Agreement or, if applicable, any successor written agreement governing the employment of Field by the Company, regardless of whether the term of the applicable such agreement has expired or been terminated; provided, however, that if there is more than one Field Employment Agreement or successor written agreement, the definition in the latest such agreement shall control.

        "CERTIFICATE OF FORMATION" shall mean the Company's Certificate of Formation as filed with the Secretary of State of Delaware, as it may be amended, supplemented or restated from time to time.

        "CHIEF EXECUTIVE OFFICER" shall mean the Chief Executive Officer of the Company appointed pursuant to Section 3.5(a)(i) below.

        "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of any succeeding law).

        "COMBINED MARGINAL RATE" shall mean, for any Fiscal Year, the sum of:
(a) the highest marginal federal income tax rate assessable for such year on, as applicable, (i) the ordinary income of individual taxpayers or (ii) the long term capital gain of individual taxpayers; and (b) the highest combined marginal state income tax rate assessable for such year on the ordinary income of individual taxpayers residing within the State of California, after giving effect to the federal income tax benefit derived, based on the rate determined in the preceding clause (a), from any state and local taxes assessable on the income of such individual taxpayers.

        "COMPANY" shall have the meaning set forth in the preamble.

        "COMPENSATORY PAYMENT" shall have the meaning set forth in 10.2(e) below.

        "CONTROL" (including the terms "Controlling," "Controlled by" and "under common Control with") shall mean the power to direct the affairs of an entity by reason of ownership of securities, by contract, or otherwise. Without limiting the preceding sentence, a Person owning directly or indirectly 50% or more of the voting securities of an entity shall be deemed to Control such entity.

        "CONTROLLED PERSON" shall mean an entity over whom the specified Person has Control.

        "COVERED FIELD TERMINATION" shall mean a termination of the Field Employment Agreement (a) by the Company for Cause; or (b) by Field other than for Good Reason.

        "DEEMED ANNUAL BUDGET" shall have the meaning set forth in Section 5.1(c) below.

        "DEFAULT DATE" shall mean the date of occurrence of the Funding
Default.

        "DEFAULT NOTICE" shall have the meaning set forth in Section 6.2(a) below.

        "DEFAULTED ADVANCE" shall have the meaning set forth in Section 6.2(a) below.

        "DEPRECIATION" shall mean, with respect to each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to a Company asset for such year or other period, except that, if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such asset for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by a Majority in Interest.

        "DIRECT AD COMPETITOR" shall mean any Person whose business consists in material part of the acquisition and exploitation of the right to make Electronic Transmissions, which shall mean that 25% or more of such Person's total annual gross revenues or total annual expenses during such Person's most recent fiscal year shall be related to the acquisition and exploitation of the right to make Electronic Transmissions; provided, however, that any Person whose primary business is entering into Traditional Record Agreements shall be deemed not to be a Direct AD Competitor.

        "EARLY INITIATION NOTICE" shall have the meaning set forth in Section 10.2(b) below.

        "EARLY OFFER" shall have the meaning set forth in Section 10.2(b) below.

        "EFFECTIVE DATE" shall have the meaning ascribed to it in the preamble.

        "ELECTION NOTICE" shall have the meaning set forth in Section 10.2(c) below.

        "ELECTRONIC TRANSMISSION" shall mean any transmission to consumers, whether sound alone, sound coupled with an image, or sound coupled with data, in any form, whether analog or digital, now known or later developed (including cybercasts, streaming audio, streaming audiovisual, digital downloads, direct broadcast satellite, point-to-multipoint satellite, multipoint distribution service, point-to-point distribution service, cable system, telephone system, broadcast station, and any other forms of transmission now known or hereafter devised) whether or not such transmissions are made on-demand or near on-demand, and whether or not a direct or indirect charge is made to receive the transmission.

        "ELECTRONIC TRANSMISSION RIGHT" shall have the meaning set forth in 10.2(e)(v) below.

        "EQUITY SECURITIES" shall mean all (a) Units, all rights, options or warrants to purchase Units, all securities of any type whatsoever that are convertible into or exchangeable for Units, and all rights, options or warrants to purchase securities that are convertible into or exchangeable for Units and
(b) all shares, options, warrants, general or limited partnership interests, limited liability company membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity that are issued in exchange for any of the items described in the preceding clause (a).

        "EXPENDITURE CATEGORY" shall have the meaning set forth in Section 5.1(c) below.

        "FAIR MARKET VALUE" shall mean, with respect to any property (including the Membership Interests), the value that would be obtained in an arm's length transaction for ownership of such property for cash between an informed and willing seller and an informed and willing purchaser, each with an adequate understanding of the facts and under no compulsion to buy or sell, as determined by a Majority in Interest (excluding the affected party or parties) and the affected party or parties. Failing such determination, said value shall be determined by an independent appraiser mutually selected by the involved parties within ten
(10) Business Days after notice by one such party to the other of the inability of the parties to agree upon the Fair Market Value, which notice shall name such party's desired appraiser. If the parties are unable to agree upon a single appraiser (whether or not the appraiser named in the aforementioned notice), each of them shall select an appraiser not later than three Business Days after notice by one party to the other of their inability to agree on a single appraiser. If the party delivering the notice indicating the failure to agree upon Fair Market Value does not deliver a notice selecting a different appraiser prior to the expiration of said three business day period (whether or not in the form of the notice indicating the failure to agree upon a single appraiser), such party shall be deemed to have selected the appraiser named in its notice indicating the failure to agree upon Fair Market Value. If the other party does not does not deliver a notice selecting an appraiser prior to the expiration of said three business day period (whether or not in the form of the notice indicating the failure to agree upon a single appraiser), such other party shall be deemed to have waived its right to select an appraiser and the appraiser selected by the party delivering the notice indicating the failure to agree upon Fair Market Value shall be deemed jointly selected by both parties. Otherwise, the two selected appraisers shall make their appraisals. If one appraisal is less than (or equal to) 10% higher than the other appraisal, the Fair Market Value shall be the average of each of the appraisals. If one appraisal is more than 10% higher than the other appraisal, those two appraisers shall appoint a third appraiser, and the Fair Market Value shall be equal to the value determined by the third appraiser. Each selected appraiser shall be experienced in valuing assets similar in nature to the assets of the Company. The parties shall share equally the fees and expenses of any appraiser jointly selected or deemed jointly selected (including the third appraiser, if applicable), but each party shall be solely responsible for the fees and expenses of the appraiser selected solely by said party.

        "FIELD" shall have the meaning ascribed to it in the preamble.

        "FIELD EMPLOYMENT AGREEMENT" shall have the meaning ascribed to it in the preamble.

        "FIELD REPLACEMENT" shall have the meaning set forth in Section 6.1 below.

        "FIELD REPLACEMENT PERCENTAGE" shall mean the Percentage of the total Units of the Company issued to a Field Replacement.

        "FIELD REPLACEMENT UNITS" shall have the meaning set forth in Section
6.1 below.

        "FIELD TERM" shall mean the period during which Field is employed by the Company.

        "FIELDCO" shall have the meaning ascribed to it in the preamble.

        "FIELDCO ADJUSTED PERCENTAGE" shall mean 50%, subject to reduction in the same proportion as the Percentage of FieldCo shall be diluted as a result of the issuances, if any, of additional Units by the Company in accordance with the terms of this Agreement.

        "FIELDCO COMPENSATORY TRANSFER" shall have the meaning set forth in
Section 10.1(a)(ii) below.

        "FIELDCO PENALTY AMOUNT" shall mean such number of Units as shall be equal to the lesser of (a) 25% of the applicable Field Replacement Percentage (which for purposes of this calculation shall not exceed the FieldCo Adjusted Percentage at the time of the issuance of any

Initial Field Replacement Units) times the outstanding Units of the Company measured immediately prior to the divestiture of any FieldCo Units and the issuance of any Initial Field Replacement Units; and (b) the excess, if any, of
(i) the product of the applicable Field Replacement Percentage and the outstanding Units of the Company measured immediately prior to the divestiture of any FieldCo Units and the issuance of any Initial Field Replacement Units; over (ii) the number of FieldCo Restricted Units.

        "FIELDCO RESTRICTED UNITS" shall mean the following percentages of the aggregate number of Units held by FieldCo and its Permitted Transferees as of the date Field's employment with the Company terminates due to a Covered Field Termination, Field's Disability or Field's death:

               (a) If such termination occurs during the first twelve (12) month period following the Effective Date: 100%;

               (b) If such termination occurs during the second twelve (12) month period following the Effective Date: 70% less 2.5% for each full month of said second twelve (12) month period that shall have expired prior to said termination;

               (c) If such termination occurs during the third twelve (12) month period following the Effective Date: 40% less 2.5% for each full month of said third twelve (12) month period that shall have expired prior to said termination;

               (d) If such termination occurs is during the fourth twelve (12) month period following the Effective Date: 10% less 5/12% for each full month of said fourth twelve (12) month period that shall have expired prior to said termination;

               (e) If such termination occurs during the fifth twelve (12) month period following the Effective Date: 5% less 5/12% for each full month of said fifth twelve (12) month period that shall have expired prior to said termination; and

               (f) If such termination occurs after the fifth anniversary of the Effective Date: 0%.

        "FIELD'S DISABILITY" shall mean the "Disability" of Field as defined in the Field Employment Agreement.

        "FISCAL YEAR" shall mean the calendar year.

        "FOUNDING MEMBERS" shall mean ADR and FieldCo.

        "FUNDING DEFAULT" shall have the meaning set forth in Section 6.2(a) below.

        "GOOD REASON" shall have the meaning set forth in Section 7(d) of the Field Employment Agreement.

        "GROSS ASSET VALUE" shall mean, with respect to any asset, such asset's adjusted basis for federal income tax purposes, except as follows:

               (a) the initial Gross Asset Value of any asset (other than cash) contributed by a Member to the Company shall be the gross Fair Market Value of such asset at such time, as determined by a Majority in Interest;

               (b) the Gross Asset Value of all Company assets (other than cash) shall be adjusted to equal their respective gross Fair Market Values, as determined by a Majority in Interest, as of the following times: (i) the acquisition of an additional Membership Interest by any new or existing Member in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for a Membership Interest; and (iii) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clause (i) and clause (ii) of this sentence shall be made only if the TMP reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

               (c) the Gross Asset Value of any Company asset (other than cash) distributed to any Member shall be the Fair Market Value of such asset (taking Code Section 7701(g) into account) on the date of distribution, as determined by a Majority in Interest; and

               (d) the Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Sections 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations; provided, however, that Gross Asset Values shall not be adjusted pursuant to this paragraph (d) to the extent that the TMP determines that an adjustment pursuant to paragraph (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to paragraphs (a), (b) or (d) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Loss.

        "INDEMNIFICATION OBLIGATIONS" shall have the meaning set forth in
Section 7.1 below.

        "INDEMNIFIED PARTY" shall have the meaning set forth in Section 7.1 below.

        "INITIAL ANNUAL BUDGET" shall have the meaning set forth in Section 5.1(c) below.

        "INITIAL FIELD REPLACEMENT" shall have the meaning set forth in Section
6.1 below.

        "INITIAL FIELD REPLACEMENT UNITS" shall mean the initial Field Replacement Units issued to the first Field Replacement receiving Field Replacement Units.

        "INITIAL FIELD TERM" shall mean the period commencing upon the Effective Date and ending upon the earliest of:

               (a) The fifth anniversary of the Effective Date; or

               (b) The date Field's employment with the Company ends due to a Covered Field Termination, Field's Disability or Field's death.

        "INITIAL SUBSTITUTE FINANCIER UNITS" shall mean the initial Substitute Financier Units issued to the first Substitute Financier receiving Substitute Financier Units.

        "INITIATING MEMBER" shall have the meaning set forth in Section 10.2 below.

        "INITIATION NOTICE" shall have the meaning set forth in Section 10.2(c) below.

        "INVOLUNTARY WITHDRAWAL" shall mean, with respect to any Member, the occurrence of any of the following events:

               (a) the Bankruptcy of such Person;

               (b) if such Person is an individual, such Person's death or adjudication by a court of competent jurisdiction as incompetent to manage such Person's person or property, other than as a result of a Transfer of Units to a Permitted Transferee;

               (c) if such Person is acting as a Member by virtue of being a trustee of a trust, the termination of the trust other than as a result of a Transfer of Units to a Permitted Transferee;

               (d) if such Person is a partnership or limited liability company, the dissolution and commencement of winding up of the partnership or limited liability company, other than as part of a plan of reincorporation or as a result of a Transfer of Units to a Permitted Transferee;

               (e) if such Person is a corporation, the dissolution of the corporation or the revocation of its charter, other than as a result of a Transfer of Units to a Permitted Transferee;

               (f) if such Person is an estate, the distribution by the estate's fiduciary of the estate's entire interest in the Company, other than as a result of a Transfer of Units to a Permitted Transferee; or

               (g) if such Person files an action seeking a decree of judicial dissolution pursuant to Section 18-802 of the Act.

        "LIQUIDATION" shall mean a liquidation of the Company in accordance with
Section 11.4 below.

        "LOAN AND SECURITY AGREEMENT" shall have the meaning set forth in
Section 5.3 below.

        "MAJORITY IN INTEREST" shall mean, with respect to any vote, consent, approval, determination or decision to be made or given pursuant to this Agreement, the affirmative vote of those Members that: (a) this Agreement does not exclude from participating in or making such vote, consent, approval, determination or decision; and (b) hold at least a majority of the aggregate outstanding Percentages held by all Members that are not so excluded, which majority must include each Founding Member not so excluded.

        "MEMBER" shall have the meaning ascribed to it in the preamble.

        "MEMBERSHIP INTEREST" means a Member's entire interest in the Company, including the Member's (a) interest in the Net Income, Net Loss and distributions of the Company, as set forth herein, (b) right to vote as set forth herein or as required under the Act, and (c) right to participate in the management of the Company as set forth herein or as required under the Act.

        "MINIMUM AMOUNT" shall have the meaning set forth in Section 10.2(e)(i)(A) below.

        "MUSIC PUBLISHING AGREEMENT" shall mean any agreement, contract or arrangement pursuant to which a Person obtains copyrights and/or administration rights in respect of musical compositions.

        "NET INCOME" or "NET LOSS" shall mean with respect to each Fiscal Year or other period, an amount equal to the Company's taxable income or tax loss, as the case may be, for such year or period determined in accordance with Code
Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be separately stated pursuant to Code Section 703(a)(1) shall be included in such taxable income or loss), together with the following adjustments:

               (a) any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition shall be added to such taxable income or tax loss;

               (b) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition shall be subtracted from such taxable income or tax loss in the year paid;

               (c) in the event the Gross Asset Value of any Company property is adjusted in accordance with clause (b) or clause (c) of the definition of Gross Asset Value above, (i) the amount of such adjustment shall be taken into account as a gain or loss on the disposition of such property for purposes of computing Net Income and Net Loss, and (ii) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period, computed in accordance with the definition of Depreciation herein;

               (d) gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes (or is deemed recognized pursuant to clause (c) above) shall be computed by reference to the Gross Asset Value less Depreciation of the property disposed of, notwithstanding that the adjusted tax basis of such property may differ from its Gross Asset Value less Depreciation; and

               (e) notwithstanding any other provision of this definition of Net Income and Net Loss, any items comprising the Company's Net Income or Net Loss that are allocated pursuant to Section 9.2 below shall not be taken into account in computing Net Income or Net Loss.

        "OFFICER" shall mean an officer of the Company appointed pursuant to
Section 3.5 below.

        "OTHER MEMBER" shall have the meaning set forth in Section 10.2 below.

        "PERCENTAGE" shall mean, as to a Member, the percentage represented by
(a) the number of Units held by such Member, divided by (b) the total number of Units outstanding.

        "PERMITTED TRANSFEREE" shall mean (a) in the case of a specified Member that is an entity, such Member's Controlling (i) Affiliates, (ii) partners,
(iii) shareholders or (iv) members; and (b) in the case of a specified Person that is either a Member or a Person described in clauses (a)(ii), (iii) or (iv) above, such specified Person's Controlled Persons, spouse, descendant or parent, or descendants of any of them, or a trust for the sole benefit, or any entity owned solely by any one or more of the foregoing, including the specified Person.

        "PERSON" shall mean any individual, partnership, corporation, limited liability company, unincorporated organization or association, trust or other entity.

        "PRELIMINARY ANNUAL BUDGETS" shall have the meaning set forth in Section 5.1(c) below.

        "RECORD" shall mean any device, which utilizes technology existing as of the date hereof or devised hereafter, on or by which sound may be recorded or reproduced with or without a visual reproduction, which is manufactured or distributed primarily for home, consumer, and/or jukebox use and/or use in means of transportation, including analog disc records, tape cassettes, compact discs, audiovisual devices and Electronic Transmissions.

        "RECORDINGS" shall mean every form of audio-only or audiovisual recording of a musical performance, whether utilizing technologies now or hereafter known.

        "RECORD LABEL BUSINESS" shall mean the business of acquiring or producing Recordings and manufacturing, distributing, marketing, selling, promoting or otherwise exploiting Records.

        "REGULATIONS" shall mean the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including the corresponding provisions of any succeeding regulations).

        "REGULATORY ALLOCATIONS" shall have the meaning set forth in Section 9.2 below.

        "RESPONSE NOTICE" shall have the meaning set forth in Section 10.2(c) below.

        "SALE PROCEDURE" shall have the meaning set forth in Section 10.2 below.

        "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

        "SHORTFALL AMOUNT" shall have the meaning set forth in Section 6.2(e)(ii) below.

        "SIDE LETTER" shall have the meaning ascribed to it in the preamble.

        "SUBMISSION" shall have the meaning set forth in Section 2.6(b)(ii)(A) below.

        "SUBSEQUENT FIELD REPLACEMENT" shall have the meaning set forth in
Section 6.1 below.

        "SUBSTITUTE FINANCIER" shall have the meaning set forth in Section 6.2(d) below.

        "SUBSTITUTE FINANCIER PERCENTAGE" shall mean the Percentage of the total Units of the Company issued to a Substitute Financier.

        "SUBSTITUTE FINANCIER UNITS" shall have the meaning set forth in Section 6.2(e)(ii) below.

        "SUBSTITUTE FINANCING" shall have the meaning set forth in Section 6.2(d) below.

        "TAX MATTERS PARTNER" or "TMP" shall have the meaning set forth in
Section 13.5 below.

        "TRADITIONAL DISTRIBUTION CHANNELS" shall mean so-called "brick and mortar" retail outlets and similar channels of traditional Record distribution.

        "TRADITIONAL RECORD AGREEMENT" shall mean any agreement for the acquisition or production of Recordings for the purpose of making Records for sale through Traditional Distribution Channels.

        "TRANSFER" shall mean, when used as a noun, any sale, hypothecation, pledge, assignment, attachment, disposal, loan, gift, levy or other transfer, and, when used as a verb, to sell, hypothecate, pledge, assign, attach, dispose, loan, gift, levy or otherwise transfer.

        "UNFUNDED AMOUNT" shall mean the excess, if any, of (A) $50,000,000 over
(B) the highest outstanding principal amount of Advances that shall have achieved on or before the Default Date.

        "UNIT" shall mean a unit of membership interest attributed to a Member pursuant to the terms of this Agreement.

        "VOLUNTARY WITHDRAWAL" shall mean a Member's resignation from the Company.

        "WITHDRAWAL" shall mean a Member's Voluntary Withdrawal or Involuntary Withdrawal.


                                   ARTICLE 2.

                                  ORGANIZATION

        2.1.   FORMATION.

               (a) The Company was formed on May 29, 2001 by the filing of the Certificate of Formation with the Secretary of State of the State of Delaware in accordance with and pursuant to the Act. On behalf of the Company, ADR shall cause the execution, delivery and filing of any amendments or restatements thereto, and any other certificates, notices, statements or other instruments (and any amendments or statements thereof) necessary or advisable for the formation of the Company and operation in all jurisdictions where the Company may elect to do business.

               (b) The name and mailing address of each Member and the initial Capital Contribution of each Member shall be listed on Schedule 2.1 attached hereto. On behalf of the Company, ADR shall update Schedule 2.1 from time to time as necessary. No amendment or revision to Schedule 2.1 made in accordance with this Agreement shall be deemed an amendment to this Agreement. Any reference in this Agreement to Schedule 2.1 shall be deemed to be a reference to
Schedule 2.1 as amended and in effect from time to time.

        2.2. NAME. The name of the limited liability company shall be ARTISTdirect Records, L.L.C. or such other name as may be selected (a) during the Field Term, by FieldCo and approved by ADR, which approval shall not be unreasonably withheld or (b) after the Field Term, by ADR. If ADR disapproves of a name proposed by FieldCo pursuant to the preceding clause (a), ADR shall notify FieldCo of its objections within ten (10) business days from FieldCo's written submission of such name, provided that ADR's inadvertent failure to do so shall not be deemed a breach of this Agreement; provided, however, subject to the next sentence, failure to timely object shall constitute approval. Notwithstanding the preceding sentence, ADR may notify FieldCo of any legal objections at any time. If approved by Majority in Interest, the Company may adopt one or more fictitious business names.

        2.3. PURPOSES. The general purpose of the Company shall be the operation of a Record Label Business. In addition, the Company may engage in any lawful act or activity, approved by a Majority in Interest, for which limited liability companies may be formed under the Act, and may engage in any and all activities necessary or incidental to the foregoing.

        2.4. PRINCIPAL OFFICE; REGISTERED AGENT AND OFFICE. The location of the principal office of the Company shall be in Los Angeles, California or at such location as a Majority in Interest may from time to time agree. FieldCo shall be entitled to select the initial location of the Company's principal office within Los Angeles, California, subject to the reasonable approval of ADR. The Company's registered agent and office in Delaware shall be that Person and location reflected in the Company's Certificate of Formation as filed in the office of the Delaware Secretary of State or such other agent and/or office as ADR may from time to time designate.

        2.5. DURATION. The term of the Company shall commence on the Effective Date and shall continue in full force and effect until terminated in accordance with the provisions of this Agreement.

        2.6.   MEMBERSHIP INTERESTS.

               (a) Membership Interests. Each Member hereby agrees that his, her or its interest in the Company shall be personal property for all purposes.

               (b) Outside Businesses.

                   (i) Generally. Except as otherwise specifically provided in
Section 2.6(b)(ii) below, Section 14.3(b) below or an employment or other agreement between the Company and a Member, any Member shall be entitled to engage in and/or possess any interest in other businesses and investment ventures or transactions of any nature or description, independently or with others, whether existing as of the date hereof or hereafter coming into existence, and whether or not directly or indirectly competitive with the business of the Company, and no Member shall be obligated to present any investment or business opportunity to the Company, even if such opportunity involves a business similar to the Company's. Neither the Members nor the Company, as such, shall have any rights in or to any such ventures or transactions or the income or profits derived therefrom, by reason of such Member's participation in the Company.

                   (ii) ADR Commitment to Exclusivity. During the Field Term, except through the Company, none of ADR, AD or their respective Controlled Persons shall enter into any Traditional Record Agreement without first following the procedures outlined below in this Section 2.6(b)(ii). For the avoidance of doubt, nothing in this Section 2.6(b)(ii) shall restrict ADR, AD or their respective Affiliates from conducting other businesses in the music industry independent of the Company, including, without limitation, a talent agency; an Internet website; producing, acquiring and/or exploiting goods and services, including Recordings for distribution through non-traditional distribution channels (e.g., via Electronic Transmission or at live performances); and merchandising.

                        (A) Prior to ADR, AD or any Controlled Person of either of them (an "ADR CONTROLLED AFFILIATE") entering into a Traditional Record Agreement or a Music

Publishing Agreement in respect of a particular artist or other project (an "ADR OPPORTUNITY"), it shall advise the Company in writing of its desire to do so (a "SUBMISSION") and shall concurrently therewith furnish to the Company copies of any demonstration recordings and other pertinent information in its possession related to such ADR Opportunity. The Company shall thereafter have a period of five (5) Business Days following the date of Submission during which to decide whether or not the Company wishes to enter into a Traditional Record Agreement or a Music Publishing Agreement, as applicable, in respect of such ADR Opportunity. The Company shall indicate its desire to enter into such an agreement by advising ADR, AD or the ADR Controlled Affiliate, as applicable, of such desire in writing within such five (5) Business Day period, failing which, the Company shall be deemed to have chosen not to enter into such an agreement in respect of such ADR Opportunity and ADR, AD or the ADR Controlled Affiliate, as applicable, shall be free to enter into such a Traditional Record Agreement or Music Publishing Agreement, as the case may be.

                        (B) If the Company desires to enter into a Traditional Record Agreement or a Music Publishing Agreement, as applicable, in respect of a particular ADR Opportunity but is unable to consummate such agreement within sixty (60) days from the date of Submission (other than as a result of the Majority in Interest having withheld its approval of a Music Publishing Agreement under Section 3.2(dd) below), then ADR, AD or the ADR Controlled Affiliate, as applicable, may nevertheless enter into such an agreement in respect of such ADR Opportunity so long as the material terms thereof are not more favorable to the applicable artist or other third party than the material terms last proposed the Company to such artist or other third party.

                        (C) In respect of any ADR Opportunity for which the Company elects not to enter into a Traditional Record Agreement as aforesaid, the Company shall have the right, exercisable by written notice to ADR, AD or the ADR Controlled Affiliate, as applicable, within ten (10) Business Days following the date of Submission, to elect to obtain the right to distribute through Traditional Distribution Channels all Records subject to a Traditional Record Agreement subsequently entered into by ADR, AD or the ADR Controlled Affiliate, as applicable, in respect of that ADR Opportunity; on financial terms no less favorable to ADR, AD or the ADR Controlled Affiliate, as applicable, than those provided in the Company's distribution agreement(s) for the Company's Records (except as set forth below in this Section 2.6(b)(ii)(C)), and otherwise consistent with the terms and conditions of a distribution agreement to be negotiated in good faith between the Company and AD, ADR, or the ADR Controlled Affiliate, as applicable. Notwithstanding the foregoing: (1) in respect of a "P&D" distribution agreement for the Company's Records (i.e., where the Company rather than the distributor pays for manufacturing costs), the Company shall in respect of all applicable Records have the right to retain for its own benefit a fee equal to two percent (2%) of the base amount upon which the distributor computes its distribution fee thereunder; and (2) in respect of a license agreement for the manufacture and distribution of the Company's Records whereby the Company is entitled to a royalty, the Company shall in respect of all applicable Records remit to ADR, AD or the ADR Controlled Affiliate, as applicable, ninety percent (90%) of the royalties paid or credited to the Company under such agreement and shall retain the remaining ten percent (10%) for its own benefit.

                   (iii) ADR Electronic Transmission Rights. Subject to the rights granted any third-party distributor pursuant to an agreement approved by a Majority in Interest pursuant to Section 3.2(h) below, the Company shall exclusively license to ADR (or, at ADR's election, to AD or an ADR Controlled Affiliate), until the closing of a sale of the Company pursuant to the Sale Procedure described in Section 10.2 below, the right to distribute via Electronic

Transmission each Recording and Record owned, controlled and/or acquired by the Company, throughout the world (or such lesser territories in which the Company controls such rights); subject to the terms and conditions of an arm's length licensing agreement to be negotiated in good faith between the Company and ADR, AD or the ADR Controlled Affiliate, as applicable.

        2.7. Limited Liability. The liability of each Member shall be limited as set forth in this Agreement, the Act and other applicable law. No Member shall be liable for any debts, obligations or liabilities of the Company or each other, whether arising in tort, contract or otherwise, solely by reason of being a Member or acting (or omitting to act) in such capacities or participating (as an employee, consultant, contractor or otherwise) in the conduct of the business of the Company, except that a Member shall remain personally liable for the payment of such Member's Capital Contribution and as otherwise set forth in this Agreement, the Act and other applicable law.


                                   ARTICLE 3.

                                   MANAGEMENT

        3.1.   MANAGEMENT AND CONTROL.

               (a) By the Members. In accordance with Section 18-402 of the Act, the management of the Company shall be vested in the Members. Except as explicitly set forth herein, any decision to be made by the Members shall require the approval of a Majority in Interest. There shall not be a "manager" (within the meaning of the Act) of the Company.

               (b) Day-to-Day Business and Affairs. The day-to-day business and affairs of the Company shall be operated and managed by the Chief Executive Officer. The Chief Executive Officer, and any Officer acting pursuant to authority granted by the Chief Executive Officer, are authorized to take any actions, to make any determinations and to provide any consents permitted to be taken, made or provided by the Company under this Agreement; provided, however, that no Officer shall take any action, make any determination or provide any consent expressly reserved by this Agreement or the Field Employment Agreement to any Member or Members. Except as explicitly set forth in this Agreement, no Member shall, acting individually, take part in the day-to-day business and affairs, operations or control of the Company, or have the power to sign or bind the Company unless duly authorized to do so by the Members or the Chief Executive Officer.

        3.2. MAJORITY IN INTEREST DECISIONS. Notwithstanding anything to the contrary contained herein, without the prior approval of a Majority in Interest, which approval may, except as set forth herein, be withheld for any reason whatsoever, neither the Company, nor the Chief Executive Officer on behalf of the Company, shall take any of the following actions or enter into any agreement that would result in any of the following actions:

               (a) conduct any business other than a Record Label Business, or engage in any transaction not substantially related thereto;

               (b) dissolve, cause a Liquidation of, or otherwise terminate the Company, other than pursuant to Section 10.2 below;

               (c) join in any involuntary case, or commence any voluntary case, under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, or consent to the entry of an order for relief in any such involuntary case, or to the conversion of any involuntary case to a voluntary case under any such law, or consent to the appointment of or taking possession by a receiver, trustee or other custodian of all or a substantial portion of the assets of the Company;

               (d) adopt or amend any Annual Budget, subject to Article 5 below;

               (e) incur any expenditure in an amount that (i) when taken together with all other expenditures made during the applicable Fiscal Year, would exceed 110% of the aggregate expenditures specified in the applicable Annual Budget; or (ii) when taken together with all other expenditures made during the applicable Fiscal Year in the same Expenditure Category, would exceed 125% of the aggregate expenditures specified for such Expenditure Category in the applicable Annual Budget; provided, however, any expenditure for independent marketing and promotion of a particular album in an amount that, when taken together with all other such expenditures made during the applicable Fiscal Year, would not exceed 20% of the aggregate amount the Company actually receives during such Fiscal Year from Persons entitled to distribute such album in respect of sales of such album shall be deemed approved;

               (f) request an Advance before such time as it is reasonably anticipated that such Advance will be required (provided that the foregoing shall not be construed to limit the provisions of Section 5.1(d)(i) below);

               (g) sell, transfer, lease, sublease, license or otherwise dispose of to a third party any asset or property, real, personal or mixed (including Recordings, leasehold interests and intangible assets) with a Fair Market Value in excess of $500,000 individually or $2,500,000 in the aggregate, other than pursuant to Section 10.2 below;

               (h) enter into any agreement for the manufacture and/or distribution of Records; provided, however, that during the Field Term, FieldCo shall have the right to select the Person(s) with whom the Company shall enter into any agreement for the manufacture and distribution of Records through Traditional Distribution Channels, subject to the approval of ADR, not to be unreasonably withheld;

               (i) authorize, issue, sell, acquire, repurchase or redeem any Units or other Equity Securities in or of the Company, other than pursuant to
Article 6 or Section 10.2 below;

               (j) admit any new Members, subject to Section 4.3 below;

               (k) merge or consolidate with any Person, other than pursuant to
Section 10.2 below;

               (l) except as set forth in the applicable Annual Budget, acquire a substantial portion of the assets or business of any Person or any division or line of business thereof, or any assets with a Fair Market Value in excess of $500,000 ($1,000,000 in the case of any acquisition or series of related acquisitions of copyrights), other than pursuant to Section 10.2 below;

               (m) acquire any securities of, or other ownership interest in any Person, other than in accordance with Schedule 3.2(m);

               (n) encumber (whether by mortgage, lien, pledge, charge, security interest, guarantee, or otherwise) any assets of the Company, other than pursuant to Sections 6.2(d) or 10.2 below;

               (o) incur, assume, guarantee or otherwise become directly or contingently liable for any indebtedness in excess of $2,000,000, other than pursuant to Sections 6.2(d) or 10.2 below;

               (p) form any Affiliate;

               (q) compromise, settle, or release any debt due the Company in excess of $500,000;

               (r) confess a judgment against the Company or the Company's property;

               (s) grant any power of attorney;

               (t) enter into any joint venture, partnership or similar arrangement with any Person, other than a recording artist, production company or producer acting as a production company receiving no more than fifty percent of the equity interests therein or 50% of the net profits thereof, and provided the Company (i) is entitled to repayment of its funding commitment therein prior to any profit distributions and (ii) is not committing to fund any expenditures in excess of the limits set forth in Section 3.2(y) below;

               (u) appoint, remove or change any of the Company's primary external attorneys or accountants, if applicable;

               (v) enter into any agreement, arrangement or transaction with any Officer or Member, or any Affiliate, relative, beneficiary or employee of the foregoing, or with any employee of the Company, that calls for aggregate payment (other than payment of salary, bonus or reimbursement of reasonable expenses) in excess of $10,000, except pursuant to Article 6 below;

               (w) except as set forth in the applicable Annual Budget, incur or commit to incur any capital expenditure (excluding those subject to Section 3.2(y) below) in excess of $500,000 ($1,000,000 in the case of any acquisition or series of related acquisitions of copyrights);

               (x) enter into any agreement, contract or arrangement (other than an employment agreement) that has a term, or involves performance by the Company over a period, exceeding (and cannot by its terms, be terminated at the option of the Company without penalty within) one year; provided, however, that this
Section 3.2(x) shall not apply to agreements (i) involving a commitment by the Company to pay less than $500,000 in the aggregate or (ii) entered into in the ordinary course of business with (A) recording artists or (B) producers, talent finders or other Persons customarily paid by record labels to acquire rights to Recordings;

               (y) unless such payment is specifically provided for in the applicable Annual Budget, pay, or commit to pay, in one transaction or a series of related transactions, recording costs, advances, guarantees or other consideration, whether stated as a "fund" or otherwise, in connection with the creation of, or acquisition of rights to, Recordings, (A) in amounts exceeding

(1) $600,000 for any one album (measured, where stated as a "fund," by the minimum amount of said fund) or (2) $2,000,000 in the aggregate for more than one album, or (B) of which more than $100,000 is nonrecoupable; provided, however, that this Section 3.2(y) shall not apply to the payment of earned royalties, or to the amounts payable by reason of exercising an option;

               (z) enter into any agreement, contract or arrangement that provides for payment by the Company in any territory of: (i) royalties in excess of 22% of the suggested retail price of the applicable Record, with customary packaging and free goods or equivalent discounts; (ii) a "pennies per Record" rate that exceeds that which would be computed in any territory applying the royalty rate set forth in the preceding clause (i); or (iii) "non standard" consideration, which shall mean consideration that does not meet at least one of the following criteria: (A) such consideration is based upon a percentage of the suggested retail price of the applicable Record, with customary packaging and free goods or equivalent discounts, (B) such consideration is based upon a percentage of the wholesale price, PPD or other customary equivalent, with customary packaging and free goods or equivalent discounts, (C) such consideration is based upon a set "pennies per Record" rate that does not require approval pursuant to the preceding clause (ii) or (D) such consideration is derived from a joint venture or partnership interest, or other similar interest in net profits that does not require approval pursuant to Section 3.2(t) above;

               (aa) enter into any agreement, contract or arrangement that provides for an event of default, termination, acceleration or payment of any other amount or penalty in the event (i) any Officer or employee of the Company no longer performs a specified function or (ii) a change of control of the Company;

               (bb) create a so-called "Company A&R Points Plan";

               (cc) except as provided in Section 3.5(a)(i) below, enter into or amend any: (i) written employment agreement or contract, or employee benefit plan or policy; or (ii) arrangement that would obligate the Company to pay any employee (A) in excess of $400,000 in any one year or (B) any compensation based upon net profits, revenues or gross sales of the Company, or any other contingent basis, excluding any FieldCo Compensatory Transfer or participation in the Company A&R Points Plan;

               (dd) enter into any Music Publishing Agreement;

               (ee) sell, transfer, license exclusively or otherwise dispose of any intellectual property rights other than in the ordinary course of business or pursuant to Section 10.2 below;

               (ff) cause or permit any Controlled Person of the Company to take any action if the Company could not take such action without approval pursuant to this Section 3.2;

               (gg) change the nature of the rights and/or obligations of ADR, FieldCo, Field or the Company to one another as set forth in this Agreement or any related agreement, except (i) pursuant to Article 6 below or (ii) such changes to the rights and obligations of Field, subject to the limitations set forth in Section 3.2(ii) below, as may be approved by a Substitute Financier (other than FieldCo or an affiliate of FieldCo or Field) in connection with such Substitute Financier's providing not less than $2,000,000 in Substitute Financing;

               (hh) take any action against a Member for a breach or alleged breach of any obligation of such Member to the Company, or to terminate the Chief Executive Officer's employment pursuant to Section 3.5(a)(i) below (subject to the limitations set forth therein); provided, however, that such Member or the Chief Executive Officer, as applicable, shall not be entitled to participate in any decision by the Company regarding such an action;

               (ii) enter into or modify the terms of any employment agreement or arrangement with Field in a manner that increases Field's compensation, benefits or perquisites; or

               (jj) authorize any amendment to this Agreement, the Certificate of Formation of the Company, the Loan and Security Agreement or any exhibits to any of the aforesaid agreements, except as may be expressly permitted by this Agreement.

        3.3.   TERMINATION OF VOTING RIGHTS.

               (a) FieldCo. Subject to Section 3.3(c) below, following a termination of the Field Term due to a Covered Field Termination, Field's Disability or Field's death prior to the occurrence of a Funding Default, notwithstanding anything to the contrary contained in this Agreement, FieldCo shall have no further right to vote on, or give or withhold consents or approvals with respect to any matters under or with respect to this Agreement, the Company or in connection with the management of the Company, whether for itself or its Permitted Transferees, and such rights shall not be subsequently restored.

               (b) ADR. ADR may similarly lose its voting, consent and approval rights pursuant to Section 6.2(b) below.

               (c) Limitation. No termination of a Founding Member's voting rights pursuant to Section 3.3(a) above or 6.2(b) below, as applicable, shall affect such Founding Member's right to vote on the matters addressed in Sections 3.2(v), 3.2(gg), 3.2(hh), 3.2(ii), or 3.2(jj) above, to vote pursuant to Section 3.2(ff) above to the extent the aforementioned Sections are implicated, to grant approvals pursuant to Sections 10.2(e)(iii) or 10.2(e)(iv) below or as provided in the last sentence of this Section 3.3(c); provided, however, that a Founding Member that has lost its voting rights pursuant to Section 3.3(a) above or 6.2(b) below, as applicable, shall not be entitled to vote on any amendment to this Agreement unless such amendment would adversely affect such Founding Member's Membership Interest in a manner disproportionate to the manner in which the other Founding Member's Membership Interest would also be adversely affected, based upon the Founding Members' then respective Unit holdings. In the event that only one Member has the right to vote or give or withhold consents or approvals following the termination of a Founding Member's voting rights pursuant to Section 3.3(a) above or 6.2(b) below, and such Member is restricted by the terms of this Agreement from voting or giving or withholding consent or approval on a particular matter (e.g., such Member is an interested or affected party), then such Founding Member whose voting rights have so been terminated shall nonetheless have the right to vote or give or withhold consent or approval on such matter notwithstanding such termination.

        3.4. MEETINGS. No regular meetings of the Members shall be required to be held. Any meetings shall be noticed, held and conducted pursuant to this
Section 3.4. In any instance in which the approval of the Members is required under this Agreement, such approval may be obtained in any manner permitted by the Act.

               (a) Power to Call Meetings. Upon written demand of a Founding Member entitled to vote hereunder, meetings may be called for the purpose of addressing any matters on which the Members may vote hereunder.

               (b) Notice of Meeting. Written notice of a meeting of Members shall be sent or otherwise given to each Member not less than two (2) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting. Upon written request to the Chief Executive Officer by any person or persons entitled to call a meeting, the Chief Executive shall promptly cause notice to be given to the Members entitled to vote that a meeting will be held at the time requested by the person or persons calling the meeting, not less than two (2) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after the receipt of the request, the person or persons entitled to call the meeting may give the notice.

               (c) Manner of Giving Notice. Notice of any meeting of Members shall be given either personally, by first-class mail, by overnight courier, by facsimile, or by e-mail or other form of written communication, charges prepaid, addressed to the Member at the address of that Member on the books of the Company or given by the Member to the Company for the purpose of notice. If no such address appears on the Company's books or is given, notice shall be deemed to have been given if sent to that Member at the Company's principal executive office. Notice shall be deemed to have been given when delivered personally, deposited in the mail or with an overnight courier service, or sent by e-mail or other means of written communication.

               (d) Quorum. The presence in person or by proxy of a Majority in Interest shall constitute a quorum at a meeting of Members. The Members present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the loss of a quorum, if any action taken after loss of a quorum (other than adjournment) is approved by a Majority in Interest.

               (e) Waiver of Notice or Consent. The actions taken at any meeting however called and noticed, and wherever held, have the same validity as if taken at a meeting duly held after regular call and notice, if, either before or after the meeting, each of the Members entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or consents to the holdings of the meeting and approves the minutes of the meeting. All such waivers, consents or approvals shall be filed with the Company records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

               (f) Telephonic Participation by Member at Meetings. Members may participate in any Members' meeting through the use of any means of conference telephones or similar communications equipment as long as all Members participating can hear one another. A Member so participating is deemed to be present in person at the meeting.

               (g) Place of Meetings. Meetings of the Members shall be held at the principal office of the Company, unless a Majority in Interest shall designate some other appropriate and convenient location for that purpose from time to time.

        3.5.   OFFICERS.

               (a) Chief Executive Officer.

                   (i) Appointment and Removal. The Chief Executive Officer shall be chosen and may be removed by a Majority in Interest, subject to the following three sentences. Field shall be the initial Chief Executive Officer in accordance with the terms set forth in the Field Employment Agreement, and may be removed as such only for Cause. FieldCo hereby agrees that it shall have no right to participate in any decision by the Company whether to commence arbitration proceedings in order to terminate Field's employment with the Company for Cause. If, following a Funding Default, Field's employment with the Company terminates due to a Covered Field Termination, Field's Disability or Field's death, or due to a termination by Field for Good Reason, ADR shall have the right to choose and remove any successor Chief Executive Officer of the Company upon such arm's length terms as ADR shall determine in its reasonable discretion.

                   (ii) Authority. The Chief Executive Officer shall have the authority to act on behalf of the Company, subject to the terms and conditions of this Agreement and the authority of the Members.

               (b) Other Officers. Each other Officer shall be designated and may be removed by the Chief Executive Officer.

               (c) Reliance of Third Parties. Any Person dealing with the Company may rely on a certificate signed by the Chief Executive Officer:

                   (i) as to the identity of the Members hereunder;

                   (ii) as to the existence or nonexistence of any fact or facts which constitute conditions precedent to acts by the Members or in any other manner germane to the affairs of the Company;

                   (iii) as to who is authorized to execute and deliver any instrument or document on behalf of the Company;

                   (iv) as to the authenticity of any copy of this Agreement and any amendments hereto; or

                   (v) as to the authority of any Officer or the Tax Matters Partner to act.

        3.6. OTHER AFFILIATIONS. The fact that a Member is employed by or is directly or indirectly connected with any Person shall not prohibit the Company from employing or otherwise dealing with such Person, provided that such employment or dealing shall be on terms customary as between unaffiliated parties for services or dealings similar to those of such employment or dealing.

                                   ARTICLE 4.

           CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS; ADDITIONAL MEMBERS

        4.1.   CAPITAL CONTRIBUTIONS.

               (a) Initial Capital Contributions and Unit Holdings. Each Member has made contributions with a Gross Asset Value set forth under the heading "Paid in Capital" on Schedule 2.1 to this Agreement. The Members initially hold the number of Units set forth opposite their respective names on Schedule 2.1.

               (b) Additional Capital Contributions. No Member shall have any obligation to make any additional capital contributions to the Company.

               (c) Withdrawal of Capital. No Member will be entitled to withdraw all or any part of such Member's Capital Contribution or Capital Account from the Company prior to the Company's Liquidation or, if such withdrawal is permitted, to demand a distribution of property other than money.

               (d) No Interest on Capital. No Member will be entitled to receive interest on such Member's Capital Account or any Capital Contribution.

               (e) Priority and Return of Capital. Except as specifically provided in this Agreement, no Member shall have priority over any other Member, whether for the return of a Capital Contribution or any portion of a Capital Account or for a distribution or an allocation of Net Income or Net Loss; provided, however, that this Section 4.1(e) shall not apply to Advances, loans or other indebtedness (as distinguished from a Capital Contribution) made by a Member to the Company.

        4.2. CAPITAL ACCOUNTS. An individual capital account (the "CAPITAL ACCOUNT") shall be maintained for each Member in accordance with the following provisions. (The maintenance of such accounts, however, shall be for the purposes of information only and shall not prevent or prohibit the intermingling of all the funds of the Company in a common account):

               (a) Each Member's Capital Account shall be credited with (1) the amount of cash contributed by such Member to the Company; (2) the amount of such Member's allocable share of Net Income (or items thereof); (3) the amount, if any, of any Company liabilities that are assumed by such Member as provided in Regulation Section 1.704-1(b)(2)(iv)(c)(1); and (4) the Gross Asset Value of any property, other than cash, contributed to the Company by such Member (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752).

               (b) Each Member's Capital Account shall be charged with (1) the amount of cash distributed to such Member by the Company, (2) the amount of such Member's allocable share of Net Loss and any items of Company loss and deduction that are specially allocated to such Member pursuant to Section 9.2 below, and
(3) the Gross Asset Value of any property, other than cash, distributed to such Member by the Company (net of liabilities secured by such distributed property that such Member is considered to assume or take subject to under Code Section
752); and (4) the amount of any expenditures described in Code Section 705(a)(2)(B) allocated to such Member.

               (c) The foregoing provisions and the other provisions of the Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulation Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulation.

        4.3. ADDITIONAL MEMBERS. A Person may be admitted as a Member after the Effective Date only upon the approval of a Majority in Interest, which approval may be withheld for any reason whatsoever; provided, however, that such approval shall not be unreasonably withheld with respect to the admission of a Permitted Transferee and shall be deemed granted to any recipient of an ADR Compensatory Transfer or a FieldCo Compensatory Transfer.


                                   ARTICLE 5.

                                    ADVANCES

        5.1.   ADR'S FUNDING COMMITMENT.

               (a) Subject to the terms of the Loan and Security Agreement to be entered into by the Company and ADR in accordance with Section 5.3 below, ADR shall advance sums to the Company in the manner described in this Article 5.

               (b) During the Initial Field Term and prior to a sale of the Company pursuant to Section 10.2 below, ADR will advance the sums to operate the Record Label Business of the Company in accordance with the terms and conditions of this Agreement, including without limitation Section 5.1(c) below and the applicable Annual Budget created pursuant thereto. Each sum advanced by ADR to Company pursuant to this Section 5.1(b) or as otherwise contemplated by this Agreement is sometimes herein referred to as an "ADVANCE." Notwithstanding anything to the contrary contained herein, although it may in its sole discretion choose to do so, ADR shall not be obligated to: (i) make any Advance in any single Fiscal Year that would cause the outstanding principal amount of all Advances to exceed the outstanding principal amount of all Advances on the last day of the prior Fiscal Year by more than $15,000,000 (the "ANNUAL ADVANCE LIMITATION"); (ii) make any Advance to the Company to the extent such Advance would cause the outstanding principal amount of all Advances to exceed $50,000,000 (the "AGGREGATE ADVANCE LIMITATION"); or (iii) make any Advances following the Initial Field Term or a sale of the Company pursuant to Section
10.2 below.

               (c) No later than forty-five (45) days before the end of each Fiscal Year during the Field Term, FieldCo, on behalf of the Company, shall prepare and provide to ADR, for ADR's reasonable approval, an annual budget for the Company ("ANNUAL BUDGET") for the next Fiscal Year. At FieldCo's request, ADR will, at no additional charge, assist FieldCo in the preparation of its Annual Budget or, if FieldCo so requests, ADR shall prepare (or shall cause AD to prepare) the Annual Budget subject to FieldCo's reasonable approval. Each Annual Budget shall set forth in reasonable detail all anticipated expenditures of the Company, organized into general categories (each, an "EXPENDITURE CATEGORY") and line items within each such category, as well as all anticipated revenues for the next Fiscal Year, and shall also include a schedule setting forth the Advances projected to be required to fund the operations of the Company in the next Fiscal Year. The projected draw and expenditure schedules of each Annual Budget shall include at least the following cash Expenditure Categories (with included subcategories noted in parentheses): Distribution Fees; Cost of Goods Sold (including Manufacturing Cost of Goods Sold and Package Design); Recording Expenses/Artist Advances (including Artist Advances - Recording; Artist Advances - Other and Union/Guild Payments); Artist Royalties; Mechanicals/Copyright Royalties; Advertising & Merchandising (including

Customer Advertising, Trade & Consumer Advertising and Merchandising); Promotion (including Independent Promotion, Public Relations, Promotional Product & Shipping and Market Research); Promotional/Music Video Production; Tour Support; General Payroll & Related (including Salaries & Benefits, Bonuses and Contract & Temporary Labor); Travel & Entertainment (including Travel & Entertainment and Conventions & Seminars); Office & Related Expenses (including Communications and Computer & Office Supplies); Outside Services (including Legal Fees and Outside Consulting); Other General & Administrative (including Relocation & Recruiting; and Other General & Administrative); Allocated Overhead and Capital Expenditures (including Inventory, Leasehold Improvements and Equipment). Attached hereto as
Schedule 5.1 are preliminary Annual Budgets for the Fiscal Years ending December 31, 2001 and December 31, 2002 (the "PRELIMINARY ANNUAL BUDGETS"). The Founding Members shall endeavor in good faith to adopt the final Annual Budget for the Fiscal Year ending December 31, 2001 (the "INITIAL ANNUAL BUDGET") as soon as practicable following the execution of this Agreement. Each subsequent Annual Budget shall be in a form substantially similar to the Initial Annual Budget, or, if it has not yet been adopted, the Preliminary Annual Budget for the Fiscal Year ending December 31, 2002. Each of the Founding Members shall have the right, in its reasonable discretion, to approve or disapprove the Annual Budget; provided, however, that ADR shall not withhold approval of any Annual Budget (i) substantially similar to the Initial Annual Budget, or, if it has not yet been adopted, the Preliminary Annual Budget for the Fiscal Year ending December 31, 2002 or (ii) solely due to its inclusion of annual expenditures in excess of $15,000,000 where such excess expenditures will be covered by advances from third parties or other operating income of the Company. For purposes of any comparisons to be made to the Initial Annual Budget pursuant to the preceding two sentences, the amounts set forth in the Preliminary Annual Budget shall be deemed to be the amounts set forth in for the Fiscal Year ending December 31, 2002. Except as set forth in the first sentence of Section 5.1(d)(i) below, ADR shall not be obligated to make any payments or incur any costs hereunder with respect to the applicable Fiscal Year unless and until the Annual Budget for that Fiscal Year has been approved or deemed approved by ADR. Until such time as an Annual Budget is adopted for a particular Fiscal Year, the Annual Budget for the preceding Fiscal Year shall be deemed to be the Annual Budget for that Fiscal Year and deemed approved by ADR (a "DEEMED ANNUAL BUDGET"); provided, however, that until an Annual Budget is adopted for the Fiscal Year ending December 31, 2002, the amounts set forth in the Preliminary Annual Budget for the Fiscal Year ending December 31, 2002 shall be deemed to be the Annual Budget for such Fiscal Year and deemed approved by ADR. In connection with the process of preparing and approving the Annual Budget, both of the Founding Members shall act in good faith and shall endeavor to resolve any disputes in connection therewith, in order to ensure that the Company will be able to fund its necessary operations.

               (d) Procedures for Drawing Advances.

                   (i) First Three Fiscal Years. Within five Business Days following the Effective Date, ADR shall Advance the Company an amount equal to $12,000,000. On the first Business Day of the Fiscal Year ending December 31, 2002, provided the Initial Field Term shall not have ended, ADR shall Advance the Company an amount equal to 110% of the aggregate amount of Advances called for in the Annual Budget for such Fiscal Year, or, if applicable, the Deemed Annual Budget for such Fiscal Year, less the amount by which $12,000,000 exceeds 110% of the aggregate amount of Advances called for in the Initial Annual Budget, or, if it has not yet been adopted, the Preliminary Annual Budget for the Fiscal Year ending December 31, 2001. In addition, upon the first Business Day of the Fiscal Year ending December 31, 2003, provided the Initial Field Term shall not have ended, ADR shall Advance the Company an amount equal to 110% of the aggregate amount of Advances called for in the Annual Budget for such Fiscal Year, or, if applicable, the Deemed Annual Budget for such Fiscal Year. If ADR shall make such an Advance pursuant to a Deemed Annual Budget, then, upon the actual approval of the applicable Annual Budget in accordance with the terms of this Agreement, if the aggregate amount of Advances called for in such Annual Budget exceed the aggregate amount of Advances called for in such Deemed Annual Budget, ADR shall Advance the Company an amount equal to 110% of the excess. Similarly, if the aggregate amount of Advances called for in such Annual Budget are less than the aggregate amount of Advances called for in such Deemed Annual Budget, then the Company shall repay to ADR an amount equal to 110% of the shortfall. Notwithstanding anything to the contrary contained in this Section 5.1(d), the aggregate amount of Advances to be made pursuant to this Section 5.1(d) shall be subject to a maximum of $33,000,000.

                   (ii) Succeeding Fiscal Years. For succeeding Fiscal Years during the Initial Field Term and prior to a sale of the Company pursuant to
Section 10.2 below, the Chief Executive Officer shall notify ADR of each Advance to be made pursuant to the applicable Annual Budget by delivering a notice to ADR (the "ADVANCE NOTICE") specifying (A) the aggregate Advance required at such time, (B) the date upon which such Advance is to be made (which date shall be no earlier than ten (10) Business Days following the date of the Advance Notice, and (C) and, if the applicable Annual Budget did not project that such Advance would be required on or before the date of the Advance Notice, a brief description of the intended use of the proceeds of said Advance, broken down by Expenditure Category. Subject to the terms and conditions set forth in this Agreement and the Loan and Security Agreement, ADR shall make the Advance specified in the Advance Notice in such amount and on such date as is specified in the Advance Notice. Each Advance to be made by ADR shall be made to the Company in immediately available funds by wire transfer to a bank account designated by the Company in the Advance Notice.

               (e) ADR Provision of Overhead. On a monthly basis, ADR shall be deemed to have made Advances to the Company in an amount equal to all reasonable expenses incurred by ADR, AD or their respective Affiliates on behalf of the Company for shared employees, real estate and other overhead, in each case allocated on such reasonable basis as the Founding Members shall agree in writing and in good faith.

        5.2. NO FURTHER LOANS. Except as expressly provided in this Agreement or in the Loan and Security Agreement: (a) no Member shall be required to loan any funds of any kind to the Company and (b) without the consent of a Majority in Interest, no Member or third party shall be entitled to loan any funds of any kind to the Company.

        5.3. LOAN AND SECURITY AGREEMENT. All Advances hereunder shall be subject to the terms and conditions of the Loan and Security Agreement of even date herewith between the Company and ADR, a copy of which is annexed hereto as Exhibit B (the "LOAN AND SECURITY AGREEMENT").

        5.4. REPAYMENT OF ADVANCES. The Members hereby authorize the Chief Executive Officer to determine when and if the Company shall make any optional prepayments of any Advances.

                                   ARTICLE 6.

                         POTENTIAL DIVESTITURE OF UNITS

        6.1. POTENTIAL DIVESTITURE OF UNITS OF FIELDCO. Without limiting the provisions of Section 3.3 above, if, prior to a sale of the Company pursuant to
Section 10.2 below or a Funding Default, Field's employment with the Company ends due to a Covered Field Termination, Field's Disability or Field's death, ADR shall have the right, but not the obligation, to cause the Company, without the consent of FieldCo, to hire an individual to replace Field (the "INITIAL FIELD REPLACEMENT") upon such arm's length terms as ADR shall determine in its reasonable discretion. In the event that the employment of the Initial Field Replacement is subsequently terminated, ADR shall have the right, but not the obligation, to cause the Company, without the consent of FieldCo, to hire an individual to replace the Initial Field Replacement upon such arm's length terms as ADR shall determine in its reasonable discretion and to similarly hire any replacement for such replacement (each replacement after the Initial Field Replacement, a "SUBSEQUENT FIELD REPLACEMENT", and together with the Initial Field Replacement, the "FIELD REPLACEMENTS" or each a "FIELD REPLACEMENT"). Upon each issuance of any Units to a Field Replacement (the "FIELD REPLACEMENT UNITS"), such number of Units of FieldCo and its Permitted Transferees as shall equal the number of Units then issued to the Field Replacement (or, if less, such number of Units then held by FieldCo and its Permitted Transferees) shall be divested from FieldCo and its Permitted Transferees and issued to the Field Replacement; provided, however, that the aggregate number of Units that shall be divested from FieldCo and its Permitted Transferees and issued to the Field Replacements may never exceed the applicable maximum set forth in Section 6.1(a) or Section 6.1(b) below. In the event that Units divested from FieldCo and its Permitted Transferees and issued to a Field Replacement are subsequently divested from the Field Replacement, such Units shall be returned to FieldCo; provided, however, that such Units shall be deemed to have never been divested from FieldCo for purposes of determining the maximum amount subject to divestiture hereunder. For the avoidance of doubt, the divestiture provided for hereunder shall not apply to any Units transferred pursuant to a FieldCo Compensatory Transfer.

               (a) Maximum upon Covered Field Termination. If the issuance of Field Replacement Units occurs following a Covered Field Termination, the maximum number of Units to become subject to divestiture shall equal the sum of:
(i) the FieldCo Restricted Units and (ii) the FieldCo Penalty Amount. Two examples of the application of this maximum are set forth on Schedule 6.1 attached hereto.

               (b) Maximum upon Field's Disability or Death. If the issuance of Field Replacement Units occurs following a termination of Field's employment due to Field's Disability or death, the maximum number of Units to become subject to divestiture shall equal the FieldCo Restricted Units.

Any divestiture of the FieldCo Restricted Units contemplated above shall occur automatically upon the issuance of the Field Replacement Units, and the effectiveness of such divestiture shall not depend upon any further action by the Company, FieldCo, Field or the Permitted Transferees of FieldCo. FieldCo, Field and the Permitted Transferees of FieldCo agree to execute any and all documents reasonably requested by the Company to evidence such divestiture. Such divestiture shall be made without any payment whatsoever to FieldCo, Field or the Permitted Transferees of FieldCo. In no event shall such divestiture be deemed a "forfeiture," but rather the possibility of such divestiture is part of the bargained-for consideration to the Company and FieldCo in entering into this Agreement.

        6.2.   POTENTIAL DIVESTITURE OF UNITS OF ADR.

               (a) Funding Default. If, prior to a sale of the Company pursuant to Section 10.2 below, and prior to a termination of Field's employment with the Company due to a Covered Field Termination, Field's Disability or Field's death, ADR fails to make payment in full of any Advance on the date it is due and payable pursuant to this Agreement (the "DEFAULTED ADVANCE"), then the Chief Executive Officer, on behalf of the Company, shall promptly give ADR and the other Members notice (a "DEFAULT NOTICE") indicating that if the Defaulted Advance is not paid in full on or before the date fourteen (14) days following such Default Notice, or such earlier date, not later than two Business Days following such Default Notice, upon which the failure of ADR to make the applicable Advance causes the Company to incur any material liability to a third party for late payment, then ADR shall be deemed to have committed a funding default (the "FUNDING DEFAULT"). Once ADR shall be deemed to have committed a Funding Default, it shall have no further obligation to make Advances, but it shall be subject to the consequences and penalties set forth in this Section
6.2. It is hereby agreed and acknowledged that the application of the consequences and penalties set forth in this Section 6.2 shall be the sole remedy available to the Company and the Members other than ADR upon a Funding Default.

               (b) Termination of Management and Other Rights. From and after the Funding Default, notwithstanding anything to the contrary contained in this Agreement (other than Section 3.3(c) above), ADR shall have no further right to vote on or give or withhold consents or approvals with respect to any matters under or with respect to this Agreement, the Company or in connection with the management of the Company, and such rights shall not be subsequently restored except as set forth in the final sentence of this Section 6.2(b), even if the amount giving rise to the Funding Default is subsequently obtained from ADR or otherwise. Except as set forth in the following sentence, from and after the Funding Default, any consent, approval, determination or decision that otherwise would have been made or given solely by ADR pursuant to this Agreement shall be made by a Majority in Interest (excluding, for the avoidance of doubt, ADR). Notwithstanding the preceding two sentences, if, following a Funding Default, Field's employment with the Company terminates due to a Covered Field Termination, Field's Disability or Field's death, or due to a termination by Field for Good Reason, all of ADR's rights to vote on or give or withhold consents or approvals with respect to matters under or with respect to this Agreement shall automatically be restored, without the need for any further action by any Person.

               (c) Termination of Right to Obtain Electronic Transmission Rights. From and after the Funding Default, ADR shall no longer have the right to obtain Electronic Transmission Rights pursuant to Section 10.2(e)(v) below and such right shall not be subsequently restored, even if the amount giving rise to such Funding Default is subsequently obtained from ADR or otherwise.

               (d) Right to Obtain Substitute Financing. Without limiting the provisions of Section 6.2(b) above, from and after the Funding Default, FieldCo shall have the right, but not the obligation, to cause the Company, without the consent of ADR, to obtain debt or equity financing, as well as services or support for which the Company would otherwise have had to pay cash, from any Person(s) (including FieldCo or any Affiliate of FieldCo) in a single transaction or multiple transactions, upon such arm's length terms as FieldCo shall determine in its reasonable discretion; provided, however, that only such portion of such financing that does not exceed the lower of (i) one hundred twenty-five percent (125%) of the Unfunded Amount; or (ii) the maximum amount that ADR could have been required to Advance to the Company following the Funding Default, based upon the Annual Advance Limitation, pro rated on a monthly basis over the remainder of the Initial Field Term shall constitute "SUBSTITUTE FINANCING" hereunder. (Each provider of Substitute Financing is referred to herein as a "SUBSTITUTE FINANCIER").

               (e) Consequences of Substitute Financing.

                   (i) Subordination of ADR Advances. From and after the Funding Default, ADR's right of repayment of any and all Advances shall be subordinated to the extent provided in the Loan and Security Agreement.

                   (ii) Divestiture of Units of ADR. If the Company obtains Substitute Financing in an amount equal to or greater than the difference between the Defaulted Advance and the amount paid in respect thereof by ADR on or before the Default Date (the "SHORTFALL AMOUNT"), then, upon each issuance of any Units to a Substitute Financier upon consummation of any Substitute Financing (all such Units issued, the "SUBSTITUTE FINANCIER UNITS"), such number of Units of ADR and its Permitted Transferees as shall equal the number of Units then issued to the Substitute Financier in respect of the Substitute Financing (or, if less, such number of Units then held by ADR and its Permitted Transferees) shall be divested from ADR and its Permitted Transferees and issued to the Substitute Financier; provided, however, that the aggregate number of Units that shall be divested from ADR and its Permitted Transferees and issued to the Substitute Financiers shall be subject to a maximum in an amount equal to the sum of: (A) the ADR Restricted Units and (B) ADR Penalty Amount. If a Substitute Financier is issued Units in respect of both Substitute Financing and other financing, then the number of Units deemed issued in respect of the Substitute Financing shall equal the product of (X) the total number of Units issued in the Substitute Financing and (Y) a fraction, the numerator of which is the amount of the Substitute Financing and the denominator of which is the sum of the Substitute Financing and the other financing provided by the applicable Substitute Financier. In the event that Units divested from ADR and its Permitted Transferees and issued to a Substitute Financier in respect of the Substitute Financing are subsequently forfeited by or divested from such Substitute Financier, such Units shall be returned to ADR; provided, however, that such Units shall be deemed to have never been divested from ADR for purposes of determining the maximum amount of Units subject to divestiture hereunder. For the avoidance of doubt, the divestiture provided for hereunder shall not apply to any Units transferred pursuant to an ADR Compensatory Transfer. Two examples of the application of this maximum are set forth on
Schedule 6.2 attached hereto.

Any divestiture of the ADR Restricted Units contemplated above shall occur automatically upon the issuance of the Substitute Financier Units, and the effectiveness of such divestiture shall not depend upon any further action by either the Company, ADR or ADR's Permitted Transferees. ADR and ADR's Permitted Transferees agree to execute any and all documents reasonably requested by the Company to evidence such divestiture. Such divestiture shall be made without any payment whatsoever to ADR or ADR's Permitted Transferees. In no event shall such divestiture be deemed a "forfeiture," but rather the possibility of such divestiture is part of the bargained-for consideration to the Company and ADR in entering into this Agreement and the Loan and Security Agreement; it being understood and acknowledged that ADR's commitment to provide Advances hereunder is part of the consideration to be provided by ADR to the Company for the ADR Restricted Units.

        6.3. Binding Upon Transferees. The obligations of the Founding Members pursuant to this Article 6 shall be binding on any transferee or assignee of any Units and any Transfer of any Units shall be void unless a written commitment to be bound by such provisions from such transferee or assignee is delivered to the Company and the Founding Member prior to any Transfer. The obligations of the Founding Members pursuant to this Article 6 shall apply to any Equity Securities received in substitution or exchange for Units.


                                   ARTICLE 7.

                                 INDEMNIFICATION

        7.1. INDEMNIFICATION BY COMPANY. Any Person who was or is a Member, Officer, employee, or other agent of the Company, or was or is serving at the request of the Company as a director, officer, employee, or other agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise (any of the foregoing, including AD, an "INDEMNIFIED PARTY") shall, in accordance with this Article 7, be indemnified and held harmless by the Company from and against any and all losses, claims, damages, liabilities, expenses (including legal and other professional fees and disbursements), judgments, fines, settlements, and other amounts incurred (collectively, the "INDEMNIFICATION OBLIGATIONS") in connection with any and all claims, demands, actions, suits or proceedings (civil, criminal, administrative or investigative), actual or threatened, in which such Indemnified Party may be involved, as a party or otherwise, by reason of such Indemnified Party's service to, or on behalf of, or management of the affairs of, the Company, or rendering of advice or consultation with respect thereto, whether or not the Indemnified Party continues to be serving in the above-described capacity at the time any such Indemnification Obligation is paid or incurred. Notwithstanding the foregoing, indemnification shall only be provided by the Company with respect to any Indemnification Obligation if the Indemnified Party acted in good faith and in a manner that the Indemnified Party reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Indemnified Party's conduct was unlawful. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnified Party did not act in good faith and in a manner that the Indemnified Party reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe such Indemnified Party's conduct was unlawful. Expenses (including legal and other professional fees and disbursements) incurred in any proceeding will be paid by the Company, as incurred, in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such Indemnified Party to repay such amount if it shall ultimately be determined that such Indemnified Party is not entitled to be indemnified by the Company as authorized hereunder.

        7.2.   INDEMNIFICATION NOT EXCLUSIVE. The indemnification provided by
Section 7.1 above shall not be deemed to be exclusive of any other rights to which each Indemnified Party may be entitled under any agreement, or as a matter of law, or otherwise, both as to action in such Indemnified Party's official capacity and to action in another capacity, and shall continue as to such Indemnified Party who has ceased to have an official capacity for acts or omissions during such official capacity or otherwise when acting at the request of the Company, or any Person granted authority thereby, and shall inure to the benefit of the heirs, successors and administrators of such Indemnified Party.

        7.3. INSURANCE ON BEHALF OF INDEMNIFIED PARTY. The Members hereby authorize the Company to purchase and maintain insurance on behalf of each Indemnified Party, at the expense of the Company, against any liability which may be asserted against or incurred by him in any such capacity, whether or not the Company would have the power to indemnify the Indemnified Parties against such liability under the provisions of this Agreement.

        7.4. NO AGENCY. No Member acting solely in the capacity of a Member is an agent of the Company, nor can any Member acting solely in the capacity of a Member bind the Company or execute any instrument on behalf of the Company. Accordingly, each Member shall indemnify, defend, and hold harmless the Company, each other Member and the Affiliates of each other Member from and against any and all loss, cost, expense, liability or damage arising from or out of any claim based upon any action by such Member in contravention of the first sentence of this Section 7.4. The foregoing indemnification by a Member shall not be deemed to be exclusive of any other rights to which the party indemnified thereby may be entitled under any agreement, or as a matter of law, or otherwise.

        7.5. INDEMNIFICATION LIMITED BY LAW. Notwithstanding any of the foregoing to the contrary, the provisions of this Article 7 shall not be construed so as to provide for any indemnification for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or that such liability may not be waived, modified or limited under applicable law, but shall be construed as to effectuate the provisions of this Article 7 to the fullest extent permitted by law.

        7.6.   AMENDMENT OF AGREEMENT. The indemnification provided for in this
Article 7 shall apply as written here to acts occurring prior to any amendment of this Agreement, notwithstanding such amendment to this Agreement.


                                   ARTICLE 8.

                                  DISTRIBUTIONS

        8.1.   DISTRIBUTIONS.

               (a) Generally. Subject to Section 8.1(b) below, the Company shall make distributions annually to the Members, pro rata in proportion to their respective Percentages, but only to the extent that Company has Available Cash.

               (b) Tax Distributions. Notwithstanding Section 8.1(a) above, before any distributions are made pursuant to Section 8.1(a) above for the current Fiscal Year, and, in any event, on or before the date seventy-five (75) days following the end of each Fiscal Year, the Company shall distribute to each Member an amount in cash of Available Cash, if any, equal to the product of (i) the amount of taxable income allocable to such Member for the preceding Fiscal Year (net of cumulative tax losses previously allocated to such Member in all prior Fiscal Years and not used in prior Fiscal Years to reduce the taxable income of such Member; provided, however, that such calculation shall be made on the assumption that taxable income or tax loss from the Company is such Member's only taxable income or tax loss) and (ii) the Combined Marginal Rate for such preceding Fiscal Year; provided, however, that such distribution shall be made only to the extent that the amount otherwise required to be distributed to such Member pursuant to this Section 8.1(b) exceeds distributions made to such Member pursuant to Section 8.1(a) above in the preceding Fiscal Year. In addition, distributions made pursuant to this Section 8.1(b) shall be treated as being made pursuant to Section 8.1(a) above and shall be taken into account in making subsequent distributions pursuant to Section 8.1(a) above. If the Company has insufficient Available Cash to make tax distributions pursuant to this Section 8.1(b) for a particular Fiscal Year, then ADR shall Advance the additional amount required to fund the applicable tax distributions, in accordance with and pursuant to the terms and conditions of Section 5.1 above and the Loan and Security Agreement; provided; however, that (A) the Annual Advance Limitation shall be disregarded for purposes of determining whether ADR shall Advance the additional amount required to fund the applicable tax distributions and (B) if, due to the application of the Aggregate Advance Limitation, the maximum amount of Advances so permitted to be made is not sufficient to cover the additional amount required to fund the applicable tax distributions, the computation of Available Cash shall be made without regard to whether there are any outstanding Advances.

        8.2. WITHHOLDING. The Company shall be entitled to withhold from any payment or distribution made pursuant to this Agreement all amounts required to be withheld by the Code or any state or local law. Any amount so withheld shall be treated as having been distributed to the applicable Member.

        8.3. LIMITATION. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution to any Member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law.

        8.4. OFFSET. The Company may offset all amounts owing to the Company by a Member against any distribution to be made to such Member.


                                   ARTICLE 9.

                                   ALLOCATIONS

        9.1. GENERALLY. Each Member agrees that, subject to Section 9.2 below, Net Income, Net Loss, and all other items of income, gain, loss and deduction of the Company for each Fiscal Year shall be allocated as follows:

               (a) NET INCOME. Net Income and other items of income and gain shall be allocated among the Members in the following order and priority, in each instance taking into account prior allocations of Net Income pursuant to this Section:

                   (i) First, to the Members, pro rata in accordance with, and to the extent of, prior allocations of Net Losses pursuant to Section 9.1(b)(iii) below;

                   (ii) Second, to ADR, to the extent of prior allocations of Net Losses pursuant to Section 9.1(b)(ii) below; and

                   (iii) Thereafter, to the Members, pro rata in accordance with their respective Percentages.

Notwithstanding clauses (i), (ii) and (iii) above, in the event that, upon a sale of the Company pursuant to Section 10.2(e) below, ADR is entitled to receive the Minimum Amount pursuant to Section 10.2(e)(i)(A) below or $75,000,000 pursuant to Section 10.2(e)(i)(B) below, and the Members agree to distribute the proceeds from such sale other than in accordance with their respective Percentages, allocations of Net Income shall be made in proportion to and to the extent of the amount of distributions to be received by each Member.

               (b) NET LOSSES. Net Losses and other items of deduction and loss shall be allocated among the Members, in each instance taking into account prior allocations of Net Losses pursuant to this Section:

                   (i) First, to the Members, pro rata in accordance with, and to the extent of, prior allocations of Net Income pursuant to Section 9.1(a)(iii) above;

                   (ii) Second, to ADR, until the amount of Net Losses allocated to ADR from inception equals the amount of Advances made by ADR (taking into account any repayments to ADR in respect thereof); provided, however, that no amounts shall be allocated to ADR under this Section 9.1(b)(ii) to the extent that such amounts would be duplicative of items of loss or deduction allocated to ADR pursuant to Section 9.2(d) below and not previously offset by other Regulatory Allocations; and

                   (iii) Thereafter, to the Members, pro rata in accordance with their respective Percentages.

               (c) INTENT OF THE PARTIES. Subject to the last sentence of
Section 9.1(a) above, the parties intend that, on liquidation of the Company, liquidation proceeds shall be distributed to the Members in accordance with their respective Percentages after making the payments or provisions provided for in Sections 11.4(a)(i) and (ii) below. Therefore, notwithstanding anything to the contrary in this Agreement but subject to the last sentence of Section 9.1(a) above, in the event of a liquidation or planned liquidation of the Company, items of income, gains, loss, deduction and credit will be allocated among the Members to the extent necessary to effect the parties' intent.

        9.2.   REGULATORY ALLOCATIONS.

               (a) Notwithstanding any other provision of this Agreement, Net Loss (or items of deduction as computed for book purposes) shall not be allocated to a Member to the extent that the Member has or would have, as a result of such allocation, an Adjusted Capital Account Deficit. As used herein, a Member's "ADJUSTED CAPITAL ACCOUNT DEFICIT" shall mean and refer to such Member's Capital Account, increased by any amounts which such Member is obligated to restore pursuant to the terms of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5), and reduced by any adjustments, allocations or distributions described in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6). Any Net Loss (or items of deduction as computed for book purposes) which otherwise would be allocated to a Member, but which cannot be allocated to such Member because of the application of the immediately preceding sentence, shall instead be allocated to the other Members, in accordance with their respective Percentages, subject to the limitation imposed by the immediately preceding sentence.

               (b) In order to comply with the "qualified income offset" requirement of the Regulations under Code Section 704(b), if a Member for any reason (whether or not expected) has an Adjusted Capital Account Deficit, items of Net Income (consisting of a pro rata portion of the items thereof) shall be allocated to such Member in an amount and manner sufficient to eliminate as quickly as possible the Adjusted Capital Account Deficit; provided, however, that an allocation pursuant to this Section 9.2(b) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Agreement have been made.

               (c) In order to comply with the "minimum gain chargeback" requirements of Regulation Sections 1.704-2(f)(1) and 1.704-2(i)(4), and notwithstanding any other provision of this

Agreement to the contrary, in the event there is a net decrease in a Member's share of Company minimum gain (as defined in Regulation Section 1.704-2(d)(1)) and/or Member nonrecourse debt minimum gain (as defined in Regulation Section 1.704-2(i)(2)) during a Company taxable year, such Member shall be allocated items of income and gain for that year (and if necessary, for other years) as required by and in accordance with Regulation Sections 1.704-2(f)(1) and 1.704-2(i)(4) before any other allocation is made.

               (d) Notwithstanding any other provision of this Agreement, all items of deduction and loss that, pursuant to Regulation Section 1.704-2(i), are attributable to a nonrecourse debt for which a Member (or a Person related to such Member under Treasury Regulation Section 1.752-4(b)) bears the economic risk of loss (within the meaning of Regulation Section 1.752-2), shall be allocated to such Member as required by Regulation Section 1.704-2(c). The Members acknowledge and agree that all items of deduction or loss attributable to funds advanced or loaned by ADR to the Company shall be allocated to ADR.

               (e) Curative Allocations. The allocations set forth above in this
Section 9.2 (the "REGULATORY ALLOCATIONS") are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 9.2(e). Therefore, notwithstanding any other provision of this Agreement (other than the Regulatory Allocations), the Members shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner they determine appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement and all Company items were allocated pursuant to this Agreement without regard to the Regulatory Allocations. In exercising their discretion under this Section 9.2(e), the Members shall take into account future Regulatory Allocations that, although not yet made, are likely to offset other Regulatory Allocations previously made under this Section 9.2.

        9.3.   OTHER ALLOCATION RULES.

               (a) Each separate item of income, deduction, credit, gain and loss of the Company shall be allocated among the Members in the same proportion as the portion of the total Net Income or Net Loss for the period which is credited or charged to the Capital Account of each Member bears to the total Net Income or Net Loss for such period. Notwithstanding anything to the contrary herein, FieldCo shall not be allocated any Net Income on a cumulative basis, taking into account prior allocations of Net Income and Net Loss, in excess of the amount of cumulative Net Income that would have been allocated to FieldCo if the Advances were treated as Capital Contributions. Nothing in the preceding sentence shall cause the Advances to be treated as Capital Contributions for any purpose other than calculating the limitation set forth in the preceding sentence.

               (b) If the Membership Interests of the Members change during a year, Net Income or Net Loss for such year shall be allocated among the Members on the basis of the computation method which in the reasonable discretion of ADR is in the best interests of the Company, provided that such method is in conformity with the methods prescribed by Code Section 706 and Regulation
Section 1.706-1(c)(2)(ii). Any transferee or assignee of a Membership Interest shall succeed to the Capital Account of the transferor Member to the extent it relates to the transferred interest.

               (c) Income, gain, loss and deductions of the Company shall, solely for income tax purposes, be allocated among the Members in accordance with Code Section 704(c) so as to take account of any difference between the adjusted basis of the assets of the Company for federal income tax purposes and their respective adjusted book values, and otherwise shall be allocated in the same manner as the related book items were allocated pursuant to Section 9.1 above, any allocations required by Code Section 704(c) shall be effectuated using any method chosen by ADR and described in Regulation Section 1.704-3.


                                  ARTICLE 10.

                              TRANSFER RESTRICTIONS

        10.1.  TRANSFERS OF INTERESTS GENERALLY.

               (a) Subject to Section 10.2 below, no Member may Transfer all or any part of such Member's Membership Interest without the consent a Majority in Interest (excluding for this purpose the proposed transferor), which consent may be withheld for any reason whatsoever; provided, however, that:

                   (i) a Member may Transfer, without consent, all or any of such Member's Membership Interest to a Permitted Transferee, provided such Member retains all voting rights with respect to such Membership Interest and provided, further, that such Permitted Transferee shall not be permitted to further Transfer its Membership Interest unless such Permitted Transferee's transferee would be deemed a Permitted Transferee of the original transferor;

                   (ii) on behalf of the Company, FieldCo may Transfer, without consent, Units held by FieldCo and representing an aggregate Percentage not greater than 20% to one or more Officers or other employees of the Company (the identity of each of whom shall be subject to the reasonable approval of ADR), by way of granting Units and/or options to purchase Units, which options become exercisable during the term of employment (any such Transfer, a "FIELDCO COMPENSATORY TRANSFER"); provided, however, that the foregoing shall not obligate FieldCo to make any FieldCo Compensatory Transfers; and provided, further, that no recipient of a FieldCo Compensatory Transfer shall have any right to vote under this Agreement unless ADR shall approve, in its sole discretion, the granting of voting rights to such recipient.

                   (iii) on behalf of the Company, ADR may Transfer, subject to the reasonable consent of FieldCo, Units held by ADR and representing an aggregate Percentage not greater than 20% to Persons providing the Company with financing or services or support for which the Company would otherwise have had to pay cash, by way of granting Units subject to divestiture upon failure to provide financing, services or support and/or options to purchase Units, which options become exercisable based upon provision of financing, services or support (any such Transfer, an "ADR COMPENSATORY TRANSFER"); provided, however, that the foregoing shall not obligate ADR to make any ADR Compensatory Transfers; and provided, further, that no recipient of an ADR Compensatory Transfer shall have any right to vote under this Agreement unless FieldCo shall approve, in its sole discretion, the granting of voting rights to such recipient.

               (b) No assignee of Units shall have voting rights or any other voice in the management of the Company unless such assignee shall have been admitted as a Member. Any Transfer of any Membership Interest in violation of this Article 10 shall be null and void and of no effect for any purpose.

               (c) Notwithstanding anything to the contrary contained in this Agreement, no Transfer of a Membership Interest, or Transfer of an indirect interest in the Company shall be made if such Transfer, or the transferee's, as the case may be, ownership of such Membership Interest or indirect interest in the Company, would:

                   (i) result by itself, or in combination with any other previous Transfers, in the termination of the Company as a partnership for federal income tax purposes;

                   (ii) result in the violation of the Securities Act, or any other applicable federal or state laws;

                   (iii) be a violation of or a default (or an event that, with notice or the lapse of time or both, would constitute a default) under, or result in an acceleration of any indebtedness under, any note, mortgage, loan agreement or similar instrument or document to which the Company is a party;

                   (iv) result in or create a "prohibited transaction" or cause the Company or a Member to be or become a "party in interest", as such terms are defined in Section 3(3) of ERISA, or a "disqualified person", as defined in
Section 4975 of the Code, with respect to any "plan", as defined in Section 3(14) of ERISA and/or Section 4975 of the Code; or result in or cause the Company or any Member to be liable for tax under Chapter 42 of the Code;

                   (v) be a Transfer to an individual who is not legally competent or who has not achieved his or her majority under the law of the state (excluding trusts for the benefit of minors);

                   (vi) cause the Company or any Member (other than the transferee) to be subject to any excise tax pursuant to Chapter 42A of Subtitle D of the Code; or

                   (vii) be a Transfer to a "tax-exempt entity" or a "tax-exempt controlled entity" within the meaning of Sections 168(h)(2) and 168(h)(6)(F)(ii), respectively, of the Code.

               (d) Notwithstanding anything in this Agreement to the contrary, no Transfer shall be permitted unless the Units to be transferred are (i) not subject to the Securities Act, (ii) registered pursuant to the Securities Act and registered or qualified under applicable state law, or (iii) Transferred in a transaction that is exempt from such registrations and qualification. The Company may require an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Transfer may be made pursuant to clauses
(i) or (iii) above, describing the applicable rationale, the cost of which opinion should shall be an expense borne by the transferor.

The Company shall not Transfer on its books any Membership Interest, unless, in the opinion of counsel to the Company, there has been compliance with all of the material conditions hereof affecting the Membership Interest.

        10.2. SALE OF THE COMPANY. Notwithstanding Section 10.1(a) above, each Founding Member shall have the right to initiate the sale procedure set forth in this Section 10.2 (the "SALE PROCEDURE"), subject to the procedures and limitations set forth in this Section 10.2. The applicable Founding Member initiating the Sale Procedure is referred to herein as the "INITIATING MEMBER," and the other Founding Member participating in said procedure is referred to herein as the "OTHER MEMBER."

               (a) Initiating Member Eligibility.

                   (i) FieldCo as Initiating Member. So long as the Field Term shall not have terminated due to a Covered Field Termination, Field's Disability or Field's death, or a termination by Field for Good Reason following a Funding Default, FieldCo shall have the right to be the Initiating Member at any time during which the Sale Procedure is not otherwise in effect and:

                        (A) after the third anniversary of the Effective Date but before the Buy/Sell Date;

                        (B) after the Buy/Sell Date; or

                        (C) following a Funding Default.

                   (ii) ADR as Initiating Member. ADR shall have the right to be the Initiating Member at any time during which the Sale Procedure is not otherwise in effect and

                        (A) after the Buy/Sell Date, so long as ADR shall not have committed a Funding Default, or

                        (B) following the date Field's employment with the Company terminates due to a Covered Field Termination, Field's Disability or Field's death, or due to a termination by Field for Good Reason following a Funding Default.

               (b) Early Initiation by FieldCo. If FieldCo is the Initiating Member prior to the Buy/Sell Date but not following a Funding Default, FieldCo shall first be required to comply with the first offer procedure set forth in this Section 10.2(b).

                   (i) FieldCo first shall give written notification (the "EARLY INITIATION NOTICE") to the Company and ADR indicating that FieldCo desires to sell all of its Units and is initiating the Sale Procedure pursuant to this
Section 10.2(b). Within thirty (30) days of the date the Early Initiation Notice is given, ADR shall have the right to make an offer to purchase all (but not less than all) of the Units of FieldCo, which offer shall include the price and the material terms upon which ADR is willing to make such purchase (the "EARLY OFFER"). If ADR fails to deliver the Early Offer within such thirty (30) day period, ADR shall be deemed to have waived its right to make the Early Offer and FieldCo may seek a forced sale of the Company pursuant to Section 10.2(e) below.

                   (ii) FieldCo shall have ninety (90) days from the date the Early Offer is given to agree, by giving notice to ADR, to sell all (but not less than all) of the Units of FieldCo for the price and upon the terms of the Early Offer. If FieldCo does not accept the Early Offer within such ninety (90) day period, it shall be deemed to have rejected the Early Offer. If FieldCo rejects or is deemed to have rejected the Early Offer, it may seek a forced sale of the Company pursuant to Section 10.2(e) below.

               (c) Unless Section 10.2(b) above shall be applicable, the Initiating Member first shall give written notification (the "INITIATION NOTICE") to the Company and the Other Member indicating that the Initiating Member is initiating the Sale Procedure pursuant to this Section 10.2(c). If FieldCo is the Initiating Member pursuant to Section 10.2(a)(i)(B) above or ADR is the Initiating Member pursuant to Section 10.2(a)(ii)(A) above, the Initiating Member shall include in the Initiation Notice a proposed valuation of the entire Company (the "BASE VALUE"). If FieldCo is the Initiating Member pursuant to Section 10.2(a)(i)(C) above, or ADR is the Initiating Member pursuant to Section 10.2(a)(ii)(B) above, then the Initiating Member's Initiation Notice need not include the Base Value, and the Other Member shall, within thirty (30) days after the Initiation Notice is given, give notice to the Initiating Member (the "RESPONSE NOTICE") setting forth the Base Value. If the Other Member fails to deliver the Response Notice within such thirty (30) day period, the Initiating Member may seek a forced sale of the Company pursuant to Section 10.2(e) below. The notice containing the Base Value is referred to herein as the "BASE VALUE NOTICE;" the Founding Member that gives the Base Value Notice is referred to herein as the "BASE VALUE NOTICE DELIVERER;" and the Founding Member that receives the Base Value Notice is referred to herein as "BASE VALUE NOTICE RECIPIENT."

        The Base Value Notice Recipient shall have the right, by giving notice (the "ELECTION NOTICE") to the Base Value Notice Deliverer, within ninety (90) days after the Base Value Notice is given, to elect to do one of the following:

                   (i) Purchase all (but not less than all) of the Units held by the Base Value Notice Deliverer (and its Permitted Transferees) for a purchase price equal to the Base Value times 100% of the Base Value Notice Deliverer's Percentage (plus the Percentages held by its Permitted Transferees);

                   (ii) Sell all (but not less than all) of the Units held by the Base Value Notice Recipient (and its Permitted Transferees) for a purchase price equal to the Base Value times the Percentage of the Base Value Notice Recipient (and its Permitted Transferees); or

                   (iii) Reject the Base Value Notice, which shall allow the Initiating Member (which may be the Base Value Notice Recipient) to seek a forced sale of the Company pursuant to Section 10.2(e) below.

        If the Base Value Notice Recipient fails to deliver the Election Notice within the ninety (90) day period following receipt of the Base Value Notice, the Base Value Notice Recipient shall be deemed to have rejected the Base Value Notice and the Initiating Member (which may be the Base Value Notice Recipient) shall be entitled to seek a forced sale of the Company pursuant to Section 10.2(e) below.

               (d) Conditions to Transfers of Units between Founding Members. Any Transfer of Units between the Founding Members pursuant to this Section 10.2 shall be subject to the following terms and conditions:

                   (i) The Founding Member that has the right to purchase Units may assign this right, in whole or in part, to the Company, to the extent the Company's exercise of such right would be permitted by applicable law (including any fraudulent conveyance law), in which case any decision to be made by the Company pertaining to such right shall be made without the vote or approval of the Member seeking to sell Units.

                   (ii) Unless the Founding Members shall agree otherwise, the closing of any Transfer between the Founding Members pursuant to this Section
10.2 shall occur no more than sixty (60) days following (A) the acceptance of the Early Offer or (B) the date the Election Notice is given, as applicable.

                   (iii) In connection with the closing of any Transfer between the Founding Members pursuant to this Section 10.2, the purchaser shall have the right, but not the obligation, to purchase the Units of all other Members (and their assignees) for the price and upon the terms applicable to the sale by the applicable Founding Member.

               (e) Right to Seek Forced Sale. If (A) ADR shall waive or be deemed to have waived its right to make the Early Offer pursuant to Section 10.2(b)(i) above, (B) FieldCo shall reject or be deemed to have rejected the Early Offer pursuant to Section 10.2(b)(ii) above, (C) the Other Member shall fail to deliver the Response Notice pursuant to Section 10.2(c) above; or (D) the Base Value Notice Recipient shall reject or be deemed to have rejected the Base Value Notice pursuant to Section 10.2(c) above, then the Initiating Member (which may be the Base Value Notice Recipient) shall be entitled to cause a sale of the entire Company pursuant to the procedure set forth in this Section 10.2(e) at any time prior to the date one hundred eighty (180) days following the date the Initiating Member becomes so entitled. If the Initiating Member fails to consummate such a sale prior to said date, if applicable, the procedures set forth in Section 10.2(b) above and/or Section 10.2(c) above, as applicable, shall again apply. In this regard, after complying with the applicable procedure set forth in Sections 10.2(b) or 10.2(c) above, if applicable, the Initiating Member may cause a sale of the entire Company (whether by way of purchase of assets or Units, merger or other form of transaction) to any Person so long as the procedures and conditions set forth in this Section 10.2(e) are satisfied (or the satisfaction thereof is waived by the applicable Founding Member).

                   (i) If FieldCo is seeking to cause a sale of the entire Company after delivering an Early Initiation Notice pursuant to Section 10.2(b) above, then each of the following conditions must be satisfied:

                       (A) The price applicable to such sale must be sufficient to cause ADR to receive, in respect of each of its Units, an amount (the "MINIMUM AMOUNT") equal to the per Unit consideration specified in the Early Offer, if applicable; provided, however, that the satisfaction of this condition may be waived by ADR; and provided, further, that, if FieldCo is receiving, in respect of its Units, less than the Minimum Amount, then ADR must have the right to elect to receive, in lieu of the Minimum Amount, the same consideration in respect of its Units (subject only to such proportionate adjustment as shall be required to reflect any difference between the number of Units held by ADR and the number of Units held by FieldCo). In comparing the price applicable to such sale to the price set forth in the Early Offer, any non-financial terms that cannot be performed as readily by ADR as any other potential purchaser shall be disregarded.

                       (B) ADR must receive not less than $75,000,000 in respect of its Units if: (1) ADR shall have waived or be deemed to have waived its right to make the Early Offer pursuant to Section 10.2(b) above; (2) such sale is to occur prior to the fifth anniversary of the Effective Date; and (3) ADR shall not have committed a Funding Default; provided, however, that the satisfaction of these conditions may be waived by ADR.

                   (ii) Regardless of who is the Initiating Member, if ADR is selling it Units, it must receive payment in full under the Loan and Security Agreement; provided, however, that the satisfaction of this condition may be waived by ADR.

                   (iii) Regardless of who is the Initiating Member, the Other Member must have the right to reasonably approve terms of sale to the extent they would afford the Initiating Member or its Affiliates any advantage not shared by the Other Member (including, if FieldCo is the Initiating Member, the terms of any continued employment of Field).

                   (iv) Regardless of who is the Initiating Member, the Other Member must have the right to reasonably approve the payment terms and conditions if the consideration in such sale includes anything other than cash paid in full upon closing; provided, however, that the satisfaction of this condition may be waived by the Other Member.

                   (v) Regardless of who is the Initiating Member, subject to
Section 6.2(c) above, ADR must have the right to obtain, upon arm's length terms negotiated with the acquiror in good faith, the nonexclusive right to exploit via Electronic Transmissions those Recordings to which the Company has rights immediately prior to such sale, as well as any Recordings subsequently created by any recording artist that is a party to a recording agreement with the Company immediately prior to such sale ("ELECTRONIC TRANSMISSION RIGHTS"); provided, however, that ADR may be obligated to waive Electronic Transmission Rights as set forth below.

If each of the above conditions is satisfied, or waived by the applicable Person (in its sole discretion, except as set forth below), then at the request of the Initiating Member, the Other Member and all other Members (and their assignees) shall sell or otherwise Transfer all of their respective Units to the acquiror on the same terms and conditions that apply to the sale or other Transfer by the Initiating Member. Notwithstanding the preceding sentence, if ADR's obtaining Electronic Transmission Rights causes a reduction in the amount received by FieldCo and its Permitted Transferees for their respective Units, then, subject to the final sentence of this paragraph, upon receipt of all consideration due to ADR in connection with such sale, ADR shall pay FieldCo and its Permitted Transferees, pro rata in proportion to their respective Percentages, an amount (the "COMPENSATORY PAYMENT") equal to the product of (x) the aggregate Percentage of FieldCo and its Permitted Transferees immediately prior to such sale and (y) the amount, if any, by which said reduction exceeds 7.5% of the aggregate amount that FieldCo and its Permitted Transferees would receive in the absence of ADR's having the right to obtain Electronic Transmission Rights. Furthermore, subject to the final sentence of this paragraph, if ADR shall not have sufficient funds to make the Compensatory Payment, or if ADR's right to obtain Electronic Transmission Rights would altogether prevent a sale of the Company, then ADR shall be obligated to waive said right. Notwithstanding the preceding two sentences, if the acquiror is a Direct AD Competitor, then, (1) ADR shall have no obligation to make the Compensatory Payment and (2) if ADR's right to obtain Electronic Transmission Rights would altogether prevent a sale of the Company to said Direct AD Competitor, ADR shall have the right, in its sole discretion, to prevent such sale.

        All Members shall agree to timely take such other actions as the Initiating Member reasonably requests in connection with the approval of the consummation of a sale or other Transfer in which they are obligated to participate pursuant to this Section 10.2(e), including, voting all of their Units in favor of such sale, waiving any dissenters' rights, and executing such agreements, powers of attorney, voting proxies or other documents and instruments as may be necessary or desirable to consummate such sale or other Transfer; provided, however, that in connection with any such sale or other Transfer, the Members: (A) shall be required to make only such substantially similar representations and warranties, and agree to such substantially similar covenants and indemnities, as the Initiating Member is required to make or agree to; (B) shall make representations, warranties, covenants and indemnities pertaining to themselves severally, and not jointly; and (C) shall be liable only severally, and not jointly, with other Members, for breaches of representations, warranties, covenants and agreements of or (in the case of representations and warranties) pertaining to the Company and its subsidiaries, and for indemnification obligations arising out of or relating to any such breach or otherwise pertaining to the Company and its subsidiaries, on a pro rata basis with respect to those Members making representations and warranties, such liability of each Member not to exceed such Member's pro rata portion of the gross proceeds of such sale.

               (f) Condition to Closing of any Sale. Upon the closing of any transaction pursuant to this Section 10.2: (i) ADR, or AD, as applicable, shall repay to FieldCo or Field, as applicable, 100% of any sums then owing by ADR or AD and due to FieldCo or Field under this Agreement, the Field Employment Agreement, the AD Employment Agreement or any other agreement between ADR and/or AD, on the one hand, and FieldCo and/or Field, on the other hand or their respective

Affiliates; and (ii) FieldCo or Field, as applicable, shall repay to ADR or AD, as applicable, 100% of any sums then owing by FieldCo or Field and due to ADR or AD, under this Agreement, the Field Employment Agreement, the AD Employment Agreement or any other agreement between ADR and/or AD, on the one hand, and FieldCo and/or Field, on the other hand or their respective Affiliates. Repayment of the foregoing sums shall be a condition precedent to any such closing. If the Other Member is purchasing the Initiating Member's Units, the Other Member shall have the right to offset and deduct any amounts owing and due as described in this Section 10.2 from the amount of the purchase price for such Units.

        10.3.  SUBSTITUTE MEMBERS.

               (a) Notwithstanding anything to the contrary herein, the assignee or purchaser of a Membership Interest shall have the right to become a substituted Member in the Company only if (1) the assignor or seller so provides in an instrument of assignment, (2) the assignee or purchaser agrees in writing to be bound by the terms of this Agreement, (3) the Members consent to such admission pursuant to Section 4.3 above and (4) the assignee or purchaser pays the reasonable costs incurred by the Company in preparing and recording any necessary amendments to this Agreement and the Certificate of Formation unless the Company consents to waiving such costs.

               (b) Any transferee who is not admitted as a Member in accordance with Sections 4.3 and 10.3 above shall be considered an assignee for purposes of this Agreement. An assignee shall be deemed to have had assigned to it, and shall be entitled to receive, distributions from the Company and the shares of income, gain, loss, deduction and credit of the Company attributable to the Membership Interest assigned to such transferee as provided in this Agreement. No assignee shall be deemed to be a Member for any other purpose under this Agreement, and shall not be entitled to vote such Membership Interest in any matter presented to the Members for a vote unless such assignee is admitted to the Company as a Member. In the event any such transferee desires to make a further assignment of any such Membership's Interest, such transferee shall be subject to the provisions of this Article 10 to the same extent and in the same manner as any Member desiring to make an assignment of his or her Membership Interest.


                                  ARTICLE 11.

                      DISSOLUTION; WITHDRAWAL; LIQUIDATION

        11.1.  DISSOLUTION.

               (a) The Company shall dissolve, without further action of the Members, upon, but not before, the first to occur of the following:

                   (i) The affirmative vote of a Majority in Interest;

                   (ii) The disposition of all or substantially all of the assets of the Company in a transaction other than a sale-leaseback or an installment sale transaction; or

                   (iii) A decree of judicial dissolution pursuant to Section 18-802 of the Act.

               (b) The Withdrawal of any Member shall not cause a dissolution of the Company.

               (c) Upon dissolution of the Company, the Company shall immediately commence to wind up its affairs and a liquidator appointed by a Majority in Interest shall proceed with reasonable promptness to liquidate the business of the Company.

               (d) During the period of the winding up of the affairs of the Company, the rights and obligations of the Members shall continue.

        11.2.  NOTICE AND EFFECTIVE DATE OF WITHDRAWAL.

               (a) Within ten (10) days after the Withdrawal of any Member, such Person (or such Person's legal representative or other successor in interest) shall give notice to the Company of such Withdrawal. For the avoidance of doubt, subject to Section 15.8 below, if an individual Member dies or is judged legally incompetent, then, such Member's executor, administrator, guardian or other legal representative may exercise such Member's rights hereunder for the purpose of settling the estate or administering such Member's property. Similarly, subject to Section 15.8 below, if a Member that is a corporation, trust or other entity is dissolved or terminated, then such Member's rights hereunder may be exercised by its legal representatives or successor.

               (b) Except for the Bankruptcy of a Member, which shall result in an immediate Withdrawal thereof, any other Withdrawal shall, in the absence of notice of such Withdrawal as required in this Section 11.2(b), be deemed to occur upon the date the Company has actual notice of such Withdrawal.

        11.3.  WITHDRAWAL OF A MEMBER.

               (a) No Voluntary Withdrawal. No Member shall have the right or power to Voluntarily Withdraw from the Company without the prior consent of a Majority in Interest. Notwithstanding the preceding sentence, the Members shall not withhold consent to the withdrawal of any Member if such Member has transferred all of its Membership Interest to a Person who has been admitted to the Company as a substitute Member in accordance with Section 10.3 above.

               (b) Consequences of Bankruptcy. Immediately upon the Bankruptcy of a Member, unless the Company is dissolved and not continued pursuant to the provisions of this Agreement, the successor of the withdrawn Member shall thereupon become an assignee but not have the right to vote or exercise any other rights of a Member unless admitted as a Member pursuant to the terms of this Agreement.

        11.4.  LIQUIDATION.

               (a) The Company shall terminate after its affairs have been wound up and its assets fully distributed in liquidation (the "LIQUIDATION") as follows:

                   (i) first, to the payment of the debts and liabilities of the Company (whether to any Member or its Affiliates, as in the case of Advances and interest to ADR, or otherwise) and the expenses of Liquidation;

                   (ii) second, to the setting up of any reserves that a Majority in Interest may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company; and

                   (iii) third, to the Members in accordance with their respective positive Capital Account balances. The Company will make liquidating distributions prior to the end of the taxable year in which the Liquidation occurs, or, if later, within ninety (90) days of the date of Liquidation.

               (b) No Member shall have any right to demand property other than cash upon dissolution and termination of the Company. No Member shall have the right to demand the dissolution or termination of the Company.

               (c) If a Majority in Interest determines that any assets should be distributed in kind, such assets shall be distributed to the Members entitled thereto in the same amounts, sequence and priority as if the distribution were in cash. Such assets shall be valued at their then Fair Market Value.

        11.5. DEFICIT CAPITAL ACCOUNT. Upon a liquidation of the Company within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations, if any Member has a negative Capital Account (after giving effect to all contributions, distributions, allocations and other adjustments for all Fiscal Years, including the Fiscal Year in which such liquidation occurs), such Member shall have no obligation of make any Capital Contribution, and the negative balance of any Capital Account shall not be considered a debt owed by such Member to the Company or to any other Person for any other purpose.

        11.6. CANCELLATION OF CERTIFICATE OF FORMATION OF THE COMPANY. Upon the completion of the Liquidation, the liquidator appointed by a Majority in Interest shall cause the cancellation of the Certificate of Formation.


                                  ARTICLE 12.

                                COMPANY PROPERTY

        12.1. COMPANY PROPERTY. The Company's property shall consist of all its assets and funds. Title to the Company's property may be taken and held only in the name of the Company or in such other name or names as shall be determined by a Majority in Interest; provided, however, that if title is held other than in the name of the Company, the Person or Persons who hold title shall certify by instrument duly executed and acknowledged, in form for recording or filing, that title is held as nominee and/or trustee for the benefit of the Company pursuant to the terms of this Agreement and an executed copy of such instrument shall be delivered to each Member. All property now or hereafter owned by the Company shall be deemed owned by the Company as an entity and no Member, individually, shall have any ownership of such property.

        12.2. PROHIBITION AGAINST PARTITION. Each Member hereby permanently waives and relinquishes any and all rights it may have to cause all or any part of the Company's property to be partitioned, it being the intention of the Members to prohibit any Member from bringing a suit for partition against the other Members.


                                  ARTICLE 13.

                     RECORDS AND ACCOUNTING; FISCAL AFFAIRS

        13.1. BANK ACCOUNTS. All of the Company's funds shall be deposited in such bank or accounts as shall be designated by a Majority in Interest. Withdrawals from any such bank account shall be made upon the signature of the Chief Executive Officer, or the designees of the Chief Executive Officer, and shall be made only for the purposes of the Company.

        13.2.  BOOKS AND RECORDS.

               (a) The Company shall cause to be maintained full and accurate books and records, in accordance with the Company's accounting policies consistently applied, at the principal place of business of the Company or such other place as a Majority in Interest so agrees, showing all receipts and expenditures, assets and liabilities, Net Income or Net Loss, and all other records necessary for recording the Company's business and affairs, including those sufficient to record the allocations and distributions provided for in this Agreement. The books and records shall, upon reasonable prior notice to the Company, be open for inspection and copying by any Member or such Member's duly authorized representatives during regular business hours at such principal place of business. Any expense for any inspection or copying shall be borne by the Member causing such inspection or copying to be conducted. Any information obtained by a Member with respect to the affairs of the Company shall, except as may be required by law, be kept strictly confidential.

               (b) The Company shall deliver to each Member, as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, financial statements, including an income statement of the Company for such period and a balance sheet and statement of the Units held by each Member or assignee as of the end of such period.

               (c) The Company will endeavor to provide each Member, within seventy-five (75) days after the end of each Fiscal Year, but in any event on or before the due date for filing the federal return of income for the Company, with all necessary tax reporting information, a copy of the Company's informational federal income tax return for such Fiscal Year and such other information as is reasonably necessary to enable the Members to comply with their tax reporting requirements.

        13.3. TAX STATUS. Each Member hereby recognizes and intends that the Company will be treated as a partnership for federal and state income tax purposes and will be subject to all provisions of Subchapter K of Chapter 1 of Subtitle A of the Code. No Member shall take any action or make any election, which would be inconsistent with the foregoing intention.

        13.4.  TAX RETURNS; ELECTIONS.

               (a) The Company shall use all reasonable efforts to cause the Company's accountants to prepare and make timely filings of all tax returns and statements, which the accountants determine, must be filed on behalf of the Company with any taxing authority. Copies of such returns shall be kept at the Company's principal place of business or at such other place as the ADR shall determine and shall be available for inspection by the Members or their duly authorized representatives during regular business hours.

               (b) The TMP may make such elections required or permitted to be made by the Company for tax purposes, including an election under Section 754 of the Code, in such a manner as the TMP, in consultation with the Company's attorneys or accountants, shall determine.

               (c) No Member shall take any action or refuse to take any action that would cause the Company to forfeit the benefits of any tax election previously made or agreed to be made by the Company.

        13.5. TAX MATTERS PARTNER. Pursuant to Section 6231(a)(7)(A) of the Code, ADR is hereby designated as the "TAX MATTERS PARTNER" or "TMP" of the Company for all purposes of the Code and for the corresponding provision of any state or local statute. Upon a Funding Default, ADR shall be removed as the TMP and FieldCo shall be designated as the TMP. The TMP shall have all of the powers and obligations of a tax matters partner pursuant to the Code or under this Agreement. Consistent with this Agreement, at the Company's expense, the Tax Matters Partner shall make all decisions for the Company relating to federal, state and local tax matters including, without limitation, whether to make any tax elections, the positions to be taken on the Company's tax returns and the settlement or further contest or litigation on any audit matters raised by the Internal Revenue Service or any other taxing authority; and ADR shall consult with FieldCo in connection therewith, provided that ADR's inadvertent failure to do so shall not be deemed a breach hereof, and ADR's final decision shall be binding in the event of a dispute. The Tax Matters Partner shall incur no liability to the Company or the other Members for actions taken in its capacity as Tax Matters Partner including, but not limited to, liability for any additional taxes, interest or penalties owed by the other Members due to adjustments of Company items of income, gain, loss or deduction at the Company level. The Tax Matters Partner shall furnish to each other Member a copy of all notices or other written communications received by the Tax Matters Partner from the Internal Revenue Service or any state or local taxing authority (except such notices or communications as are sent directly to the Members). Each Member agrees with respect to each Company income tax return that is prepared and filed in compliance with the provisions of this Agreement that such Member shall not
(a) treat on its income tax returns any item of income, gain, loss, deduction or credit relating to its interest in the Company in a manner inconsistent with the treatment of such item by the Company reflected on Form K-1 or any other information statement furnished by the Company to such Member for use in preparing such Member's income tax returns or (b) file any claim for refund relating to any such item based on, or which would result in, such inconsistent treatment. This Section 13.5 shall survive any termination of this Agreement and any Transfer by or Withdrawal of a Member.


                                  ARTICLE 14.

                          REPRESENTATIONS AND COVENANTS

        14.1. GENERAL MEMBER REPRESENTATIONS. Each Member hereby represents and warrants to the Company and each other Member that: (i) that the Member is acquiring the Member's interest in the Company for the Member's own account as an investment and without an intent to distribute the interest in violation of applicable securities laws; and (ii) the Member acknowledges that the Membership Interests have not been registered under the Securities Act, or any state securities laws, and may not be resold or transferred by the Member without appropriate registration or the availability of an exemption from such requirements.

        14.2.  ADR REPRESENTATIONS.

               (a) ADR represents and warrants, as of the execution hereof and subject to the satisfaction of the conditions set forth in the Side Letter, each of the following: (i) ADR and AD are duly organized, validly existing corporations, in good standing under the laws of the State of Delaware, and ADR has all necessary power and authority to enter into, and to perform its obligations under, this Agreement; (ii) this Agreement has been duly authorized by ADR and, upon execution, will constitute a legal, valid and binding obligation of ADR, enforceable against ADR in accordance with its terms, except
(A) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (B) as such obligations are subject to general principles of equity and (C) as rights to indemnity may be limited by federal, state or local securities laws or by public policy; and (iii) the execution, delivery and performance of this Agreement by ADR does not and will not (A) violate, conflict with or result in the breach of any provision of ADR's or AD's Certificate of Incorporation or Bylaws or any law or order of any court or other governmental authority applicable to ADR, AD or any of their respective assets, properties or business; or (B) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of the capital stock or on any of the assets or properties of ADR or AD pursuant to any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which ADR or AD is a party or by which any of such interests or any of such assets or properties are bound or affected.

               (b) ADR further represents and warrants that, as of the date hereof, AD and/or its Permitted Transferees own (directly or beneficially) 100% of the outstanding shares of capital stock of ADR, which, absent the prior consent of FieldCo for so long as FieldCo shall remain a Member, which consent may be withheld for any reason whatsoever, the foregoing shall remain true for so long as AD, ADR and/or their respective Permitted Transferees have any direct or beneficial interest in the Company; provided, however, that AD may transfer shares of capital stock of ADR, and ADR may issue shares of capital stock of ADR or interests derivative thereof (e.g., options to acquire shares of capital stock of ADR or "phantom" interests in the net profits of ADR) to employees of AD, ADR or their respective Permitted Transferees, so long as such shares or interests do not entitle the holders thereof to an interest in more than 20% of the capital or profits of ADR.

        14.3.  FIELDCO REPRESENTATIONS, COVENANTS AND AGREEMENTS.

               (a) FieldCo represents and warrants that, as of the date hereof:
FieldCo is a duly organized, validly existing limited liability company, in good standing, under the laws of the State of Delaware. Field is an individual with his current principal place of residence in the State of California, and FieldCo and Field have all necessary power and authority to enter into, and to perform their obligations under this Agreement. This Agreement has been duly authorized by FieldCo and, upon execution, subject to the satisfaction of the conditions set forth in the Side Letter, will constitute a legal, valid and binding obligation of FieldCo and Field, as the case may be, enforceable against each of them in accordance with their respective terms except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal, state or local securities laws or by public policy. The execution, delivery and performance of this Agreement and all related agreements by FieldCo and Field, as the case may be, do not and will not: (A) violate, conflict with or result in the breach of any provision of FieldCo's Certificate of Formation or limited liability company agreement or any law or order of any court or other governmental authority applicable to FieldCo or Field, or any of their respective assets, properties or business; or (B) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of the Membership Interests or other equity interests or on any of the assets or properties of FieldCo or Field pursuant to any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which FieldCo or Field is a party or by which any of such interests or any of such assets or properties are bound or affected. FieldCo and Field have provided ADR with copies of all written contracts and have disclosed to ADR the terms of all material oral agreements to which any of them or any Affiliate is a party or has any obligation (1) with composers, lyricists, singers, musicians, or any other Person, in each case, directly relating to the production, manufacture or distribution of musical Recordings, (2) related to any indebtedness for borrowed money of FieldCo, or for which FieldCo is liable for repayment, (3) that limit or purport to limit the ability of FieldCo, Field or any of their respective Affiliates to compete in the Record Label Business, or (4) the performance of which would, or could reasonably be expected to have a material adverse effect on the business or financial condition of FieldCo, the Company, ADR or AD (all such contracts and pre-existing obligations are listed on Schedule 14.3).

               (b) FieldCo further warrants, represents and covenants that:

                   (i) As of the date hereof, FieldCo engages in no business or activity (and has no assets), other than the investment in the Company and cash investments (or cash equivalents, money market accounts or publicly traded securities), and, absent the prior consent of ADR, which may be withheld for any reason whatsoever, the foregoing shall remain true for so long as Field, FieldCo and/or its Permitted Transferees have any direct or beneficial interest in the Company;

                   (ii) As of the date hereof, Field and/or his Permitted Transferees own (directly or beneficially) 100% of the membership interests in FieldCo, which membership interest provides Field and/or his Permitted Transferees with a 100% ownership and economic interest in FieldCo and, absent the prior consent of ADR for so long as ADR shall remain a Member, which consent may be withheld for any reason whatsoever, the foregoing shall remain true for so long as Field, FieldCo and/or its Permitted Transferees have any direct or beneficial interest in the Company; provided, however, that FieldCo may issue membership interests in FieldCo or other interests derivative thereof (e.g., "phantom" interests in the net profits of FieldCo) to employees of the Company, so long as such interests do not entitle the holders thereof to an interest in more than 20% of the capital or profits of FieldCo; and provided, further, that FieldCo may convert into a corporation so long as it notifies ADR promptly following the occurrence of such a conversion. In the event FieldCo is converted into a corporation, the covenants and restrictions set forth in this Section 14.3(b) shall remain applicable, all references to FieldCo shall be deemed to refer to said corporation, and all references to membership interests of FieldCo shall be deemed to refer to stock of said corporation;

                   (iii) As of the date hereof, Field's membership interest in FieldCo is validly issued, fully paid and non-assessable; and

                   (iv) As of the date hereof, Field and his Permitted Transferees have the sole control over, and all voting rights with respect to the exercise by FieldCo of, all voting rights, consent rights, rights of approval and like rights and power under this Agreement and all related agreements, and, absent the prior consent of ADR for so long as ADR shall remain a Member, which consent may be withheld for any reason whatsoever, neither FieldCo nor Field shall voluntarily cause or allow the foregoing to cease to remain true for so long as Field, FieldCo and/or its Permitted Transferees have any direct or indirect interest in the Company;

        14.4. ADDITIONAL AGREEMENTS. Each of ADR and FieldCo shall further act in good faith with respect to all matters covered by this Agreement and the Exhibits hereto. Neither ADR nor FieldCo, or any party deriving rights from any of them, shall at any time hereunder do, or authorize any person to do, anything inconsistent with the agreements contained herein or which might diminish or impair any party's rights hereunder. Neither ADR nor any party deriving rights from ADR shall become liable by reason of any representation, act or omission of FieldCo that is contrary to the provisions hereof. Similarly, neither FieldCo nor or any party deriving rights from FieldCo shall become liable by reason of any representation, act or omission of ADR that is contrary to the provisions hereof.


                                  ARTICLE 15.

                                  MISCELLANEOUS

        15.1.  NOTICE. The addresses for notices are as set forth on Schedule
2.1 and may be changed by notice given to the Members, as aforesaid, by the party whose address for notice is to be changed. Except as expressly stated otherwise in this Agreement, all notices, requests, demands, approvals, consents, waivers and other communications under this Agreement shall be made in writing and shall be deemed to have been given (a) upon delivery, if delivered by hand, (b) upon receipt, if delivered by facsimile transmission to the fax number of the receiving party listed on Schedule 2.1, if receipt is confirmed electronically or by the addressee by return fax, (c) three days after being mailed first class, certified mail, return receipt requested, postage and registry fees prepaid, to the address set forth on Schedule 2.1, or (d) one Business Day after being delivered to a reputable overnight courier service, prepaid, marked for next day delivery, to the address set forth on Schedule 2.1, if the courier service obtains a signature acknowledging receipt.

        15.2. AMENDMENTS. This Agreement may be amended only with the approval of a Majority in Interest and in accordance with the provisions set forth herein.

        15.3. EXPENSES. Upon the Effective Date, the Company shall pay or reimburse the Members for the professional fees incurred in connection with this Agreement, subject to a maximum amount equal to $500,000 with respect to each Member. The foregoing payments shall constitute Advances thereunder.

        15.4.  SEVERABILITY.

               (a) It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, to the extent that a restriction contained in this Agreement is more restrictive than permitted by the laws of any jurisdiction where this Agreement may be subject to review and interpretation, the terms of such restriction, for the purpose only of the operation of such restriction in such jurisdiction, shall be the maximum restriction allowed by the laws of such jurisdiction and such restriction shall be deemed to have been revised accordingly herein.

               (b) If, notwithstanding the provisions of the foregoing paragraph, any provision of this Agreement or the application hereof is held to be wholly invalid, such invalidity shall not affect any other provisions or application of this Agreement that can be given effect without the invalid provisions or application, and to this end the provisions of this Agreement are hereby declared to be severable.

        15.5. GOVERNING LAW. This Agreement shall be interpreted and construed in accordance with the laws of the State of Delaware, without regard to choice of law principles. Any conflict or apparent conflict between this Agreement and the Act will be resolved in favor of this Agreement except as otherwise required by the Act. In any action or proceeding arising out of, related to, or in connection with this Agreement, the parties consent to be subject to the jurisdiction and venue of the Superior Court of the State of California in and for the County of Los Angeles and the United States

District Court for the Central District of California. Each of the parties consents to the service of process in any action commenced hereunder by certified or registered mail, return receipt requested, or by any other method or service acceptable under federal law or the laws of the State of California. AS TO ANY ACTION OR PROCEEDING ARISING OUT OF, RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHTS TO A TRIAL BY JURY.

        15.6. ENTIRE AGREEMENT. This Agreement, the Side Letter, the Loan and Security Agreement and the Field Employment Agreement are intended by the parties hereto as a final expression of their agreement, and are intended to be a complete and exclusive statement of the parties hereto and thereto in respect of the subject matter contained herein and therein.

        15.7. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement. The signatures of any Member to a counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

        15.8. BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of, the Members and their respective successors, heirs, executors, administrators, legal representatives, and permitted assigns.

        15.9. WAIVER. No consent or waiver, express or implied, by any Member to or of any breach or default by any other Member in the performance by such other Member of its obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such other Member of the same or any other obligation of such other Member hereunder. Failure on the part of a Member to complain of any act or failure to act of any other Member or to declare such other Member in default, irrespective of how long such failure or default continues, shall not constitute a waiver by such Member of its rights hereunder.

        15.10.  CONFIDENTIALITY.

               (a) The Company and the Members acknowledge and agree that each Member and the Company's customers may from time to time make certain of their confidential business information available to the Company. The Company and each Member agrees that it shall not disclose to any third party, except the disclosing party's attorneys or financial advisors, any information concerning the clients and customers (including their identities), trade secrets, methods, information about the Company's costs, profits, markets, sales, plans or strategies for development of the business of the Company, processes or procedures or other technical information, or any other confidential business information of the Company or any other party to this Agreement which it learns during the course of its performance of this Agreement, without the prior written consent of the other Members. Notwithstanding the preceding sentence, in the event a Member desires to Transfer its Units in accordance with this Agreement, such Member and/or its Controlling Affiliates may disclose confidential business information of the Company to a potential transferee, without consent, provided the transferee enters into a nondisclosure agreement reasonably acceptable to the Company prior to receiving such confidential business information. Each Member shall advise its attorneys and financial advisors that such information is confidential and that by receiving such information such attorneys and financial advisors are agreeing to be bound by this Section 15.10. Each Member agrees to be responsible for any breach of this
Section 15.10 by its attorneys or financial advisors.

               (b) The parties further acknowledge and agree that in the event of a breach or threatened breach of this Section 15.10, the Company would have no adequate remedy in money damages and, accordingly, shall be entitled to appropriate injunctive relief against such breach or threatened breach. The obligations contained in this Section 15.10 will survive the cancellation or other termination of this Agreement.

               (c) This Section 15.10 shall not prevent any disclosure of information to the extent required by applicable law or regulation. Any party required to make such disclosure, to the extent reasonably practicable, shall
(i) afford the Company the opportunity to seek to prevent such disclosure or obtain an appropriate protective order or other relief and (ii) cooperate with the Company's efforts to do so.

        15.11. NO RELIANCE BY THIRD PARTIES. The provisions of this Agreement are not for the benefit of any creditor or other Person other than a Member to whom any losses, debts, claims, expenses or encumbrances are owed by, or who otherwise has any claim against, the Company or any Member.

        15.12. SCHEDULES AND EXHIBITS. All schedules and exhibits of this Agreement are incorporated herein in their entirety.

        15.13. TERMS. Terms used with initial capital letters will have the meanings specified, applicable to both singular and plural forms, for all purposes of this Agreement. All pronouns (and any variation) will be deemed to refer to the masculine, feminine or neuter, as the identity of the Person may require. The singular or plural includes the other, as the context requires or permits. The word include (and any variation) is used in an illustrative sense rather than in a limiting sense. The word day means a calendar day, unless otherwise specified.

        15.14. TITLES. Titles and captions in this Agreement have been inserted as a matter of convenience only and do not define, limit or describe the scope of this Agreement of the intent of any of its provisions not control or affect the meaning or construction of any of the terms or provisions hereof.

        15.15. NO DRAFTING PRESUMPTION. In interpreting the provisions of this Agreement, no presumption shall apply against any Member that otherwise would operate against such Member by reason of such document having been drafted by such Member or at the direction of such Member or an Affiliate of such Member.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Operating Agreement as of the date set forth above.



"FIELDCO"                               "ADR"

Radar Records Holdings, LLC             ARTISTdirect Recordings, Inc.

By:  /s/ FREDERICK W. FIELD             By:  ARTISTdirect, Inc.
     ---------------------------        Its: Sole Shareholder
         Frederick W. Field
Its: Member
                                             By:  /s/ MARC GEIGER
                                                 ------------------------------
                                                      Marc Geiger
                                                 Its: Chief Executive Officer


                                        THE "COMPANY"

                                        ARTISTdirect RECORDS, L.L.C.

                                        By:  ARTISTdirect Recordings, Inc.
                                        Its: Member

                                             By:  ARTISTdirect, Inc.
                                             Its: Sole Shareholder

                                                  By:  /s/ MARC GEIGER
                                                 -------------------------------
                                                           Marc Geiger
                                                      Its: Chief Executive
                                                           Officer

                                        By:  Radar Records Holdings, LLC
                                        Its: Member

                                             By:  /s/ FREDERICK W. FIELD
                                                 -------------------------------
                                                      Frederick W. Field
                                                 Its: Member

                                   APPENDIX C

                           LOAN AND SECURITY AGREEMENT

        THIS LOAN AND SECURITY AGREEMENT (this "AGREEMENT"), dated May 31, 2001, is made and entered into between ARTISTdirect Records, L.L.C., a Delaware limited liability company (the "BORROWER") and ARTISTdirect Recordings, Inc., a Delaware corporation (the "LENDER"), and shall be effective upon the date that all of the conditions set forth in that certain side letter agreement of even date (the "Side Letter") among the Borrower, the Lender, ARTISTdirect, Inc. a Delaware corporation that is ADR's parent corporation ("AD"), Radar Records Holdings, LLC, a Delaware limited liability company ("FieldCo") and Frederick W. Field ("Field") shall have been satisfied or waived pursuant thereto (the "Effective Date").

                                    RECITALS

        WHEREAS, the Lender and FieldCo ("FIELDCO"), are the sole members of the Borrower pursuant to an Operating Agreement (the "OPERATING AGREEMENT") dated the date hereof; and

        WHEREAS, pursuant to the Operating Agreement, the Lender has agreed to provide certain loans to the Borrower, subject to and in accordance with the terms and conditions of the Operating Agreement and this Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

                                   ARTICLE 1.

                        DEFINITIONS AND ACCOUNTING TERMS

        1.1. CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). Capitalized terms used herein but not specifically defined shall have the meaning ascribed to them in the Operating Agreement:

        "ACCOUNTS" means all of the Borrower's accounts, as such term is defined in the California UCC, whether now or hereafter acquired.

        "ADDITIONAL SUBSTITUTE FINANCING" shall mean the amount of debt or equity financing, if any, that the Company obtains in connection with a Funding Default in excess of the Substitute Financing, which, when added to the Substitute Financing, equals the lesser of:

               (a) the amount by which $50,000,000 exceeds the outstanding Advances, plus interest, at the time of the Funding Default; or

               (b) the maximum amount that ADR could have been required to Advance to the Company following the Funding Default, based upon the Annual Advance Limitation, pro rated on a monthly basis over the remainder of the Initial Field Term.

        "ARBITRABLE DISPUTE" has the meaning specified in Section 5.2(c)(i) below.

        "AVAILABLE CASH" means, as of the last Business Day of the calendar quarter preceding the date payment is to be made pursuant to Section 2.3(a) below, the cash held by the Borrower in excess of the sum of (a) fifty percent (50%) of the total annual expenditures that the Annual Budget for such Fiscal Year projects will be covered by Advances during the entire such Fiscal Year and
(b) the amount necessary to cover those expenditures that the Borrower is then required to make within the next thirty (30) days.

        "CALIFORNIA UCC" means the Uniform Commercial Code as adopted and in force in the State of California, as from time to time in effect.

        "CAPITAL EXPENDITURES" means expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

        "CAPITALIZED LEASE OBLIGATION" means any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

        "COLLATERAL" has the meaning specified in Section 6.1(a) below.

        "COPYRIGHT MORTGAGE" means the Copyright Mortgage, dated the Effective Date, granted by the Borrower to the Lender, as amended, supplemented or otherwise modified from time to time, a copy of which is attached hereto as
Exhibit 1.

        "CUMULATIVE NET ANNUAL ADVANCE" shall mean the excess, if any, as of the applicable determination date, of the aggregate amount of Advances made pursuant to Section 5.1(d)(i) of the Operating Agreement, over the aggregate amount of expenditures made by the Borrower.

        "DEFAULT" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

        "DISTRIBUTOR" means any Person that becomes entitled to distribute Borrower's Records.

        "DISTRIBUTOR OBLIGATIONS" has the meaning set forth in Section 6.4(b) below.

        "EQUIPMENT" means all of the Borrower's equipment as defined in the California UCC, whether now or hereafter acquired.

        "EVENTS OF DEFAULT" has the meaning specified in Section 5.1 below.

        "EXCESS CASH FLOW" means, as of the last Business Day of the calendar quarter preceding the date payment is to be made pursuant to Section 2.3(a) below, the cash held by the Borrower in excess of the sum of the Cumulative Net Annual Advance plus the greater of:

               (a) the total annual expenditures that the Annual Budget for such Fiscal Year projects will be covered by Advances during the entire such Fiscal Year; or

               (b)    $12,000,000.

        "GAAP" means United States generally accepted accounting principles applied on a consistent basis.

        "GENERAL INTANGIBLES" means all personal property of the Borrower (including things in action) other than goods, Accounts, chattel paper, documents, instruments and money, whether now owned or hereafter created or acquired by the Borrower.

        "INDEBTEDNESS" means, as applied to a Person, without duplication:

               (a) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations;

               (b) all obligations of other Persons that such Person has guaranteed;

               (c) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person; and

               (d) in the case of the Borrower (without duplication), the Obligations.

        "INVENTORY" means all of the Borrower's inventory, as such term is defined in the California UCC, whether now or hereafter acquired.

        "INVESTMENT PROPERTY" means all of the Borrower's investment property, as such term is defined in the California UCC, whether now or hereafter acquired.

        "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for three (3) month deposits in U.S. dollars appearing on the Telerate page 3750 as of 11:00 a.m. (London Time) (a) on the Effective Date, and (b) thereafter on the first Business Day of each calendar month. If the rate described above does not appear on the Telerate System as of 11:00 a.m. (London Time) on the first Business Day of a particular calendar month, LIBOR shall mean the rate (rounded upwards as described above, if necessary) for three (3) month deposits in U.S. dollars on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on said date. If both the Telerate and Reuters system are unavailable, then the rate for said date will be determined on the basis of the offered rates for three (3) month deposits in U.S. dollars that are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time on said date, as selected by the Lender. The principal London office of each of the major London Banks so selected will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for said date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for said date will be determined on the basis of the rates quoted for three (3) month loans in U.S. dollars to leading European banks offered by major banks in New York City at approximately 11:00 a.m. New York City time, on said date. In the event that the Lender is unable to obtain any such quotation as provided above, the rate will be deemed to be the rate effective immediately prior to said date. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of any such bank then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

        "LIEN" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

        "MACHINERY" means all of the Borrower's machinery, as such term is defined in the California UCC, whether now or hereafter acquired.

        "MATURITY DATE" means the earliest of (a) the date upon which the Lender shall Transfer all of its Units in the Borrower pursuant to Section 10.2 of the Operating Agreement, (b) the date of the Liquidation of the Borrower pursuant to
Section 11.4 of the Operating Agreement or (c) December 31, 2015.

        "OPERATING AGREEMENT" has the meaning set forth in the Recitals, as it may be amended, supplemented or otherwise modified from time to time.

        "NOTE" has the meaning specified in Section 2.1 below.

        "OBLIGATIONS" means all Advances, together with all interest thereon.

        "POTENTIAL EVENT OF DEFAULT" has the meaning specified in Section 5.2(b) below.

        "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, all Accounts, Equipment, General Intangibles, Inventory, Investment Property and Machinery.

        "PROPOSED ACTION" has the meaning specified in Section 5.2(b) below.

        "PROPOSED ACTION NOTICE" has the meaning specified in Section 5.2(b) below.

        "PURCHASE MONEY INDEBTEDNESS" means and includes (a) Indebtedness (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (b) any Indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (c) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

        "QUALIFIED INTEREST" means the stated amount of interest on the principal amount of a loan, subject to a maximum in an amount equal to the interest that is reasonable and customary under the circumstances, and not more in the nature of disguised equity.

        "RESPONSE NOTICE" has the meaning specified in Section 5.2(b) below.

        "SENIOR FINANCIER(S)" has the meaning specified in Section 6.4 below.

        "SENIOR OBLIGATIONS" has the meaning specified in Section 6.4 below.

        "SPECIFIED RATE" means a rate equal to LIBOR plus four percent (4%); provided, however, that upon the occurrence and during the continuance of an Event of Default, such rate shall be increased by an additional two percent (2%).

        "SUBSIDIARY" means any Person more than fifty percent (50%) of the voting interest of which is owned, directly or indirectly, by the Borrower or any Subsidiary of the Borrower.

        "TRANSACTION DOCUMENTS" means, collectively, this Agreement, the Note, the Field Employment Agreement, the Operating Agreement, the Exhibits to the Operating Agreement, and all other documents, certificates or instruments related to any of the foregoing.

        1.2. COMPUTATION OF TIME PERIODS. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE 2.

                        AMOUNTS AND TERMS OF THE ADVANCES

        2.1. ADVANCES. The Lender agrees to make Advances available to the Borrower from time to time subject to, and in accordance with, the terms and conditions set forth herein and in the Operating Agreement. The Advances shall be evidenced by the promissory note in the form of Exhibit 2 hereto (the "NOTE"), which shall be executed and delivered by the Borrower prior to or simultaneously with borrowing any amounts hereunder.

        2.2.   INTEREST ACCRUAL AND COMPUTATION.

               (a) Generally. Interest on Advances shall accrue and compound quarterly at the Specified Rate with respect to the principal amount of each Advance from the date such Advance is drawn until the date such Advance is repaid.

               (b) Limitation. In no event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Note and charged or collected pursuant to the terms of this Agreement or pursuant to the Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement or the Note are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

               (c) Computation of Interest. Interest hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days.

        2.3.   PAYMENTS OF INTEREST; REPAYMENT.

               (a) Repayment of Advances; Payment of Interest. On the first Business Day of each calendar quarter prior to January 1, 2004, the Borrower shall repay the Advances, plus interest thereon, in an amount equal to the Borrower's then Excess Cash Flow. On the first Business Day of each calendar quarter commencing on January 1, 2004, the Borrower shall pay all accrued interest to the extent of the Borrower's then Available Cash and shall repay the Advances, in an amount which when added to the interest then paid, is equal to the Borrower's then Excess Cash Flow. In the event that the Borrower fails to pay interest to the extent of Available Cash as provided in the preceding sentence, then (i) the Borrower shall be deemed to have paid interest to the Lender to the extent of Available Cash and (ii) the Lender shall be deemed to have made an Advance to the Borrower in such amount. Any deemed Advances made by the Lender pursuant to the foregoing shall be treated as an Advance; provided, however, that the amount of such deemed Advance shall be disregarded for purposes of the Annual Advance Limitation.

               (b) Application of Payments and Collections. All payments received by the Lender by 12:00 noon, Pacific Time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon, Pacific Time, on any Business Day, or at any time on a day that is not a Business Day, shall be deemed received on the following Business Day.

               (c) FINAL REPAYMENT. The Borrower shall repay all outstanding Obligations to the Lender on the Maturity Date.

               (d) USE OF PROCEEDS. The proceeds of the Advances shall be used by the Borrower only as required or permitted under the Operating Agreement.

                                   ARTICLE 3.

                              CONDITIONS OF LENDING

        3.1. CONDITIONS PRECEDENT TO INITIAL LOAN. The obligation of the Lender to make its initial Advance is subject to the delivery to the Lender by, or on behalf of the Borrower, of each of the following:

               (a) This Agreement, the Note and each other Transaction Document, duly executed by the applicable parties hereto and thereto;

               (b)    The Copyright Mortgage, duly executed by the Borrower;

               (c) Executed copies of proper financing statements on Form UCC-1 or otherwise, to be filed under the Uniform Commercial Code of each jurisdiction as may be necessary or desirable to perfect the security interests granted to the Lender hereunder; and

               (d) Any other documents or instruments reasonably required or requested by the Lender.

        3.2. CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lender to make each Advance (including the initial Advance) shall be subject to the fulfillment of the following conditions precedent on the date of such Advance:

               (a) The Note, the Operating Agreement and the other Transaction Documents shall be in full force and effect; and

               (b) The Lender shall have received such documents or instruments as it may reasonably request or as may be required to create, perfect or continue the Lender's security interests in the Collateral; provided, that the parties hereto acknowledge that the confirmation of the perfection of any security interest in intellectual property may be received following the date hereof and that the failure to receive such confirmation shall not, in and of itself, affect the Lender's obligation to make any Advance.

                                   ARTICLE 4.

                            COVENANTS OF THE BORROWER

        4.1. AFFIRMATIVE COVENANTS. During the term of this Agreement, and thereafter for so long as there are any Obligations to the Lender, the Borrower covenants that, unless otherwise consented to by the Lender in writing, it shall:

               (a) At any time during which the Lender shall not be entitled to vote as a Member under the Operating Agreement, permit representatives of the Lender, from time to time, as often as may reasonably be requested by the Lender, but only during normal business hours and with prior notice, to visit and inspect the Properties of the Borrower, inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its certified public accountants (who shall be of recognized standing and selected by the Borrower but acceptable to the Lender), the Borrower's business, assets, liabilities, financial condition, business prospects and results of operations.

               (b) Promptly notify the Lender in writing of the occurrence of any Event of Default, or any event or the existence of any fact, which renders any representation, warranty or covenant in this Agreement or any of the other related agreements inaccurate, incomplete or misleading.

               (c) At any time during which the Lender shall not be entitled to vote as a Member under the Operating Agreement, keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to the Lender the following (all to be prepared in accordance with GAAP, unless the Borrower's certified public accountants concur in any change therein and such change is disclosed to the Lender and is consistent with GAAP):

                      (i) not later than 90 days after the close of each fiscal year of the Borrower, unaudited financial statements of the Borrower as of the end of such year, certified by the principal financial officer of the Borrower as prepared in accordance with GAAP and fairly presenting the financial position and results of operations of the Borrower for such fiscal year;

                      (ii) not later than 60 days after the end of each calendar quarter hereafter, including the last quarter of the Borrower's fiscal year, unaudited interim financial statements of the Borrower as of the end of such quarter and of the portion of the Borrower's financial year then elapsed, certified by the principal financial officer of the Borrower as prepared in accordance with GAAP and fairly presenting the financial position and results of operations of the Borrower for such quarter subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                      (iii) such other data and information (financial and otherwise) as the Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or the Borrower's financial condition or results of operations.

Concurrently with the delivery of the financial statements described in the preceding clause (i), the Borrower shall forward to the Lender a copy of the accountants' letter to the Borrower's management that is prepared in connection with such financial statements.

               (d) Comply in all material respects with all applicable laws, rules, regulations and orders;

               (e) Preserve and maintain its existence, rights (as contained in its constitutive documents and statute), business, and franchises;

               (f) If any of the Collateral at any time consists of instruments, documents, chattel paper or letters of credit, immediately upon receipt or creation of such Collateral, deliver such Collateral in its original form to the Lender, duly endorsed to the Lender or in blank or accompanied by appropriate stock or bond powers. Subject to Section 5.2 below, after an Event of Default, in its discretion, the Lender may, at any time and from time to time, in its name or the Borrower's, notify any account debtor or obligor of any Account included in the Collateral to make payment directly to the Lender.

               (g) At its sole cost and expense, perform all acts and execute and file all documents reasonably requested by the Lender from time to time to evidence, perfect, maintain or enforce the full benefits of this Agreement to the Lender, including the Lender's security interests granted under this Agreement and in the Copyright Mortgage and to effectuate or maintain the priority thereof or otherwise to carry out the provisions and purposes contained therein.

        4.2. NEGATIVE COVENANTS. At any time during which (w) the Lender shall not be entitled to vote as a Member under the Operating Agreement, (x) there shall have been achieved during the term of this Agreement aggregate outstanding Obligations equal to or in excess of $20,000,000, (y) there shall be Obligations in excess of $5,000,000; and (z) the term of this Agreement shall be continuing, the Borrower covenants that, unless the Lender has first consented thereto in writing, it will not:

               (a) Acquire, repurchase or redeem any Units or other Equity Securities in or of the Borrower, except pursuant to Articles 6 or 10 of the Operating Agreement or equity repurchases on established terms from employees other than Field;

               (b) Make any distributions upon any Units, other than minimum tax distributions pursuant to Section 8.1(b) of the Operating Agreement;

               (c) Merge or consolidate with any Person not engaged in the Record Label Business, except in a transaction in which all Obligations are paid in full, including without limitation, pursuant to Article 10 of the Operating Agreement; provided, however, that the Borrower shall promptly notify the Lender of the occurrence of any merger or consolidation of the Borrower for which the aforementioned consent of the Lender is not required;

               (d) Acquire a substantial portion of the assets or business of any Person, or any division or line of business thereof, if such assets, business, division or line of business is outside of the Record Label Business, or any assets with a Fair Market Value in excess of $5,000,000, except pursuant to Article 10 of the Operating Agreement;

               (e) Acquire any securities of, or other ownership interest in any Person, other than in accordance with Schedule 5.2(e), which is hereby incorporated herein;

               (f) Create or suffer to exist any Lien on or with respect to any of its Properties, whether now owned or hereafter acquired, including all or any part of the Collateral, or assign any right to receive income, other than
(i) the Liens granted in favor of the Lender herein and in the Copyright Mortgage, (ii) as contemplated in Article 6 of the Operating Agreement, (iii) any Lien upon Borrower's Inventory or accounts receivable granted to the Distributor (iv) to secure Purchase Money Indebtedness or (iv) any Lien that by its terms is subordinated to the Liens granted in favor of the Lender herein and in the Copyright Mortgage;

               (g) At any time create, incur, assume or suffer to exist any Indebtedness other than (i) the Indebtedness evidenced hereby, (ii) as contemplated in Article 6 of the Operating Agreement, (iii) to the Distributor,
(iv) Purchase Money Indebtedness or (v) Indebtedness that by its terms is subordinated to the Indebtedness evidenced hereby.

               (h) Enter into any agreement, arrangement or transaction with any Officer or Member, or any Affiliate, relative, beneficiary or employee of the foregoing, or with any employee of the Borrower, that calls for aggregate payment (other than payment of salary, bonus or reimbursement of reasonable expenses) in excess of $10,000, except pursuant to Article 6 of the Operating Agreement;

               (i) Enter into or modify the terms of any employment agreement or arrangement with Field in a manner that increases Field's compensation, benefits or perquisites; or

               (j) Cause or permit any Controlled Person of the Borrower to take any action if the Borrower could not take such action without the consent of the Lender.

                                   ARTICLE 5.

                                EVENTS OF DEFAULT

        5.1. EVENTS OF DEFAULT. If any of the following events (each, an "EVENT OF DEFAULT") shall occur and be continuing:

               (a) The Borrower shall fail to pay any principal of, or interest upon, any Advance when due;

               (b) The Borrower shall fail to perform or observe any term, representation, warranty, covenant or agreement contained in this Agreement to be performed or observed by the Borrower (i) in the case of any failure not susceptible to cure, upon written notice by the Lender to the Borrower of such failure and (ii) in the case of any failure susceptible to cure, at any time after thirty (30) days following written notice by the Lender to the Borrower of such failure, if such failure is not cured within said thirty (30) day period; provided, however, that if such failure susceptible to cure cannot be cured within such thirty (30) day period, it shall not be an Event of Default hereunder if Borrower shall commence such cure within such thirty (30) day period and thereafter diligently pursue such cure and cause its completion within a reasonable period thereafter.

               (c) The Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower, seeking to adjudicate either of them a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of either of them or their debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for either of them or for any substantial part of either of their property and, in the case of any such proceeding instituted against either of such parties (but not instituted by the particular party), either such proceeding shall remain undismissed or unstayed for a period of ninety (90) days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, the particular party or for any substantial part of its property) shall occur; or the Borrower shall take any action to authorize any of the actions set forth above in this
Section 5.1(c);

               (d) This Agreement, the Copyright Mortgage or any other similar or related agreement shall for any reason (other than pursuant to the respective terms hereof, including without limitation Section 6.4 below, or thereof) cease to create valid and perfected first priority liens on, and security interests in, the Collateral purported to be covered thereby, and Borrower shall fail to cause such liens and security interests to be replaced within thirty (30) days following written notice by the Lender to the Borrower of such event;

               (e) Any event of default shall occur and be continuing under any Senior Obligation;

               (f) Any final judgment or order for the payment of money in excess of Fifty Thousand Dollars ($50,000) shall be rendered against the Borrower, and such judgment or order remain unsatisfied or unbonded for a period of sixty (60) days;

then, and in any such event, subject to Section 5.2 below, the Lender, in addition to any rights and remedies it may have under Sections 4.1(f) above or
6.2 below, may, by notice to the

Borrower at any time thereafter, suspend or terminate its obligation to make further Advances hereunder, and declare the Note and the Obligations to be forthwith due and payable, whereupon the Note and the Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that, notwithstanding anything to the contrary contained in this Agreement, in the event of an actual or deemed entry of an order for relief with respect to the Borrower or FieldCo under the Federal Bankruptcy Code, the Lender's obligation to make further Advances hereunder shall automatically be terminated and the Note and the Obligations shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

        5.2.   THE LENDER'S ACTIONS.

               (a) No Event of Default shall be deemed to have occurred if the act or omission that would otherwise constitute an Event of Default by the Borrower hereunder is caused by an act or omission by the Lender which constitutes a breach or default by the Lender of the Lender's obligations as a Member under the Operating Agreement.

               (b) In the event that (i) prior to a termination of the Field Term due to a Covered Field Termination, Field's Disability or Field's death, FieldCo desires that the Borrower take a particular reasonable action (the "PROPOSED ACTION") in order to avoid an Event of Default (the "POTENTIAL EVENT OF DEFAULT") and (ii) the Borrower's taking the Proposed Action requires the consent of the Lender as a Member pursuant to the Operating Agreement, then FieldCo shall provide the Lender a notice (the "PROPOSED ACTION NOTICE") containing a description of the Potential Event of Default, the Proposed Action and the reason(s) that FieldCo believes it appropriate for the Borrower to take the Proposed Action. Within five (5) Business Days of its receipt of the Proposed Action Notice the Lender shall send a notice to FieldCo (the "RESPONSE NOTICE") indicating either (A) that the Lender will consent (in the Lender's capacity as a Member) to the Borrower's taking the Proposed Action or (B) the reason(s) that the Lender does not believe it appropriate for the Borrower to take the Proposed Action. In the event that the Lender indicates in the Response Notice that the Lender does not believe it appropriate for the Borrower to take the Proposed Action, and the Borrower's not taking the Proposed Action causes the Potential Event of Default to become an Event of Default, then FieldCo (on behalf of the Borrower) shall have the right to institute an arbitration proceeding pursuant to Section 5.2(c) below within five (5) Business Days following such Event of Default, in which case such Event of Default (and only such Event of Default) shall be deemed not to constitute an Event of Default unless and until the arbitrator shall determine that, under the circumstances (including without limitation the likelihood or possibility that, although the Borrower's taking the Proposed Action may forestall the applicable Potential Event of Default from becoming an Event of Default, other Events of Default are likely to occur), the Lender (in its capacity as a Member) was acting reasonably in not approving the Borrower's taking the Proposed Action.

               (c)    (i)    In the event of a dispute between FieldCo (on
behalf of the Borrower) and the Lender as to whether the Lender acted reasonably in not approving the Borrower's taking a particular Proposed Action (an "ARBITRABLE DISPUTE"), then solely as to such Arbitrable Dispute (and not as to any other disputes under this Agreement, as such other disputes shall be settled in accordance with Section 7.8 below), the Arbitrable Dispute shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this
Section 5.2(c) and the then most applicable rules of the American Arbitration Association. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be decided within ninety (90) days of the filing of a petition to arbitration. Such arbitration shall be administered by the American Arbitration

Association and shall be the exclusive remedy for determining any Arbitrable Dispute. The arbitrator shall be instructed to determine whether the Lender acted unreasonably in not approving the Approved Action, taking into account all relevant facts and circumstances, including without limitation the circumstances giving rise to the Potential Event of Default, whether the Potential Event of Default involves nonpayment to the Lender or any other Person, the magnitude of the Proposed Action compared to the magnitude of the nonpayment, and the potential for or likelihood of future breaches.

                      (ii) If FieldCo and the Lender are unable to agree upon an arbitrator, they shall select a single arbitrator from a list of fifteen arbitrators drawn by them at random from the "Independent" (or "Gold Card") list of retired judges or, at the Lender's option, from a list of fifteen persons (which shall be retired judges or litigation attorneys experienced in lending matters) provided by the American Arbitration Association. If FieldCo and the Lender are unable to agree upon an arbitrator from the list so drawn, then they shall each strike names alternately from the list, with the first to strike being determined by lot. After each of FieldCo and the Lender has used seven strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, FieldCo and the Lender shall repeat this process until an arbitrator is selected.

                      (iii) In the event of an Arbitrable Dispute, FieldCo (on behalf of the Borrower) and the Lender shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties in respect of the specific Arbitrable Dispute, and shall be expressly limited to such Arbitrable Dispute and shall not extend to any other matters or disputes. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that it would be entitled to summary judgment if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

                      (iv) Unless mutually agreed by the parties otherwise, any such arbitration shall take place in the City of Los Angeles, California.

                      (v) During the continuance of any arbitration pursuant to this Section 5.2(c), Borrower shall not enter into or modify the terms of any agreement, contract or arrangement without the prior written approval of the Lender, except an agreement, contract or arrangement that:

                      (A) is required for the Borrower to honor its then existing contractual obligations; or

                      (B) previously was approved by the Lender (in its capacity as a Member) pursuant to the Operating Agreement.

                                   ARTICLE 6.

                                    SECURITY

        6.1.   GRANT OF SECURITY INTEREST.

               (a) In consideration of the Advances and as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants to the Lender a continuing first priority security interest in (subject to Section 6.4 below), and the Borrower assigns as security to the Lender, all of the Borrower's right, title and interest in, to and under, the following, whether now owned or later acquired, including all of the following Property and interests in Property of the Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located (the "COLLATERAL"):

                      (i)    Accounts;

                      (ii)   Inventory;

                      (iii)  Equipment;

                      (iv)   General Intangibles;

                      (v)    Investment Property;

                      (vi)   Machinery;

                      (vii) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of the Lender or a bailee or Affiliate of the Lender;

                      (viii) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (vi) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                      (ix) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of the Borrower pertaining to any of (i) through (vii) above.

               (b) Subject to Sections 4.2(f) above and 6.4 below, the Borrower, without the written consent of the Lender, shall not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, or create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness of any Person, other than in the ordinary course of business.

               (c) Subject to Sections 4.2(f) above and 6.4 below, the Lender shall have continuing first priority security interests with respect to all of the Collateral and such first priority security interests shall (i) remain in full force and effect until the Obligations have been satisfied in full, (ii) be binding upon the Borrower, its successors and assigns and (iii) inure to the benefit of the Lender and its successors, transferees and assigns. Upon the indefeasible satisfaction in full of all of the Obligations, the Lender shall return to the Borrower such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

        6.2. REMEDIES WITH RESPECT TO COLLATERAL. Subject to Section 5.2 above, if any Event of Default shall have occurred and be continuing, in addition to any other rights and remedies of the Lender under this Agreement or any of the Transaction Documents or applicable law, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently:

               (a) The Lender may exercise in respect of the Collateral, all the rights and remedies of a secured party upon default under the California UCC (whether or not the California UCC applies to the affected Collateral) and also may enter upon any premises on which any Collateral may be located and, without resistance or interference by the Borrower, take possession of the Collateral or dispose of any Collateral on any such premises. Additionally, the Lender may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and (ii) remove any Collateral from any premises on which it is located and, without notice except as specified below, sell, resell, lease, assign, deliver, or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as are commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore and such sale may, without further notice, be made at the time and place to which it was so adjourned. Nothing set forth herein shall be deemed to prevent the Lender from purchasing the Collateral in accordance with the terms set forth herein.

               (b) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and then or at any time thereafter applied (after reimbursement to the Lender of any costs incurred in such sale or in otherwise enforcing its rights under this Agreement) in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

               (c) The Lender may exercise any and all rights and remedies of the Borrower under or in connection with the Collateral, including, without limitation, any and all rights of the Borrower to demand or otherwise require payment of any amount under, or performance of any provision of, any agreement related to such Collateral and executed by the parties hereto or by the Borrower in favor of the Lender.

               (d) All payments received by the Borrower under or in connection with any agreement or otherwise in respect of any of the other Collateral shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement).

        6.3. THE LENDER APPOINTED ATTORNEY-IN-FACT. The Borrower hereby irrevocably appoints the Lender and each of its designees or agents, the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Lender's discretion, solely to take any commercially reasonable action and to execute any instrument that is commercially reasonable and/or appropriate to accomplish the purposes of this Agreement and the Note, including, without limitation:

               (a) To ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

               (b) To receive, endorse and collect any drafts or other instruments, documents and chattel paper;

               (c) To file any claims or take any action or institute any proceedings that the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of, or the rights of the Lender with respect to, any of the Collateral; and

               (d) To execute and file any and all documents required to evidence, perfect, maintain or enforce the Lender's security interests in the Collateral.

        6.4.   SUBORDINATION.

               (a) Upon Substitute Financing. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of a Substitute Financing that takes the form of debt financing, or equity financing with a first priority payment preference (whether or not upon Liquidation): (i) all of the Obligations shall be fully subordinated in all respects to any and all obligations of the Borrower to repay principal or Qualified Interest or return the amount invested to the provider(s) of such financing (the "SENIOR FINANCIER(S)") in respect of the Substitute Financing and the Additional Substitute Financing (the principal, Qualified Interest or invested amount of such Substitute Financing or Additional Substitute Financing, the "SENIOR OBLIGATIONS"); (ii) the Lender's Security Interest in the Collateral shall be fully subordinated in all respects to any security interest granted to the Senior Financiers in connection with the Senior Obligations; (iii) unless the Senior Financiers agree otherwise, no payments may be made in respect of the Obligations until all such Senior Obligations have been repaid in full; and (iv) upon any distribution to creditors of the Borrower in a liquidation, receivership or similar proceeding relating to the Borrower or its assets or property, the Senior Financier(s), as the holder(s) of the Senior Obligations, shall be entitled to payment in full of the Senior Obligations before the Lender shall be entitled to receive any payment in respect of the Obligations. For the avoidance of doubt, any debt financing or equity financing received by Borrower in excess of the Senior Obligations shall be fully subordinated in all respects to the Obligations.

               (b) To a Distributor. Notwithstanding anything to the contrary contained in this Agreement, to the extent that a Distributor shall require that the Obligations be subordinated to the obligations of Borrower to such Distributor pursuant to the distribution agreement between Borrower and such Distributor ("DISTRIBUTOR OBLIGATIONS"), the Obligations shall be so subordinated. Furthermore, to the extent that a Distributor requires a first priority security interest in Borrower's accounts receivable and/or Inventory, the security interest of Lender in Borrower's accounts receivable and/or Inventory shall be subordinated to the security interest granted to such Distributor. Upon receipt by the Lender of a notice accurately indicating that an event of default has occurred with respect to any Distributor Obligations, and during the continuance of such default, no payments may be made in respect of the Obligations until all such Distributor Obligations have been repaid in full; and upon any distribution to creditors of the Borrower in a liquidation, receivership or similar proceeding relating to the Borrower or its assets or property, the applicable Distributor, as the holder of Distributor Obligations, shall be entitled to payment in full of such Distributor Obligations before the Lender shall be entitled to receive any payment in respect of the Obligations.

               (c) Intercreditor Agreement. In connection with any transaction contemplated by this Section 6.4, upon the reasonable request of the Borrower, the Lender shall enter into a customary intercreditor agreement in a form reasonably acceptable to the Lender.

               (d) Further Assurances. The Lender agrees that at any time and from time to time, it will promptly execute and deliver all further instruments and documents and take all further action, that may be necessary or reasonably desirable or that the Borrower may reasonably request, in order to carry out and consummate the matters contemplated in this Section 6.4.

                                   ARTICLE 7.
                                  MISCELLANEOUS

        7.1. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and the Borrower and then such waiver of consent shall be effective only in the specific instance and for the specific purpose for which given.

        7.2. NOTICES, ETC. Except as expressly stated otherwise in this Agreement, all notices, requests, demands, approvals, consents, waivers and other communications under this Agreement shall be made in writing and shall be deemed to have been given (a) upon delivery, if delivered by hand, (b) upon receipt, if delivered by facsimile transmission to the fax number of the receiving party set forth below, if receipt is confirmed electronically or by the addressee by return fax, (c) three days after being mailed first class, certified mail, return receipt requested, postage and registry fees prepaid, to the address set forth below, or (d) one Business Day after being delivered to a reputable overnight courier service, prepaid, marked for next day delivery, to the address set forth below, if the courier service obtains a signature acknowledging receipt. Notices to the Borrower shall be sent to: c/o ARTISTdirect Recordings, Inc., 5670 Wilshire Boulevard, Suite 200, Los Angeles, California 90036, Facsimile: (323) 634-4299, Attn: Chief Executive Officer; and c/o Radar Records Holdings, LLC, 10900 Wilshire Boulevard, Suite 1400, Los Angeles, CA 90024, Facsimile: (310) 208-1197, Attn: Frederick W. Field. Courtesy copies of all notices to Borrower to: Legal & Business Affairs Department, ARTISTdirect, Inc., 5670 Wilshire Boulevard, Suite 200, Los Angeles, California 90036, Facsimile: (323) 634-4299, Attn: Angie Rho; Lenard & Gonzalez LLP, 1801 Century Park West, 6th Floor, Los Angeles, California 90067, Facsimile: (310) 552-0740, Attn: Allen D. Lenard, Esq.; Ziffren Brittenham Branca & Fischer LLP, 1801 Century Park West, 6th Floor, Los Angeles, California 90067, Facsimile:
(310) 553-7068, Attn: Gary S. Stiffelman, Esq. Notices to the Lender shall be sent to: ARTISTdirect Recordings, Inc., 5670 Wilshire Boulevard, Suite 200, Los Angeles, California 90036, Attn: Chief Executive Officer, with courtesy copies to: Legal & Business Affairs Department, ARTISTdirect, Inc., 5670 Wilshire Boulevard, Suite 200, Los Angeles, California 90036, Attn: Angie Rho, and Allen
D. Lenard, Esq., Lenard & Gonzalez LLP, 1801 Century Park West, 6th Floor, Los Angeles, California 90067.

        7.3. NO WAIVER; REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        7.4.   COSTS, EXPENSES AND TAXES.

               (a) The Borrower agrees to pay on demand all losses, costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the negotiation, execution and/or enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement or the Note and any other instruments and documents delivered in connection herewith or therewith, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution, delivery or filing of this Agreement, the Note or any other instruments and documents delivered in connection herewith, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

               (b) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 7.4 shall survive the payment in full of the principal and all other amounts payable under this Agreement or the Note.

        7.5. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

        7.6.   SEVERABILITY.

               (a) It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, to the extent that a restriction contained in this Agreement is more restrictive than permitted by the laws of any jurisdiction where this Agreement may be subject to review and interpretation, the terms of such restriction, for the purpose only of the operation of such restriction in such jurisdiction, shall be the maximum restriction allowed by the laws of such jurisdiction and such restriction shall be deemed to have been revised accordingly herein.

               (b) If, notwithstanding the provisions of the foregoing paragraph, any provision of this Agreement or the application hereof is held to be wholly invalid, such invalidity shall not affect any other provisions or application of this Agreement that can be given effect without the invalid provisions or application, and to this end the provisions of this Agreement are hereby declared to be severable.

        7.7. NO DRAFTING PRESUMPTION. In interpreting the provisions of this Agreement, no presumption shall apply against any party that otherwise would operate against such party by reason of such document having been drafted by such party or at the direction of such party or an Affiliate of such party.

        7.8.   GOVERNING LAW, JURISDICTION, WAIVER OF JURY TRIAL, ETC.

               (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without regard to any principles of choice of law.

               (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any California state court or federal court of the United States of America sitting in the Central District of the State of California, situated in Los Angeles County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Note, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such California state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

               (c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Note in any California state court or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (d) Each of the Borrower and the Lender hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the Note or the actions of the Lender in the negotiation, administration, performance or enforcement thereof.

        7.9. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement. The signatures of any party to a counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

        7.10. FURTHER ASSURANCES. The Borrower agrees that at any time and from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents (including, without limitation, any financing statements and any amendments to financing statements) and take all further action, that may be necessary or reasonably desirable or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral or to carry out and consummate the matters contemplated herein and in the Transaction Documents.

IN WITNESS WHEREOF, each of the Borrower and the Lender has caused this Agreement to be executed by its officer thereunto duly authorized, as of the date first above written.

"BORROWER"                                 "LENDER"

ARTISTdirect Records, L.L.C.               ARTISTdirect Recordings, Inc.

By:  ARTISTdirect Recordings, Inc.         By:  ARTISTdirect, Inc.
Its: Member                                Its: Sole Shareholder

     By:  ARTISTdirect, Inc.                    By:  /s/ MARC GEIGER
     Its: Sole Shareholder                          ----------------------------
                                                         Marc Geiger
                                                    Its: Chief Executive Officer

          By:  /s/ MARC GEIGER
              -------------------------
                   Marc Geiger
              Its: Chief Executive
                   Officer

By:  Radar Records Holdings, LLC
Its: Member

     By:  /s/ FREDERICK W. FIELD
         ------------------------------
              Frederick W. Field
         Its: Member

ACCEPTED AND AGREED INSOFAR
AS THE FOREGOING CONCERNS
RADAR RECORDS HOLDINGS, LLC:

Radar Records Holdings, LLC

By:  /s/ FREDERICK W. FIELD
    ---------------------------
         Frederick W. Field
    Its: Member

                                    EXHIBIT 1

                             MORTGAGE OF COPYRIGHTS

        KNOW ALL MEN BY THESE PRESENTS THAT, for good and valuable consideration, receipt whereof is hereby acknowledged, the undersigned, ARTISTdirect Records, L.L.C. (the "Mortgagor"), does hereby collaterally mortgage and assign for collateral security to ARTISTdirect Recordings, Inc., a Delaware corporation (the "Mortgagee"), its successors and assigns, all of Mortgagor's right, title and interest in and to any and all copyrights which Mortgagor now has or may acquire in the future. This mortgage is executed for collateral security to Mortgagee to the extent and for purposes set forth in connection with the Advances made pursuant to the terms of the Loan and Security Agreement dated May 31, 2001 between Mortgagor and Mortgagee.

        Upon the final and indefeasible payment to Mortgagee of the obligation secured hereby, this Mortgage shall automatically terminate.

        IN WITNESS WHEREOF, the undersigned has executed this Mortgage on this ___ day of______, 2001.


ARTISTdirect RECORDS, L.L.C.


By:  /s/ FREDERICK W. FIELD
    ------------------------------
         Frederick W. Field
    Its: Chief Executive Officer


STATE OF CALIFORNIA

                      ss.:

COUNTY OF LOS ANGELES


On the ____ day of ___________, 2001 before me personally came
_________________, to me known to be the ___________ of Mortgagor described in and who executed the foregoing instrument, and acknowledged that he executed the same.


_____________________
Notary Public

                              REVOLVING CREDIT NOTE

$50,000,000
Los Angeles, California                                            _______, 2001

        FOR VALUE RECEIVED, the undersigned, ARTISTdirect Records, L.L.C., a Delaware limited liability company (the " Borrower"), hereby unconditionally promises to pay to the order of ARTISTdirect Recordings, Inc., a Delaware corporation (the "Lender"), in lawful money of the United States of America and in immediately available funds, on the dates and in the location and manner provided in the Loan and Security Agreement dated May 31, 2001 between the Borrower and the Lender (as amended, supplemented or otherwise modified from time to time, the "Loan and Security Agreement") and the Operating Agreement of the Borrower dated May 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "Operating Agreement"), the principal sum of $50,000,000 or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower pursuant to the Loan and Security Agreement and the Operating Agreement. Capitalized terms not otherwise defined herein shall have the meanings specified in the Loan and Security Agreement.

        Advances shall be made to the Borrower as described in the Loan and Security Agreement and the Operating Agreement. The holder of this Note shall endorse on the schedule annexed hereto and made a part hereof the date and amount of each Advance made pursuant to the Loan and Security Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement constitutes prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement will not affect the obligations of the Borrower in respect of such Advance.

        This Note (a) is the Note referred to in Section 2.1 of the Loan and Security Agreement and (b) is subject to the provisions of the Loan and Security Agreement and the Operating Agreement. This Note is secured as provided in the Loan and Security Agreement. Reference is hereby made to the Loan and Security Agreement for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof.

        Advances under this Note shall bear interest at the Specified Rate as set forth in the Loan and Security Agreement. The principal amount of all such Advances, and interest thereon, shall be payable as set forth in the Loan and Security Agreement.

        Upon the occurrence of any one or more of the Events of Default set forth in the Loan and Security Agreement, all amounts then remaining unpaid on this Note will become, or may be declared to be, immediately due and payable, all as provided in the Loan and Security Agreement. The terms of this Note shall be conclusive and binding on the Borrower absent manifest error.

        All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

        It is the desire and intent of the parties hereto that the provisions of this Note shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, to the extent that a restriction contained in this Note is more restrictive than permitted by the laws of any jurisdiction where this Agreement may be subject to review and interpretation, the terms of such restriction, for the purpose only of the operation of such restriction in such jurisdiction, shall be the maximum restriction allowed by the laws of such jurisdiction and such restriction shall be deemed to have been revised accordingly herein.

        If, notwithstanding the provisions of the foregoing paragraph, any provision of this Note or the application hereof is held to be wholly invalid, such invalidity shall not affect any other provisions or application of this Note that can be given effect without the invalid provisions or application, and to this end the provisions of this Note are hereby declared to be severable.

        In interpreting the provisions of this Note, no presumption shall apply against any party that otherwise would operate against such party by reason of such document having been drafted by such party or at the direction of such party or an Affiliate of such party.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ANY PRINCIPLES OF CHOICE OF LAW.


ARTISTdirect RECORDS, L.L.C.


By:  _____________________________
     Frederick W. Field
Its: Chief Executive Officer

                           SCHEDULE OF REVOLVING LOANS


                      PRINCIPAL           OUTSTANDING
                   AMOUNT BORROWED         PRINCIPAL
    DATE             OR REPAID*             BALANCE                 SIGNATURE BY HOLDER
-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

-------------      ----------------      ---------------      ---------------------------------

--------------------------------------
*  +  indicates principal amounts borrowed
   -  indicates principal amounts repaid
-

                                   APPENDIX D

                                   APPENDIX D

                            CERTIFICATE OF AMENDMENT
                                     OF THE
             THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               ARTISTDIRECT, INC.

                    Adopted in accordance with the provisions of Section 242 of the General Corporation
                          Law of the State of Delaware

         ARTISTdirect, Inc., (the "Corporation"), a corporation organized and existing under the laws of the State of Delaware, by its duly authorized officers, does hereby certify that:

         FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation's Third Amended and Restated Certificate of Incorporation to reclassify, change, and convert each ten (10) outstanding shares of the Corporation's Common Stock, par value $0.01 per share, into one (1) share of Common Stock, par value $0.01 per share; (ii) declaring such amendment to be advisable and (iii) directing that such amendment be considered at the 2001 Annual Meeting of Stockholders.

         SECOND: That upon the effectiveness of this Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation, the Third Amended and Restated Certificate of Incorporation is hereby amended by adding a new Article TENTH to read as follows:

                                   "ARTICLE X

               Each ten shares of the Common Stock, par value $0.01 per share, of the Corporation issued and outstanding or held in treasury as of 12:01 a.m. Pacific Daylight Savings Time on June 29, 2001 (the "Effective Time") shall be reclassified as and changed into one (1) share of Common Stock, par value $0.01 per share, of the Corporation, without any action by the holders thereof. Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by ten shall, with respect to such fractional interest, be entitled to receive from the Corporation cash in an amount equal to such fractional interest multiplied by the average of the closing bid and closing asked prices of the Common Stock as last reported on The Nasdaq National Market immediately prior to the Effective Time."

         THIRD: That, in accordance with the provisions of the Delaware General Corporation Law, the holders of a majority of the outstanding Common Stock of the Corporation entitled to vote thereon affirmatively voted in favor of the amendment at the 2001 Annual Meeting of Stockholders held on June 29, 2001.

         FOURTH: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and stockholders of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation to be executed by Marc P. Geiger, its Chairman and Chief Executive Officer, and attested to by James B. Carroll, its Executive Vice President, Chief Financial Officer and Secretary, this 29th day of June, 2001.


                                               ARTISTDIRECT, INC.


                                               By:
                                                   -----------------------------
                                                   Marc P. Geiger
                                                   Chairman and Chief Executive
                                                   Officer


ATTEST:



-----------------------------------
    James B. Carroll
    Executive Vice President, Chief
    Financial Officer and Secretary

                                   EXHIBIT 1

                              EMPLOYMENT AGREEMENT


        THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated May 31, 2001, is entered into between ARTISTdirect, Inc., a Delaware corporation ("Company") and Frederick W. Field ("Employee"), and shall be effective upon the date that all of the conditions set forth in that certain side letter agreement of even date (the "Side Letter") among Company, ARTISTdirect Recordings, Inc. ("ADR"), Employee, Radar Records Holdings, LLC, a Delaware limited liability company ("FieldCo"), and ARTISTdirect Records, L.L.C. (the "Label") shall have been satisfied (the "Effective Date").


                                    RECITALS

        WHEREAS, Company desires to employ Employee to serve Company and its subsidiaries, and Employee desires to be so employed by Company, on the terms and subject to the conditions hereinafter set forth.


                                    AGREEMENT

        NOW, THEREFORE, the parties hereto have agreed, and do hereby mutually agree, as follows:

1. Employment and Duties. Subject to the other terms and conditions set forth herein, Company hereby employs Employee, and Employee agrees to be employed by Company, as Chairman and Chief Executive Officer. Employee shall be Company's most senior executive. Employee shall report solely and directly to Company's Board of Directors (the "Board"). During the Term, Employee shall faithfully perform to the best of his ability all services and acts as both (a) are consistent with his title and position and (b) may reasonably be assigned to him by the Board.

2.      Devotion.

        (a) During the Term, Employee shall devote his business time, skill and energies exclusively to the business of Company and its subsidiaries from time to time (the "Subsidiaries"), which shall include Sno-Core, LLC, notwithstanding that Company has less than a fifty percent (50%) interest therein.

        (b) It is hereby acknowledged that, concurrently with the execution of this Agreement, Employee and the Label, which is a Subsidiary, are entering into an employment agreement whereby, subject to the satisfaction of the conditions set forth in the Side Letter, Employee shall become the Chief Executive Officer of the Label (the "Label Employment Agreement") and that, subject to the Side Letter, FieldCo, which is an affiliate of Employee, is being issued units of membership interest in the Label. In light of the foregoing, it is specifically acknowledged and agreed that the performance of Employee's services to the Label pursuant to the Label Employment Agreement shall not be deemed to be a breach of this Agreement so long as the performance by Employee of his duties hereunder are not materially and adversely affected thereby. In addition, provided such activities do not unreasonably interfere with the performance by Employee of his duties hereunder, Employee shall be entitled to devote not more than twenty percent (20%) of his total business time, measured upon a yearly basis, to the motion picture and television activities of Radar Pictures, LLC and service on the board of directors of each of the following companies: Huge Click, Interland, Load Media, Omnipod, Strategic Data Corporation and E-Vox (such activities and service, collectively, the "Permitted Outside Activities"). Employee shall be entitled to retain for his own account the proceeds earned by Employee from the Permitted Outside Activities.

3. Limitation on Authority. Employee shall not make or give on behalf of Company and/or ADR, any approval, vote, consent, decision or determination concerning the Label that the Operating Agreement of the Label explicitly reserves to ADR, the Founding Members or a Majority in Interest, but rather, Employee shall refer each such approval, vote, consent, decision or determination to the Board, in order that the Board may make or give such approval, vote, consent, decision or determination on behalf of Company and/or ADR. Furthermore, Employee shall abstain from voting in any such decision or determination of the Board; provided, however, that Employee need not abstain from giving his consent as a director in any unanimous written consent of the Board.

4. Principal Place of Employment. During the Term, Employee's place of employment shall be at the principal offices of Company in the Los Angeles area; provided, however, it is agreed that Employee will be expected to travel from time to time at Company's expense in accordance with the provisions of Section 7(c) below.

5. Term. The term of Employee's employment shall commence on the Effective Date and continue for five years (the "Term"), unless terminated sooner as provided in Section 8 below.

6. Compensation. For all services to be rendered by Employee hereunder (other than to the Label), Employee shall be paid by Company the amounts set forth in this Section 6. Except as specifically provided in the Label Employment Agreement, Employee shall not be entitled to additional compensation for performing any services consistent with his duties hereunder for any Subsidiary.

        (a) Base Salary. Company shall pay Employee a base salary at the annual rate of Five Hundred Thousand Dollars ($500,000), payable in accordance with Company's standard payment schedule for employees.

        (b) Participation in Executive Bonus Pool. Employee shall be entitled to participate in Company's executive performance bonus pool, the details of which participation and plan shall be determined by the Compensation Committee of the Board.

        (c) Stock Options. Pursuant to Notices of Grant of Stock Option substantially in the forms attached hereto as Exhibits 1, 2 and 3, Company shall issue Employee three options to acquire shares of common stock in Company.

Amounts payable to Employee pursuant to this Section 6 shall be subject to required withholdings and reviewed for any increases annually by the Compensation Committee of the Board, provided that any increases shall be in the sole discretion thereof.

7.      Employee Benefits; Reimbursement for Expenses.

        (a) Employee shall be entitled to participate in such Company retirement, profit sharing and pension plans and life and other insurance programs, as well as other benefit programs (other than employee bonus plans), which are available to the other most senior executives of Company, subject to Company's policies with respect to all of such benefits or insurance programs or plans, and the terms thereof, which policies and terms may include limitations on the eligibility of a Company employee to participate simultaneously in both

Company benefit plans and Subsidiary benefit plans; provided, however, that notwithstanding anything herein to the contrary, Company shall not be obligated to institute or maintain any particular benefit or insurance program or plan or aspect thereof.

        (b) Employee shall be entitled to not less than four (4) weeks' vacation during each year of the Term hereof to be scheduled at mutually agreeable times and accrued and taken in accordance with Company policy. For the avoidance of doubt, any vacation to be taken by Employee pursuant to this Agreement shall be taken simultaneously with any vacation to be taken by Employee pursuant to the Label Employment Agreement.

        (c) Company agrees to reimburse Employee for such reasonable and necessary out-of-pocket expenses incurred by Employee during the Term in the performing of services for Company, including but not limited to for business-related travel (first class), hotel, meals, telephone calls and entertainment. If Employee shall travel in respect of both any Permitted Outside Activity and Company business, Employee shall only seek and be entitled to those expenses reasonably allocable to his pursuit of Company business. As a condition to the reimbursement of such expenses by Company to Employee, Employee shall provide Company with copies of invoices, receipts or other satisfactory documentation in sufficient detail to allow Company to confirm the business nature of the expenses and claim an income tax deduction for such paid items, if such items are deductible. The obligations of Company to make the reimbursements specified hereunder for approved expenses accrued prior to the effective date of termination of this Agreement shall survive any termination of the Term.

8.      Termination.

        (a) Company may terminate Employee's employment hereunder after the occurrence and during the continuance of any Disability of Employee, upon thirty
(30) days' prior written notice to Employee. For purposes of this Agreement, "Disability" means Employee's incapacity to perform substantially all of his then current duties as required hereunder for one hundred eighty (180) days or more within any period of three hundred sixty-five (365) consecutive days because of mental or physical condition, illness or injury, consistent with applicable state and federal law. In the event of any dispute regarding the existence of Employee's Disability, the matter will be resolved by the determination of a physician qualified to practice medicine in the State of California, selected by Employee and reasonably approved by Company, or, failing such approval, by a majority of three physicians qualified to practice medicine in the State of California, one to be selected by Company, one to be selected by Employee and the third to be selected by the two designated physicians. For this purpose, Employee will submit to appropriate medical examinations.

        (b) Company may terminate Employee's employment hereunder for Cause. For the purposes of this Agreement, "Cause" shall mean Employee shall have (i) been convicted of, or pleaded nolo contendere to, any felony or any lesser crime involving fraud, embezzlement, or misappropriation of the property of Company or any Subsidiary, (ii) engaged in gross negligence or willful misconduct in the performance of Employee's duties hereunder, (iii) materially breached any of the provisions of Sections 1, 2 or 3 above, or 9, 10, 11 or 17 below, (iv) misappropriated for his own purpose and benefit any (A) material property of Company or any Subsidiary or (B) any material opportunity of Company or any Subsidiary, (v) had his employment with the Label terminated by the Label for "Cause" (as defined in the Label Employment Agreement) or (vi) terminated his employment with the Label without "Good Reason" (as defined in the Label Employment Agreement). Notwithstanding anything to the contrary contained herein, no event or circumstance described in any of the preceding clauses

(ii), (iii) or (iv)(B) above shall constitute "Cause" for purposes of this Agreement unless Company gives Employee written notice delineating the claimed event or circumstance and setting forth Company's intention to terminate Employee's employment if such claimed event or circumstance is not duly remedied within thirty (30) days) following such notice, if susceptible to remedy, and Employee fails to remedy such event or circumstance within such thirty (30) day period; provided, however, that if such failure susceptible to remedy cannot be remedied within such thirty (30) day period, it shall not constitute Cause hereunder if Employee shall commence such remedy within such thirty (30) day period and thereafter diligently pursue such remedy and cause its completion within a reasonable period thereafter. In addition, the first breach by Employee of either the commitment contained in the second sentence of Section 2(b) above (regarding Employee's performance of services to the Label under the Label Employment Agreement) or the commitment contained in the third sentence of
Section 2(b) above (regarding the Permitted Outside Activities) shall not be grounds for termination for Cause. For the avoidance of doubt, Employee's resignation from the Board, and his consequential loss of the title of "Chairman," shall not in and of themselves constitute breaches of this Agreement.

        (c) The employment of Employee hereunder shall be automatically terminated on the date of Employee's death.

        (d) Employee may terminate his employment hereunder forthwith at any time for Good Reason upon written notice to Company. For purposes of this Agreement, "Good Reason" shall mean the occurrence of any of the following: (i) a material and substantial reduction in Employee's title, responsibilities, duties or reporting (although Employee shall cease to hold the title of "Chairman" if he ceases to be chairman of the Board); (ii) a reassignment of Employee without Employee's consent to a geographic location in excess of thirty-five (35) miles from Company's current principal offices; (iii) a material breach by Company of any of its material obligations to Employee hereunder; (iv) the failure of Employee to be re-elected to the Board following the expiration of his initial service thereon, so long as Employee shall not previously have resigned or been removed from the Board, or such failure is not due to Employee's suffering from a disability that, if it continues, could reasonably be expected to constitute a Disability hereunder; (v) Company's materially altering the nature of its business; or (vi) Employee's termination of his employment with the Label for "Good Reason" (as defined in the Label Employment Agreement). Notwithstanding anything to the contrary contained herein, none of the foregoing events or circumstances (other than clause (vi) above) shall constitute "Good Reason" for purposes of this Agreement unless Employee gives Company written notice delineating the claimed event or circumstance and setting forth Employee's intention to terminate Employee's employment if such claimed event or circumstance is not duly remedied within thirty (30) days following such notice, if susceptible to remedy, and Company fails to remedy such event or circumstance (or cause such remedy) within such thirty (30) day period; provided, however, that if such failure susceptible to remedy cannot be remedied within such thirty (30) day period and does not involve a payment of compensation or a reimbursement of expenses, it shall not constitute Good Reason hereunder if Company shall commence such remedy within such thirty (30) day period and thereafter diligently pursue such remedy and cause its completion within a reasonable period thereafter.

        (e) Employee may terminate his employment with Company at any time with "Justification" upon written notice to Company. For purposes of this Agreement, "Justification" shall mean: (i) Company shall have committed any act or omission (over the objection of Employee, if Employee is afforded the opportunity to participate in the decision whether to commit such act or omission) and Employee reasonably believes such act or omission constitutes a material violation of any law or governmental regulation, provided Employee first gives Company written notice delineating the claimed event or circumstance and setting forth Employee's intention to terminate Employee's employment if such claimed event or circumstance is not duly remedied within thirty (30) days following such notice, if susceptible to remedy, and Company fails to remedy such event or circumstance within such thirty (30) day period; ; provided, however, that if such failure susceptible to remedy cannot be remedied within such thirty (30) day period, it shall not constitute Justification hereunder if Company shall commence such remedy within such thirty (30) day period and thereafter diligently pursue such remedy and cause its completion within a reasonable period thereafter; or (ii) the commencement of any legal proceeding in which (A) the Label and/or ADR alleges that FieldCo materially breached the Label Operating Agreement or (B) the Label and/or FieldCo alleges that ADR materially breached the Label Operating Agreement; provided, however, that any termination by Employee of his employment with Company arising from the commencement of any arbitration proceeding pursuant to Section 7(h) of the Label Employment Agreement shall be subject to Section 8(f) below.

        (f) Employee may terminate his employment with Company forthwith upon written notice upon the commencement of any arbitration proceeding pursuant to
Section 7(h) of the Label Employment Agreement. Notwithstanding that Employee terminates his employment with Company pursuant to this Section 8(f), the nature of the termination of Employee's employment with the Label shall determine the nature of the termination of Employee's employment with Company. If Employee terminates his employment pursuant to this Section 8(f), and: (i) Employee's employment with the Label is terminated by the Label for "Cause" (as defined in the Label Employment Agreement), then Employee's employment with Company shall be deemed to have been terminated by Company for Cause pursuant to Section 8(b)(v) above; (ii) Employee remains employed at the Label because the arbitrator determines that the Label was not entitled to terminate Employee's employment for "Cause" (as defined in the Label Employment Agreement), then Employee's employment with Company shall be deemed to have been terminated by Employee with Justification pursuant to Section 8(e) above; (iii) Employee's employment with the Label is terminated for "Good Reason" (as defined in the Label Employment Agreement), then Employee's employment with Company shall be deemed to have been terminated by Employee for Good Reason pursuant to Section 8(d) above; or (iv) Employee's employment with the Label is terminated by Employee without "Good Reason" (as defined in the Label Employment Agreement), then Employee's employment with Company shall be deemed to have been terminated by Employee other than pursuant to Sections 8(d) or 8(e) above.

(g) If Employee's employment is terminated pursuant to this Section 8, Employee shall be entitled to, and Company's obligation hereunder shall be limited to,
(i) the payment of any unpaid compensation accrued under Section 6(a) above through the effective date of such termination; (ii) any unreimbursed expenses incurred, and other accrued employee benefits (as described above) accrued, through the date of termination; and (iii) the additional compensation provided in Section 8(h) below, if any.

        (h) If Employee's employment is terminated (or deemed terminated in accordance with Section 8(f) above):

            (i) by Company pursuant to Section 8(a) above, Employee will receive the benefit of any Company disability plans; or

            (ii) (A) by Company other than pursuant to Sections 8(a), 8(b) or 8(c) above, (B) by Employee pursuant to Section 8(d) above, or (C) deemed terminated as set forth in clause (B) above in accordance with Section 8(f)(iii) above, Company shall pay Employee a lump sum in an amount equal to the aggregate amount of Employee's base salary payable at the annualized level being paid to Employee pursuant to
Section 6 above at the time of such termination, less required withholdings, during the Payment Period specified below. As used herein, the "Payment Period" shall mean (I) fifty percent (50%) of the remainder of the scheduled Term if such termination occurs during the first three (3) years of the Term, (II) twelve (12) consecutive months after the effective date of such termination if such termination occurs during the fourth (4th) year of the Term, or (III) the full remainder of the scheduled Term if such termination occurs during the fifth
(5th) year of the Term. Employee shall have no duty of mitigation and shall not be subject to any right of offset with respect to any other compensation received by Employee during the Payment Period. If, pursuant to Section 8(f)(ii) above, Employee's employment shall be deemed to have been terminated by Employee with Justification pursuant to Section 8(e) above, then the terms of this
Section 8(h)(ii) shall apply to such termination; provided, however, that the Payment Period shall be reduced by fifty percent (50%). The parties hereto agree that the payment set forth in this Section 8(h)(ii) constitutes fair compensation and the sole remedy for damages for any termination addressed in this Section 8(h)(ii).

        (i) Nothing in this Agreement shall be deemed a release or waiver of right to any medical or other employee benefits available to Employee on or after the effective date of termination of the executive's employment by Company under any federal, state or local law that provides for the continuation of any medical or other employee benefits after employment.

        (j) (i) In the event of a dispute between Employee and Company as to whether any termination of Employee's employment constituted a termination by Company for Cause, a termination by Employee for Good Reason, or a termination by Employee with Justification, and, consequently, as to whether any payment is due to Employee pursuant to Section 8(h)(ii) above and/or which provisions of
Section 10 below shall be applicable (an "Arbitrable Dispute"), then solely as to such Arbitrable Dispute (and not as to any other disputes under this Agreement, as such other disputes shall be settled in accordance with Section 14 below), the Arbitrable Dispute shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this Section 8(j) and the then most applicable rules of the American Arbitration Association for employment dispute resolution. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be decided within ninety (90) days of the filing of a petition to arbitration. Such arbitration shall be administered by the American Arbitration Association and shall be the exclusive remedy for determining any Arbitrable Dispute (as opposed to any other disputes between the parties hereto). If a party desires to submit an Arbitrable Dispute to arbitration pursuant to this Section 8(j) when the arbitration proceeding set forth in
Section 7(h) of the Label Employment Agreement already is in effect, such Arbitrable Dispute shall be determined in the same arbitration proceeding as that which is already so in effect.

            (i) If the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of fifteen arbitrators drawn by the parties at random from the "Independent" (or "Gold Card") list of retired judges or, at Employee's option, from a list of fifteen persons (which shall be retired judges or litigation attorneys experienced in labor matters) provided by the American Arbitration Association. If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot. After each party has used seven strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

            (iii) In the event of an Arbitrable Dispute, the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties in respect of the specific Arbitrable Dispute, and shall be expressly limited to such Arbitrable Dispute and shall not extend to any other matters or disputes. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgment if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

            (iv) Unless mutually agreed by the parties otherwise, any such arbitration shall take place in the City of Los Angeles, California. Any filing or administrative fees related to such arbitration initially shall be borne by the party requesting arbitration, and the parties shall bear equally the cost of the arbitrator's compensation; provided, however, that the arbitrator shall be entitled to award the prevailing party in such arbitration all of such party's filing or administrative fees related to such arbitration, as well as require the nonprevailing party to bear the entire cost of the arbitrator's compensation. Each party hereto shall be responsible all of its own attorneys' fees and costs related to such dispute and arbitration proceedings.

9. Rights to Works. In return for the consideration described herein, Employee agrees as follows:

        (a) All inventions, trade secrets, ideas, recordings, original works of authorship or other work product of any kind that Employee conceives, develops, discovers or makes in whole or in part pursuant to this Agreement or in the scope of Employee's employment hereunder and Employee's contributions thereto (hereinafter referred to as "Works") shall belong solely and exclusively to Company. Company shall have the perpetual and exclusive right to use, exhibit, distribute, or license throughout the universe, any Work or part thereof in which Employee's services for Company are utilized by all forms of audio, visual, textual, digital, electronic or other distribution that are now known or may hereafter exist, and otherwise exploit such Works in such media, forums and for such uses throughout the universe as it deems appropriate; provided, however, that no likeness of Employee shall be used during or after the Term without Employee's written consent and no quote of Employee shall be attributed to Employee during or after the Term without Employee's written consent. All revenues derived by Company from the use, exhibition, distribution, licensing, or other exploitation of such Works shall be the sole and exclusive property of Company.

        (b) To the extent that the Works are considered: (i) contributions to collective works and/or (ii) as parts or components of audiovisual works, the parties hereby expressly agree that the Works shall be considered "works made for hire" under the United States Copyright Act of 1976, as amended (17 U.S.C.
Section 101 et seq.). In accordance therewith, the sole right of copyright in and to the Works shall belong exclusively to Company in perpetuity. To the extent that the Works are deemed works other than contributions to collective works and/or parts or components of audiovisual works, Employee hereby irrevocably assigns and transfers to Company to the maximum extent permitted by law all right, title and interest in the Works, including but not limited to all copyrights, patents, trade secret rights, and other proprietary rights in or relating to the Works. At Company's reasonable written request and sole expense, Employee shall execute, verify, acknowledge, deliver and file any and all formal assignments, recordations and any and all other documents that Company may prepare and reasonably call for to give effect to the provisions of this Agreement. If Employee fails to execute any such document or instrument, or perform any such act, within ten (10) business days, Employee shall be deemed to have irrevocably constituted and appointed Company, with full power of substitution, to be Employee's true and lawful attorney, in Employee's name, place, and stead, solely to execute, acknowledge, swear to, and file all instruments, conveyances, certificates, agreements, and other documents, and to take any action which may be necessary or appropriate to effect the provisions of this Section 9. The powers of attorney granted herein shall be deemed to be coupled with an interest and shall be irrevocable.

        (c) It is understood that the rights granted to Company in this Section 9 shall continue in effect after the termination or expiration of this Agreement to the extent necessary for Company's full enjoyment of such rights.

        (d) All provisions of this Agreement relating to the assignment by Employee of any invention or innovation are subject to the provisions of California Labor Code Sections 2870, 2871 and 2872. In accordance with Section 2870 of the California Labor Code, the obligation to assign as provided in this Agreement does not apply to an invention or innovation that Employee developed entirely on his own time without using Company's equipment, supplies, facilities, or trade secret information except for those inventions that either:
(i) relate to either (A) the business of Company or any of its Subsidiaries at the time of conception or reduction to practice of the invention, or (B) actual or demonstrably anticipated research or development of Company or any of its Subsidiaries; or (ii) result from any work performed by Employee for Company or any of its Subsidiaries. A copy of California Labor Code Sections 2870, 2871 and 2872 is attached to this Agreement as Exhibit 4.

        (e) Employee shall disclose all inventions and innovations to Company that reasonably could be anticipated to be owned by or required to be assigned to Company hereunder.

        (f) Notwithstanding the foregoing provisions of this Section 9, this
Section 9 shall not apply to Works relating to the Label's business and affairs, as such Works are addressed in the Label Employment Agreement.

10. Restrictions. In recognition of the consideration described herein, Employee agrees that:

        (a) Without limiting the generality of Section 2(a) above, and except as set forth in Section 2(b) above, Employee shall not engage or be financially interested, directly or indirectly, at any time prior to the "Noncompetition Expiration Date," in any activity directly competitive with any business then carried on by, or anticipated to be carried on by, Company or any of its Subsidiaries (excluding the Label, as a corresponding commitment appears in the Label Employment Agreement). Notwithstanding the foregoing, Employee may acquire or hold, solely for investment, publicly traded securities of any corporation, so long as such securities, in the aggregate, constitute less than five percent (5%) of any class or series of outstanding securities of such corporation. As used in this Section 10, "Noncompetition Expiration Date" shall mean:

            (i) If Employee's employment is terminated by Company pursuant to
Section 8(a) or 8(c) above (or deemed so terminated in accordance with Section 8(f) above), then the actual date of termination of Employee's employment with Company;

            (ii) If Employee's employment is terminated (A) by Company pursuant to Section 8(b) above (B) by Employee other than pursuant to Sections 8(d) or 8(e) above, or (C) deemed terminated as set forth in clauses (A) or (B) above in accordance with Section 8(f) above, then the later of the actual date of such termination or the date upon which the Term is scheduled to expire; or

            (iii) If Employee's employment is terminated (A) by Company other than pursuant to Sections 8(a), 8(b) or 8(c) above, (B) by Employee pursuant to Sections 8(d) or 8(e) above, or (C) deemed terminated as set forth in clauses
(A) or (B) above in accordance with Section 8(f) above, then the actual date of such termination.

        (b) During the term of Employee's employment and at all times thereafter, Employee shall hold in secrecy all trade secrets and confidential information relating to Company's (and its Subsidiaries') business and affairs that come to his knowledge while employed by Company (excluding information that is or becomes publicly known or available for use through no fault of Employee), including but not limited to: (i) matters of a business nature related to Company or any Subsidiary, such as information about costs, profits, markets, sales, lists of customers, lists of clients and other information of a similar nature, (ii) plans or strategies for development of the business of Company or any Subsidiary and (iii) matters of a technical nature related to Company or any Subsidiary. Except as required in the performance of Employee's duties to Company under this Agreement, Employee shall not use for his own benefit or disclose to any person (except to his attorneys and financial advisors and as required by law or legal process, provided Employee shall undertake to give Company notice prior to such disclosure and shall comply with any applicable protective order or equivalent), directly or indirectly, such matters unless such use or disclosure has been specifically authorized in writing by Company in advance. Employee shall advise his attorneys and financial advisors that such trade secrets and confidential information are confidential and that by receiving such trade secrets and confidential information such attorneys and financial advisors are agreeing to be bound by this Section 10(b). Employee agrees to be responsible for any breach of this Section 10(b) by his attorneys or financial advisors. Notwithstanding the foregoing provisions of this Section 10(b), this Section 10(b) shall not apply to trade secrets and confidential information relating to the Label's business and affairs, as such matters are addressed in the Label Employment Agreement.

        (c) Employee shall not, directly or indirectly, hire, offer to hire, entice away, or in any other manner persuade or attempt to persuade any officer, employee (other than Employee's personal assistant(s)), agent, representative, customer, client, performer or songwriter of Company or any Subsidiary, to discontinue his or her relationship with Company or any Subsidiary, until the "Nonsolicitation Expiration Date," which shall mean the date one (1) year following the date upon which the Term is scheduled to expire, unless Employee's employment is terminated (i) by Company other than pursuant to Sections 8(a), 8(b) or 8(c) above, (ii) by Employee pursuant to Sections 8(d) or 8(e) above, or
(iii) deemed terminated as set forth in clauses (i) or (ii) above in accordance with Section 8(f) above, in each of which cases it shall mean the date one (1) year following the actual date of such termination. Notwithstanding the foregoing provisions of this Section 10(c), this Section 10(c) shall not apply to hiring, offering to hire, enticing away, or in any other manner persuading or attempting to persuade any officer, employee (other than Employee's personal assistant(s)), agent, representative, customer, client, performer or songwriter of the Label, to discontinue his or her relationship with the Label, as such matters are addressed in the Label Employment Agreement.

11. Employee's Representations. Employee hereby represents and warrants that: (a) he has the right to enter into this Agreement and to grant the rights granted by him herein, (b) the provisions of this Agreement do not violate any other contracts or agreements to which he is a party and that would adversely affect his ability to perform his obligations hereunder, (c) he will comply in all material respects with all policies of Company of which he has written notice, provided they are consistent with applicable laws and (d) this Agreement is enforceable against Employee in accordance with its terms, except
(i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal, state or local securities laws or by public policy. Without limiting the generality of the foregoing, Employee specifically represents and warrants that no term or condition under any contract or agreement related to Employee's past employment with Universal Music Group or the termination thereof shall in any way reduce or restrict Employee's ability to execute and perform this Agreement.

12. Assistance with Litigation. Employee agrees that for five years following termination of his employment with Company, Employee shall make himself reasonably available to Company to assist Company with litigation based on fact or circumstance that arose during his employment. Employee further agrees to cooperate reasonably with Company in any such litigation. Company agrees to compensate Employee at a reasonable rate for his time, except time spent in depositions or trial. Company further agrees to reimburse Employee such reasonable and necessary out-of-pocket expenses incurred by Employee in providing such assistance, in accordance with the principles set forth in
Section 7(c) above.

13. Company's Representations. Company hereby represents and warrants that, subject to the satisfaction of the conditions set forth in the Side Letter: (a) it has the right, power and authority to enter into this Agreement and to incur the obligations incurred by it herein, (b) this Agreement has been duly and validly authorized by Company and is enforceable against Company in accordance with its terms, except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal, state or local securities laws or by public policy, and (c) the provisions of this Agreement do not violate any other contracts or agreements to which it is a party that would adversely affect its ability to perform its obligations hereunder.

14.     Governing Law.

        (a) This Agreement shall be governed by and construed and enforced in accordance with the internal substantive laws (and not the laws of choice of laws) of the State of California.

        (b) Subject to Section 8(j) above, each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any California state court or federal court of the United States of America sitting in the Central District of the State of California, situated in Los Angeles County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such California state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

        (c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any California state court or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

15. Exhibits. All exhibits to this Agreement are incorporated herein in their entirety.

16. Entire Agreement. This Agreement and the Side Letter constitute the whole agreement of the parties hereto in reference to any employment of Employee by Company and in reference to the subject matter hereof, and all prior agreements, promises, representations and understandings relative thereto are merged herein.

17. Assignability. The services to be performed by Employee hereunder are personal in nature and, accordingly, Employee may not, without the prior express written consent of Company in each instance, assign or transfer this Agreement or any rights or obligations hereunder. Company may not assign or transfer this Agreement or any rights or obligations hereunder. For purposes of this Agreement, a "Change in Control," meaning a sale of all or substantially all of the assets of Company, or any transaction or series of related transactions (including without limitation, any merger, reorganization, consolidation or purchase of outstanding equity interests) resulting in the transfer of 50% or more of the outstanding voting securities of Company, shall not be considered an assignment. For the avoidance of doubt, however, the provisions of Section 8(d) above shall continue to apply following a Change in Control. Nothing expressed or implied herein is intended or shall be construed to confer upon or give to any person, other than the parties hereto, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof.

18. Remedies. Any material breach or violation by Employee of the terms of Sections 3, 9, or 10 above, would result in immediate and irreparable injury and harm to Company, and would cause damage to Company in amounts difficult to ascertain and for which Company's remedies and defenses at law would be inadequate. Accordingly, (a) in the event of any breach or threatened breach of
Section 10(a) above, Company shall be entitled to seek the remedy of injunction, as well as all other remedies to which Company may be entitled, at law, in equity or otherwise and (b) in the event of any such breach or threatened breach of the aforementioned Sections other than Section 10(a) above, Company shall be entitled to, and Employee hereby consents to, the remedy of injunction, as well as all other remedies to which Company may be entitled, at law, in equity or otherwise. The preceding sentence shall not be construed to prevent Employee from disputing the factual basis of any remedies or defenses asserted by Company.

19. Covenants Reasonable as to Time and Territory. Employee and Company have considered carefully the nature and extent of the restrictions set forth in this Agreement and the rights and remedies conferred upon Company under this Agreement, and hereby acknowledge and agree that: (i) such restrictions are reasonable in time and territory; and (ii) the consideration provided and to be provided to Employee is sufficient to compensate Employee for such restrictions.

20. Amendments; Waivers. This Agreement may be amended, modified, superseded, canceled, renewed or extended and the terms or covenants hereof may be waived only by a written instrument executed by the parties hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

21. Notices. All notices, consents, requests and other communications hereunder shall be in writing and, if given by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed or delivered by overnight courier, shall be deemed to have been validly served, given or delivered when deposited in the United States mail, as registered or certified mail, with proper postage prepaid, or when deposited with the courier service (provided the courier service obtains a signature acknowledging receipt), and addressed to the party or parties to be notified, at the following addresses (or such other addresses) as a party may designate for itself by like notice:

        If to Employee:      Frederick W. Field
                             c/o Radar Pictures
                             10900 Wilshire Boulevard, Suite 1400
                             Los Angeles, CA 90024

        With a copy to:      Ziffren, Brittenham, Branca & Fischer
                             1801 Century Park West
                             Los Angeles, CA 90067-6406
                             Attention: Skip M. Brittenham, Esq. or
                                        Gary Stiffelman, Esq.

        If to Company:       ARTISTdirect, Inc.
                             5670 Wilshire Blvd, Suite 200
                             Los Angeles, CA 90036
                             Attention: Marc P. Geiger

        With copies to:      VP of Business and Legal Affairs

                             and

                             Lenard & Gonzalez LLP
                             1801 Century Park West
                             Sixth Floor
                             Los Angeles, CA 90067
                             Attention: Allen D. Lenard, Esq.

22. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent that a restrictive covenant contained herein may, at any time, be more restrictive than permitted under the laws of any jurisdiction where this Agreement may be subject to review and interpretation, the terms of such restrictive covenant shall be those allowed by law and the covenant shall be deemed to have been revised accordingly. Each and every term of this Agreement shall be enforced to the fullest extent permitted by law.

23. Section Headings. The Section headings herein are used solely for convenience and shall not be used in the interpretation or construction of this Agreement.

24. No Drafting Presumption. In interpreting the provisions of this Agreement, no presumption shall apply against any party that otherwise would operate against such party by reason of such document having been drafted by such party or at the direction of such party.

25. Counterparts: Facsimile. This Agreement may be executed in two counterparts and by facsimile, each of which shall be deemed an original and both of which together shall be deemed one Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



"EMPLOYEE"                                   "COMPANY"


/s/ FREDERICK W. FIELD                       ARTISTdirect, Inc.
----------------------------------
    Frederick W. Field                       By:  /s/ MARC GEIGER
                                                 ------------------------------
                                                      Marc Geiger

                                                 Its: Chief Executive Officer

                                    EXHIBIT 1

               Option to Acquire 3,023,700 Shares of Common Stock

                               ARTISTDIRECT, INC.
                         NOTICE OF GRANT OF STOCK OPTION


               Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of ARTISTdirect, Inc. (the "Corporation"):

               Optionee: Frederick W. Field

               Grant Date: May 31, 2001

               Vesting Commencement Date: The date Optionee commences Service as
                                          CEO of the Corporation.

               Exercise Price: $0.75 per share

               Number of Option Shares: 3,023,700 shares

               Expiration Date: May 30, 2008

               Type of Option:       Incentive Stock Option
                               -----
                                 X   Non-Statutory Stock Option
                               -----

               Date Exercisable: Immediately Exercisable

               Vesting Schedule: Although the Option is immediately exercisable, the Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to, the Option Shares in a series of sixty (60) successive equal monthly installments upon Optionee's completion of each month of Service over the sixty (60)-month period measured from the Vesting Commencement Date. Notwithstanding the foregoing, the Option Shares are also subject to accelerated vesting as specifically provided for in the attached Stock Option Agreement and Stock Purchase Agreement. Except as set forth in Section 6(e) of the Stock Option Agreement attached hereto as Exhibit A or in Section D.6(ii) of the Stock Purchase Agreement attached hereto as Exhibit B, in no other event shall any additional Option Shares vest after Optionee's cessation of Service.

               REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

               Optionee hereby agrees to be bound by all the terms and conditions of the Option as set forth in the Stock Option Agreement and Stock Purchase Agreement attached hereto as Exhibits A and B respectively.

               All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement or Stock Purchase Agreement.

DATED: MAY 31, 2001


                                       ARTISTDIRECT, INC.

                                       By: /s/ MARC GEIGER
                                           -------------------------------------

                                       Title: Chief Executive Officer
                                              ----------------------------------

                                       By:   /s/ FREDERICK W. FIELD
                                           -------------------------------------
                                       OPTIONEE: FREDERICK W. FIELD

                                       Address:  c/o Radar Pictures, Inc.
                                                 10900 Wilshire Blvd.,
                                                 Suite 1400
                                                 Los Angeles, CA 90024

ATTACHMENTS:
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - STOCK PURCHASE AGREEMENT
EXHIBIT C - PROSPECTUS FOR STOCK OPTION GRANT

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                               ARTISTDIRECT, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


RECITALS

               A. The Board and the shareholders have approved a stock option grant to Optionee in order to attract and retain Optionee to serve the Corporation in the capacity of Chairman and Chief Executive Officer.

               B. The option evidenced by this Agreement is granted to Optionee in consideration of the services Optionee is to render the Corporation and not for any capital-raising purposes or in connection with any capital-raising activities.

               C. The granted option is intended to be a Non-Qualified Option which does NOT satisfy the requirements of Section 422 of the Code.

               D. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

               NOW, THEREFORE, it is hereby agreed as follows:

               1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an Option to purchase up to the number of Option Shares specified in the Grant Notice attached hereto. The Option Shares shall be purchasable from time to time during the Option term specified in Paragraph 2 at the Exercise Price.

               2. OPTION TERM. This Option shall have a term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

               3. LIMITED TRANSFERABILITY. This Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee or as otherwise provided herein. However, this Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment or as set forth herein. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

               4. DATES OF EXERCISE. The Option shall become exercisable for the Option Shares as specified in the Grant Notice.

               5. CESSATION OF SERVICE. The Option term specified in Paragraph 2 shall terminate (and this Option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

                      (i) Should Optionee cease Service by reason of an Involuntary Termination, then Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the later of
                             (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date.

                      (ii) Should Optionee cease Service by reason of Justification, then Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the earlier of (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date.

                      (iii) Should Optionee cease Service for any reason other than (a) an Involuntary Termination, (b) a termination for Cause, (c) Optionee's death or Permanent Disability or (d) Justification, then Optionee's right to exercise this Option shall lapse and this Option cease to be outstanding, upon the earlier of (x) the expiration of the ninety
                             (90) day period measured from the date of Optionee's cessation of Service or (y) the Expiration Date.

                      (iv) Should Optionee's Service be terminated for Cause, then this Option shall immediately terminate and cease to be outstanding.

                      (v) Should Optionee cease Service by reason of his death, then the personal representative of Optionee's estate or the person or persons to whom the Option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution or, if the Option has been transferred to a trust in accordance with the terms herein, the trustee of such trust, shall have the right to exercise this Option. Such right shall lapse, and this Option shall cease to be outstanding, upon the earlier of (a) the expiration of the twelve (12) month period measured from the date of Optionee's death or (b) the Expiration Date.

                      (vi) Should Optionee cease Service by reason of Permanent Disability while this Option is outstanding, then Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the later of (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or
                             (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date. In the event that such Permanent Disability prevents Optionee from personally exercising this Option, this Option may be exercised by Optionee's personal authorized representative to the same extent that Optionee could otherwise exercise this Option.

                      (vii) During the applicable post-Service exercise period, this Option may not be exercised in the aggregate for more than the number of Option Shares in which the Optionee has acquired a vested interest in at the time of Optionee's cessation of Service. Upon the expiration of such exercise period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any exercisable Option Shares for which the Option has not otherwise been exercised.

               6.     CORPORATE TRANSACTION AND ACCELERATED VESTING OF OPTION
SHARES.

                      (a) In the event of any Corporate Transaction, the Option Shares at the time subject to this Option but not otherwise vested shall automatically vest in full so that this Option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the Option Shares as fully-vested shares and may be exercised for any or all of those Option Shares as vested shares. The Corporation shall provide Optionee with a minimum of ten days prior written notice of any Corporate Transaction.

                      (b) Immediately following the Corporate Transaction, this Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Parent thereof) in connection with the Corporate Transaction.

                      (c) If this Option is assumed in connection with a Corporate Transaction, then this Option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                      (d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                      (e) In the event Optionee ceases Service by reason of an Involuntary Termination, the Option Shares at the time subject to this Option but not otherwise vested shall automatically vest in full so that this Option shall immediately upon Optionee's cessation of Service become exercisable for all of the Option Shares as fully-vested shares and may be exercised for any or all of those Option Shares as vested shares.

                      (f) In the event Optionee ceases Service by reason of a termination for deemed Justification pursuant to Section 8(f)(ii) of the Employment Agreement, then the Option Shares at the time subject to this Option but not otherwise vested shall automatically vest as to one-half of such unvested Option Shares, so that this Option shall, immediately upon Optionee's cessation of Service, become vested for one-half of such otherwise unvested Option Shares.

               7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the number and/or class of securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

               8. STOCKHOLDER RIGHTS. The holder of this Option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

               9.     MANNER OF EXERCISING OPTION.

                      (a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

                             (i) Execute and deliver to the Corporation a Stock Purchase Agreement for the number of Option Shares for which the Option is exercised.

                             (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                                    (A)    cash or check made payable to the
               Corporation;

                                    (B)    shares of Common Stock held by
               Optionee (or any other person or persons exercising the Option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                    (C)    to the extent the Option is exercised
               for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                      Except to the extent the sale and remittance procedure is
               utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Stock Purchase Agreement delivered to the Corporation in connection with the Option exercise.

                             (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

                             (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

                             (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the Option exercise.

                      (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this Option) a certificate for the purchased Option Shares.

                      (c) In no event may this Option be exercised for any fractional shares.

               10. REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE STOCK PURCHASE AGREEMENT.

               11. LOCK-UP. Optionee agrees that prior to the one-year anniversary of the commencement of his employment with the Corporation, he will not sell, make any short sale of, hedge, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to the Option Shares without the written consent of the Corporation's Board of Directors.

               12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market or other national market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

               14. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

               15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate office. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                                    APPENDIX


               The following definitions shall be in effect under the Agreement:

               A. AGREEMENT shall mean this Stock Option Agreement.

               B. BOARD shall mean the Corporation's Board of Directors.

               C. CAUSE shall have the meaning given such term in the Employment Agreement.

               D. CODE shall mean the Internal Revenue Code of 1986, as amended.

               E. COMMON STOCK shall mean the Corporation's common stock.

               F. CORPORATE TRANSACTION shall mean any of the following transactions effecting a change in control or ownership of the Corporation:

                      (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

                      (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

               G. CORPORATION shall mean ARTISTdirect, Inc., a Delaware corporation.

               H. EMPLOYEE shall mean the Optionee in his capacity as an employee of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

               I. EMPLOYMENT AGREEMENT shall mean that certain Employment Agreement dated as of May 31, 2001, between Optionee and the Corporation.

               J. EXERCISE DATE shall mean the date on which the Option shall have been exercised in accordance with Paragraph 9 of the Agreement.

               K. EXERCISE PRICE shall mean the exercise price per share as specified in the Grant Notice.

               L. EXPIRATION DATE shall mean the date on which the Option expires as specified in the Grant Notice.

               M. FAIR MARKET VALUE per share of Common Stock on any relevant date, for purposes of Section 9 only, shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market (or, if not listed on such market, any other national market) and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Compensation Committee to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

               N. GRANT DATE shall mean the date of grant of the Option as specified in the Grant Notice.

               O. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the Option evidenced hereby.

               P. INVOLUNTARY TERMINATION shall mean the termination of Optionee's Service by reason of:

                      (i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than (X) for Cause or (Y) by reason of death or Permanent Disability, or

                      (ii) Optionee's resignation for Good Reason, as defined in the Employment Agreement.

               Q. JUSTIFICATION shall have the meaning given such term in the Employment Agreement.

               R. NON-QUALIFIED OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

               S. OPTION SHARES shall mean the number of shares of Common Stock subject to the Option as specified in the Grant Notice.

               T. OPTION TERM shall mean the actual period of time that this Option remains outstanding pursuant to Paragraph 2 of this Agreement.

               U. OPTIONEE shall mean the person to whom the Option is granted as specified in the Grant Notice.

               V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               W. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

               X. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

               Y. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

               Z. STOCK PURCHASE AGREEMENT shall mean the written notice of the Option exercise on the form provided by the Corporation for such purpose.

               AA. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                    EXHIBIT B

                            STOCK PURCHASE AGREEMENT

                               ARTISTDIRECT, INC.

                            STOCK PURCHASE AGREEMENT


               AGREEMENT made this _____ day of ___________________, _____ by and between ARTISTdirect, Inc., a Delaware corporation, and Frederick W. Field, Optionee.

               All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

        A.     EXERCISE OF OPTION

               1. EXERCISE. Optionee hereby purchases _______ shares of Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on May __, 2001 (the "Grant Date") to purchase up to _______________ shares of Common Stock (the "Option Shares") at the exercise price of $0.75 per share (the "Exercise Price").

               2. PAYMENT. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

               3. STOCKHOLDER RIGHTS. Until such time as the Corporation exercises the Repurchase Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

        B.     SECURITIES LAW COMPLIANCE

               1. RESTRICTED SECURITIES. While the Purchased Shares have been registered under the 1933 Act, Optionee hereby confirms that Optionee has been informed that the Purchased Shares are control securities under the 1933 Act because Optionee is an affiliate of the Corporation and accordingly, the Purchased Shares may not be resold or transferred except in compliance with the federal securities laws.

               2. RESTRICTIONS ON DISPOSITION OF PURCHASED SHARES. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

               The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

               3. RESTRICTIVE LEGENDS. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

                      (a) "The shares represented by this certificate are "control" securities under the Securities Act of 1933 because the holder is an affiliate of the Corporation. The shares may not be sold or offered for sale in the absence of satisfactory assurances to the Corporation that such sale or offer complies with all applicable federal and state securities laws."

                      (b) "The shares represented by this certificate are subject to certain repurchase rights and other restrictions on transfer granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ____________, ______ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

Upon request by Optionee, the Corporation agrees to remove the legends above, in each case, when the applicable restrictions or repurchase rights have lapsed and are no longer, and will not in the future become, applicable.

        C.     TRANSFER RESTRICTIONS

               1. RESTRICTION ON TRANSFER. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right.

               2. TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Repurchase Right to the same extent such shares would be so subject if retained by Optionee.

               3. LOCK-UP. Optionee agrees that prior to the one-year anniversary of the commencement of his employment with the Corporation, he will not sell, make any short sale of, hedge, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to the Purchased Shares without the written consent of the Corporation's Board of Directors.

        D.     REPURCHASE RIGHT

               1. GRANT. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Exercise Price any or all of the Purchased Shares in which Optionee is not, at the time of his cessation of Service, vested in accordance with the Vesting Schedule applicable to those shares or the special vesting acceleration provisions of Paragraph D.6 of this Agreement (such shares to be hereinafter referred to as the "Unvested Shares").

               2. EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty
(30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash, an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner. Notwithstanding the foregoing, in the event such stock certificates are not delivered to the Corporation at the time the Exercise Price is so paid, such Unvested Shares shall nonetheless be deemed cancelled as of the time of such payment and the Corporation may take such action is as necessary, including the imposition of stop transfer orders, with respect to such shares. The Corporation's right to exercise the Repurchase Right shall be conditioned on the Corporation having taken all corporate action required to be taken to exempt such repurchase from the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 16b-3(e), or successor rule, thereunder, and providing the Owner with satisfactory written evidence thereof with its notice of exercise.

               3. TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule. All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to any Lock-up restrictions set forth in section C.3 hereof.

               4. AGGREGATE VESTING LIMITATION. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the "Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

               5. RECAPITALIZATION. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

               6.     SPECIAL VESTING ACCELERATION.

                      (a) The Repurchase Right shall automatically terminate in its entirety, and all the Purchased Shares shall vest in full, (i) immediately prior to the consummation of any Corporate Transaction that occurs prior to Optionee's cessation of Service or
                             (ii) upon the cessation of Optionee's Service as a result of an Involuntary Termination.

                      (b) The Repurchase Right shall automatically terminate as to one-half of the then Unvested Shares (calculated as of the time immediately prior to application of this Section D.6(b)) upon any termination of Optionee's employment with the Corporation for deemed Justification (as defined in the Employment Agreement) pursuant to Section 8(f)(ii) of the Employment Agreement.

        E.     SPECIAL TAX ELECTION

               The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code
Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit I. OPTIONEE SHOULD CONSULT WITH HIS TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF.

        F.     GENERAL PROVISIONS

               1. ASSIGNMENT. The Corporation may assign the Repurchase Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

               2. NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery, one business day after being delivered to a reputable overnight courier service, or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

               3. NO WAIVER. The failure of the Corporation in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

               4. CANCELLATION OF SHARES. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

        G.     MISCELLANEOUS PROVISIONS

               1. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

               2. AGREEMENT IS ENTIRE CONTRACT. This Agreement and the Registration Side Letter constitute the entire contract between the parties hereto with regard to the subject matter hereof.

               3. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

               4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

               5. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

               IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                       ARTISTDIRECT, INC.

                                       By:
                                                --------------------------------

                                       Title:
                                                --------------------------------

                                       Address:
                                                --------------------------------

                                                --------------------------------

                                       By:
                                                --------------------------------
                                                OPTIONEE: FREDERICK W. FIELD

                                       Address:
                                                --------------------------------

                                                --------------------------------

                             SPOUSAL ACKNOWLEDGMENT


               The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Optionee is not vested at time of his cessation of Service.


                                     By:
                                              ----------------------------------
                                              OPTIONEE'S SPOUSE

                                     Address:
                                              ----------------------------------

                                              ----------------------------------

                                    EXHIBIT I

                       FEDERAL INCOME TAX CONSEQUENCES AND
                           SECTION 83(b) TAX ELECTION

        I. FEDERAL INCOME TAX CONSEQUENCES AND SECTION 83(B) ELECTION FOR EXERCISE OF NON-STATUTORY OPTION. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the fair market value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the fair market value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

        II. FEDERAL INCOME TAX CONSEQUENCES AND CONDITIONAL SECTION 83(B) ELECTION FOR EXERCISE OF INCENTIVE OPTION. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased
Shares:

                      (i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

                                    The excess of (a) the fair market value of
        the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee's taxable income for alternative minimum tax purposes.

                                    If Optionee makes a disqualifying
        disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the fair market value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

                                    For purposes of the foregoing, the term
                      "forfeiture restrictions" will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. The term "disqualifying disposition" means any sale or other disposition(1) of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

                                    In the absence of final Treasury Regulations
                      relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit Optionee's ordinary income upon a disqualifying disposition to the excess of the fair market value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election.

                                    The Code Section 83(b) election will be
                      effective in limiting the Optionee's alternative minimum taxable income to the excess of the fair market value of the Purchased Shares at the time the Option is exercised over the Exercise Price paid for those shares.

               Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.



--------
(1) Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

                             SECTION 83(b) ELECTION


               This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

    The taxpayer who performed the services is:

        Name:
        Address:
        Taxpayer Ident. No.:

    The property with respect to which the election is being made is _____________ shares of the common stock of ARTISTdirect, Inc.

    The property was issued on ______________, _____.

    The taxable year in which the election is being made is the calendar year
        _____.

    The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's service with the issuer terminates. The issuer's repurchase right will lapse in a series of annual and monthly installments over a four (4)-year period ending on ___________, 200__.

    The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $__________per share.

    The amount paid for such property is $___________ per share.

    A copy of this statement was furnished to ARTISTdirect, Inc. for whom taxpayer rendered the services underlying the transfer of property.

    This statement is executed on _________________, ______.


______________________________          ______________________________
Spouse (if any)                         Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her federal and state tax returns for the current tax year and an additional copy for his or her records.

               The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the "Code"). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

                      One purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares.

                      Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election. The foregoing election is to be effective to the full extent permitted under the Code.


THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

                                    APPENDIX


               The following definitions shall be in effect under the Agreement:

        A. AGREEMENT shall mean this Stock Purchase Agreement.

        B. BOARD shall mean the Corporation's Board of Directors.

        C. CODE shall mean the Internal Revenue Code of 1986, as amended.

        D. COMMON STOCK shall mean the Corporation's common stock.

        E. CORPORATE TRANSACTION shall mean any of the following transactions effecting a change in control or ownership of the Corporation:

                      (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

                      (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

        F. CORPORATION shall mean ARTISTdirect, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of ARTISTdirect, Inc.

        G. EMPLOYMENT AGREEMENT shall mean that certain Employment Agreement dated as of May 31, 2001, by and between Optionee and the Corporation.

        H. EXERCISE PRICE shall have the meaning assigned to such term in Paragraph A.1.

        I. GRANT DATE shall have the meaning assigned to such term in Paragraph A.1.

        J. GRANT NOTICE shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

        K. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

        L. INVOLUNTARY TERMINATION shall mean the termination of Optionee's Service by reason of:

                      (i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than (X) for Cause, as defined in the Employment Agreement, or (Y) by reason of death or Permanent Disability, or

                      (ii) Optionee's voluntary resignation for Good Reason, as defined in the Employment Agreement.

        M. 1933 ACT shall mean the Securities Act of 1933, as amended.

        N. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

        O. OPTION shall have the meaning assigned to such term in Paragraph A.1.

        P. OPTION AGREEMENT shall mean all agreements and other documents evidencing the Option.

        Q. OPTIONEE shall mean the person to whom the Option is granted.

        R. OWNER shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

        S. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        T. PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of inheritance following Optionee's death, (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares, or (iv) a transfer of the Purchased Shares to a trust for the sole benefit of Optionee or his immediately family.

        U. PRIOR PURCHASE AGREEMENT shall have the meaning assigned to such term in Paragraph D.4.

        V. PURCHASED SHARES shall have the meaning assigned to such term in Paragraph A.1.

        W. RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

        X. REPURCHASE RIGHT shall mean the right granted to the Corporation in accordance with Article D.

        Y. REGISTRATION SIDE LETTER shall mean that certain side letter dated as of May __, 2001, by and between the Corporation and Optionee with respect to the registration on Form S-8 of the Purchased Shares

        Z. SEC shall mean the Securities and Exchange Commission.

        AA. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

        BB. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        CC. VESTING SCHEDULE shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service; provided, the Option Shares are subject to accelerated vesting pursuant to Section D.6 of the Agreement.

        DD. UNVESTED SHARES shall have the meaning assigned to such term in Paragraph D.1.

                                    EXHIBIT C

                        PROSPECTUS FOR STOCK OPTION GRANT

                                    EXHIBIT 2

                Option to Acquire 755,880 Shares of Common Stock

                               ARTISTDIRECT, INC.
                         NOTICE OF GRANT OF STOCK OPTION


               Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of ARTISTdirect, Inc. (the "Corporation"):

               Optionee: Frederick W. Field

               Grant Date: May 31, 2001

               Vesting Commencement Date: The date Optionee commences Service as CEO of the Corporation.

               Exercise Price: $0.75 per share

               Number of Option Shares: 755,880 shares

               Expiration Date: May 30, 2008

               Type of Option: Non-Statutory Stock Option

               Exercise Schedule: The Option shall not be exercisable and the Option Shares shall not be vested until a Triggering Event (as defined below) has occurred. If no Triggering Event has occurred by the third anniversary of the Vesting Commencement Date, then the Option Shares shall remain unvested and unexercisable and the Option shall terminate. If a Triggering Event occurs by the third anniversary of the Vesting Commencement Date, however, Optionee shall acquire a vested interest in, and the Option shall become exercisable with respect to, all of the Option Shares.

               For purposes of this Option, "Triggering Event" shall be deemed to occur upon the first to occur of (w) the "Average Closing Price" (as defined below) equals or exceeds $3.50 (subject to adjustment for stock splits and the like), (x) the shares of the Corporation's Common Stock are re-listed on the Nasdaq National Market following a de-listing, (y) a Corporate Transaction occurs or (z) upon an Involuntary Termination (as defined in the Option Agreement) of Optionee's Service. "Average Closing Price," for purposes of this Option, shall mean (i) the average closing price reported by the National Association of Securities Dealers on the Nasdaq National Market (or, if not listed on such market, any other national market) for shares of the Corporation's Common Stock for any thirty (30) consecutive trading days during the first three years measured from the Vesting Commencement Date or (ii), if the Corporation is acquired by another entity, the consideration per share of Common Stock received by the Corporation's stockholders in such acquisition.

               Optionee hereby agrees to be bound by all the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

               All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED: MAY 31, 2001


                                       ARTISTDIRECT, INC.

                                       By: /s/ MARC GEIGER
                                           -------------------------------------

                                       Title: Chief Executive Officer
                                              ----------------------------------

                                       By:   /s/ FREDERICK W. FIELD
                                           -------------------------------------
                                       OPTIONEE: FREDERICK W. FIELD

                                       Address:  c/o Radar Pictures, Inc.
                                                 10900 Wilshire Blvd.,
                                                 Suite 1400
                                                 Los Angeles, CA 90024



ATTACHMENTS:
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - PROSPECTUS FOR STOCK OPTION GRANT

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                               ARTISTDIRECT, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


RECITALS

               A. The Board and the shareholders have approved a stock option grant to Optionee in order to attract and retain Optionee to serve the Corporation in the capacity of Chairman and Chief Executive Officer.

               B. The option evidenced by this Agreement is granted to Optionee in consideration of the services Optionee is to render the Corporation and not for any capital-raising purposes or in connection with any capital-raising activities.

               C. The granted option is intended to be a Non-Qualified Option which does NOT satisfy the requirements of Section 422 of the Code.

               D. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

               NOW, THEREFORE, it is hereby agreed as follows:

               1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice attached hereto. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

               2. OPTION TERM. This Option shall have a term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

               3. LIMITED TRANSFERABILITY. This Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee or as otherwise set forth herein. However, this Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment or as set forth herein. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

               4. DATES OF EXERCISE. The Option shall not be exercisable for any Option Shares unless a Triggering Event has occurred by the third anniversary of the Vesting

Commencement Date. If a Triggering Event has occurred by the third anniversary of the Vesting Commencement Date, the Option shall become exercisable for all of the Option Shares.

               5. CESSATION OF SERVICE. The Option term specified in Paragraph 2 shall terminate (and this Option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

                      (i) Notwithstanding anything herein to the contrary, if a Triggering Event has not occurred by the third anniversary of the Vesting Commencement Date, the option shall immediately terminate and cease to be outstanding.

                      (ii) Should Optionee cease Service by reason of an Involuntary Termination, then Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the later of
                             (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date.

                      (iii) Should Optionee cease Service by reason of Justification, then to the extent this Option is otherwise exercisable at the time of such cessation of Service, Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the earlier of (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or
                             (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date.

                      (iv) Should Optionee cease Service for any reason other than (a) an Involuntary Termination, (b) a termination for Cause, (c) Optionee's death or Permanent Disability, or (d) Justification, then to the extent this Option is otherwise exercisable at the time of such cessation of Service, Optionee's right to exercise this Option shall lapse and this Option cease to be outstanding, upon the earlier of (x) the expiration of the ninety (90) day period measured from the date of Optionee's cessation of Service or (y) the Expiration Date.

                      (v) Should Optionee's Service be terminated for Cause, then this Option shall immediately terminate and cease to be outstanding.

                      (vi) Should Optionee cease Service by reason of his death, then the personal representative of Optionee's estate or the person or persons to whom the Option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution or, if the Option has been transferred to a trust in accordance with the terms herein, the trustee of such trust, shall have the right to exercise this Option to the extent this Option is otherwise exercisable at the time of such death. Such right shall lapse, and this Option shall cease to be outstanding, upon the earlier of (a) the expiration of the twelve (12) month period measured from the date of Optionee's death or (b) the Expiration Date.

                      (vii) Should Optionee cease Service by reason of Permanent Disability while this Option is outstanding, then to the extent this Option is otherwise exercisable at the time of such cessation of Service, Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the later of (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or
                             (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date. In the event that such Permanent Disability prevents Optionee from personally exercising this Option, this Option may be exercised by Optionee's personal authorized representative to the same extent that Optionee could otherwise exercise this Option.

                      (viii) Upon the expiration of the applicable exercise
                             period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any exercisable Option Shares for which the Option has not otherwise been exercised.

               6.     CORPORATE TRANSACTION

                      (a) Immediately following a Corporate Transaction, this Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Parent thereof) in connection with the Corporate Transaction. The Corporation shall provide Optionee with a minimum of ten days prior written notice of any Corporate Transaction.

                      (b) If this Option is assumed in connection with a Corporate Transaction, then this Option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                      (c) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the number and/or class of securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

               8. STOCKHOLDER RIGHTS. The holder of this Option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

               9.     MANNER OF EXERCISING OPTION.

                      (a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

                             (i) Execute and deliver to the Corporation a Notice of Exercise for the number of Option Shares for which the Option is exercised.

                             (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                                    (A)    cash or check made payable to the
               Corporation;

                                    (B)    shares of Common Stock held by
               Optionee (or any other person or persons exercising the Option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                    (C)    through a special sale and remittance
               procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                      Except to the extent the sale and remittance procedure is
               utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Notice of Exercise.

                             (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

                             (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

                             (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the Option exercise.

                      (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares.

                      (c) In no event may this option be exercised for any fractional shares.

               10. LOCK-UP. Optionee agrees that prior to the one-year anniversary of the commencement of his employment with the Corporation, he will not sell, make any short sale of, hedge, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to the Option Shares without the written consent of the Corporation's Board of Directors.

               11. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market or other national market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

               13. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

               14. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                                    EXHIBIT I

                               NOTICE OF EXERCISE


               I hereby notify ARTISTdirect, Inc. (the "Corporation") that I elect to purchase ______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me on _______,
_______.

               Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.


____________________, _______
Date


                                             ___________________________________
                                             Optionee

                                             Address: __________________________

                                             ___________________________________

Print name in exact manner it is to
appear on the stock certificate:             ___________________________________

Address to which certificate is to
be sent, if different from address
above:                                       ___________________________________


                                             ___________________________________


Social Security Number:                      ___________________________________

                                    APPENDIX


               The following definitions shall be in effect under the Agreement:

               A.     AGREEMENT shall mean this Stock Option Agreement.

               B.     BOARD shall mean the Corporation's Board of Directors.

               C. CODE shall mean the Internal Revenue Code of 1986, as amended.

               D.     COMMON STOCK shall mean the Corporation's common stock.

               E. CORPORATE TRANSACTION shall mean any of the following transactions effecting a change in control or ownership of the Corporation:

                      (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

                      (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

               F. CORPORATION shall mean ARTISTdirect, Inc., a Delaware corporation.

               G. EMPLOYEE shall mean the Optionee in his capacity as an employee of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

               H. EMPLOYMENT AGREEMENT shall mean that certain Employment Agreement dated as of May 31, 2001, between Optionee and the Corporation.

               I. EXERCISE DATE shall mean the date on which the Option shall have been exercised in accordance with Paragraph 9 of the Agreement.

               J. EXERCISE PRICE shall mean the exercise price per share as specified in the Grant Notice.

               K. EXPIRATION DATE shall mean the date on which the Option expires as specified in the Grant Notice.

               L. FAIR MARKET VALUE per share of Common Stock on any relevant date, for purposes of Section 9 only, shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market (or, if not listed on such market, any other national market) and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Compensation Committee to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

               N. GRANT DATE shall mean the date of grant of the Option as specified in the Grant Notice.

               O. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the Option evidenced hereby.

               P. INVOLUNTARY TERMINATION shall mean the termination of Optionee's Service by reason of:

                      (i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than (X) for Cause, as defined in the Employment Agreement, or (Y) by reason of death or Permanent Disability, or

                      (ii) Optionee's resignation for Good Reason, as defined in the Employment Agreement.

               Q. JUSTIFICATION shall have the meaning given such term in the Employment Agreement.

               R. NON-QUALIFIED OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

               S. NOTICE OF EXERCISE shall mean the written notice of exercise in the form attached hereto as Exhibit I.

               T. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

               U. OPTIONEE shall mean the person to whom the Option is granted as specified in the Grant Notice.

               V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               W. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

               X. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

               Y. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

               Z. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               AA.    TRIGGERING EVENT shall have the meaning given such term in the Grant Notice.

                                    EXHIBIT B

                        PROSPECTUS FOR STOCK OPTION GRANT

                                    EXHIBIT 3

                Option to Acquire 665,220 Shares of Common Stock

                               ARTISTDIRECT, INC.
                         NOTICE OF GRANT OF STOCK OPTION


               Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of ARTISTdirect, Inc. (the "Corporation"):

               Optionee: Frederick W. Field

               Grant Date: May 31, 2001

               Vesting Commencement Date: The date Optionee commence Service as
                                          CEO of the Corporation

               Exercise Price: $0.75 per share

               Number of Option Shares: 665,220 shares

               Expiration Date: May 30, 2008

               Type of Option: Non-Statutory Stock Option

               Exercise Schedule: The Option shall not be exercisable and the Option Shares shall not be vested until a Triggering Event (as defined below) has occurred. If no Triggering Event has occurred by the third anniversary of the Vesting Commencement Date, then the Option Shares shall remain unvested and unexercisable and the Option shall terminate. If a Triggering Event occurs by the third anniversary of the Vesting Commencement Date, however, Optionee shall acquire a vested interest in, and the Option shall become exercisable with respect to, all of the Option Shares.

               For purposes of this Option, "Triggering Event" shall be deemed to occur upon the first to occur of (w) the "Average Closing Price" (as defined below) equals or exceeds $7.00 (subject to adjustment for stock splits and the like), (x) the shares of the Corporation's Common Stock are re-listed on the Nasdaq National Market following a de-listing, (y) a Corporate Transaction occurs, or (z) upon an Involuntary Termination (as defined in the Option Agreement) of Optionee's Service. "Average Closing Price," for purposes of this Option, shall mean (i) the average closing price reported by the National Association of Securities Dealers on the Nasdaq National Market (or, if not listed on such market, any other national market) for shares of the Corporation's Common Stock for any thirty (30) consecutive trading days during the first three years measured from the Vesting Commencement Date or (ii), if the Corporation is acquired by another entity, the consideration per share of Common Stock received by the Corporation's stockholders in such acquisition.

               Optionee hereby agrees to be bound by all the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

               All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:  MAY 31, 2001


                                       ARTISTDIRECT, INC.

                                       By: /s/ MARC GEIGER
                                           -------------------------------------

                                       Title: Chief Executive Officer
                                              ----------------------------------

                                       By:   /s/ FREDERICK W. FIELD
                                           -------------------------------------
                                       OPTIONEE: FREDERICK W. FIELD

                                       Address:  c/o Radar Pictures, Inc.
                                                 10900 Wilshire Blvd.,
                                                 Suite 1400
                                                 Los Angeles, CA 90024


ATTACHMENTS:
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - PROSPECTUS FOR STOCK OPTION GRANT

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                               ARTISTDIRECT, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


RECITALS

               A. The Board and the shareholders have approved a stock option grant to Optionee in order to attract and retain Optionee to serve the Corporation in the capacity of Chairman and Chief Executive Officer.

               B. The option evidenced by this Agreement is granted to Optionee in consideration of the services Optionee is to render the Corporation and not for any capital-raising purposes or in connection with any capital-raising activities.

               C. The granted option is intended to be a Non-Qualified Option which does NOT satisfy the requirements of Section 422 of the Code.

               D. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

               NOW, THEREFORE, it is hereby agreed as follows:

               1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice attached hereto. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

               2. OPTION TERM. This Option shall have a term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

               3. LIMITED TRANSFERABILITY. This Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee or as otherwise set forth herein. However, this Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment or as set forth herein. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

               4. DATES OF EXERCISE. The Option shall not be exercisable for any Option Shares unless a Triggering Event has occurred by the third anniversary of the Vesting

Commencement Date. If a Triggering Event has occurred by the third anniversary of the Vesting Commencement Date, the Option shall become exercisable for all of the Option Shares.

               5. CESSATION OF SERVICE. The Option term specified in Paragraph 2 shall terminate (and this Option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

                      (i) Notwithstanding anything herein to the contrary, if a Triggering Event has not occurred by the third anniversary of the Vesting Commencement Date, the option shall immediately terminate and cease to be outstanding.

                      (ii) Should Optionee cease Service by reason of an Involuntary Termination, then Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the later of
                             (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date.

                      (iii) Should Optionee cease Service by reason of Justification, then to the extent this Option is otherwise exercisable at the time of such cessation of Service, Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the earlier of (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or
                             (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date.

                      (iv) Should Optionee cease Service for any reason other than (a) an Involuntary Termination, (b) a termination for Cause, (c) Optionee's death or Permanent Disability, or (d) Justification, then to the extent this Option is otherwise exercisable at the time of such cessation of Service, Optionee's right to exercise this Option shall lapse and this Option cease to be outstanding, upon the earlier of (x) the expiration of the ninety (90) day period measured from the date of Optionee's cessation of Service or (y) the Expiration Date.

                      (v) Should Optionee's Service be terminated for Cause, then this Option shall immediately terminate and cease to be outstanding.

                      (vi) Should Optionee cease Service by reason of his death, then the personal representative of Optionee's estate or the person or persons to whom the Option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution or, if the Option has been transferred to a trust in accordance with the terms herein, the trustee of such trust, shall have the right to exercise this Option to the extent this Option is otherwise exercisable at the time of such death. Such right shall lapse, and this Option shall cease to be outstanding, upon the earlier of (a) the expiration of the twelve (12) month period measured from the date of Optionee's death or (b) the Expiration Date.

                      (vii) Should Optionee cease Service by reason of Permanent Disability while this Option is outstanding, then to the extent this Option is otherwise exercisable at the time of such cessation of Service, Optionee's right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the later of (a) the expiration of the twelve (12) month period measured from the date of Optionee's cessation of Service or
                             (b) the expiration of Optionee's initial five-year employment term as set forth in the Employment Agreement. In no event shall this Option be exercisable at any time after the Expiration Date. In the event that such Permanent Disability prevents Optionee from personally exercising this Option, this Option may be exercised by Optionee's personal authorized representative to the same extent that Optionee could otherwise exercise this Option.

                      (viii) Upon the expiration of the applicable exercise
                             period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any exercisable Option Shares for which the Option has not otherwise been exercised.

               6.     CORPORATE TRANSACTION

                      (a) Immediately following a Corporate Transaction, this Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Parent thereof) in connection with the Corporate Transaction. The Corporation shall provide Optionee with a minimum of ten days prior written notice of any Corporate Transaction.

                      (b) If this Option is assumed in connection with a Corporate Transaction, then this Option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                      (c) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the number and/or class of securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

               8. STOCKHOLDER RIGHTS. The holder of this Option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

               9.     MANNER OF EXERCISING OPTION.

                      (a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

                             (i) Execute and deliver to the Corporation a Notice of Exercise for the number of Option Shares for which the Option is exercised.

                             (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                                    (A)    cash or check made payable to the
               Corporation;

                                    (B)    shares of Common Stock held by
               Optionee (or any other person or persons exercising the Option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                    (C)    through a special sale and remittance
               procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                      Except to the extent the sale and remittance procedure is
               utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Notice of Exercise.

                             (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

                             (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

                             (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the Option exercise.

                      (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares.

                      (c) In no event may this option be exercised for any fractional shares.

               10. LOCK-UP. Optionee agrees that prior to the one-year anniversary of the commencement of his employment with the Corporation, he will not sell, make any short sale of, hedge, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to the Option Shares without the written consent of the Corporation's Board of Directors.

               11. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market or other national market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

               13. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

               14. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                                    EXHIBIT I

                               NOTICE OF EXERCISE


               I hereby notify ARTISTdirect, Inc. (the "Corporation") that I elect to purchase ______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me on _______,
_______.

               Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.


____________________, _______
Date


                                             ___________________________________
                                             Optionee

                                             Address: __________________________

                                             ___________________________________

Print name in exact manner it is to
appear on the stock certificate:             ___________________________________

Address to which certificate is to
be sent, if different from address
above:                                       ___________________________________


                                             ___________________________________


Social Security Number:                      ___________________________________

                                    APPENDIX


               The following definitions shall be in effect under the Agreement:

               A.     AGREEMENT shall mean this Stock Option Agreement.

               B.     BOARD shall mean the Corporation's Board of Directors.

               C. CODE shall mean the Internal Revenue Code of 1986, as amended.

               D.     COMMON STOCK shall mean the Corporation's common stock.

               E. CORPORATE TRANSACTION shall mean any of the following transactions effecting a change in control or ownership of the Corporation:

                      (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

                      (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

               F. CORPORATION shall mean ARTISTdirect, Inc., a Delaware corporation.

               G. EMPLOYEE shall mean the Optionee in his capacity as an employee of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

               H. EMPLOYMENT AGREEMENT shall mean that certain Employment Agreement dated as of May 31, 2001, between Optionee and the Corporation.

               I. EXERCISE DATE shall mean the date on which the Option shall have been exercised in accordance with Paragraph 9 of the Agreement.

               J. EXERCISE PRICE shall mean the exercise price per share as specified in the Grant Notice.

               K. EXPIRATION DATE shall mean the date on which the Option expires as specified in the Grant Notice.

               L. FAIR MARKET VALUE per share of Common Stock on any relevant date, for purposes of Section 9 only, shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market (or, if not listed on such market, any other national market) and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Compensation Committee to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

               N. GRANT DATE shall mean the date of grant of the Option as specified in the Grant Notice.

               O. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the Option evidenced hereby.

               P. INVOLUNTARY TERMINATION shall mean the termination of Optionee's Service by reason of:

                      (i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than (X) for Cause, as defined in the Employment Agreement, or (Y) by reason of death or Permanent Disability, or

                      (ii) Optionee's resignation for Good Reason, as defined in the Employment Agreement.

               Q. JUSTIFICATION shall have the meaning given such term in the Employment Agreement.

               R. NON-QUALIFIED OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

               S. NOTICE OF EXERCISE shall mean the written notice of exercise in the form attached hereto as Exhibit I.

               T. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

               U. OPTIONEE shall mean the person to whom the Option is granted as specified in the Grant Notice.

               V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               W. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

               X. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

               Y. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

               Z. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               AA.    TRIGGERING EVENT shall have the meaning given such term in the Grant Notice.

                                    EXHIBIT B

                        PROSPECTUS FOR STOCK OPTION GRANT

                                    EXHIBIT 4

               California Labor Code Sections 2870, 2871 and 2872


SECTION 2870

(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

        (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

        (2)   Result from any work performed by the employee for the employer.

(b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.



SECTION 2871

No employer shall require a provision made void and unenforceable by Section 2870 as a condition of employment or continued employment. Nothing in this article shall be construed to forbid or restrict the right of an employer to provide in contracts of employment for disclosure, provided that any such disclosures be received in confidence, of all of the employee's inventions made solely or jointly with others during the term of his or her employment, a review process by the employer to determine such issues as may arise, and for full title to certain patents and inventions to be in the United States, as required by contracts between the employer and the United States or any of its agencies.


SECTION 2872

If an employment agreement entered into after January 1, 1980, contains a provision requiring the employee to assign or offer to assign any of his or her rights in any invention to his or her employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention which qualifies fully under the provisions of Section 2870. In any suit or action arising thereunder, the burden of proof shall be on the employee claiming the benefits of its provisions.

                                   EXHIBIT 2

                              EMPLOYMENT AGREEMENT


        THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated as of May 31, 2001, is entered into between ARTISTdirect Records, L.L.C., a Delaware limited liability company ("Company") and Frederick W. Field ("Employee"), and shall be effective upon the date that all of the conditions set forth in that certain side letter agreement of even date (the "Side Letter") among Company, ARTISTdirect, Inc. ("AD"), ARTISTdirect Recordings, Inc. ("ADR"), Employee and Radar Records Holdings, LLC, a Delaware limited liability company ("FieldCo"), shall have been satisfied (the "Effective Date").


                                    RECITALS

        WHEREAS, Company desires to employ Employee to serve Company and its subsidiaries, and Employee desires to be so employed by Company, on the terms and subject to the conditions hereinafter set forth.


                                    AGREEMENT

        NOW, THEREFORE, the parties hereto have agreed, and do hereby mutually agree, as follows:

1. Employment and Duties. Subject to the other terms and conditions set forth herein, Company hereby employs Employee, and Employee agrees to be employed by Company, as Chief Executive Officer. Employee shall be Company's most senior executive. Employee shall report solely and directly to Company's members. During the Term, and subject to the provisions of the Operating Agreement of Company dated of even date herewith, as the same may be amended from time to time (the "Operating Agreement"), Employee shall faithfully perform to the best of his ability all services and acts as are (a) consistent with his title and position and (b) reasonably assigned to him by a "Majority in Interest" (as defined in the Operating Agreement).

2.      Devotion.

        (a) During the Term, Employee shall devote his business time, skill and energies exclusively to the business of Company and the "Company Affiliates" (as defined below), subject to Section 2(b) below. For purposes of this Agreement, "Company Affiliate" shall mean any entity that directly or indirectly has "Control" (as defined below) of Company, as well as any entity over which Company has Control, where having "Control" means having the power to direct the affairs of an entity by reason of ownership of securities, by contract, or otherwise. Without limiting the preceding sentence, a person or entity owning directly or indirectly 50% or more of the voting securities of an entity shall be deemed to have Control over such entity.

        (b) It is hereby acknowledged that, concurrently with the execution of this Agreement, Employee and AD, which is a Company Affiliate, are entering into an employment agreement whereby, subject to the satisfaction of the conditions set forth in the Side Letter, Employee shall become the Chairman and Chief Executive Officer of AD (the "AD Employment Agreement"). In light of the foregoing, it is specifically acknowledged and agreed that the performance of Employee's services to AD pursuant to the AD Employment Agreement shall not be deemed to be a breach of this Agreement. In addition, provided such activities do not unreasonably interfere with the performance by Employee of his duties hereunder, Employee shall be entitled to devote not more than twenty percent (20%) of his total business time, measured upon a yearly basis, to the motion picture and television activities of Radar Pictures, LLC and service on the board of directors of each of the following companies: Huge Click, Interland, Load Media, Omnipod, Strategic Data Corporation and E-Vox (such activities and service, collectively, the "Permitted Outside Activities"). Employee shall be entitled to retain for his own account the proceeds earned by Employee from the Permitted Outside Activities.

3. Principal Place of Employment. During the Term, Employee's place of employment shall be at the principal offices of Company in the Los Angeles area; provided, however, it is agreed that Employee will be expected to travel from time to time at Company's expense in accordance with the provisions of Section 6(c) below.

4. Term. The term of Employee's employment shall commence on the Effective Date and continue for five years (the "Term"), unless terminated sooner as provided in Section 7 below.

5. Compensation. For all services to be rendered by Employee hereunder (other than to AD), Employee shall be paid by Company a base salary at the annual rate of One Million Dollars ($1,000,000), less applicable withholdings, payable in accordance with Company's standard payment schedule for employees. Except as specifically provided in the AD Employment Agreement, Employee shall not be entitled to additional compensation for performing any services consistent with his duties hereunder for any Company Affiliate.

6.      Employee Benefits; Reimbursement for Expenses.

        (a) Employee shall be entitled to participate in such Company retirement, profit sharing and pension plans and life and other insurance programs, as well as other benefit programs (other than A&R incentive plans and other employee bonus plans), which are available to the other most senior executives of Company, subject to Company's policies with respect to all of such benefits or insurance programs or plans, and the terms thereof, which policies and terms may include limitations on the eligibility of a Company employee to participate simultaneously in both Company benefit plans and Company Affiliate benefit plans; provided, however, that notwithstanding anything herein to the contrary, Company shall not be obligated to institute or maintain any particular benefit or insurance program or plan or aspect thereof.

        (b) Employee shall be entitled to not less than four (4) weeks' vacation during each year of the Term hereof to be scheduled at mutually agreeable times and accrued and taken in accordance with Company policy. For the avoidance of doubt, any vacation to be taken by Employee pursuant to this Agreement shall be taken simultaneously with any vacation to be taken by Employee pursuant to the AD Employment Agreement.

        (c) Company agrees to reimburse Employee for such reasonable and necessary out-of-pocket expenses incurred by Employee during the Term in the performing of services for Company, including but not limited to for business-related travel (first class), hotel, meals, telephone calls and entertainment. If Employee shall travel in respect of both any Permitted Outside Activity and Company business, Employee shall only seek and be entitled to those expenses reasonably allocable to his pursuit of Company business. As a condition to the reimbursement of such expenses by Company to Employee, Employee shall provide Company with copies of invoices, receipts or other satisfactory documentation in sufficient detail to allow Company to confirm the business nature of the expenses and claim an income tax deduction for such paid items, if such items are deductible. The obligations of Company to make the reimbursements specified hereunder for approved expenses accrued prior to the effective date of termination of this Agreement shall survive any termination of the Term.

7.      Termination.

        (a) Company may terminate Employee's employment hereunder after the occurrence and during the continuance of any Disability of Employee, upon thirty
(30) days' prior written notice to Employee. For purposes of this Agreement, "Disability" means Employee's incapacity to perform substantially all of his then current duties as required hereunder for one hundred eighty (180) days or more within any period of three hundred sixty-five (365) consecutive days because of mental or physical condition, illness or injury, consistent with applicable state and federal law. In the event of any dispute regarding the existence of Employee's Disability, the matter will be resolved by the determination of a physician qualified to practice medicine in the State of California, selected by Employee and reasonably approved by Company, or, failing such approval, by a majority of three physicians qualified to practice medicine in the State of California, one to be selected by Company, one to be selected by Employee and the third to be selected by the two designated physicians. For this purpose, Employee will submit to appropriate medical examinations.

        (b) Company may terminate Employee's employment hereunder for Cause. For the purposes of this Agreement, "Cause" shall mean Employee shall have: (i) been convicted of, or pleaded nolo contendere to any felony or to any lesser crime involving fraud, embezzlement, or misappropriation of the property of Company or any Company Affiliate; (ii) engaged in gross negligence or willful misconduct in the performance of Employee's duties hereunder; (iii) materially breached any of the provisions of Sections 1 or 2 above, or Sections 8, 9, 10 or 15 below; (iv) misappropriated for his own purpose and benefit any (A) material property of Company or any Company Affiliate or (B) any material opportunity of Company or any Company Affiliate, (v) materially failed to abide by any of Sections 3.1(b) or 3.2 of the Operating Agreement, or the second sentence of Section 13.1 of the Operating Agreement; (vi) had his employment with AD terminated by AD pursuant to (A) Section 8(b)(ii) of the AD Employment Agreement due to his willful misconduct or (B) Section 8(b)(iii) of the AD Employment Agreement due to a material breach by Employee of Sections 3 or 10 of the AD Employment Agreement; or (vii) terminated his employment with AD without "Good Reason" or "Justification" (as defined in the AD Employment Agreement). Notwithstanding anything to the contrary contained herein, no event or circumstance described in any of the preceding clauses (ii), (iii), (iv)(B) or (v) above shall constitute "Cause" for purposes of this Agreement unless Company gives Employee (or FieldCo, if applicable) written notice delineating the claimed event or circumstance and setting forth Company's intention to terminate Employee's employment if such claimed event or circumstance is not duly remedied within thirty (30) days following such notice, if susceptible to remedy, and Employee fails to remedy such event or circumstance within such thirty (30) day period; provided, however, that if such failure susceptible to remedy cannot be remedied within such thirty (30) day period, it shall not constitute Cause hereunder if Employee shall commence such remedy within such thirty (30) day period and thereafter diligently pursue such remedy and cause its completion within a reasonable period thereafter. In addition, the first breach by Employee of either the commitment contained in the second sentence of Section 2(b) above (regarding Employee's performance of services to AD under the AD Employment Agreement) or the commitment contained in the third sentence of Section 2(b) above (regarding the Permitted Outside Activities) shall not be grounds for termination for Cause.

        (c) The employment of Employee hereunder shall be automatically terminated on the date of Employee's death.

        (d) Employee may terminate his employment hereunder forthwith at any time for Good Reason upon written notice to Company. For purposes of this Agreement, "Good Reason" shall mean the occurrence of any of the following (i) Employee's termination of his employment with AD for "Good Reason" (as defined in the AD Employment Agreement); (ii) a termination of Employee's employment with AD that is neither (A) by AD pursuant to Sections 8(a), 8(b) or 8(c) of the AD Employment Agreement nor (B) deemed, pursuant to Section 8(f) of the AD Employment Agreement, to have been by AD pursuant to Section 8(b) of the AD Employment Agreement; (iii) at any time following a "Funding Default" as defined in the Operating Agreement; or (iv) a material breach by Company of any of its material obligations to Employee hereunder. Notwithstanding anything to the contrary contained herein, no event or circumstance in the preceding clause (iv) shall constitute "Good Reason" for purposes of this Agreement unless Employee gives Company written notice delineating the claimed event or circumstance and setting forth Employee's intention to terminate Employee's employment if such claimed event or circumstance is not duly remedied within thirty (30) days following such notice, if susceptible to remedy, and Company fails to remedy such event or circumstance (or cause such remedy) within such thirty (30) day period; provided, however, that if such failure susceptible to remedy cannot be remedied within such thirty (30) day period and does not involve a payment of compensation or a reimbursement of expenses, it shall not constitute Good Reason hereunder if Company shall commence such remedy within such thirty (30) day period and thereafter diligently pursue such remedy and cause its completion within a reasonable period thereafter.

        (e) If Employee's employment is terminated pursuant to this Section 7, Employee shall be entitled to, and Company's obligation hereunder shall be limited to, (i) the payment of any unpaid compensation accrued under Section 5 above through the effective date of such termination; (ii) any unreimbursed expenses incurred, and other accrued employee benefits (as described above) accrued, through the date of termination; and (iii) the additional compensation provided in Section 7(f) below, if any.

        (f) If Employee's employment is terminated:

            (i) by Company pursuant to Section 7(a) above, Employee will receive the benefit of any Company disability plans; or

            (ii) by Employee pursuant to Section 7(d) above, Company shall pay Employee a lump sum in an amount equal to the aggregate amount of Employee's base salary payable at the annualized level being paid to Employee pursuant to
Section 5 above at the time of such termination, less required withholdings, during the Payment Period specified below. As used herein, the "Payment Period" shall mean (I) fifty percent (50%) of the remainder of the scheduled Term if such termination occurs during the first three (3) years of the Term, (II) twelve (12) consecutive months after the effective date of such termination if such termination occurs during the fourth (4th) year of the Term, or (III) the full remainder of the scheduled Term if such termination occurs during the fifth
(5th) year of the Term. The parties hereto agree that the payment set forth in this Section 7(f)(ii) constitutes fair compensation and the sole remedy for damages for any termination by Employee pursuant to Section 7(d) above. Employee shall have no duty of mitigation and shall not be subject to any right of offset with respect to any other compensation received by Employee during the Payment Period.

        (g) Nothing in this Agreement shall be deemed a release or waiver of right to any medical or other employee benefits available to Employee on or after the effective date of termination of the executive's employment by Company under any federal, state or local law that provides for the continuation of any medical or other employee benefits after employment.

        (h) (i) In the event of a dispute between Employee and Company as to whether Employee's employment may be terminated by Company for Cause or whether Employee terminated, or is entitled to terminate, Employee's employment for Good Reason, then solely as to such dispute (and not as to any other disputes under this Agreement, as such other disputes shall be settled in accordance with
Section 13 below), the dispute shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this Section 7(h) and the then most applicable rules of the American Arbitration Association for employment dispute resolution. The arbitrator shall have the authority to decide only the issue of whether Cause for termination or a Good Reason for resignation exists. Such arbitration shall be decided within ninety (90) days of the filing of a petition to arbitration. Such arbitration shall be administered by the American Arbitration Association and shall be the exclusive remedy for determining the issue of Cause or Good Reason only (as opposed to any other disputes between the parties hereto). If a party desires to submit an dispute to arbitration pursuant to this Section 7(h) when the arbitration proceeding set forth in Section 8(j) of the AD Employment Agreement already is in effect, such dispute shall be determined in the same arbitration proceeding as that which is already so in effect.

            (ii) If the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of fifteen arbitrators drawn by the parties at random from the "Independent" (or "Gold Card") list of retired judges or, at Employee's option, from a list of fifteen persons (which shall be retired judges or litigation attorneys experienced in labor matters) provided by the American Arbitration Association. If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot. After each party has used seven strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

            (iii) In the event of a dispute subject to this Section 7(h), the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties in respect of the specific dispute, and shall be expressly limited to such dispute (i.e., as to whether a termination constituted a valid termination for Cause or Good Reason) and shall not extend to any other matters or disputes. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgment if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

            (iv) Unless mutually agreed by the parties otherwise, any such arbitration shall take place in the City of Los Angeles, California. Any filing or administrative fees related to such arbitration initially shall be borne by the party requesting arbitration, and the parties shall bear equally the cost of the arbitrator's compensation; provided, however, that the arbitrator shall be entitled to award the prevailing party in such arbitration all of such party's filing or administrative fees related to such arbitration, as well as require the nonprevailing party to bear the entire cost of the arbitrator's compensation. Each party hereto shall be responsible all of its own attorneys' fees and costs related to such dispute and arbitration proceedings.

            (v) During the continuance of any arbitration pursuant to this
Section 7(h), Employee shall not cause or permit Company to enter into or modify the terms of any agreement, contract or arrangement without the prior written approval of ADR, except an agreement, contract or arrangement:

                (A) is required for Company to honor its then existing contractual obligations; or

                (B) previously was approved by ADR.

8. Rights to Works. In return for the consideration described herein, Employee agrees as follows:

        (a) All inventions, trade secrets, ideas, recordings, original works of authorship or other work product of any kind that Employee conceives, develops, discovers or makes in whole or in part pursuant to this Agreement or in the scope of Employee's employment hereunder and Employee's contributions thereto (hereinafter referred to as "Works") shall belong solely and exclusively to Company. Company shall have the perpetual and exclusive right to use, exhibit, distribute, or license throughout the universe, any Work or part thereof in which Employee's services for Company are utilized by all forms of audio, visual, textual, digital, electronic or other distribution that are now known or may hereafter exist, and otherwise exploit such Works in such media, forums and for such uses throughout the universe as it deems appropriate; provided, however, that no likeness of Employee shall be used during or after the Term without Employee's written consent and no quote of Employee shall be attributed to Employee during or after the Term without Employee's written consent. All revenues derived by Company from the use, exhibition, distribution, licensing, or other exploitation of such Works shall be the sole and exclusive property of Company.

        (b) To the extent that the Works are considered: (i) contributions to collective works and/or (ii) as parts or components of audiovisual works, the parties hereby expressly agree that the Works shall be considered "works made for hire" under the United States Copyright Act of 1976, as amended (17 U.S.C.
Section 101 et seq.). In accordance therewith, the sole right of copyright in and to the Works shall belong exclusively to Company in perpetuity. To the extent that the Works are deemed works other than contributions to collective works and/or parts or components of audiovisual works, Employee hereby irrevocably assigns and transfers to Company to the maximum extent permitted by law all right, title and interest in the Works, including but not limited to all copyrights, patents, trade secret rights, and other proprietary rights in or relating to the Works. At Company's reasonable written request and sole expense, Employee shall execute, verify, acknowledge, deliver and file any and all formal assignments, recordations and any and all other documents that Company may prepare and reasonably call for to give effect to the provisions of this Agreement. If Employee fails to execute any such document or instrument, or perform any such act, within ten (10) business days, Employee shall be deemed to have irrevocably constituted and appointed Company, with full power of substitution, to be Employee's true and lawful attorney, in Employee's name, place, and stead, solely to execute, acknowledge, swear to, and file all instruments, conveyances, certificates, agreements, and other documents, and to take any action which may be necessary or appropriate to effect the provisions of this Section 8. The powers of attorney granted herein shall be deemed to be coupled with an interest and shall be irrevocable.

        (c) It is understood that the rights granted to Company in this Section 8 shall continue in effect after the termination or expiration of this Agreement to the extent necessary for Company's full enjoyment of such rights.

        (d) All provisions of this Agreement relating to the assignment by Employee of any invention or innovation are subject to the provisions of California Labor Code Sections 2870, 2871 and 2872. In accordance with Section 2870 of the California Labor Code, the obligation to assign as provided in this Agreement does not apply to an invention or innovation that Employee developed entirely on his own time without using Company's equipment, supplies, facilities, or trade secret information except for those inventions that either:
(i) relate to either (A) the business of Company or any Company Affiliate at the time of conception or reduction to practice of the invention, or (B) actual or demonstrably anticipated research or development of Company or any Company Affiliate; or (ii) result from any work performed by Employee for Company or any Company Affiliate. A copy of California Labor Code Sections 2870, 2871 and 2872 is attached to this Agreement as Exhibit 1, and incorporated herein by reference.

        (e) Employee shall disclose all inventions and innovations to Company that reasonably could be anticipated to be owned by or required to be assigned to Company hereunder.

        (f) Notwithstanding the foregoing provisions of this Section 8, this
Section 8 shall not apply to Works relating to AD's or ADR's business and affairs, as such Works are addressed in the AD Employment Agreement.

9. Restrictions. In recognition of the consideration described herein, Employee agrees that:

        (a) Without limiting the generality of Section 2(a) above, and except as set forth in Section 2(b) above, Employee shall not engage or be financially interested, directly or indirectly, at any time prior to the "Noncompetition Expiration Date," in any activity directly competitive with any business then carried on by, or anticipated to be carried on by, Company or any Company Affiliate over which Company has Control. Notwithstanding the foregoing, Employee may acquire or hold, solely for investment, publicly traded securities of any corporation, so long as such securities, in the aggregate, constitute less than five percent (5%) of any class or series of outstanding securities of such corporation. As used in this Section 9, "Noncompetition Expiration Date" shall mean:

            (i) If Employee's employment is terminated (A) by Company pursuant to Section 7(a) or 7(c) above, or (B) by Employee pursuant to Section 7(d) above, then the actual date of termination of Employee's employment with Company; or

            (ii) If Employee's employment is terminated (A) by Company pursuant to Section 7(b) above or (B) by Employee other than pursuant to Section 7(d) above, then the later of the actual date of such termination or the date upon which the Term is scheduled to expire.

        (b) During the term of Employee's employment and at all times thereafter, Employee shall hold in secrecy all trade secrets and confidential information relating to the business and affairs of Company or any Company Affiliate over which Company has Control that come to his knowledge while employed by Company (excluding information that is or becomes publicly known or available for use through no fault of Employee), including but not limited to:
(i) matters of a business nature related to Company or any Company Affiliate over which Company has Control, such as information about costs, profits, markets, sales, lists of customers, lists of clients and other information of a similar nature, (ii) plans or strategies for development of the business of Company or any Company Affiliate over which Company has Control and (iii) matters of a technical nature related to Company or any Company Affiliate over which Company has Control. Except as required in the performance of Employee's duties to Company under this Agreement, Employee shall not use for his own benefit or disclose to any person (except to his attorneys and financial advisors and as required by law or legal process, provided Employee shall undertake to give Company notice prior to such disclosure and shall comply with any applicable protective order or equivalent), directly or indirectly, such matters unless such use or disclosure has been specifically authorized in writing by Company in advance. Employee shall advise his attorneys and financial advisors that such trade secrets and confidential information are confidential and that by receiving such trade secrets and confidential information such attorneys and financial advisors are agreeing to be bound by this Section 9(b). Employee agrees to be responsible for any breach of this Section 9(b) by his attorneys or financial advisors.

        (c) Employee shall not, directly or indirectly, hire, offer to hire, entice away, or in any other manner persuade or attempt to persuade any officer, employee (other than Employee's personal assistant(s)), agent, representative, customer, client, performer or songwriter of Company or any Company Affiliate, to discontinue his or her relationship with Company or any Company Affiliate, until the "Nonsolicitation Expiration Date," which shall mean the date one (1) year following the date upon which the Term is scheduled to expire, unless Employee's employment is terminated by Employee pursuant to Section 7(d) above, in which case it shall mean the date one (1) year following the actual date of such termination. Notwithstanding the foregoing provisions of this Section 9(c), this Section 9(c) shall not apply to hiring, offering to hire, enticing away, or in any other manner persuading or attempting to persuade any officer, employee (other than Employee's personal assistant(s)), agent, representative, customer, client, performer or songwriter of AD or ADR, to discontinue his or her relationship with AD or ADR, as such matters are addressed in the AD Employment Agreement.

10. Employee's Representations. Employee hereby represents and warrants that: (a) he has the right to enter into this Agreement and to grant the rights granted by him herein, (b) the provisions of this Agreement do not violate any other contracts or agreements to which he is a party and that would adversely affect his ability to perform his obligations hereunder, (c) he will comply in all material respects with all policies of Company of which he has written notice, provided they are consistent with applicable laws and (d) this Agreement is enforceable against Employee in accordance with its terms, except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal, state or local securities laws or by public policy. Without limiting the generality of the foregoing, Employee specifically represents and warrants that no term or condition under any contract or agreement related to Employee's past employment with Universal Music Group or the termination thereof shall in any way reduce or restrict Employee's ability to execute and perform this Agreement.

11. Assistance with Litigation. Employee agrees that for five years following termination of his employment with Company, Employee shall make himself available to Company to assist Company with litigation based on fact or circumstance that arose during his employment. Employee further agrees to cooperate reasonably with Company in any such litigation. Company agrees to compensate Employee at a reasonable rate for his time, except time spent in depositions or trial. Company further agrees to reimburse Employee such reasonable and necessary out-of-pocket expenses incurred by Employee in providing such assistance, in accordance with the principles set forth in Section 6(c) above.

12. Company's Representations. Company hereby represents and warrants that, subject to the satisfaction of the conditions set forth in the Side Letter: (a) it has the right, power and authority to enter into this Agreement and to incur the obligations incurred by it herein, (b) this Agreement has been duly and validly authorized by Company and is enforceable against Company in accordance with its terms, except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal, state or local securities laws or by public policy, and (c) the provisions of this Agreement do not violate any other contracts or agreements to which it is a party that would adversely affect its ability to perform its obligations hereunder.

13.     Governing Law.

        (a) This Agreement shall be governed by and construed and enforced in accordance with the internal substantive laws (and not the laws of choice of laws) of the State of California.

        (b) Subject to Section 7(h) above, each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any California state court or federal court of the United States of America sitting in the Central District of the State of California, situated in Los Angeles County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such California state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

        (c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any California state court or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

14. Entire Agreement. This Agreement and the Side Letter constitute the whole agreement of the parties hereto in reference to any employment of Employee by Company and in reference to the subject matter hereof, and all prior agreements, promises, representations and understandings relative thereto are merged herein.

15. Assignability. The services to be performed by Employee hereunder are personal in nature and, accordingly, Employee may not, without the prior express written consent of Company in each instance, assign or transfer this Agreement or any rights or obligations hereunder. Company may not assign or transfer this Agreement or any rights or obligations hereunder. For purposes of this Agreement, a "Change in Control," meaning a sale of all or substantially all of the assets of Company, or any transaction or series of related transactions (including without limitation, any merger, reorganization, consolidation or purchase of outstanding equity interests) resulting in the transfer of 50% or more of the outstanding voting securities of Company, shall not be considered an assignment. For the avoidance of doubt, however, the provisions of Section 7(d) above shall continue to apply following a Change in Control. Nothing expressed or implied herein is intended or shall be construed to confer upon or give to any person, other than the parties hereto, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof.

16. Remedies. Any material breach or violation by Employee of the terms of Sections 2, 8, or 9 above would result in immediate and irreparable injury and harm to Company, and would cause damage to Company in amounts difficult to ascertain and for which Company's remedies and defenses at law would be inadequate. Accordingly, (a) in the event of any breach or threatened breach of
Section 9(a) above, Company shall be entitled to seek the remedy of injunction, as well as all other remedies to which Company may be entitled, at law, in equity or otherwise and (b) in the event of any such breach or threatened breach of the aforementioned Sections other than Section 9(a) above, Company shall be entitled to, and Employee hereby consents to, the remedy of injunction, as well as all other remedies to which Company may be entitled, at law, in equity or otherwise. The preceding sentence shall not be construed to prevent Employee from disputing the factual basis of any remedies or defenses asserted by Company.

17. Covenants Reasonable as to Time and Territory. Employee and Company have considered carefully the nature and extent of the restrictions set forth in this Agreement and the rights and remedies conferred upon Company under this Agreement, and hereby acknowledge and agree that: (i) such restrictions are reasonable in time and territory; and (ii) the consideration provided and to be provided to Employee is sufficient to compensate Employee for such restrictions.

18. Amendments; Waivers. This Agreement may be amended, modified, superseded, canceled, renewed or extended and the terms or covenants hereof may be waived only by a written instrument executed by the parties hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

19. Notices. All notices, consents, requests and other communications hereunder shall be in writing and, if given by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed or delivered by overnight courier, shall be deemed to have been validly served, given or delivered when deposited in the United States mail, as registered or certified mail, with proper postage prepaid, or when deposited with the courier service (provided the courier service obtains a signature acknowledging receipt), and addressed to the party or parties to be notified, at the following addresses (or such other addresses) as a party may designate for itself by like notice:

        If to Employee:      Frederick W. Field
                             c/o Radar Pictures
                             10900 Wilshire Boulevard, Suite 1400
                             Los Angeles, CA 90024

        With a copy to:      Ziffren, Brittenham, Branca & Fischer
                             1801 Century Park West
                             Los Angeles, CA 90067-6406
                             Attention: Skip M. Brittenham, Esq. or
                                        Gary Stiffelman, Esq.

        If to Company:       ARTISTdirect Records, L.L.C.
                             5670 Wilshire Blvd, Suite 200
                             Los Angeles, CA 90036
                             Attention: Marc P. Geiger

        With copies to:      ARTISTdirect, Inc.
                             5670 Wilshire Blvd, Suite 200
                             Los Angeles, CA 90036
                             Attention: VP of Business and Legal Affairs

                             and

                             Lenard & Gonzalez LLP
                             1801 Century Park West
                             Sixth Floor
                             Los Angeles, CA 90067
                             Attention: Allen D. Lenard, Esq.

20. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent that a restrictive covenant contained herein may, at any time, be more restrictive than permitted under the laws of any jurisdiction where this Agreement may be subject to review and interpretation, the terms of such restrictive covenant shall be those allowed by law and the covenant shall be deemed to have been revised accordingly. Each and every term of this Agreement shall be enforced to the fullest extent permitted by law.

21. Section Headings. The Section headings herein are used solely for convenience and shall not be used in the interpretation or construction of this Agreement.

22. No Drafting Presumption. In interpreting the provisions of this Agreement, no presumption shall apply against any party that otherwise would operate against such party by reason of such document having been drafted by such party or at the direction of such party.

23. Counterparts: Facsimile. This Agreement may be executed in two counterparts and by facsimile, each of which shall be deemed an original and both of which together shall be deemed one Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



"EMPLOYEE"                                  "COMPANY"



/s/ FREDERICK W. FIELD                      ARTISTdirect Records, L.L.C.
------------------------------
    Frederick W. Field
                                            By:  ARTISTdirect Recordings, Inc.
                                            Its: Member

                                                 By:  ARTISTdirect, Inc.
                                                 Its: Sole Shareholder


                                                      By:  /s/ MARC GEIGER
                                                         -----------------------
                                                               Marc Geiger
                                                         Its: Chief Executive
                                                              Officer

                                    EXHIBIT 1

               California Labor Code Sections 2870, 2871 and 2872


SECTION 2870

(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

        (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

        (2)   Result from any work performed by the employee for the employer.

(b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.


SECTION 2871

No employer shall require a provision made void and unenforceable by Section 2870 as a condition of employment or continued employment. Nothing in this article shall be construed to forbid or restrict the right of an employer to provide in contracts of employment for disclosure, provided that any such disclosures be received in confidence, of all of the employee's inventions made solely or jointly with others during the term of his or her employment, a review process by the employer to determine such issues as may arise, and for full title to certain patents and inventions to be in the United States, as required by contracts between the employer and the United States or any of its agencies.


SECTION 2872

If an employment agreement entered into after January 1, 1980, contains a provision requiring the employee to assign or offer to assign any of his or her rights in any invention to his or her employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention which qualifies fully under the provisions of Section 2870. In any suit or action arising thereunder, the burden of proof shall be on the employee claiming the benefits of its provisions.

                                   EXHIBIT 3

                               ARTISTdirect, Inc.
                         5670 Wilshire Blvd., Suite 200
                             Los Angeles, CA 90036


                                  May 31, 2001

Mr. Frederick W. Field
c/o Ziffren, Brittenham, Branca & Fischer
1801 Century Park West
Los Angeles, CA 90067-6406
Attention: Gary Stiffelman, Esq.


Gentlemen:

        Reference is hereby made to that certain Employment Agreement of even date (the "Employment Agreement") by and between ARTISTdirect, Inc., a Delaware corporation ("AD"), and Frederick W. Field ("FIELD") pursuant to which Field is to become the Chairman of the Board of Directors and Chief Executive Officer of AD.

        Pursuant to Section 6(c) of the Employment Agreement, AD will issue to Field three separate option grants with respect to the common stock of AD ("Common Stock") (each, an "Option" and collectively, the "Options") in the forms attached as Exhibits 1, 2 and 3 to the Employment Agreement.

        AD hereby agrees that it shall, at its sole cost and expense, as expeditiously as reasonably possible:

        1. Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-8 (or successor form) with respect to all of the shares of Common Stock issuable upon exercise of the Options (collectively, the "Option Shares") and use all reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective until all of the Options have been exercised in full or expired in accordance with their terms.

        2. Prepare and file with the SEC such amendments and supplements to such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph 1 above.

        3. Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Field or any permitted transferee of the Options in accordance with the terms therein (collectively, the "Optionee"), provided that AD shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

        In addition to the foregoing, with a view to making available to the Optionee the benefits of certain rules and regulations of the SEC which may permit the sale of the Option Shares to the public without registration, AD agrees to use its best efforts to make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times that Optionee is an affiliate of

AD and file with the SEC, in a timely manner, all reports and other documents required of AD under the 1934 Securities Exchange Act, as amended.

        If the foregoing accurately reflects our understanding, please so indicate by signing below:



                                        Sincerely,


                                        ARTISTdirect, Inc.

                                        By:  /s/ MARC GEIGER
                                             -----------------------------
                                                 Marc Geiger
                                             Its: Chief Executive Officer





AGREED AND ACKNOWLEDGED:


/s/ FREDERICK W. FIELD
----------------------------
    Frederick W. Field

                                   EXHIBIT 4

                               ARTISTDIRECT, INC.
                          ARTISTDIRECT RECORDINGS, INC.
                          ARTISTDIRECT RECORDS, L.L.C.
                          5670 Wilshire Blvd, Suite 200
                              Los Angeles, CA 90036


                                  May 31, 2001


Mr. Frederick W. Field
Radar Records Holdings, LLC
c/o Ziffren, Brittenham, Branca & Fischer
1801 Century Park West
Los Angeles, CA 90067-6406
Attention: Gary Stiffelman, Esq.

Gentlemen:

        Reference is hereby made to the following facts:

        A. ARTISTdirect, Inc. ("AD") and Frederick W. Field ("FIELD") are parties to an Employment Agreement of even date pursuant to which Field is to become the Chairman and Chief Executive Officer of AD (the "AD EMPLOYMENT AGREEMENT"), and in connection with which AD is granting Field three (3) stock options (the "OPTIONS") and entering into a letter agreement with Field regarding registering the shares of AD Common Stock subject to the Options (the "REGISTRATION RIGHTS LETTER").

        B. ARTISTdirect Records, L.L.C. (the "LABEL"), ARTISTdirect Recordings, Inc., which is a wholly-owned subsidiary of AD ("ADR"), and Radar Records Holdings, LLC, which, directly or indirectly, is wholly owned by Field ("FIELDCO"), are parties to an Operating Agreement of even date pursuant to which ADR and FieldCo are to be issued units of membership interest in, and become the sole members of, the Label (the "OPERATING AGREEMENT").

        C. The Label and Field are parties to an Employment Agreement of even date pursuant to which Field is to become the Chief Executive Officer of the Label (the "LABEL EMPLOYMENT AGREEMENT").

        D. The Label and ADR are parties to a Loan and Security Agreement of even date pursuant to which ADR is to lend funds to, and receive a security interest in the assets of, the Label (the "LOAN AND SECURITY AGREEMENT").

        In connection with the applicable parties entering into the AD Employment Agreement, the Registration Rights Letter, the Operating Agreement, the Label Employment Agreement, the documents related to the grant of the Options and the Loan and Security Agreement (collectively, the "TRANSACTION DOCUMENTS") and issuing the Options, you and we have agreed as follows:

1. Defined Terms. Capitalized terms used in this side letter agreement (this "SIDE LETTER") without definition shall have the meaning ascribed to them in the Operating Agreement.

2.      AD Representations.

        (a) AD represents and warrants, as of the execution hereof and subject to the satisfaction of the conditions set forth in Section 4 below, each of the following: (a) AD and ADR

Mr. Frederick W. Field
Radar Records Holdings, LLC
May 31, 2001
Page 2 of 7


are duly organized, validly existing corporations, in good standing under the laws of the State of Delaware, and AD and ADR have all necessary power and authority to enter into, and to perform their obligations under the Transaction Documents (including, without limitation, AD's obligation to issue the Options);
(b) each Transaction Agreement has been duly authorized by AD, ADR, or the Label, as applicable, and upon execution, assuming valid execution and delivery by FieldCo and Field, each Transaction Agreement will constitute a legal, valid and binding obligation of AD, ADR or the Label, as applicable, enforceable against AD, ADR or the Label, as applicable, in accordance with its terms, except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal, state or local securities laws or by public policy, and (c) the execution, delivery and performance of the Transaction Documents by AD, ADR and the Label do not and will not (i) violate, conflict with or result in the breach of any provision of AD's or ADR's Certificate of Incorporation or Bylaws or any law or order of any court or other governmental authority applicable to AD or ADR or any of their assets, properties or business; or (ii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of the capital stock or on any of the assets or properties of AD or ADR pursuant to any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which AD or ADR is a party or by which any of such interests or any of such assets or properties are bound or affected.

        (b)    AD further warrants and represents that

               (i) AD and/or its Permitted Transferees own (directly or beneficially) 100% of the outstanding shares of capital stock of ADR, which, absent the prior consent of FieldCo for so long as FieldCo shall remain a Member, which consent may be withheld for any reason whatsoever, the foregoing shall remain true for so long as AD, ADR and/or their respective Permitted Transferees have any direct or beneficial interest in the Company; provided, however, that AD may transfer shares of capital stock of ADR, and ADR may issue shares of capital stock of ADR or interests derivative thereof (e.g., options to acquire shares of capital stock of ADR or "phantom" interests in the net profits of ADR) to employees of AD, ADR or their respective Permitted Transferees, so long as such shares or interests do not entitle the holders thereof to an interest in more than 20% of the capital or profits of ADR;

               (ii) As of the date hereof, AD's shares of capital stock in ADR are validly issued, fully paid and non-assessable; and

               (iii) As of the date hereof, AD and/or its Permitted Transferees have the sole control over, and all voting rights with respect to the exercise by ADR of, all voting rights, consent rights, rights of approval and like rights and power under the Transaction Documents and all related agreements, and, absent the prior consent of FieldCo for so long as FieldCo shall remain a Member, which consent may be withheld for any reason whatsoever, neither AD nor ADR shall voluntarily cause or allow the foregoing to cease to remain true for so long as AD, ADR and/or its Permitted Transferees have any direct or indirect interest in the Label.

Mr. Frederick W. Field
Radar Records Holdings, LLC
May 31, 2001
Page 3 of 7

3.      Field Representations, Warranties and Covenants.

        (a)    Field hereby represents and warrants that, as of the date hereof:
FieldCo is a duly organized, validly existing limited liability company, in good standing, under the laws of the State of Delaware. Field is an individual with his current principal place of residence in the State of California, and FieldCo and Field have all necessary power and authority to enter into, and to perform their obligations under the Transaction Documents. Each Transaction Agreement to which FieldCo is a party has been duly authorized by FieldCo, upon execution, assuming valid execution and delivery by AD, ADR and the Label, subject to
Section 4 below, each Transaction Agreement will constitute a legal, valid and binding obligation of FieldCo and Field, as the case may be, enforceable against each of them in accordance with their respective terms except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal, state or local securities laws or by public policy. The execution, delivery and performance of the Transaction Documents and all related agreements by FieldCo and Field, as the case may be, do not and will not: (i) violate, conflict with or result in the breach of any provision of FieldCo's Certificate of Formation or limited liability company agreement or any law or order of any court or other governmental authority applicable to FieldCo or Field, or any of their respective assets, properties or business; or (ii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of the Membership Interests or other equity interests or on any of the assets or properties of FieldCo or Field pursuant to any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which FieldCo or Field is a party or by which any of such interests or any of such assets or properties are bound or affected. FieldCo and Field have provided AD, ADR, and the Label with copies of all written contracts and have disclosed to ADR the terms of all material oral agreements to which any of them or any Affiliate is a party or has any obligation (A) with composers, lyricists, singers, musicians, or any other Person, in each case, directly relating to the production, manufacture or distribution of musical Recordings, (B) related to any indebtedness for borrowed money of FieldCo, or for which FieldCo is liable for repayment, (C) that limit or purport to limit the ability of FieldCo, Field or any of their respective Affiliates to compete in the Record Label Business, or (D) the performance of which would, or could reasonably be expected to have a material adverse effect on the business or financial condition of FieldCo, the Label, ADR or AD (all such contracts and pre-existing obligations are listed on Schedule 14.3 to the Operating Agreement).

        (b)    Field further warrants, represents and covenants that:

               (i) As of the date hereof, FieldCo engages in no business or activity (and has no assets), other than the investment in the Label and cash investments (or cash equivalents, money market accounts or publicly traded securities), and, absent the prior consent of ADR for so long as ADR shall remain a Member, which may be withheld for any reason whatsoever, the foregoing shall remain true for so long as Field, FieldCo and/or its Permitted Transferees have any direct or beneficial interest in the Label;

               (ii) As of the date hereof, Field and/or his Permitted Transferees own (directly or beneficially) 100% of the membership interests in FieldCo, which membership

Mr. Frederick W. Field
Radar Records Holdings, LLC
May 31, 2001
Page 4 of 7


interest provides Field and/or his Permitted Transferees with a 100% ownership and economic interest in FieldCo and, absent the prior consent of ADR for so long as ADR shall remain a Member, which consent may be withheld for any reason whatsoever, the foregoing shall remain true for so long as Field, FieldCo and/or its Permitted Transferees have any direct or beneficial interest in the Label; provided, however, that FieldCo may issue membership interests in FieldCo or other interests derivative thereof (e.g., "phantom" interests in the net profits of FieldCo) to employees of the Label, so long as such interests do not entitle the holders thereof to an interest in more than 20% of the capital or profits of FieldCo; and provided, further, that FieldCo may convert into a corporation so long as it notifies ADR promptly following the occurrence thereof. In the event FieldCo is converted into a corporation, the covenants and restrictions set forth in this Section 3(b) shall remain applicable, all references to FieldCo shall be deemed to refer to said corporation, and all references to membership interests of FieldCo shall be deemed to refer to stock of said corporation;

               (iii) As of the date hereof, Field's membership interest in FieldCo is validly issued, fully paid and non-assessable; and

               (iv) As of the date hereof, Field and/or his Permitted Transferees have the sole control over, and all voting rights with respect to the exercise by FieldCo of, all voting rights, consent rights, rights of approval and like rights and power under the Transaction Documents and all related agreements, and, absent the prior consent of ADR for so long as ADR shall remain a Member, which consent may be withheld for any reason whatsoever, neither FieldCo nor Field shall voluntarily cause or allow the foregoing to cease to remain true for so long as Field, FieldCo and/or its Permitted Transferees have any direct or indirect interest in the Label.

4. Conditions Precedent to Effectiveness. None of the Transaction Documents shall become effective until the date all of the following conditions shall have been satisfied (or the satisfaction thereof is waived in writing by the applicable Person(s)) (the "EFFECTIVE DATE"), if at all:

        (a) The Transaction Documents and the issuance of the Options shall have been approved by the stockholders of AD at a meeting thereof; provided, however, that the satisfaction of this condition may be waived in writing by FieldCo and Field;

        (b) Immediately following the meeting of stockholders described in paragraph (a) above, the Board of Directors of AD shall be comprised of the following individuals: Field, Marc Geiger, Keith Yokomoto, Steve Krupa, Allen Lenard, Cliff Friedman, Ben Moody, Dara Khosrowshahi and Don Muller; provided, however, that the satisfaction of this condition may be waived in writing by FieldCo and Field;

Mr. Frederick W. Field
Radar Records Holdings, LLC
May 31, 2001
Page 5 of 7


        (c) ADR shall have delivered to FieldCo and Field a certificate, signed by a duly authorized officer of ADR, certifying that as of the date upon which the stockholder approvals and actions required by the preceding paragraphs
(a) and (b) shall have been obtained (the "Approval Date"):

               (i) all of ADR's representations under the applicable Transaction Documents are true and correct in all material respects;

               (ii) there has been no change, event, violation, circumstance or effect that is materially adverse to the business, assets, liabilities, financial condition or results of operations of ADR; and

               (iii) with respect to ADR, there has been no action, suit, or proceeding pending or, to the best of ADR's knowledge, threatened, before any governmental authority or any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would prevent consummation of any of the transactions contemplated by the Transaction Documents, or cause any of the transactions contemplated by the Transaction Documents to be rescinded following consummation thereof;

provided, however, that the satisfaction of this condition may be waived in writing by FieldCo and Field;

        (d) FieldCo shall have delivered to ADR and AD a certificate, signed by Field, certifying that, as of the Approval Date:

               (i) all of FieldCo's representations under the applicable Transaction Documents are true and correct in all material respects;

               (ii) there has been no change, event, violation, circumstance or effect that is materially adverse to the business, assets, liabilities, financial condition or results of operations of FieldCo or Field; and

               (iii) with respect to FieldCo, there has been no action, suit, or proceeding pending or, to the best of FieldCo's knowledge, threatened, before any governmental authority or any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would prevent consummation of any of the transactions contemplated by the Transaction Documents, or cause any of the transactions contemplated by the Transaction Documents to be rescinded following consummation thereof;

provided, however, that the satisfaction of any condition set forth in this
Section 4(d) may be waived in writing by ADR and AD.

        (e) AD shall have delivered to Field and FieldCo a certificate, signed by a duly authorized officer of AD, certifying that, as of the Approval
Date:

               (i) all of AD's representations pursuant to Section 2 above and the applicable Transaction Documents are true and correct in all material respects;

               (ii) there has been no change, event, violation, circumstance or effect that is materially adverse to the business, assets, liabilities, financial condition or results of operations of AD; and

Mr. Frederick W. Field
Radar Records Holdings, LLC
May 31, 2001
Page 6 of 7


               (iii) with respect to AD, there has been no action, suit, or proceeding pending or, to the best of AD's knowledge, threatened, before any governmental authority or any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would prevent consummation of any of the transactions contemplated by the Transaction Documents, or cause any of the transactions contemplated by the Transaction Documents to be rescinded following consummation thereof;

provided, however, that the satisfaction of any of the conditions set forth in this Section 4(e) may be waived in writing by FieldCo and Field;

        (f) Field shall have delivered to ADR and AD, a certificate, signed by Field, certifying that, as of the Approval Date

               (i) all of Field's representations pursuant to Section 3 above and applicable Transaction Documents are true and correct in all material respects; and

               (ii) there has been no change, event, violation, circumstance or effect that is materially adverse to the business, assets, liabilities or financial condition of Field;

               (iii) with respect to Field, there has been no action, suit, or proceeding pending or, to the best of Field's knowledge, threatened, before any governmental authority or any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would prevent consummation of any of the transactions contemplated by the Transaction Documents, or cause any of the transactions contemplated by the Transaction Documents to be rescinded following consummation thereof;

provided, however, that the satisfaction of any of the conditions set forth in this Section 4(f) may be waived in writing by ADR and AD;

        You and we have further agreed that, if any of the conditions set forth in this Section 4 are not satisfied (or the satisfaction thereof is waived in writing by the applicable party) on or before July 31, 2001, each of the Transaction Documents shall be deemed void ab initio, of no force or effect.

5. Condition Subsequent. If ADR shall fail to make the Advance required of it pursuant to Section 5.1(d)(i) of the Operating Agreement on or before the date five Business Days following the Effective Date, then FieldCo and Field shall have the right, but not the obligation, at any time during the five Business Days after the five Business Days following the Effective Date, to terminate all of the Transaction Documents by written notice to AD and ADR. In the event FieldCo and Field shall deliver such a notice, each of the Transaction Documents shall be deemed void ab initio, of no force or effect.

Mr. Frederick W. Field
Radar Records Holdings, LLC
May 31, 2001
Page 7 of 7


        If the foregoing accurately reflects our understanding, please so indicate by signing below:

                                         Sincerely,

                                         ARTISTdirect, Inc.

                                         By:  /s/ MARC GEIGER
                                             -----------------------------
                                                  Marc Geiger
                                             Its: Chief Executive Officer


                                         ARTISTdirect Recordings, Inc.

                                         By:  /s/ MARC GEIGER
                                             -----------------------------
                                                  Marc Geiger
                                             Its: Chief Executive Officer


                                         ARTISTdirect Records, L.L.C.

                                         By:  ARTISTdirect Recordings, Inc.
                                         Its: Member

                                              By:  ARTISTdirect, Inc.
                                              Its: Sole Shareholder

                                                   By:  /s/ MARC GEIGER
                                                       -------------------------
                                                            Marc Geiger
                                                       Its: Chief Executive
                                                            Officer

AGREED AND ACKNOWLEDGED:

                                         Radar Records Holdings, LLC

/s/ FREDERICK W. FIELD                   By:  /s/ FREDERICK W. FIELD
---------------------------------            --------------------------------
    Frederick W. Field                            Frederick W. Field
                                             Its: Member

                               ARTISTDIRECT, INC.
                                      PROXY


                  Annual Meeting of Stockholders, June 29, 2001


                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                       OF DIRECTORS OF ARTISTDIRECT, INC.


        The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held Friday, June 29, 2001 and the Proxy Statement and appoints Marc P. Geiger and James B. Carroll, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of common stock of ARTISTDIRECT, INC. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2001 Annual Meeting of Stockholders of the Company to be held at __________________________________ on Friday, June 29,
2001 at 10:00 a.m. Pacific Daylight Savings Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card.


        1. To elect three directors to serve for a three-year term ending in the year 2004 or until their successors are duly elected and qualified;

                                                          WITHHOLD
                                         FOR              AUTHORITY TO VOTE
                Keith K. Yokomoto
                                         --------------   ----------------------
                Frederick W. Field
                                         --------------   ----------------------
                Benjamin Moody
                                         --------------   ----------------------

       2. To ratify the appointment of KPMG LLP as independent accountants of the Company for the fiscal year ending December 31, 2001.

                               FOR    AGAINST    ABSTAIN
                               [ ]      [ ]        [ ]


       3. To approve the formation of a record label company as a co-venture between the FOR AGAINST ABSTAIN Company and Frederick W. Field, and related agreements with Mr. Field.

                               FOR    AGAINST    ABSTAIN
                               [ ]      [ ]        [ ]

       4. To approve an amendment to the Company's Certificate of Incorporation to effect a one-for-ten reverse stock split.

                               FOR    AGAINST    ABSTAIN
                               [ ]      [ ]        [ ]


       5. In accordance with the discretion of the proxy holders, to act upon all matters FOR AGAINST ABSTAIN incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

                               FOR    AGAINST    ABSTAIN
                               [ ]      [ ]        [ ]


        The Board of Directors recommends a vote IN FAVOR OF the directors listed above and a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED ABOVE AND IN FAVOR OF PROPOSAL TWO.


       Please print the name(s)
       appearing on each share
       certificate(s) over which
       you have voting authority:
                                 -----------------------------------------------
                                         (Print name(s) on certificate)
       Please sign your
       name:                                              Date:
                       ----------------------------------      -----------------
                           (Authorized Signature(s))